As filed with the Securities and Exchange Commission on January 27, 2006
                                                   1933 Act File No. 033-46924
                                                   1940 Act File No. 811-06618




                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A




                  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [ X ]
                      Pre-Effective Amendment No.     ____          [   ]
                      Post-Effective Amendment No.      42          [ X ]


                                     and/or



     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [ X ]
                      Amendment No.               44                [ X ]
                                                ------

                        (Check appropriate box or boxes.)



                          FIRST INVESTORS EQUITY FUNDS
               (Exact Name of Registrant as Specified in Charter)



                                 95 Wall Street
                            New York, New York 10005
               (Address of Principal Executive Offices) (Zip Code)
       Registrant's Telephone Number, including Area Code: (212) 858-8000


                               Larry Lavoie, Esq.
                          First Investors Equity Funds
                                 95 Wall Street
                            New York, New York 10005
                     (Name and Address of Agent for Service)

                                    Copy to:
                              Robert J. Zutz, Esq.
                   Kirkpatrick & Lockhart Nicholson Graham LLP
                                  1601 K Street, N.W.
                             Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box)
        [ X ]   immediately upon filing pursuant to paragraph (b)
        [   ]   on (date)  pursuant to paragraph (b)
        [   ]   60 days after filing pursuant to paragraph (a)(1)
        [   ]   on (date) pursuant to paragraph (a)(1)
        [   ]   75 days after filing pursuant to paragraph (a)(2)
        [   ]   on (date)  pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:
        [   ]   This  post-effective  amendment  designates a new  effective date for a previously filed post-effective amendment.

The Registrant is the successor issuer to First Investors Series Fund II, Inc., a Maryland corporation (the "Predecessor Registrant"). By filing this Post-Effective Amendment to the currently effective Registration Statement on Form N-1A of the Predecessor Registrant (File No. 033-46924), the Registrant expressly adopts the Registration Statement of the Predecessor Registrant as its own Registration Statement for all purposes of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, effective January 27, 2006 immediately following the closing of a series of shell reorganization transactions between the Predecessor Registrant, First Investors Global Fund, Inc., First Investors Series Fund and the Registrant.

                          FIRST INVESTORS EQUITY FUNDS


                       CONTENTS OF REGISTRATION STATEMENT


This registration document is comprised of the following:

      Cover Sheet

      Contents of Registration Statement

      First Investors Equity Funds Prospectus

      First Investors Equity Funds Statement of Additional Information Part I

      Combined Statement of Additional Information Part II for all First Investors Funds

      Part C - Other Information

      Signature Page

      Exhibits

[First Investors Logo] FIRST INVESTORS


    EQUITY FUNDS

         TOTAL RETURN
         VALUE
         BLUE CHIP
         GROWTH & INCOME
         ALL-CAP GROWTH
         MID-CAP OPPORTUNITY
         SPECIAL SITUATIONS
         FOCUSED EQUITY
         GLOBAL


--------------------------------------------------------------------------------
   The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------


   THE DATE OF THIS

--------------------------------------------------------------------------------
                               P R O S P E C T U S
--------------------------------------------------------------------------------

                                                             IS JANUARY 30, 2006

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------


INTRODUCTION...................................................................2

FUND DESCRIPTIONS..............................................................3

     TOTAL RETURN FUND.........................................................3

     VALUE FUND...............................................................11

     BLUE CHIP FUND...........................................................19

     GROWTH & INCOME FUND.....................................................26

     ALL-CAP GROWTH FUND......................................................34

     MID-CAP OPPORTUNITY FUND.................................................43

     SPECIAL SITUATIONS FUND..................................................51

     FOCUSED EQUITY FUND......................................................59

     GLOBAL FUND..............................................................68

FUND MANAGEMENT...............................................................75

BUYING AND SELLING SHARES.....................................................78

     HOW AND WHEN DO THE FUNDS PRICE THEIR SHARES?............................78

     HOW DO I BUY SHARES?.....................................................80

     WHAT ARE THE SALES CHARGES?..............................................80

     ARE SALES CHARGE DISCOUNTS AVAILABLE?....................................82

     HOW DO I SELL SHARES?....................................................83

     WHAT IF MY ACCOUNT FALLS BELOW THE MINIMUM ACCOUNT REQUIREMENT?..........84

     CAN I EXCHANGE MY SHARES FOR THE SHARES OF OTHER FIRST INVESTORS FUNDS?..84

     WHAT ARE THE FUNDS' POLICIES ON FREQUENT TRADING IN THE SHARES OF
        THE FUNDS?............................................................84

     WHAT ARE THE RISKS OF FREQUENT TRADING IN THE SHARES OF THE FUNDS?.......85

ACCOUNT POLICIES..............................................................86

     WHAT ABOUT DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS?.....................86

     WHAT ABOUT TAXES?........................................................86

     OTHER ACCOUNT PRIVILEGES AND POLICIES....................................87

FINANCIAL HIGHLIGHTS..........................................................88

     TOTAL RETURN FUND........................................................89

     VALUE FUND...............................................................91

     BLUE CHIP FUND...........................................................93

     GROWTH & INCOME FUND.....................................................95

     ALL-CAP GROWTH FUND......................................................97

     MID-CAP OPPORTUNITY FUND.................................................99

     SPECIAL SITUATIONS FUND.................................................101

     FOCUSED EQUITY FUND.....................................................103

     GLOBAL FUND.............................................................105

--------------------------------------------------------------------------------
INTRODUCTION
--------------------------------------------------------------------------------

This prospectus describes the First Investors Funds that invest primarily in common stocks and other equity securities. Each individual Fund description in this prospectus has an "Overview" that provides a brief explanation of the Fund's objectives, principal investment strategies and risks, performance, fees and expenses. To help you decide which Funds may be right for you, we have included in each Overview a section offering examples of who should consider buying the Fund. Each Fund description also contains a "Fund in Detail" section with more information on the principal investment strategies and risks of the Fund.

None of the Funds in this prospectus, other than the Total Return Fund, pursues a primary strategy of allocating its assets among stocks, bonds and money market instruments. For most investors, a complete investment program should include each of these asset classes. While stocks have historically outperformed other categories of investments over long periods of time, they generally carry higher risks. There have also been extended periods during which bonds and money market instruments have outperformed stocks. By allocating your assets among different types of funds, you can reduce the overall risk of your portfolio. Of course, even a diversified investment program can result in a loss.

On January 27, 2006, each Fund acquired all the assets of a predecessor fund of the same name through a reorganization. Since each Fund's objective and policies are the same in all material respects as the predecessor fund and since each Fund has the same investment adviser, each Fund has adopted the prior performance and financial history of that fund.


The investment objective of each Fund is non-fundamental, which means that the Board of Trustees may change the investment objective of each Fund without shareholder approval. The Board may take such action when it believes that a change in the objective is necessary or appropriate in light of market circumstances or other events. As a shareholder, you will receive 60 days notice prior to the implementation of any such change.

--------------------------------------------------------------------------------
FUND DESCRIPTIONS
--------------------------------------------------------------------------------
TOTAL RETURN FUND
--------------------------------------------------------------------------------

OVERVIEW

Objective:

The Fund seeks high, long-term total investment return consistent with moderate investment risk.

Principal Investment Strategies:

The Fund allocates its assets among stocks, bonds and money market instruments based upon its views on market conditions, the relative values of these asset classes and economic trends. While the percentage of assets allocated to each asset class is flexible rather than fixed, the Fund normally invests at least 50% of its net assets in stocks and at least 25% in bonds, cash and cash equivalents. On a regular basis, the Fund reviews and determines whether to adjust the asset allocations. While the Fund invests primarily in securities that are traded in the U.S., it may also invest in securities that are traded in foreign markets ("foreign securities").

Once the target allocation for stocks has been set, the Fund uses fundamental research and analysis to determine which particular stocks to purchase or sell. The Fund will normally diversify its stock holdings among stocks of large-, mid-, and small-cap companies.

Once the target allocation for bonds has been set, the Fund selects individual investments in bonds, by first considering the outlook for the economy and interest rates, and thereafter, a particular security's characteristics. The Fund will typically diversify its bond holdings among different types of bonds, including corporate bonds and mortgaged-backed securities.

Principal Risks:


While a diversified portfolio of stocks, bonds and money market instruments is generally regarded as having less risk than a portfolio invested exclusively in stocks, it is nevertheless subject to market risk. Both stocks and bonds fluctuate not only as a result of company-specific developments but also with market conditions, economic cycles and interest rates. There are times when the value of bonds and stocks may decline simultaneously, such as when interest rates rise. The Fund may allocate assets to investment classes that underperform other classes.


The market risk associated with small-cap and mid-cap stocks is generally greater than that associated with large-cap stocks because small-cap and mid-cap stocks tend to experience sharper price fluctuations than large-cap stocks, particularly during bear markets.

Bonds are subject to interest rate and credit risk. Interest rate risk refers to the impact of interest rate changes on the values of bonds. Credit risk refers to the risk that an issuer of bonds may be unable to pay interest or principal when due.

Mortgage-backed securities are also subject to prepayment and extension risks. These are risks that the underlying mortgages may be repaid earlier or later than expected.

Investments in foreign securities involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards and less stringent regulation of foreign securities markets.

Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

WHO SHOULD CONSIDER BUYING THE TOTAL RETURN FUND?

The Total Return Fund may be used as a core holding of an investment portfolio. While every investor should consider an asset allocation strategy that meets his or her own needs, the Fund can be used as a stand alone investment by an investor who does not want to make his or her own asset allocation decisions. It may be appropriate for you if you:

o     Are seeking total return,
o     Are willing to accept a moderate degree of investment risk, and
o Have a long-term investment horizon and are able to ride out market cycles.

HOW HAS THE TOTAL RETURN FUND PERFORMED?

The following information shows how the Fund's performance has varied from year to year and in comparison with a broad-based index. This gives you some indication of the risks of investing in the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart presented below shows the performance of the Fund's Class A shares over the past ten calendar years. The Fund also has Class B shares. The performance of Class B shares differs from the performance of Class A shares only to the extent that they do not have the same expenses. The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.


--------------------------------------------------------------------------------
                                TOTAL RETURN FUND

                           [Bar Chart Graphic Omitted]


10.62%  18.08%  16.20%  13.59%  1.59%  -10.70%  -12.34%  20.53%   7.97%   4.79%

 1996    1997    1998    1999   2000     2001    2002     2003    2004    2005


During the periods shown, the highest quarterly return was 12.99% (for the quarter ended December 31, 1999) and the lowest quarterly return was -10.56% (for the quarter ended September 30, 2001).
--------------------------------------------------------------------------------

The following table shows the average annual total returns for the Fund's Class A and Class B shares, assuming reinvestment of dividends and other distributions, if any, and payment of the current maximum sales charge or contingent deferred sales charge ("CDSC"). The returns on Class A shares are shown both before and after taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each of the time periods shown below and do not reflect the impact of state or local taxes. After-tax returns on the sale of Fund shares may be higher than other returns for the same period because capital losses on redemptions produce tax deductions.

Your actual after-tax returns may differ from those shown because they depend on your individual tax situation. Moreover, the after-tax returns set forth below are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or IRAs. After-tax returns for Class B shares will vary from those shown below.


AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2005)

--------------------------------------------------------------------------------
                                              1 YEAR      5 YEARS     10 YEARS
--------------------------------------------------------------------------------

CLASS A SHARES

Return Before Taxes                           -1.26%       0.12%       5.83%

Return After Taxes on Distributions           -1.69%      -0.49%       4.17%

Return After Taxes on Distributions and
Sale of Fund Shares                           -0.71%      -0.28%       4.03%

--------------------------------------------------------------------------------

CLASS B SHARES

Return Before Taxes                            0.08%       0.21%       5.90%
--------------------------------------------------------------------------------
INDICES

S&P 500 Index (reflects no deduction for       4.91%       0.54%       9.07%
fees, expenses or taxes)*

Merrill Lynch U.S. Corporate &                 2.52%       6.07%       6.18%
Government Master Index (reflects no
deduction for fees, expenses or taxes)**
--------------------------------------------------------------------------------


* THE S&P 500 INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX OF 500 STOCKS DESIGNED TO MEASURE THE PERFORMANCE OF THE BROAD DOMESTIC ECONOMY THROUGH CHANGES IN THE AGGREGATE MARKET VALUE OF SUCH STOCKS, WHICH REPRESENT ALL MAJOR INDUSTRIES.


** THE MERRILL LYNCH U.S. CORPORATE & GOVERNMENT MASTER INDEX TRACKS THE PERFORMANCE OF U.S. DOLLAR-DENOMINATED INVESTMENT GRADE U.S. GOVERNMENT AND CORPORATE PUBLIC DEBT ISSUED IN THE U.S. DOMESTIC BOND MARKET, EXCLUDING COLLATERALIZED PRODUCTS SUCH AS MORTGAGE PASS-THROUGH AND ASSET BACKED SECURITIES.

WHAT ARE THE FEES AND EXPENSES OF THE TOTAL RETURN FUND?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)     CLASS A SHARES    CLASS B SHARES
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)    5.75%*              None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
(as a percentage of the lower of purchase
price or redemption price)                       None**            4.00%***
--------------------------------------------------------------------------------

* DUE TO ROUNDING OF NUMBERS IN CALCULATING A SALES CHARGE, YOU MAY PAY MORE OR LESS THAN WHAT IS SHOWN ABOVE.

** A CDSC OF 1.00% WILL BE ASSESSED ON CERTAIN REDEMPTIONS OF CLASS A SHARES THAT ARE PURCHASED WITHOUT A SALES CHARGE.

*** 4.00% IN THE FIRST YEAR; DECLINING TO 0% AFTER THE SIXTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES AFTER EIGHT YEARS.

Annual Fund Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*


-----------------------------------------------------------------------------------------------------
                        Management    Distribution and Service     Other       Total Annual Fund
                           Fees             (12b-1) Fees          Expenses     Operating Expenses
                                                                    (1)               (1)
-----------------------------------------------------------------------------------------------------
    Class A Shares         0.75%               0.30%               0.35%             1.40%
-----------------------------------------------------------------------------------------------------
    Class B Shares         0.75%               1.00%               0.35%             2.10%
-----------------------------------------------------------------------------------------------------


* THE FUND'S EXPENSES HAVE BEEN RESTATED TO REFLECT CURRENT FEES.

(1) THE FUND HAS AN EXPENSE OFFSET ARRANGEMENT THAT MAY REDUCE THE FUND'S CUSTODIAN FEE BASED ON THE AMOUNT OF CASH MAINTAINED BY THE FUND WITH ITS CUSTODIAN. ANY SUCH FEE REDUCTIONS ARE NOT REFLECTED UNDER OTHER EXPENSES OR TOTAL ANNUAL FUND OPERATING EXPENSES.

Example

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. It assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions your costs would be:


--------------------------------------------------------------------------------
                      ONE YEAR       THREE YEARS      FIVE YEARS       TEN YEARS
--------------------------------------------------------------------------------
If you redeem your shares:
--------------------------------------------------------------------------------
Class A shares          $709             $993           $1,297         $2,158
--------------------------------------------------------------------------------
Class B shares          $613             $958           $1,329         $2,252*
--------------------------------------------------------------------------------
If you do not redeem your shares:
--------------------------------------------------------------------------------
Class A shares          $709             $993           $1,297         $2,158
--------------------------------------------------------------------------------
Class B shares          $213             $658           $1,129         $2,252*
--------------------------------------------------------------------------------

* ASSUMES CONVERSION TO CLASS A SHARES EIGHT YEARS AFTER PURCHASE.

THE FUND IN DETAIL

WHAT ARE THE TOTAL RETURN FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS?

Objective:

The Fund seeks high, long-term total investment return consistent with moderate investment risk.

Principal Investment Strategies:

The Fund allocates its assets among stocks, bonds and money market instruments. While the percentage of assets allocated to each asset class is flexible rather than fixed, the Fund normally invests at least 50% of its net assets in stocks and at least 25% in bonds, cash and cash equivalents. On a regular basis, the Fund reviews and determines whether to adjust its asset allocations based upon its views on market conditions, the relative values of the asset classes and economic trends. While the Fund invests primarily in securities that are traded in the U.S., it may also invest in securities that are traded in foreign markets.

Once the asset allocation for stocks has been set, the Fund uses fundamental research and analysis to determine which particular stocks to purchase or sell. The Fund primarily invests in common stocks that offer the potential for capital growth, current income or both. In selecting stocks, the Fund considers, among other things, the issuer's financial strength, management, earnings growth potential and history (if any) of paying dividends. The Fund will normally diversify its stock holdings among stocks of large-, mid-, and small-cap companies.

Once the target allocation for bonds has been set, the Fund selects individual investments in bonds, by first considering the outlook for the economy and interest rates, and thereafter, a particular security's characteristics. The Fund will typically diversify its bond holdings among different types of bonds, including corporate bonds and mortgaged-backed securities.

The Fund may sell a security if it becomes fully valued, its fundamentals have deteriorated, alternative investments become more attractive or if it is necessary to rebalance the portfolio. The Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. If it does so, it may not achieve its investment objective. The Fund may also choose not to take defensive positions.

Information on the Fund's recent strategies and holdings can be found in the most recent annual report and information concerning the Fund's policies and procedures with respect to disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the Total Return Fund:

Market Risk:

Because the Fund primarily invests in common stocks, it is subject to market risk. Stock prices may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates or a change in investor sentiment.

Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. Similarly, bond prices fluctuate in value with changes in interest rates, the economy and, in the case of corporate bonds, the financial conditions of companies that issue them. In general, bonds decline in value when interest rates rise. While stocks and bonds may react differently to economic events, there are times when stocks and bonds both may decline in value simultaneously.


The Fund may allocate assets to investment classes that underperform other classes. For example, the Fund may be overweighted in stocks when the stock market is falling and the bond market is rising.


The market risk associated with small-cap and mid-cap stocks is generally greater than that associated with large-cap stocks because such stocks tend to experience sharper price fluctuations than large-cap stocks. The additional volatility associated with small-to-mid-cap stocks is attributable to a number of factors, including the fact that the earnings of small-to-mid-size companies tend to be less predictable than those of larger, more established companies. Small-to-mid-cap stocks are also not as broadly traded as stocks of companies with larger market capitalizations. At times, it may be difficult for the Fund to sell small-to-mid-cap stocks at reasonable prices.

Interest Rate Risk:

The market value of a bond is affected by changes in interest rates. When interest rates rise, the market value of a bond declines, and when interest rates decline, the market value of a bond increases. Generally, the longer the maturity and duration of a bond, the greater its sensitivity to interest rates.

Because the Fund invests in mortgage-backed securities, it is subject to prepayment and extension risk. When interest rates decline, homeowners tend to refinance their mortgages. This could cause a decrease in the Fund's income and share price. Extension risk is the flip side of prepayment risk. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This will increase both the Fund's sensitivity to rising interest rates and its potential for price declines.

Credit Risk:

This is the risk that an issuer of bonds will be unable to pay interest or principal when due. The prices of bonds are affected by the credit quality of the issuer. Changes in the financial condition of an issuer, general economic conditions and specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Such changes may weaken an issuer's ability to make payments of principal or interest, or cause an issuer of bonds to fail to make timely payments of interest or principal. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds. The lowest rating category of investment grade bonds may have speculative characteristics. While credit ratings may be available to assist in evaluating an issuer's credit quality, they may not accurately predict an issuer's ability to make timely payments of principal and interest.

Foreign Securities Risk:

Investments in foreign securities involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards and less stringent regulation of foreign securities markets.

--------------------------------------------------------------------------------
VALUE FUND
--------------------------------------------------------------------------------

OVERVIEW

Objective:

The Fund's investment objective is to seek total return.

Principal Investment Strategies:

The Fund invests primarily in dividend-paying stocks of companies that the Fund believes are undervalued. The Fund may also invest, to a lesser extent, in preferred stocks, convertible securities and fixed income securities.

In selecting stocks, the Fund typically begins by identifying companies that pay dividends. The Fund then looks for companies that meet one or more quantitative standards that indicate they may be undervalued, such as low price-to-earnings ratios or low price-to-cash flow ratios. The Fund also analyzes qualitative issues, such as whether the managements of the companies are pursuing reasonable strategies.


The Fund normally will diversify its assets among dividend-paying stocks of large-, mid- and small-cap companies. The Fund may also invest in stocks of companies of any size that do not pay dividends if they appear to be undervalued. While the Fund invests primarily in securities that are traded in the U.S., it may also invest in securities that are traded in foreign markets ("foreign securities").


Principal Risks:


o An investment in the Fund is subject to market risk. Stock prices may decline over short or even extended periods not only because of company-specific developments but also in response to movements in the overall securities markets, general economic conditions and changes in interest rates or investor sentiment.


o Stocks that are considered "undervalued" may not rise as expected or may fall if anticipated events do not occur or investor perceptions do not change. Moreover, value stocks may fall out of favor with investors as a class.

o The market risk associated with small-cap and mid-cap stocks is generally greater than that associated with large-cap stocks because mid-cap and small-cap stocks tend to experience sharper price fluctuations than large-cap stocks, particularly during bear markets.

o The prices of the Fund's investments in preferred stocks, convertible securities and fixed income securities will fluctuate in relation to changes in interest rates, the economy and the financial conditions of companies that issue them. In general, these securities decline in value when interest rates rise or the financial conditions of their issuers deteriorate. This is referred to as interest rate risk and credit risk.

o Investments in foreign securities involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

WHO SHOULD CONSIDER BUYING THE VALUE FUND?

The Value Fund may be used as a core holding for an investment portfolio or as a base on which to build a portfolio. It may be appropriate for you if you:

o    Are seeking total return,
o    Are willing to accept a moderate degree of investment risk, and
o    Have a long-term investment horizon and are able to ride out market cycles.

HOW HAS THE VALUE FUND PERFORMED?

The following information shows how the Fund's performance has varied from year to year and in comparison with a broad-based index. This gives you some indication of the risks of investing in the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart presented below shows the performance of the Fund's Class A shares over the past ten calendar years. The Fund also has Class B shares. The performance of Class B shares differs from the performance of Class A shares only to the extent that they do not have the same expenses. The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.

Prior to December 31, 2002, the Fund was named the Utilities Income Fund and it primarily focused its investments in utilities industries. The Fund's performance likely would have been different had it been following its current investment policies and investment strategies.



--------------------------------------------------------------------------------
                                   VALUE FUND

                           [Bar Chart Graphic Omitted]


7.63%  24.01%  11.43%  15.70%  -1.22% -19.88% -21.40%  25.25%  15.13%   5.56%

1996    1997    1998    1999    2000    2001    2002    2003    2004    2005


During the periods shown, the highest quarterly return was 14.77% (for the quarter ended March 31, 2000) and the lowest quarterly return was -16.41% (for the quarter ended September 30, 2002).
--------------------------------------------------------------------------------

The following table shows the average annual total returns for the Fund's Class A and Class B shares, assuming reinvestment of dividends and other distributions, if any, and payment of the current maximum sales charge or contingent deferred sales charge ("CDSC"). The returns on Class A shares are shown both before and after taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each of the time periods shown below and do not reflect the impact of state or local taxes. After-tax returns on the sale of Fund shares may be higher than other returns for the same period because capital losses on redemptions produce tax deductions.

Your actual after-tax returns may differ from those shown because they depend on your individual tax situation. Moreover, the after-tax returns set forth below are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or IRAs. After-tax returns for Class B shares will vary from those shown below.


AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2005)


--------------------------------------------------------------------------------

                                            1 YEAR       5 YEARS     10 YEARS
--------------------------------------------------------------------------------

CLASS A SHARES

Return Before Taxes                         -0.51%       -2.02%        4.39%

Return After Taxes on Distributions         -0.70%       -2.42%        3.09%

Return After Taxes on Distributions and
Sale of Fund Shares                         -0.14%       -1.94%        3.10%
--------------------------------------------------------------------------------

CLASS B SHARES

Return Before Taxes                          0.62%       -1.94%        4.42%
--------------------------------------------------------------------------------

INDEX
S&P 500 Index (reflects no deduction         4.91%        0.54%        9.07%
for fees, expenses or taxes)*
--------------------------------------------------------------------------------

* THE S&P 500 INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX OF 500 STOCKS DESIGNED TO MEASURE THE PERFORMANCE OF THE BROAD DOMESTIC ECONOMY THROUGH CHANGES IN THE AGGREGATE MARKET VALUE OF SUCH STOCKS, WHICH REPRESENT ALL MAJOR INDUSTRIES.

WHAT ARE THE FEES AND EXPENSES OF THE VALUE FUND?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)   CLASS A SHARES    CLASS B SHARES

--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)  5.75%*              None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
(as a percentage of the lower of purchase
price or redemption price)                     None**            4.00%***
--------------------------------------------------------------------------------

* DUE TO ROUNDING OF NUMBERS IN CALCULATING A SALES CHARGE, YOU MAY PAY MORE OR LESS THAN WHAT IS SHOWN ABOVE.

** A CDSC OF 1.00% WILL BE ASSESSED ON CERTAIN REDEMPTIONS OF CLASS A SHARES THAT ARE PURCHASED WITHOUT A SALES CHARGE.

*** 4.00% IN THE FIRST YEAR; DECLINING TO 0% AFTER THE SIXTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES AFTER EIGHT YEARS.

Annual Fund Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


--------------------------------------------------------------------------------
                                                               Total Annual Fund
                   Management   Distribution and      Other        Operating
                      Fees       Service (12b-1)    Expenses       Expenses
                                      Fees             (1)            (1)
--------------------------------------------------------------------------------
  Class A Shares      0.75%           0.30%           0.38%          1.43%
--------------------------------------------------------------------------------
  Class B Shares      0.75%           1.00%           0.38%          2.13%
--------------------------------------------------------------------------------

 (1) THE FUND HAS AN EXPENSE OFFSET ARRANGEMENT THAT MAY REDUCE THE FUND'S CUSTODIAN FEE BASED ON THE AMOUNT OF CASH MAINTAINED BY THE FUND WITH ITS CUSTODIAN. ANY SUCH FEE REDUCTIONS ARE NOT REFLECTED UNDER OTHER EXPENSES OR TOTAL ANNUAL FUND OPERATING EXPENSES.

Example

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. It assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions your costs would be:


--------------------------------------------------------------------------------

                      ONE YEAR       THREE YEARS      FIVE YEARS       TEN YEARS
--------------------------------------------------------------------------------
If you redeem your shares:
--------------------------------------------------------------------------------
Class A shares          $712            $1,001          $1,312           $2,190
--------------------------------------------------------------------------------
Class B shares          $616              $967          $1,344           $2,284*
--------------------------------------------------------------------------------
If you do not redeem your shares:
--------------------------------------------------------------------------------
Class A shares          $712            $1,001          $1,312           $2,190
--------------------------------------------------------------------------------
Class B shares          $216              $667          $1,144           $2,284*
--------------------------------------------------------------------------------

* ASSUMES CONVERSION TO CLASS A SHARES EIGHT YEARS AFTER PURCHASE.

THE FUND IN DETAIL

WHAT ARE THE VALUE FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS?

Objective:

The Fund's investment objective is to seek total return.

Principal Investment Strategies:

The Fund invests, under normal market conditions, primarily in dividend-paying stocks of companies that the Fund believes are undervalued in the market relative to their long term potential. The Fund may also invest, to a lesser degree, in preferred stock, convertible securities, and fixed income securities.

In selecting stocks, the Fund typically begins by identifying companies that pay dividends. The Fund then analyzes companies that appear to be undervalued. Quantitatively, the Fund looks for companies that have one or more of the following characteristics: low price-to-earnings ratios, low price-to-cash flow ratios, low price-to-book value ratios, low price-to-sales ratios, low corporate leverage, and insider buying.

Qualitatively, the Fund assesses whether management is implementing a reasonable corporate strategy and is operating in the interests of shareholders. Other considerations may include analysis of the company's balance sheet, competition within a company's industry, barriers to entry and the potential for product substitution.


The Fund normally will diversify its assets among dividend-paying stocks of large-, mid- and small-cap companies. The Fund may also invest in stocks of companies of any size that do not pay dividends if they appear to be undervalued. Market capitalization is not an initial factor during the security selection process, but it is considered in assembling the total portfolio. While the Fund invests primarily in securities that are traded in the U.S., it may also invest in securities that are traded in foreign markets.


The Fund may sell a security if it becomes fully valued, its fundamentals have deteriorated or alternative investments become more attractive. The Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. If it does so, it may not achieve its investment objective. The Fund may also choose not to take defensive positions.

Information on the Fund's recent strategies and holdings can be found in the most recent annual report and information concerning the Fund's policies and procedures with respect to disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the Value Fund:

Market Risk:


Because the Fund primarily invests in common stocks, it is subject to market risk. Stock prices may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates or a change in investor sentiment. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets.


Undervalued Securities Risk:

The Fund seeks to invest in stocks that are undervalued and that will rise in value due to anticipated events or changes in investor perceptions. If these events do not occur, are delayed or investor perceptions about the securities do not improve, the market price of these securities may not rise as expected or may fall. Moreover, value stocks may fall out of favor with investors and decline in price as a class.

Small-Cap and Mid-Cap Risk:

The market risk associated with small-cap and mid-cap stocks is generally greater than that associated with large-cap stocks because such stocks tend to experience sharper price fluctuations than large-cap stocks. The additional volatility associated with small-to-mid-cap stocks is attributable to a number of factors, including the fact that the earnings of small-to-mid-size companies tend to be less predictable than those of larger, more established companies. Small-to-mid-cap stocks are also not as broadly traded as stocks of companies with larger market capitalizations. At times, it may be difficult for the Fund to sell small-to-mid-cap stocks at reasonable prices.

Interest Rate and Credit Risk:

The values of preferred stock, bonds and other fixed income securities are affected by changes in interest rates, the economy and the financial conditions of companies that issue such securities. When interest rates rise, the prices of these securities may fall and when interest rates decline, the prices of these securities increase. This is known as interest rate risk.

Credit risk is the risk that an issuer of bonds or other fixed income securities will be unable to pay interest or principal when due. In general, the price of a fixed income security will decline when the credit quality of its issuer declines. Changes in the financial condition of an issuer, general economic conditions and specific conditions that affect a particular type of issuer can impact the credit quality of an issuer.

Foreign Securities Risk:

Investments in foreign securities involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards and less stringent regulation of foreign securities markets.

--------------------------------------------------------------------------------
BLUE CHIP FUND
--------------------------------------------------------------------------------

OVERVIEW

Objective:

The Fund seeks high total investment return.

Principal Investment Strategies:

The Fund primarily invests in the common stocks of large, well-established companies that have market capitalizations of greater than $5 billion ("Blue Chip" stocks). The Fund uses fundamental research to select stocks of companies that it believes to have attractive valuations and growth potential within their respective sectors and industries. The Fund attempts to stay broadly diversified but it may emphasize certain industry sectors based on economic and market conditions. While the Fund invests primarily in securities that are traded in the U.S., it may also invest in securities that are traded in foreign markets ("foreign securities"). The Fund may also opportunistically invest in small-cap and mid-cap companies that have been selected for their growth potential.

Principal Risks:

While Blue Chip stocks are regarded as among the most conservative stocks, like all stocks they fluctuate in price not only because of company-specific developments but also in response to movements in the overall securities markets, general economic conditions and changes in interest rates or investor sentiment. This is known as market risk. Fluctuations in the prices of Blue Chip stocks at times can be substantial. Because the Fund may emphasize certain industry sectors, the Fund's performance may be adversely affected if those sectors perform poorly.

The market risk associated with small-cap and mid-cap stocks is generally greater than that associated with large-cap stocks because small-cap and mid-cap stocks tend to experience sharper price fluctuations than large-cap stocks, particularly during bear markets.

Investments in foreign securities involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards and less stringent regulation of foreign securities markets.

Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

WHO SHOULD CONSIDER BUYING THE BLUE CHIP FUND?

The Blue Chip Fund may be used as a core holding for an investment portfolio or as a base on which to build a portfolio. It may be appropriate for you if you:

o    Are seeking growth of capital,
o    Are willing to accept a moderate degree of investment risk, and
o    Have a long-term investment horizon and are able to ride out market cycles.

HOW HAS THE BLUE CHIP FUND PERFORMED?

The following information shows how the Fund's performance has varied from year to year and in comparison with a broad-based index. This gives you some indication of the risks of investing in the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart presented below shows the performance of the Fund's Class A shares over the past ten calendar years. The Fund also has Class B shares. The performance of Class B shares differs from the performance of Class A shares only to the extent that they do not have the same expenses. The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.


--------------------------------------------------------------------------------

                                 BLUE CHIP FUND

                           [Bar Chart Graphic Omitted]


20.55%  26.05%  18.10%  24.73%  -6.04%  -19.32%  -26.18%  25.13%  6.48%  3.67%

1996    1997    1998    1999    2000    2001     2002     2003    2004   2005


During the periods shown, the highest quarterly return was 19.96% (for the quarter ended December 31, 1998) and the lowest quarterly return was -18.14% (for the quarter ended September 30, 2001).
--------------------------------------------------------------------------------

The following table shows the average annual total returns for the Fund's Class A and Class B shares, assuming reinvestment of dividends and other distributions, if any, and payment of the current maximum sales charge or contingent deferred sales charge ("CDSC"). The returns on Class A shares are shown both before and after taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each of the time periods shown below and do not reflect the impact of state or local taxes. After-tax returns on the sale of Fund shares may be higher than other returns for the same period because capital losses on redemptions produce tax deductions.

Your actual after-tax returns may differ from those shown because they depend on your individual tax situation. Moreover, the after-tax returns set forth below are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or IRAs. After-tax returns for Class B shares will vary from those shown below.


AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2005)

--------------------------------------------------------------------------------

                                             1 YEAR       5 YEARS      10 YEARS
--------------------------------------------------------------------------------

CLASS A SHARES

Return Before Taxes                          -2.28%        -4.96%        5.01%

Return After Taxes on Distributions          -2.36%        -4.98%        4.10%

Return After Taxes on Distributions and
Sale of Fund Shares                          -1.38%        -4.17%        4.00%
--------------------------------------------------------------------------------

CLASS B SHARES

Return Before Taxes                          -1.09%        -4.89%        5.07%
--------------------------------------------------------------------------------

INDEX

S&P 500 Index (reflects no deduction          4.91%         0.54%        9.07%
for fees, expenses or taxes)*
--------------------------------------------------------------------------------


* THE S&P 500 INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX OF 500 STOCKS DESIGNED TO MEASURE THE PERFORMANCE OF THE BROAD DOMESTIC ECONOMY THROUGH CHANGES IN THE AGGREGATE MARKET VALUE OF SUCH STOCKS, WHICH REPRESENT ALL MAJOR INDUSTRIES.

WHAT ARE THE FEES AND EXPENSES OF THE BLUE CHIP FUND?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)   CLASS A SHARES    CLASS B SHARES

--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)  5.75%*              None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
(as a percentage of the lower of purchase
price or redemption price)                     None**            4.00%***
--------------------------------------------------------------------------------

* DUE TO ROUNDING OF NUMBERS IN CALCULATING A SALES CHARGE, YOU MAY PAY MORE OR LESS THAN WHAT IS SHOWN ABOVE.

** A CDSC OF 1.00% WILL BE ASSESSED ON CERTAIN REDEMPTIONS OF CLASS A SHARES THAT ARE PURCHASED WITHOUT A SALES CHARGE.

*** 4.00% IN THE FIRST YEAR; DECLINING TO 0% AFTER THE SIXTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES AFTER EIGHT YEARS.

Annual Fund Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

--------------------------------------------------------------------------------
                                                               Total Annual Fund
                   Management   Distribution and      Other        Operating
                      Fees       Service (12b-1)    Expenses       Expenses
                                      Fees             (1)            (1)
--------------------------------------------------------------------------------
  Class A Shares      0.74%           0.30%           0.41%          1.45%
--------------------------------------------------------------------------------
  Class B Shares      0.74%           1.00%           0.41%          2.15%
--------------------------------------------------------------------------------

* THE FUND'S EXPENSES HAVE BEEN RESTATED TO REFLECT CURRENT FEES.

(1) THE FUND HAS AN EXPENSE OFFSET ARRANGEMENT THAT MAY REDUCE THE FUND'S CUSTODIAN FEE BASED ON THE AMOUNT OF CASH MAINTAINED BY THE FUND WITH ITS CUSTODIAN. ANY SUCH FEE REDUCTIONS ARE NOT REFLECTED UNDER OTHER EXPENSES OR TOTAL ANNUAL FUND OPERATING EXPENSES.

Example

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. It assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions your costs would be:


--------------------------------------------------------------------------------

                      ONE YEAR       THREE YEARS      FIVE YEARS       TEN YEARS
--------------------------------------------------------------------------------
If you redeem your shares:
--------------------------------------------------------------------------------
Class A shares          $714            $1,007          $1,322           $2,210
--------------------------------------------------------------------------------
Class B shares          $618              $973          $1,354           $2,305*
--------------------------------------------------------------------------------
If you do not redeem your shares:
--------------------------------------------------------------------------------
Class A shares          $714            $1,007          $1,322           $2,210
--------------------------------------------------------------------------------
Class B shares          $218              $673          $1,154           $2,305*
--------------------------------------------------------------------------------

* ASSUMES CONVERSION TO CLASS A SHARES EIGHT YEARS AFTER PURCHASE.

THE FUND IN DETAIL

WHAT ARE THE BLUE CHIP FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS?

Objective:

The Fund seeks high total investment return.

Principal Investment Strategies:

Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of "Blue Chip" companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund defines "Blue Chip" companies as large, well-established companies that have market capitalizations of greater than $5 billion. While the Fund invests primarily in securities that are traded in the U.S., it may also invest in securities that are traded in foreign markets. The Fund may also opportunistically invest in small-cap and mid-cap companies that have been selected for their growth potential.

The Fund uses fundamental research to select stocks of companies which it believes to have attractive valuations and growth potential within their respective sectors and industries. The Fund considers a variety of factors, including the strength of a company's balance sheet, its record of earnings growth and its competitive position. The Fund attempts to stay broadly diversified but it may emphasize certain industry sectors based on economic and market conditions.

The Fund may sell a stock when it becomes fully valued, its fundamentals have deteriorated or alternative investments become more attractive. The Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. If it does so, it may not achieve its investment objective. The Fund may also choose not to take defensive positions. The Fund may, at times, engage in short-term trading, which could produce higher transaction costs and taxable distributions and may result in a lower total return for the Fund.

Information on the Fund's recent strategies and holdings can be found in the most recent annual report and information concerning the Fund's policies and procedures with respect to disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the Blue Chip Fund:

Market Risk:

Because the Fund primarily invests in common stocks, it is subject to market risk. Stock prices may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates or a change in investor sentiment. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets.

While Blue Chip stocks have historically been the least risky and most liquid of stocks, like all stocks they fluctuate in value. Moreover, Blue Chip stocks include stocks of technology companies which may fluctuate substantially in price.

While the Fund generally attempts to stay broadly diversified, it may emphasize certain industry sectors based upon economic and market conditions. The Fund's performance could be adversely affected if these industry sectors perform worse than expected.

The market risk associated with small-cap and mid-cap stocks is generally greater than that associated with large-cap stocks because such stocks tend to experience sharper price fluctuations than large-cap stocks. The additional volatility associated with small-to-mid-cap stocks is attributable to a number of factors, including the fact that the earnings of small-to-mid-size companies tend to be less predictable than those of larger, more established companies. Small-to-mid-cap stocks are also not as broadly traded as stocks of companies with larger market capitalizations. At times, it may be difficult for the Fund to sell small-to-mid-cap stocks at reasonable prices.

Foreign Securities Risk:

Investments in foreign securities involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards and less stringent regulation of foreign securities markets.

--------------------------------------------------------------------------------
GROWTH & INCOME FUND
--------------------------------------------------------------------------------

OVERVIEW

Objectives:

The Fund seeks long-term growth of capital and current income.

Principal Investment Strategies:

The Fund primarily invests in common stocks that offer the potential for capital growth, current income or both. The Fund seeks to invest in common stocks of companies that have a history of paying dividends ("dividend-paying stocks"). When the Fund cannot identify dividend-paying stocks that it believes offer sufficient growth potential, it pursues its objectives of growth and current income by investing in a combination of non-dividend-paying common stocks that offer growth potential ("growth stocks") and preferred stocks, convertible securities and corporate bonds. The Fund will normally diversify its stock holdings among stocks of large-, mid-, and small-cap companies. While the Fund invests primarily in securities that are traded in the U.S., it may also invest in securities that are traded in foreign markets ("foreign securities").

Principal Risks:

Because the Fund invests in common stocks, it is subject to market risk. While dividend-paying stocks are generally considered less volatile than other stocks, there can be no guarantee that the Fund's overall portfolio will be less volatile than the general stock market for a number of reasons, including the following:

o Depending upon market conditions, the income from dividend-paying stocks and other investments may not be sufficient to provide a cushion against general market downturns.

o If the Fund cannot identify dividend-paying stocks that it believes have sufficient growth potential, it may have a substantial portion of its portfolio in growth stocks. Growth stocks are typically more volatile than the general market. Growth stocks are generally stocks of companies which are expected to increase their earnings faster than the overall market. If expectations are not met, the prices of these stocks may decline significantly even if their earnings increase.

o The market risk associated with small-cap and mid-cap stocks is generally greater than that associated with large-cap stocks because mid-cap and small-cap stocks tend to experience sharper price fluctuations than large-cap stocks, particularly during bear markets.

o The prices of the Fund's investments in preferred stocks, convertible securities and bonds will fluctuate in relation to changes in interest rates, the economy and the financial conditions of companies that issue them. In general, these securities decline in value when interest rates rise.

o Investments in foreign securities involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards and less stringent regulation of foreign securities markets.

Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

WHO SHOULD CONSIDER BUYING THE GROWTH & Income Fund?

The Growth & Income Fund may be used as a core holding for an investment portfolio or as a base on which to build a portfolio. It may be appropriate for you if you:

o    Are primarily seeking growth of capital,
o    Are willing to accept a moderate degree of investment risk, and
o    Have a long-term investment horizon and are able to ride out market cycles.

Since the Fund's income level will likely be small and will fluctuate, there can be no assurance that the Fund will be able to pay dividends. The Fund is therefore not designed for investors who need an assured level of current income.

HOW HAS THE GROWTH & INCOME FUND PERFORMED?

The following information shows how the Fund's performance has varied from year to year and in comparison with a broad-based index. This gives you some indication of the risks of investing in the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart presented below shows the performance of the Fund's Class A shares over the past ten calendar years. The Fund also has Class B shares. The performance of Class B shares differs from the performance of Class A shares only to the extent that they do not have the same expenses. The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.



--------------------------------------------------------------------------------
                              GROWTH & INCOME FUND

                           [Bar Chart Graphic Omitted]


19.96%  27.16%  23.41%  23.21%  -3.23%  -15.51%  -22.83%  29.85%  10.87%  6.68%

1996    1997    1998    1999    2000    2001     2002     2003    2004    2005


During the periods shown, the highest quarterly return was 19.43% (for the quarter ended December 31, 1998) and the lowest quarterly return was -16.45% (for the quarter ended September 30, 2002).
--------------------------------------------------------------------------------

The following table shows the average annual total returns for the Fund's Class A and Class B shares, assuming reinvestment of dividends and other distributions, if any, and payment of the current maximum sales charge or contingent deferred sales charge ("CDSC"). The returns on Class A shares are shown both before and after taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each of the time periods shown below and do not reflect the impact of state or local taxes. After-tax returns on the sale of Fund shares may be higher than other returns for the same period because capital losses on redemptions produce tax deductions.

Your actual after-tax returns may differ from those shown because they depend on your individual tax situation. Moreover, the after-tax returns set forth below are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or IRAs. After-tax returns for Class B shares will vary from those shown below.


AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2005)

--------------------------------------------------------------------------------

                                            1 YEAR       5 YEARS      10 YEARS
--------------------------------------------------------------------------------

CLASS A SHARES

Return Before Taxes                          0.52%       -1.14%         7.80%

Return After Taxes on Distributions          0.45%       -1.26%         7.09%

Return After Taxes on Distributions and
Sale of Fund Shares                          0.42%       -1.04%         6.58%
--------------------------------------------------------------------------------

CLASS B SHARES

Return Before Taxes                          1.93%       -1.07%         7.87%
--------------------------------------------------------------------------------

INDEX

S&P 500 Index (reflects no deduction         4.91%        0.54%         9.07%
for fees, expenses or taxes)*
--------------------------------------------------------------------------------

* THE S&P 500 INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX OF 500 STOCKS DESIGNED TO MEASURE THE PERFORMANCE OF THE BROAD DOMESTIC ECONOMY THROUGH CHANGES IN THE AGGREGATE MARKET VALUE OF SUCH STOCKS, WHICH REPRESENT ALL MAJOR INDUSTRIES.

WHAT ARE THE FEES AND EXPENSES OF THE GROWTH & INCOME FUND?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)   CLASS A SHARES    CLASS B SHARES

--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)  5.75%*              None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
(as a percentage of the lower of purchase
price or redemption price)                     None**            4.00%***
--------------------------------------------------------------------------------

* DUE TO ROUNDING OF NUMBERS IN CALCULATING A SALES CHARGE, YOU MAY PAY MORE OR LESS THAN WHAT IS SHOWN ABOVE.

** A CDSC OF 1.00% WILL BE ASSESSED ON CERTAIN REDEMPTIONS OF CLASS A SHARES THAT ARE PURCHASED WITHOUT A SALES CHARGE.

*** 4.00% IN THE FIRST YEAR; DECLINING TO 0% AFTER THE SIXTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES AFTER EIGHT YEARS.

Annual Fund Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

--------------------------------------------------------------------------------
                                 Distribution and              Total Annual Fund
                    Management   Service (12b-1)     Other         Operating
                       Fees           Fees          Expenses       Expenses
                                                       (1)           (1)
--------------------------------------------------------------------------------
  Class A Shares       0.73%          0.30%           0.35%          1.38%
--------------------------------------------------------------------------------
  Class B Shares       0.73%          1.00%           0.35%          2.08%
--------------------------------------------------------------------------------

(1) THE FUND HAS AN EXPENSE OFFSET ARRANGEMENT THAT MAY REDUCE THE FUND'S CUSTODIAN FEE BASED ON THE AMOUNT OF CASH MAINTAINED BY THE FUND WITH ITS CUSTODIAN. ANY SUCH FEE REDUCTIONS ARE NOT REFLECTED UNDER OTHER EXPENSES OR TOTAL ANNUAL FUND OPERATING EXPENSES.

Example

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. It assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions your costs would be:


--------------------------------------------------------------------------------

                      ONE YEAR       THREE YEARS      FIVE YEARS       TEN YEARS
--------------------------------------------------------------------------------
If you redeem your shares:
--------------------------------------------------------------------------------
Class A shares          $707             $987           $1,287          $2,137
--------------------------------------------------------------------------------
Class B shares          $611             $952           $1,319          $2,231*
--------------------------------------------------------------------------------
If you do not redeem your shares:
--------------------------------------------------------------------------------
Class A shares          $707             $987           $1,287          $2,137
--------------------------------------------------------------------------------
Class B shares          $211             $652           $1,119          $2,231*
--------------------------------------------------------------------------------

* ASSUMES CONVERSION TO CLASS A SHARES EIGHT YEARS AFTER PURCHASE.

THE FUND IN DETAIL

WHAT ARE THE GROWTH & INCOME FUND'S OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS?

Objectives:

The Fund seeks long-term growth of capital and current income.

Principal Investment Strategies:

The Fund primarily invests in common stocks that offer the potential for capital growth, current income or both. The Fund seeks to invest in common stocks of companies that have a history of paying dividends. When the Fund cannot identify dividend-paying stocks that it believes offer sufficient growth potential, it pursues its objectives of growth and current income by investing in a combination of non-dividend-paying common stocks that offer growth potential and preferred stocks, convertible securities, and corporate bonds. The Fund's investments in corporate bonds will generally be bonds of U.S. companies that are rated in one of the four highest ratings categories by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group (commonly called "investment grade bonds").

The Fund will normally diversify its stock holdings among stocks of large-, mid-, and small-cap companies. While the Fund invests primarily in securities that are traded in the U.S., it may also invest in securities that are traded in foreign markets.


The Fund generally uses a "bottom-up" approach to selecting investments. This means that the Fund generally identifies potential investments through fundamental research and analysis and thereafter focuses on other issues, such as economic trends, interest rates, industry diversification and market capitalization. In deciding whether to buy or sell securities, the Fund considers among other things the issuer's financial strength, management, earnings growth or potential earnings growth and history (if any) of paying dividends.


The Fund may sell a security if it becomes fully valued, its fundamentals have deteriorated or alternative investments become more attractive. The Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. If it does so, it may not achieve its investment objectives. The Fund may also choose not to take defensive positions.

Information on the Fund's recent strategies and holdings can be found in the most recent annual report and information concerning the Fund's policies and procedures with respect to disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the Growth & Income Fund:

Market Risk:

Because the Fund primarily invests in common stocks, it is subject to market risk. Stock prices may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates or a change in investor sentiment. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets.

While dividend-paying stocks are generally considered less volatile than other stocks, there can be no guarantee that the Fund's overall portfolio will be less volatile than the general stock market. Depending upon market conditions, the income from dividend-paying stocks and other investments may not be sufficient to provide a cushion against general market downturns. Moreover, if the Fund cannot identify dividend-paying stocks that it believes have sufficient growth potential, it may have a substantial portion of its portfolio in growth stocks. Growth stocks are typically more volatile than the general market. Growth stocks are generally stocks of companies that are expected to increase their earnings faster than the overall market. If expectations are not met, the prices of these stocks may decline significantly even if their earnings increase.

Small-Cap and Mid-Cap Risk:

The market risk associated with small-cap and mid-cap stocks is generally greater than that associated with large-cap stocks because such stocks tend to experience sharper price fluctuations than large-cap stocks. The additional volatility associated with small-to-mid-cap stocks is attributable to a number of factors, including the fact that the earnings of small-to-mid-size companies tend to be less predictable than those of larger, more established companies. Small-to-mid-cap stocks are also not as broadly traded as stocks of companies with larger market capitalizations. At times, it may be difficult for the Fund to sell small-to-mid-cap stocks at reasonable prices.

Interest Rate and Credit Risk:

The values of preferred stock, bonds and other fixed income securities are affected by changes in interest rates, the economy and the financial conditions of companies that issue them. When interest rates rise, the prices of these securities may fall and when interest rates decline, the prices of these securities increase. This is known as interest rate risk.

Credit risk is the risk that an issuer of bonds or other fixed income securities will be unable to pay interest or principal when due. In general, the price of a fixed income security will decline when the credit quality of its issuer declines. Changes in the financial condition of an issuer, general economic conditions, and specific conditions that affect a particular type of issuer can impact the credit quality of an issuer.

Foreign Securities Risk:

Investments in foreign securities involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards and less stringent regulation of foreign securities markets.

Other Risks:

The income received by the Fund will also fluctuate with market conditions. Depending upon market conditions, the Fund may not have sufficient income to pay its shareholders regular dividends.

--------------------------------------------------------------------------------
ALL-CAP GROWTH FUND
--------------------------------------------------------------------------------

OVERVIEW

Objective:

The Fund seeks long-term growth of capital.

Principal Investment Strategies:

The Fund seeks to outperform the Russell 3000 Growth Index by investing primarily in common stocks of companies that are selected for their growth potential ("growth stocks"). The Fund uses an all market capitalization approach, meaning that it attempts to invest in stocks of fast-growing companies within each of the three market cap ranges large-, mid- and small. The Fund may, and frequently will, invest more than 40% of its total assets in its top ten holdings.

The Fund is managed by a team of investment professionals, each with expertise in a specific range of the market capitalization spectrum. Each of the portfolio managers has a distinct sub-portfolio that is focused on the manager's area of market capitalization expertise. While the majority of the Fund's net assets will tend to be allocated to large-cap stocks, a significant percentage of the Fund's net assets will be allocated to small-cap and mid-cap stocks. The Fund's subadviser currently defines "large-cap" stocks as those with market caps in excess of $10 billion, "mid-cap" stocks as those with market caps of between $2 billion and $10 billion and "small-cap" stocks as those with market caps of less than $2 billion. These cap ranges are defined by the Fund's subadviser and may change with market conditions. The Fund seeks securities of growth companies across a broad range of market capitalizations, which are companies that may be:

o major enterprises that have demonstrated and are expected to sustain above-average growth or whose rates of earnings growth are anticipated to accelerate because of factors such as expectations relative to management, new or unique products, superior market position, changes in demand for the company's products, or changes in the economy or segments of the economy affecting the company; or

o early in their life cycle but have the potential to become much larger enterprises.

Although the Fund invests primarily in large-cap companies, the Fund seeks growth companies of any size if they have products, proprietary technologies, management, or market opportunities that are likely to support earnings growth over extended time periods in excess of the growth rate of the economy and/or the rate of inflation. While the Fund invests primarily in securities that are traded in the U.S., it may also invest in securities that are traded in foreign markets ("foreign securities"). Stocks are generally sold when the upside return potential appears to be equal to the downside risk potential.

Principal Risks:

While the potential long-term rewards of investing in the Fund are substantial, there are also substantial risks.

o As in the case of all stock funds, there is market risk. This means that an investment in the Fund may decline in value due to a decline in the values of stocks in general or individual stocks owned by the Fund.

o Growth stocks are typically more volatile than the general stock market. If expectations concerning their growth prospects are not realized, the prices of these stocks may decline significantly.

o Small-cap and mid-cap stocks tend to experience sharper price fluctuations than stocks of larger companies.

o Because the Fund may invest more than 40% of its total assets in its top ten holdings, it may be more volatile than other Funds whose top ten holdings represent smaller percentages of their total assets.

o Investments in foreign securities involve additional risks, including the risks arising from currency fluctuation, government regulation, unfavorable political or legal developments, differences in financial reporting standards and less stringent regulation of foreign securities markets.

Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

WHO SHOULD CONSIDER BUYING THE ALL-CAP GROWTH FUND?

The All-Cap Growth Fund is most appropriately used to add diversification to an investment portfolio. It may be appropriate for you if you:

o    Are seeking significant growth of capital,

o    Are willing to accept a higher than average investment risk, and

o    Have a long-term investment horizon and are able to ride out market cycles.

HOW HAS THE ALL-CAP GROWTH FUND PERFORMED?


The following information shows how the Fund's performance has varied from year to year and in comparison with a broad-based index. This gives you some indication of the risks of investing in the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.


The bar chart presented below shows the performance of the Fund's Class A shares over the past ten calendar years (or the life of the Fund, if less). The Fund also has Class B shares. The performance of Class B shares differs from the performance of Class A shares only to the extent that they do not have the same expenses. The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.


--------------------------------------------------------------------------------

                               ALL-CAP GROWTH FUND

                           [Bar Chart Graphic Omitted]


-15.09%  -23.74%  32.00%  12.52%  8.20%

2001     2002     2003    2004    2005


During the period shown, the highest quarterly return was 18.17% (for the quarter ended June 30, 2003) and the lowest quarterly return was -18.58% (for the quarter ended September 30, 2001).
-------------------------------------------------------------------------------

The following table shows the average annual total returns for the Fund's Class A and Class B shares, assuming reinvestment of dividends and other distributions, if any, and payment of the current maximum sales charge or contingent deferred sales charge ("CDSC"). The returns on Class A shares are shown both before and after taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each of the time periods shown below and do not reflect the impact of state or local taxes. After-tax returns on the sale of Fund shares may be higher than other returns for the same period because capital losses on redemptions produce tax deductions.

Your actual after-tax returns may differ from those shown because they depend on your individual tax situation. Moreover, the after-tax returns set forth below are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or IRAs. After-tax returns for Class B shares will vary from those shown below.



AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2005)

--------------------------------------------------------------------------------

                                             1 YEAR    5 YEARS    LIFE OF CLASS*
--------------------------------------------------------------------------------

 CLASS A SHARES

 Return Before Taxes                         1.99%      -0.39%        -2.63%

 Return After Taxes on Distributions         1.99%      -0.39%        -2.63%

 Return After Taxes on Distributions and
 Sale of Fund Shares                         1.29%      -0.33%        -2.22%
--------------------------------------------------------------------------------

 CLASS B SHARES

 Return Before Taxes                         3.35%      -0.31%        -2.39%
--------------------------------------------------------------------------------

 INDEX

 Russell 3000 Growth Index (reflects no      5.17%      -3.15%        -5.72%
 deduction for fees, expenses or taxes)**
--------------------------------------------------------------------------------

* BOTH CLASS A SHARES AND CLASS B SHARES COMMENCED OPERATIONS ON 10/25/00. THE AVERAGE ANNUAL TOTAL RETURNS SHOWN ARE FOR THE PERIOD OF 10/25/00 TO 12/31/05.

** THE RUSSELL 3000 GROWTH INDEX IS AN UNMANAGED INDEX COMPOSED OF THE 3000 LARGEST U.S. COMPANIES, AS DETERMINED BY MARKET CAPITALIZATION, AND REPRESENTS APPROXIMATELY 98% OF THE INVESTABLE U.S. EQUITY MARKET.

WHAT ARE THE FEES AND EXPENSES OF THE ALL-CAP GROWTH FUND?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)     CLASS A SHARES    CLASS B SHARES
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)    5.75%*              None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
(as a percentage of the lower of purchase
price or redemption price)                       None**            4.00%***
--------------------------------------------------------------------------------


* DUE TO ROUNDING OF NUMBERS IN CALCULATING A SALES CHARGE, YOU MAY PAY MORE OR LESS THAN WHAT IS SHOWN ABOVE.

** A CDSC OF 1.00% WILL BE ASSESSED ON CERTAIN REDEMPTIONS OF CLASS A SHARES THAT ARE PURCHASED WITHOUT A SALES CHARGE.

*** 4.00% IN THE FIRST YEAR; DECLINING TO 0% AFTER THE SIXTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES AFTER EIGHT YEARS.

Annual Fund Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

--------------------------------------------------------------------------------
                   Management   Distribution and    Other     Total Annual Fund
                      Fees      Service (12b-1)    Expenses   Operating Expenses
                                    Fees             (1)             (1)
--------------------------------------------------------------------------------
  Class A Shares      0.75%          0.30%          0.53%           1.58%
--------------------------------------------------------------------------------
  Class B Shares      0.75%          1.00%          0.53%           2.28%
--------------------------------------------------------------------------------

(1) THE FUND HAS AN EXPENSE OFFSET ARRANGEMENT THAT MAY REDUCE THE FUND'S CUSTODIAL FEE BASED ON THE AMOUNT OF CASH MAINTAINED BY THE FUND WITH ITS CUSTODIAN. ANY SUCH FEE REDUCTIONS ARE NOT REFLECTED UNDER OTHER EXPENSES OR TOTAL ANNUAL FUND OPERATING EXPENSES.

Example

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. It assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions your costs would be:


--------------------------------------------------------------------------------

                      ONE YEAR       THREE YEARS      FIVE YEARS       TEN YEARS
--------------------------------------------------------------------------------
If you redeem your shares:
--------------------------------------------------------------------------------
Class A shares          $726            $1,045          $1,386           $2,345
--------------------------------------------------------------------------------
Class B shares          $631            $1,012          $1,420           $2,440*
--------------------------------------------------------------------------------
If you do not redeem your shares:
--------------------------------------------------------------------------------
Class A shares          $726            $1,045          $1,386           $2,345
--------------------------------------------------------------------------------
Class B shares          $231              $712          $1,220           $2,440*
--------------------------------------------------------------------------------

* ASSUMES CONVERSION TO CLASS A SHARES EIGHT YEARS AFTER PURCHASE.

THE FUND IN DETAIL

WHAT ARE THE ALL-CAP GROWTH FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS?

Objective:

The Fund seeks long-term growth of capital.

Principal Investment Strategies:

The Fund seeks to outperform the Russell 3000 Growth Index. Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of companies that are selected for their growth potential. The Fund will notify shareholders at least 60 days prior to any change in this 80% policy. The Fund uses an all market cap growth strategy, meaning that it attempts to invest in fast-growing companies within each of the three market cap ranges - large, mid, and small. The Fund may, and frequently will, invest more than 40% of its total assets in its top ten holdings.


The Fund is managed by a team of investment professionals, each with expertise in a specific range of the market capitalization spectrum. Each of the portfolio managers has a distinct sub-portfolio that is focused on the manager's area of market capitalization expertise. While the majority of the Fund's net assets will tend to be allocated to large-cap stocks, a significant percentage of the Fund's net assets will be allocated to small-cap and mid-cap stocks. The Fund's subadviser currently defines "large-cap" stocks as those with market caps in excess of $10 billion, "mid-cap" stocks as those with market caps of between $2 billion and $10 billion and "small-cap" stocks as those with market caps of less than $2 billion. These cap ranges are defined by the Fund's subadviser and may change with market conditions. The Fund seeks securities of growth companies across a broad range of market capitalizations, which are companies that may be:


o major enterprises that have demonstrated and are expected to sustain above-average growth or whose rates of earnings growth are anticipated to accelerate because of factors such as expectations relative to management, new or unique products, superior market position, changes in demand for the company's products, or changes in the economy or segments of the economy affecting the company; or

o early in their life cycle but have the potential to become much larger enterprises.


Although the Fund invests primarily in large-cap companies, the Fund seeks growth companies of any size if they have products, proprietary technologies, management, or market opportunities that are likely to support earnings growth over extended time periods in excess of the growth rate of the economy and/or the rate of inflation. While the Fund invests primarily in securities that are traded in the U.S., it may also invest in securities that are traded in foreign markets.


In selecting individual stocks, the team members look for companies that have some or all of the following characteristics:

o the expected ability to deliver relatively high, sustainable revenue growth over the next three years;

o a superior market position due to differentiated products and services and/or very strong sales and marketing;

o positive financial momentum, evidenced by accelerating sales growth, improving operating margins, or increasing cash flow; and

o high quality management teams which should be capable of leading, managing and growing the companies into more profitable enterprises.

The Fund will typically sell a security if its fundamentals have deteriorated, it is no longer considered to have sufficient growth potential or if it is necessary to rebalance the portfolio. The Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. If it does so, it may not achieve its investment objective. The Fund may also choose not to take defensive positions. The Fund may, at times, engage in short-term trading, which could produce higher transaction costs and taxable distributions and may result in a lower total return for the Fund.

Information on the Fund's recent strategies and holdings can be found in the most recent annual report and information concerning the Fund's policies and procedures with respect to disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the All-Cap Growth Fund:

Market Risk:


Because the Fund primarily invests in common stocks, it is subject to market risk. Stock prices may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates or a change in investor sentiment. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets.


Growth Stock Risk:

The Fund's focus on growth stocks increases the potential volatility of its share price. Growth stocks are stocks of companies which are expected to increase their revenues or earnings at above average rates. If expectations are not met, the prices of these stocks may decline significantly.

Small-Cap and Mid-Cap Risk:

The market risk associated with small-cap and mid-cap stocks is generally greater than that associated with large-cap stocks because such stocks tend to experience sharper price fluctuations than large-cap stocks. The additional volatility associated with small-to-mid-cap stocks is attributable to a number of factors, including the fact that the earnings of small-to-mid-size companies tend to be less predictable than those of larger, more established companies. Small-to-mid-cap stocks are also not as broadly traded as stocks of companies with larger market capitalizations. At times, it may be difficult for the Fund to sell small-to-mid-cap stocks at reasonable prices.

Foreign Securities Risk:

Investments in foreign securities involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards and less stringent regulation of foreign securities markets.

Concentration Risk:

Because the Fund may invest more than 40% of its total assets in its top ten holdings, it may be more volatile than other Funds whose top ten holdings represent smaller percentages of their total assets.

Other Risks:


The Fund may underperform the Russell 3000 Growth Index because it holds fewer securities than the index, it may hold securities which are not part of the index, and it may have sector, industry and market cap weightings which differ from the index.

--------------------------------------------------------------------------------
MID-CAP OPPORTUNITY FUND
--------------------------------------------------------------------------------

OVERVIEW

Objective:

The Fund seeks long-term capital growth.

Principal Investment Strategies:

The Fund primarily invests in common stocks of companies with medium market capitalizations ("mid-cap stocks") which offer the potential for substantial long-term growth. These companies are generally more established than smaller companies, yet are early enough in their development to be still capable of increasing their revenues and earnings at a strong rate. In selecting stocks, the Fund will look for companies that have one or more of the following: a strong balance sheet; experienced management; above-average earnings growth potential; and stocks that are attractively priced. Based upon the Fund's economic outlook for stocks, the Fund may decide to invest a portion of its assets in stocks of companies with small or large market capitalizations ("small-cap" and "large-cap"). While the Fund invests primarily in securities that are traded in the U.S., it may also invest in securities that are traded in foreign markets ("foreign securities").

Principal Risks:

While the potential long-term rewards of investing in the Fund are substantial, there are also substantial risks.

o An investment in the Fund is subject to market risk. Stock prices may decline over short or even extended periods not only because of company-specific developments but also in response to movements in the overall securities markets, general economic conditions and changes in interest rates or investor sentiment.

o Mid-cap stocks carry more market risk than large-cap stocks, because mid-cap companies generally rely on a smaller number of products or services and have less predictable earnings than large-cap companies. Mid-cap stocks tend to be less liquid and tend to experience sharper price fluctuations than stocks of large-cap companies. These fluctuations can be substantial.

o To the extent that the Fund decides to invest in small-cap companies, the risk of price fluctuations is greater.

o Investments in foreign securities involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards and less stringent regulation of foreign securities markets.

Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

WHO SHOULD CONSIDER BUYING THE MID-CAP OPPORTUNITY FUND?

The Mid-Cap Opportunity Fund is most appropriately used to add diversification to an investment portfolio. It may be appropriate for you if you:

o    Are seeking significant growth of capital,

o    Are willing to accept higher than average investment risk, and

o    Have a long-term investment horizon and are able to ride out market cycles.

HOW HAS THE MID-CAP OPPORTUNITY FUND PERFORMED?

The following information shows how the Fund's performance has varied from year to year and in comparison with a broad-based index. This gives you some indication of the risks of investing in the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart presented below shows the performance of the Fund's Class A shares over the past ten calendar years. The Fund also has Class B shares. The performance of Class B shares differs from the performance of Class A shares only to the extent that they do not have the same expenses. The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.


--------------------------------------------------------------------------------

                            MID-CAP OPPORTUNITY FUND

                           [Bar Chart Graphic Omitted]


15.34%  18.57%  11.90%  40.26%  3.16%  -12.94%  -19.92%  33.40%  16.63%  12.96%

1996    1997    1998    1999    2000   2001     2002     2003    2004    2005


During the periods shown, the highest quarterly return was 30.70% (for the quarter ended December 31, 1998) and the lowest quarterly return was -22.36% (for the quarter ended September 30, 2001).
--------------------------------------------------------------------------------

The following table shows the average annual total returns for the Fund's Class A and Class B shares, assuming reinvestment of dividends and other distributions, if any, and payment of the current maximum sales charge or contingent deferred sales charge ("CDSC"). The returns on Class A shares are shown both before and after taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each of the time periods shown below and do not reflect the impact of state or local taxes. After-tax returns on the sale of Fund shares may be higher than other returns for the same period because capital losses on redemptions produce tax deductions.

Your actual after-tax returns may differ from those shown because they depend on your individual tax situation. Moreover, the after-tax returns set forth below are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or IRAs. After-tax returns for Class B shares will vary from those shown below.


AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2005)

--------------------------------------------------------------------------------

                                           1 YEAR       5 YEARS      10 YEARS
--------------------------------------------------------------------------------

CLASS A SHARES

Return Before Taxes                        6.46%         2.92%        9.84%

Return After Taxes on Distributions        6.00%         2.83%        9.04%

Return After Taxes on Distributions
and Sale of Fund Shares                    4.76%         2.42%        8.28%
--------------------------------------------------------------------------------

CLASS B SHARES

Return Before Taxes                        8.18%         3.07%        9.92%
--------------------------------------------------------------------------------

INDEX

S&P 400 Mid-Cap Index (reflects no        12.56%         8.60%       14.36%
deduction for fees, expenses or
taxes)*
--------------------------------------------------------------------------------

  * THE S&P 400 MID-CAP INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX OF 400 STOCKS DESIGNED TO MEASURE THE PERFORMANCE OF THE MID-RANGE SECTOR OF THE U.S. STOCK MARKET.

WHAT ARE THE FEES AND EXPENSES OF THE MID-CAP OPPORTUNITY FUND?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)     CLASS A SHARES    CLASS B SHARES
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)    5.75%*              None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
(as a percentage of the lower of purchase
price or redemption price)                       None**            4.00%***
--------------------------------------------------------------------------------

* DUE TO ROUNDING OF NUMBERS IN CALCULATING A SALES CHARGE, YOU MAY PAY MORE OR LESS THAN WHAT IS SHOWN ABOVE.

** A CDSC OF 1.00% WILL BE ASSESSED ON CERTAIN REDEMPTIONS OF CLASS A SHARES THAT ARE PURCHASED WITHOUT A SALES CHARGE.

*** 4.00% IN THE FIRST YEAR; DECLINING TO 0% AFTER THE SIXTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES AFTER EIGHT YEARS.

Annual Fund Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

--------------------------------------------------------------------------------
                                                               Total Annual Fund
                   Management   Distribution and      Other        Operating
                      Fees       Service (12b-1)    Expenses       Expenses
                                      Fees             (1)            (1)
--------------------------------------------------------------------------------
  Class A Shares      0.74%           0.30%           0.43%          1.47%
--------------------------------------------------------------------------------
  Class B Shares      0.74%           1.00%           0.43%          2.17%
--------------------------------------------------------------------------------

* THE FUND'S EXPENSES HAVE BEEN RESTATED TO REFLECT CURRENT FEES.

(1) THE FUND HAS AN EXPENSE OFFSET ARRANGEMENT THAT MAY REDUCE THE FUND'S CUSTODIAN FEE BASED ON THE AMOUNT OF CASH MAINTAINED BY THE FUND WITH ITS CUSTODIAN. ANY SUCH FEE REDUCTIONS ARE NOT REFLECTED UNDER OTHER EXPENSES OR TOTAL ANNUAL FUND OPERATING EXPENSES.

Example

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. It assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions your costs would be:


--------------------------------------------------------------------------------

                      ONE YEAR       THREE YEARS      FIVE YEARS       TEN YEARS
--------------------------------------------------------------------------------
If you redeem your shares:
--------------------------------------------------------------------------------
Class A shares          $716            $1,013          $1,332           $2,231
--------------------------------------------------------------------------------
Class B shares          $620              $979          $1,364           $2,326*
--------------------------------------------------------------------------------
If you do not redeem your shares:
--------------------------------------------------------------------------------
Class A shares          $716            $1,013          $1,332           $2,231
--------------------------------------------------------------------------------
Class B shares          $220              $679          $1,164           $2,326*
--------------------------------------------------------------------------------

* ASSUMES CONVERSION TO CLASS A SHARES EIGHT YEARS AFTER PURCHASE.

THE FUND IN DETAIL

WHAT ARE THE MID-CAP OPPORTUNITY FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS?

Objective:

The Fund seeks long-term capital growth.

Principal Investment Strategies:

Under normal circumstances, the Mid-Cap Opportunity Fund will invest at least 80% of its net assets in mid-cap stocks. The Fund will notify shareholders at least 60 days prior to any change in this 80% policy.


The Fund defines mid-cap stocks as stocks of issuers with market capitalizations between $500 million and the upper limit of the mid-cap stock definition used by Lipper, Inc. ("Lipper") in classifying mutual funds. As of September 30, 2005, the Lipper mid-cap ceiling was $13.5 billion. The market capitalizations of companies considered by the Fund to be mid-cap will change with market conditions.


Mid-cap companies are generally more established than smaller capitalization companies, yet are early enough in their development to be still capable of increasing their revenues and earnings at a strong rate. The Fund also may invest a portion of its assets in stocks of small-cap or large-cap companies. While the Fund invests primarily in securities that are traded in the U.S., it may also invest in securities that are traded in foreign markets.


The Fund uses a "bottom-up" approach to selecting investments. The Fund uses fundamental research to search for companies that have one or more of the following: a strong balance sheet; experienced management; above-average earnings growth potential; and stocks that are attractively priced. The Fund attempts to stay broadly diversified, but it may emphasize certain industry sectors based upon economic and market conditions.


The Fund may sell a stock if it becomes fully valued, its fundamentals have deteriorated or alternative investments become more attractive. The Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. If it does so, it may not achieve its investment objective. The Fund may also choose not to take defensive positions.

Information on the Fund's recent strategies and holdings can be found in the most recent annual report and information concerning the Fund's policies and procedures with respect to disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the Mid-Cap Opportunity Fund:

Market Risk:

Because the Fund primarily invests in common stocks, it is subject to market risk. Stock prices may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates or a change in investor sentiment. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets.

Small-Cap and Mid-Cap Risk:

The market risk associated with small-cap and mid-cap stocks is generally greater than that associated with large-cap stocks because such stocks tend to experience sharper price fluctuations than large-cap stocks. The additional volatility associated with small-to-mid-cap stocks is attributable to a number of factors, including the fact that the earnings of small-to-mid-size companies tend to be less predictable than those of larger, more established companies. Small-to-mid-cap stocks are also not as broadly traded as stocks of companies with larger market capitalizations. At times, it may be difficult for the Fund to sell small-to-mid-cap stocks at reasonable prices.

Foreign Securities Risk:

Investments in foreign securities involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards and less stringent regulation of foreign securities markets.

--------------------------------------------------------------------------------
SPECIAL SITUATIONS FUND
--------------------------------------------------------------------------------

OVERVIEW

Objective:

The Fund seeks long-term growth of capital.

Principal Investment Strategies:

The Fund seeks to invest in companies that have a new product or service, are in a position to benefit from some change in the economy, industry transformation, new law, new regulation, or new technology, or are experiencing some other "special situation" that makes them undervalued relative to their long-term potential. Although a significant portion of the Fund's assets will normally be invested in stocks of companies with small market capitalizations, the Fund may invest in stocks of companies with mid or large market capitalizations. While the Fund invests primarily in securities that are traded in the U.S., it may also invest in securities that are traded in foreign markets ("foreign securities").

Principal Risks:

While the potential long-term rewards of investing in the Fund are substantial, there are also substantial risks.

o An investment in the Fund is subject to market risk. Stock prices may decline over short or even extended periods not only because of company-specific developments but also in response to movements in the overall securities markets, general economic conditions and changes in interest rates or investor sentiment.

o Small-cap stocks carry more market risk than large-cap stocks, because small-cap companies are often in the early stages of development, dependent on a small number of products or services, lack substantial financial resources and lack predictable earnings.

Small-cap stocks also tend to be less liquid and tend to experience sharper price fluctuations than stocks of companies with large capitalizations. These fluctuations can be substantial.

o Stocks that are considered "undervalued" may not rise as expected or may fall if anticipated events do not occur or investor perceptions do not change. Moreover, value stocks may fall out of favor with investors as a class.

o Investments in foreign securities involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards and less stringent regulation of foreign securities markets.

Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

WHO SHOULD CONSIDER BUYING THE SPECIAL SITUATIONS FUND?

The Special Situations Fund is most appropriately used to add diversification to an investment portfolio. It may be appropriate for you if you:


o    Are seeking significant growth of capital,

o    Are willing to accept a high degree of investment risk, and

o    Have a long-term investment horizon and are able to ride out market cycles.

HOW HAS THE SPECIAL SITUATIONS FUND PERFORMED?

The following information shows how the Fund's performance has varied from year to year and in comparison with a broad-based index. This gives you some indication of the risks of investing in the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart presented below shows the performance of the Fund's Class A shares over the past ten calendar years. The Fund also has Class B shares. The performance of Class B shares differs from the performance of Class A shares only to the extent that they do not have the same expenses. The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.


--------------------------------------------------------------------------------

                            SPEICAL SITUATIIONS FUND

                           [Bar Chart Graphic Omitted]


11.56%  16.15%  1.53%  27.45%  -0.73%  -22.37%  -27.72%  38.04%  11.84%  4.09%

1996    1997    1998   1999    2000    2001     2002     2003    2004    2005


During the periods shown, the highest quarterly return was 26.30% (for the quarter ended December 31, 1998) and the lowest quarterly return was -27.55% (for the quarter ended March 31, 2001).
--------------------------------------------------------------------------------

The following table shows the average annual total returns for the Fund's Class A and Class B shares, assuming reinvestment of dividends and other distributions, if any, and payment of the current maximum sales charge or contingent deferred sales charge ("CDSC"). The returns on Class A shares are shown both before and after taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each of the time periods shown below and do not reflect the impact of state or local taxes. After-tax returns on the sale of Fund shares may be higher than other returns for the same period because capital losses on redemptions produce tax deductions.

Your actual after-tax returns may differ from those shown because they depend on your individual tax situation. Moreover, the after-tax returns set forth below are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or IRAs. After-tax returns for Class B shares will vary from those shown below.


AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2005)

--------------------------------------------------------------------------------

                                            1 YEAR       5 YEARS     10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes                         -1.88%       -3.20%        3.53%

Return After Taxes on Distributions         -1.88%       -3.20%        2.59%

Return After Taxes on Distributions and
Sale of Fund Shares                         -1.22%       -2.70%        2.68%
--------------------------------------------------------------------------------

CLASS B SHARES

Return Before Taxes                         -0.67%       -3.13%        3.52%
--------------------------------------------------------------------------------

INDEX

Russell 2000 Index (reflects no              4.55%        8.22%        9.26%
deduction for fees, expenses or taxes)*
--------------------------------------------------------------------------------

 * THE RUSSELL 2000 INDEX CONSISTS OF THE SMALLEST 2,000 COMPANIES IN THE RUSSELL 3000 INDEX (WHICH REPRESENTS APPROXIMATELY 98% OF THE INVESTABLE U.S. EQUITY MARKET).

WHAT ARE THE FEES AND EXPENSES OF THE SPECIAL SITUATIONS FUND?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)     CLASS A SHARES    CLASS B SHARES
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)    5.75%*              None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
(as a percentage of the lower of purchase
price or redemption price)                       None**            4.00%***
--------------------------------------------------------------------------------

* DUE TO ROUNDING OF NUMBERS IN CALCULATING A SALES CHARGE, YOU MAY PAY MORE OR LESS THAN WHAT IS SHOWN ABOVE.

** A CDSC OF 1.00% WILL BE ASSESSED ON CERTAIN REDEMPTIONS OF CLASS A SHARES THAT ARE PURCHASED WITHOUT A SALES CHARGE.

*** 4.00% IN THE FIRST YEAR; DECLINING TO 0% AFTER THE SIXTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES AFTER EIGHT YEARS.

Annual Fund Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


-----------------------------------------------------------------------------------------------------------
                                                               Total Annual Fund
                   Management   Distribution and      Other        Operating           Fee         Net
                      Fees       Service (12b-1)    Expenses       Expenses           Waiver    Expenses
                       (1)            Fees             (2)            (2)              (1)         (2)
-----------------------------------------------------------------------------------------------------------
  Class A Shares      0.97%           0.30%           0.55%          1.82%            0.22%       1.60%
-----------------------------------------------------------------------------------------------------------
  Class B Shares      0.97%           1.00%           0.55%          2.52%            0.22%       2.30%
-----------------------------------------------------------------------------------------------------------

(1) FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2005, THE ADVISER WAIVED MANAGEMENT FEES IN EXCESS OF 0.75% FOR THE FUND. THE ADVISER HAS CONTRACTUALLY AGREED WITH THE FUND'S BOARD OF TRUSTEES ("BOARD") TO WAIVE MANAGEMENT FEES IN EXCESS OF 0.75% FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2006. THE BOARD MAY CHANGE OR ELIMINATE THIS WAIVER AT ANY TIME.


(2) THE FUND HAS AN EXPENSE OFFSET ARRANGEMENT THAT MAY REDUCE THE FUND'S CUSTODIAN FEE BASED ON THE AMOUNT OF CASH MAINTAINED BY THE FUND WITH ITS CUSTODIAN. ANY SUCH FEE REDUCTIONS ARE NOT REFLECTED UNDER OTHER EXPENSES, TOTAL ANNUAL FUND OPERATING EXPENSES OR NET EXPENSES.

Example

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. It assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same, except for year one, which is net of fees waived. Although your actual costs may be higher or lower, under these assumptions your costs would be:


--------------------------------------------------------------------------------

                      ONE YEAR       THREE YEARS      FIVE YEARS       TEN YEARS
--------------------------------------------------------------------------------
If you redeem your shares:
--------------------------------------------------------------------------------
Class A shares          $728            $1,094          $1,484           $2,572
--------------------------------------------------------------------------------
Class B shares          $633            $1,064          $1,521           $2,667*
--------------------------------------------------------------------------------
If you do not redeem your shares:
--------------------------------------------------------------------------------
Class A shares          $728            $1,094          $1,484           $2,572
--------------------------------------------------------------------------------
Class B shares          $233              $764          $1,321           $2,667*
--------------------------------------------------------------------------------

* ASSUMES CONVERSION TO CLASS A SHARES EIGHT YEARS AFTER PURCHASE.

THE FUND IN DETAIL

WHAT ARE THE SPECIAL SITUATIONS FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS?

Objective:

The Fund seeks long-term growth of capital.

Principal Investment Strategies:

The Fund seeks to invest in common stocks of companies that have a new product or service, are in a position to benefit from some change in the economy, industry transformation, new law, new regulation or new technology, or are experiencing some other "special situation" that makes them undervalued relative to their long-term potential. Although a significant portion of the Fund's assets will normally be invested in stocks of companies with small market caps, the Fund may invest in stocks of companies with mid or large market caps.
The market capitalizations of companies considered by the Fund to be small-cap will change with market conditions. While the Fund invests primarily in securities that are traded in the U.S., it may also invest in securities that are traded in foreign markets.

In selecting stocks, the Fund relies on fundamental and quantitative analysis. It screens potential investments to identify those that meet the Fund's definition of small-cap stocks and have attractive growth prospects due to some special situation. It analyzes these stocks, looking for companies that have one or more of the following characteristics: improving business fundamentals, strong market shares for their products or services and strong management. The Fund may emphasize certain industry sectors based on economic and market conditions.

The Fund may sell a stock if it becomes fully valued, it appreciates in value to the point that it is no longer a small-cap stock, its fundamentals have deteriorated or alternative investments become more attractive. The Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. If it does so, it may not achieve its investment objective. The Fund may also choose not to take defensive positions. The Fund may, at times, engage in short-term trading, which could produce higher transaction costs and taxable distributions and may result in a lower total return for the Fund.

Information on the Fund's recent strategies and holdings can be found in the most recent annual report and information concerning the Fund's policies and procedures with respect to disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the Special Situations Fund:

Market Risk:

Because the Fund primarily invests in common stocks, an investment in the Fund is subject to market risk. Stock prices may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates or a change in investor sentiment. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets.

Small-Cap Risk:

The market risk associated with small-cap stocks is greater than that associated with larger-cap stocks. Small-cap stocks tend to experience sharper price fluctuations than larger-cap stocks, particularly during bear markets. Small-cap companies are often in the early stages of their development and dependent on a small number of products or services. These companies are also likely to have limited financial resources, a small, inexperienced management group and an uncertain outlook.

Stocks of small-cap companies often are not as broadly traded as those of larger-cap companies and are often subject to wider price fluctuations. As a result, at times it may be difficult for the Fund to sell these securities at a reasonable price.

Undervalued Securities Risk:

The Fund seeks to invest in stocks that are undervalued and that will rise in value due to anticipated events or changes in investor perceptions. If these events do not occur, are delayed or investor perceptions about the securities do not improve, the market price of these securities may not rise as expected or may fall. Moreover, value stocks may fall out of favor with investors and decline in price as a class.

Foreign Securities Risk:

Investments in foreign securities involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards and less stringent regulation of foreign securities markets.

--------------------------------------------------------------------------------
FOCUSED EQUITY FUND
--------------------------------------------------------------------------------

OVERVIEW

Objective:

The Fund seeks capital appreciation.

Principal Investment Strategies:

The Fund normally invests in the common stocks and other equity securities of 40 to 50 large-capitalization U.S. companies. While the Fund invests primarily in securities that are traded in the U.S., it may also invest in securities that are traded in foreign markets ("foreign securities").

The Fund employs a two-fold investment approach:

o First, using a top-down approach, the Fund seeks to identify sectors and industries that will likely benefit over the short-term. As part of this process, the Fund considers not only current economic conditions, but also long-term demographic trends, technological changes and political and social developments in the U.S. and abroad.

o Second, using a bottom-up approach, the Fund relies on fundamental research to identify the most attractive companies within the sectors and industries that have been identified through the top-down analysis. The Fund focuses on large-capitalization, high quality companies that exhibit above average growth, a strong balance sheet and capable management. These companies will likely be in industries that are experiencing cyclical or secular growth.

Principal Risks:

While the potential long-term rewards of investing in the Fund are substantial, there are also substantial risks.

o The value of the portfolio will fluctuate with movements in the overall securities markets, general economic conditions and changes in interest rates or investor sentiment.

o Because the Fund is non-diversified and concentrates its investments in the stocks of a small number of issuers, the Fund's performance may be substantially impacted by the change in value of a single holding.

o Investments in foreign securities involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards and less stringent regulation of foreign securities markets.

Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

WHO SHOULD CONSIDER BUYING THE FOCUSED EQUITY FUND?

The Focused Equity Fund is most appropriately used as part of a diversified investment portfolio. It may be appropriate for you if you:

o    Are seeking significant growth of capital,

o    Are willing to accept a high degree of investment risk, and

o    Have a long-term investment horizon and are able to ride out market cycles.

HOW HAS THE FOCUSED EQUITY FUND PERFORMED?

The following information shows you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This gives you some indication of the risks of investing in the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart presented below shows the performance of the Fund's Class A shares over the past ten calendar years (or the life of the Fund, if less). The Fund also has Class B shares. The performance of Class B shares differs from the performance of Class A shares only to the extent that they do not have the same expenses. The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.


--------------------------------------------------------------------------------

                               FOCUSED EQUITY FUND

                           [Bar Chart Graphic Omitted]


-19.33%  -6.35%  -29.37%  26.61%  4.83%  4.64%

 2000    2001    2002     2003    2004   2005

During the period shown, the highest quarterly return was 17.33% (for the quarter ended June 30, 2003) and the lowest quarterly return was -20.35% (for the quarter ended June 30, 2002).
--------------------------------------------------------------------------------

The following table shows the average annual total returns for the Fund's Class A and Class B shares, assuming reinvestment of dividends and other distributions, if any, and payment of the current maximum sales charge or contingent deferred sales charge ("CDSC"). The returns on Class A shares are shown both before and after taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each of the time periods shown below and do not reflect the impact of state or local taxes. After-tax returns on the sale of Fund shares may be higher than other returns for the same period because capital losses on redemptions produce tax deductions.

Your actual after-tax returns may differ from those shown because they depend on your individual tax situation. Moreover, the after-tax returns set forth below are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or IRAs. After-tax returns for Class B shares will vary from those shown below.


AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2005)

--------------------------------------------------------------------------------

                                             1 YEAR    5 YEARS    LIFE OF CLASS*
--------------------------------------------------------------------------------

 CLASS A SHARES

 Return Before Taxes                        -1.34%      -2.85%        -2.69%

 Return After Taxes on Distributions        -1.36%      -2.86%        -2.70%

 Return After Taxes on Distributions and
 Sale of Fund Shares                        -0.85%      -2.40%        -2.26%
--------------------------------------------------------------------------------

 CLASS B SHARES

 Return Before Taxes                        -0.05%      -2.75%        -2.51%
--------------------------------------------------------------------------------

 INDEX

 S&P 500 Index (reflects no deduction        4.91%       0.54%         0.98%
 for fees, expenses or taxes)**
--------------------------------------------------------------------------------

* CLASS A SHARES AND CLASS B SHARES COMMENCED OPERATIONS ON 3/22/99. THE RETURN SHOWN FOR THE S&P 500 INDEX IS FOR THE PERIOD 3/22/99 TO 12/31/05.

** THE S&P 500 INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX OF 500 STOCKS DESIGNED TO MEASURE THE PERFORMANCE OF THE BROAD DOMESTIC ECONOMY THROUGH CHANGES IN THE AGGREGATE MARKET VALUE OF SUCH STOCKS, WHICH REPRESENT ALL MAJOR INDUSTRIES.

WHAT ARE THE FEES AND EXPENSES OF THE FOCUSED EQUITY FUND?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)     CLASS A SHARES    CLASS B SHARES

--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)    5.75%*              None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
(as a percentage of the lower of purchase
price or redemption price)                       None**            4.00%***
--------------------------------------------------------------------------------

* DUE TO ROUNDING OF NUMBERS IN CALCULATING A SALES CHARGE, YOU MAY PAY MORE OR LESS THAN WHAT IS SHOWN ABOVE.

** A CDSC OF 1.00% WILL BE ASSESSED ON CERTAIN REDEMPTIONS OF CLASS A SHARES THAT ARE PURCHASED WITHOUT A SALES CHARGE.

*** 4.00% IN THE FIRST YEAR; DECLINING TO 0% AFTER THE SIXTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES AFTER EIGHT YEARS.

Annual Fund Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


--------------------------------------------------------------------------------
                                                               Total Annual Fund
                   Management   Distribution and      Other        Operating
                      Fees       Service (12b-1)    Expenses       Expenses
                                      Fees             (1)            (1)
--------------------------------------------------------------------------------
  Class A Shares      0.75%           0.30%           0.74%          1.79%
--------------------------------------------------------------------------------
  Class B Shares      0.75%           1.00%           0.74%          2.49%
--------------------------------------------------------------------------------

(1) THE FUND HAS AN EXPENSE OFFSET AGREEMENT THAT MAY REDUCE THE FUND'S CUSTODIAN FEE BASED ON THE AMOUNT OF CASH MAINTAINED BY THE FUND WITH ITS CUSTODIAN. ANY SUCH FEE REDUCTIONS ARE NOT REFLECTED UNDER OTHER EXPENSES OR TOTAL ANNUAL FUND OPERATING EXPENSES.

Example

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. It assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions your costs would be:


--------------------------------------------------------------------------------

                      ONE YEAR       THREE YEARS      FIVE YEARS       TEN YEARS
--------------------------------------------------------------------------------
If you redeem your shares:
--------------------------------------------------------------------------------
Class A shares          $746            $1,106          $1,489           $2,559
--------------------------------------------------------------------------------
Class B shares          $652            $1,076          $1,526           $2,654*
--------------------------------------------------------------------------------
If you do not redeem your shares:
--------------------------------------------------------------------------------
Class A shares          $746            $1,106          $1,489           $2,559
--------------------------------------------------------------------------------
Class B shares          $252              $776          $1,326           $2,654*
--------------------------------------------------------------------------------

* ASSUMES CONVERSION TO CLASS A SHARES EIGHT YEARS AFTER PURCHASE.

THE FUND IN DETAIL

WHAT ARE THE FOCUSED EQUITY FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS?

Objective:

The Fund seeks capital appreciation.

Principal Investment Strategies:

The Fund normally invests in the common stocks and other equity securities of 40 to 50 large-capitalization U.S. companies. The Fund is a non-diversified investment company. The Fund may therefore concentrate its portfolio in a relatively small number of holdings.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities (including not only common stocks, but preferred stocks and securities convertible into common and preferred stocks). The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. While the Fund invests primarily in securities that are traded in the U.S., it may also invest in securities that are traded in foreign markets.

In selecting investments, the Fund favors large capitalization, high-quality companies with long-term growth potential. The companies will have accelerating earnings growth, strong possibility of multiple expansion or hidden or unappreciated value.

The Fund has a two-tiered strategy in selecting these investments.

o First, using a "top-down" approach, the Fund analyzes the general economic and investment environment. As part of the process, the Fund evaluates among other things, economic conditions, U.S. fiscal and monetary policy, long-term demographic trends, technological changes and political and social developments in the U.S. and abroad. Based upon this analysis, the Fund attempts to anticipate trends and changes in markets and the overall economy. The Fund then seeks to identify those industries and sectors that will likely benefit from the current economic environment.

o Second, using a "bottom-up" approach, the Fund relies on fundamental analysis to identify 40 to 50 of the most attractive large-capitalization companies within the industries or sectors identified through top-down analysis. The Fund's fundamental analysis involves the assessment of a company's business environment, global expansion plans, management, balance sheet, income statement, anticipated earnings, revenues and other related measures of value. Assessment of investor sentiment may also be an important factor in evaluating purchases.

The Fund continually monitors every company in its portfolio for fundamental attractiveness. The Fund typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating investment fundamentals, or alternative investments become sufficiently more attractive. The Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. If it does so, it may not achieve its investment objective. The Fund may also choose not to take defensive positions. The Fund may, at times, engage in short-term trading, which could produce higher transaction costs and taxable distributions and may result in a lower total return for the Fund.

Information on the Fund's recent strategies and holdings can be found in the most recent annual report and information concerning the Fund's policies and procedures with respect to disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the Focused Equity Fund:

Market Risk:

Because the Fund primarily invests in stocks, it is subject to market risk. Stock prices in general may decline over short or even extended periods not only due to company-specific developments but also due to an economic downturn, a change in interest rates or a change in investor sentiment, regardless of the success or failure of an individual company's operations. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets.

Non-Diversification Risk:

The Fund is a non-diversified investment company and, as such, its assets may be invested in a limited number of issuers. This means that the Fund's performance may be substantially impacted by the change in value of even a single holding. The price of a share of the Fund can therefore be expected to fluctuate more than a comparable diversified fund. Moreover, the Fund's share price may decline even when the overall market is increasing. Accordingly, an investment in the Fund therefore may entail greater risks than an investment in a diversified investment company.

Foreign Securities Risk:

Investments in foreign securities involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards and less stringent regulation of foreign securities markets.

--------------------------------------------------------------------------------
GLOBAL FUND
--------------------------------------------------------------------------------

OVERVIEW

Objectives:

The Fund primarily seeks long-term capital growth and, secondarily, a reasonable level of current income.

Principal Investment Strategies:

The Fund invests in a diversified portfolio of common stocks of companies that are located throughout the world. While the Fund attempts to maintain broad country diversification, under normal market conditions, it must allocate assets to at least three countries, including the United States. The Fund primarily invests in large or medium capitalization stocks that are traded in larger or more established markets throughout the world. The Fund also invests opportunistically in smaller capitalization stocks and stocks which are traded in smaller, less-developed or emerging markets.

Principal Risks:

While the potential long-term rewards of investing in the Fund are substantial, there are also substantial risks.

All stocks fluctuate in price in response to movements in the overall securities markets, general economic conditions and changes in interest rates or investor sentiment as well as company-specific developments. The risks of investing in securities issued by foreign companies, particularly those that are traded in foreign securities markets, are accentuated. Foreign securities can decline in value because of declines in the values of local currencies, irrespective of how well the companies issuing the securities are doing; foreign securities markets are generally less regulated and less liquid than comparable U.S. markets; there may be less financial information available on foreign companies than on comparable U.S. companies; and there may be political or economic instability in some countries in which the Fund may invest. Fluctuations in the prices of foreign stocks can be especially sudden and substantial, particularly in the case of stocks that are traded in less-developed or emerging markets. Stocks with smaller market capitalizations tend to experience sharper price fluctuations.

Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

WHO SHOULD CONSIDER BUYING THE GLOBAL FUND?

The Global Fund is most appropriately used to add diversification to an investment portfolio. It may be appropriate for you if you:

o    Are seeking significant growth of capital,

o    Want exposure to investments in both U.S. and foreign companies,

o    Are willing to accept a high degree of investment risk, and

o    Have a long-term investment horizon and are able to ride out market cycles.

HOW HAS THE GLOBAL FUND PERFORMED?

The following information shows how the Fund's performance has varied from year to year and in comparison with a broad-based index. This gives you some indication of the risks of investing in the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart presented below shows the performance of the Fund's Class A shares over the past ten calendar years. The Fund also has Class B shares. The performance of Class B shares differs from the performance of Class A shares shown in the bar chart only to the extent that they do not have the same expenses. The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.


--------------------------------------------------------------------------------
                                   GLOBAL FUND

                           [Bar Chart Graphic Omitted]


14.43%  7.98%  16.80%  31.66%  -12.97%  -15.09%  -21.31%  28.82%  12.37%  8.07%

1996    1997   1998    1999    2000     2001     2002     2003    2004    2005


During the periods shown, the highest quarterly return was 20.13% (for the quarter ended December 31, 1999) and the lowest quarterly return was -19.27% (for the quarter ended September 30, 2002).
--------------------------------------------------------------------------------

The following table shows the average annual total returns for the Fund's Class A and Class B shares, assuming reinvestment of dividends and other distributions, if any, and payment of the current maximum sales charge or contingent deferred sales charge ("CDSC"). The returns on Class A shares are shown both before and after taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each of the time periods shown below and do not reflect the impact of state or local taxes. After-tax returns on the sale of Fund shares may be higher than other returns for the same period because capital losses on redemptions produce tax deductions.

Your actual after-tax returns may differ from those shown because they depend on your individual tax situation. Moreover, the after-tax returns set forth below are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or IRAs. After-tax returns for Class B shares will vary from those shown below.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2005)

--------------------------------------------------------------------------------

                                            1 YEAR       5 YEARS     10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes                          1.92%       -0.30%        5.00%

Return After Taxes on Distributions          1.89%       -0.31%        3.74%

Return After Taxes on Distributions and
Sale of Fund Shares                          1.29%       -0.27%        3.69%
--------------------------------------------------------------------------------

CLASS B SHARES

Return Before Taxes                          3.31%       -0.23%        4.99%
--------------------------------------------------------------------------------

INDEX

Morgan Stanley All Country World Free       11.37%        3.41%        7.44%
Index (reflects no deduction for fees,
expenses or taxes)*
--------------------------------------------------------------------------------

* MORGAN STANLEY ALL COUNTRY WORLD FREE INDEX IS DESIGNED TO MEASURE THE PERFORMANCE OF STOCK MARKETS IN THE UNITED STATES, EUROPE, CANADA, AUSTRALIA, NEW ZEALAND AND THE DEVELOPED AND EMERGING MARKETS OF EASTERN EUROPE, LATIN AMERICA, ASIA, MIDDLE EAST AND THE FAR EAST. THE INDEX CONSISTS OF APPROXIMATELY 85% OF THE AGGREGATE MARKET VALUE OF THE COVERED STOCK EXCHANGES AND IS CALCULATED TO EXCLUDE COMPANIES AND SHARE CLASSES THAT CANNOT BE FREELY PURCHASED BY FOREIGNERS.

WHAT ARE THE FEES AND EXPENSES OF THE GLOBAL FUND?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)     CLASS A SHARES   CLASS B SHARES

--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)    5.75%*            None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
(as a percentage of the lower of purchase
price or redemption price)                       None**          4.00%***
--------------------------------------------------------------------------------

* DUE TO ROUNDING OF NUMBERS IN CALCULATING A SALES CHARGE, YOU MAY PAY MORE OR LESS THAN WHAT IS SHOWN ABOVE.

** A CDSC OF 1.00% WILL BE ASSESSED ON CERTAIN REDEMPTIONS OF CLASS A SHARES THAT ARE PURCHASED WITHOUT A SALES CHARGE.

*** 4.00% IN THE FIRST YEAR; DECLINING TO 0% AFTER THE SIXTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES AFTER EIGHT YEARS.

Annual Fund Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*


--------------------------------------------------------------------------------
                                                               Total Annual Fund
                   Management   Distribution and      Other        Operating
                      Fees       Service (12b-1)    Expenses       Expenses
                                      Fees
--------------------------------------------------------------------------------
  Class A Shares      0.98%           0.30%           0.48%          1.76%
--------------------------------------------------------------------------------
  Class B Shares      0.98%           1.00%           0.48%          2.46%
--------------------------------------------------------------------------------

* THE FUND'S EXPENSES HAVE BEEN RESTATED TO REFLECT CURRENT FEES.

Example

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. It assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions your costs would be:


--------------------------------------------------------------------------------

                      ONE YEAR       THREE YEARS      FIVE YEARS       TEN YEARS
--------------------------------------------------------------------------------
If you redeem your shares:
--------------------------------------------------------------------------------
Class A shares          $744            $1,097          $1,474           $2,529
--------------------------------------------------------------------------------
Class B shares          $649            $1,067          $1,511           $2,624*
--------------------------------------------------------------------------------
If you do not redeem your shares:
--------------------------------------------------------------------------------
Class A shares          $744            $1,097          $1,474           $2,529
--------------------------------------------------------------------------------
Class B shares          $249              $767          $1,311           $2,624*
--------------------------------------------------------------------------------

* ASSUMES CONVERSION TO CLASS A SHARES EIGHT YEARS AFTER PURCHASE.

THE FUND IN DETAIL

WHAT ARE THE GLOBAL FUND'S OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS?

Objectives:

The Global Fund primarily seeks long-term capital growth and, secondarily, a reasonable level of current income.

Principal Investment Strategies:

The Fund invests in a diversified portfolio of common stocks of companies that are located throughout the world. While the Fund attempts to maintain broad country diversification, under normal market conditions, it must allocate assets to at least three countries, including the United States.

The Fund primarily invests in stocks of companies that are considered large to medium in size (measured by market capitalization). The Fund may also invest in smaller companies when it views them as attractive alternatives to the stocks of larger or more established companies.

The foreign securities that the Fund purchases are typically denominated in foreign currencies and traded in foreign securities markets. The Fund primarily invests in securities that trade in larger or more established markets but also may invest (to a lesser degree) in smaller, less-developed or emerging markets where management believes there is significant opportunity for growth of capital.

The Fund uses fundamental research and analysis to identify prospective investments. Security selection is based on any one or more of the following characteristics: accelerating earnings growth or the possibility of positive earnings surprises; strong possibility of price-to-earnings multiple expansion (or increases in other similar valuation measures); hidden or unappreciated value; or improving local market and/or industry outlook.

Once the purchase candidates for the Fund are identified, the portfolio construction process begins. In this phase, many factors are considered in creating a total portfolio of securities for the Fund, including: (1) regional and country allocation, (2) industry and sector allocation, (3) company size and
(4) in the case of foreign securities, foreign currency exposure and the risks of trading and maintaining securities and cash in foreign countries. The total risk of the Fund is monitored at this point in the portfolio construction process.

Every company in the portfolio is monitored to ensure its fundamental attractiveness. A stock may be sold if in the portfolio manager's opinion: its downside risk equals or exceeds its upside potential; it suffers from a decreasing trend of earnings growth or suffers an earnings disappointment; it experiences excessive valuations; or there is a deteriorating local market and/or industry outlook. The Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. If it does so, it may not achieve its investment objectives. The Fund may also choose not to take defensive positions. The Fund may, at times, engage in short-term trading, which could produce higher transaction costs and taxable distributions and may result in a lower total return for the Fund.

Information on the Fund's recent strategies and holdings can be found in the most recent annual report and information concerning the Fund's policies and procedures with respect to disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the Global Fund:

Market Risk:

Because the Fund primarily invests in common stocks, it is subject to market risk. Stock prices may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates or a change in investor sentiment. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets.

Foreign Securities Risk:

There are special risk factors associated with investing in foreign securities. Some of these factors are also present when investing in the United States but are heightened when investing in non-U.S. markets, especially in smaller, less-developed or emerging markets. For example, fluctuations in the exchange rates between the U.S. dollar and foreign currencies may have a negative impact on investments denominated in foreign currencies by eroding or reversing gains or widening losses from those investments. The risks of investing in foreign securities also include potential political and economic instability, differing accounting and financial reporting standards or inability to obtain reliable financial information regarding a company's balance sheet and operations and less stringent regulation and supervision of foreign securities markets, custodians and securities depositories. Funds that invest in foreign securities are also subject to higher commission rates on portfolio transactions, potentially adverse changes in tax and exchange control regulations, potential restrictions on the flow of international capital and the potential adverse effects resulting from the transition to the euro for European Monetary Union countries. Many foreign countries impose withholding taxes on income from investments in such countries, which the Fund may not recover.

Liquidity Risk:

The Fund is also susceptible to the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. This risk is particularly acute in the case of foreign securities that are traded in smaller, less-developed or emerging markets.

Small-Cap and Mid-Cap Risk:

The market risk associated with small-cap to mid-cap stocks is greater than that associated with larger-cap stocks because small-to-mid-cap stocks tend to experience sharper price fluctuations than larger-cap stocks, particularly during bear markets. Small-to-mid-cap companies are generally dependent on a smaller number of products or services, their earnings are less predictable and their share prices more volatile. These companies are also more likely to have limited markets or financial resources or to depend on a small, inexperienced management group.

--------------------------------------------------------------------------------
FUND MANAGEMENT
--------------------------------------------------------------------------------


First Investors Management Company, Inc. ("FIMCO" or "Adviser") is the investment adviser to each Fund. FIMCO has been the investment adviser to the First Investors Family of Funds since 1965. Its address is 95 Wall Street, New York, NY 10005. As of September 30, 2005, FIMCO served as investment adviser to 49 mutual funds or series of funds with total net assets of approximately $6.78 billion. FIMCO supervises all aspects of each Fund's operations. For the fiscal year ended September 30, 2005, FIMCO received advisory fees as follows: 0.75% of average daily net assets, net of any waiver, for Total Return Fund, Value Fund, All-Cap Growth Fund, Blue Chip Fund, Focused Equity Fund, Mid-Cap Opportunity Fund, and Special Situations Fund; 0.73% of average daily net assets, net of any waiver, for Growth & Income Fund; and 1.00% of average daily net assets, net of any waiver, for Global Fund.


The Total Return Fund is managed by Edwin D. Miska and Clark D. Wagner. Mr. Miska is primarily responsible for managing the Fund's investments in stocks and Mr. Wagner is primarily responsible for managing the Fund's investments in bonds. Mr. Miska, Director of Equities, also serves as Portfolio Manager of the Growth & Income Fund. Mr. Miska has served in the capacity as a Portfolio Manager or Co-Portfolio Manager on several other First Investors Funds. Prior to joining FIMCO in 2002, Mr. Miska was a Senior Portfolio Manager and Managing Director of Evergreen Investment Management Corp. Mr. Miska held various positions at Evergreen Investment Management Corp. from 1986 to 2001. Mr. Wagner, Director of Fixed Income, also serves as the Portfolio Manager for certain other First Investors Funds and has been a Portfolio Manager with FIMCO since 1991.

Matthew S. Wright serves as Portfolio Manager of the Blue Chip Fund and Value Fund. Mr. Wright is also the Portfolio Manager for First Investors Life Series Blue Chip and Value Funds. Mr. Wright joined FIMCO in February 1996 as an Equity Analyst.



Steven S. Hill serves as the Portfolio Manager of the Mid-Cap Opportunity Fund. Mr. Hill joined FIMCO in 2002 as an equity analyst. Prior to joining FIMCO, Mr. Hill was employed by UBS Warburg, LLC (1999-2001) where he was a Director in their healthcare group and worked primarily on mergers and acquisitions. Prior to that, Mr. Hill was an investment banker for HSBC Securities (USA) Inc. (1996-1999).


Wellington Management Company, LLP ("Wellington Management") serves as the investment subadviser of Global Fund, Focused Equity Fund and All-Cap Growth Fund. Wellington Management has discretionary trading authority over all of each Fund's assets, subject to continuing oversight and supervision by FIMCO and the Fund's Board of Trustees. Wellington Management is located at 75 State Street, Boston, MA 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions. As of September 30, 2005, Wellington Management held investment management authority with respect to approximately $511 billion of assets. Of that amount, Wellington Management acted as investment adviser or subadviser to approximately 172 registered investment companies or series of such companies, with net assets of approximately $243 billion.

The All-Cap Growth Fund is managed by a team of investment professionals. The team of professionals responsible for the management of the All-Cap Growth Fund is as follows. Andrew J. Shilling is a Senior Vice President and Equity Portfolio Manager of Wellington Management and has served as Portfolio Manager of the Fund since 2000. Mr. Shilling joined Wellington Management as an investment professional in 1994. Steven C. Angeli, CFA, is a Senior Vice President and Equity Portfolio Manager of Wellington Management and has been involved in portfolio management and securities analysis for the Fund since 2000, focusing primarily on smaller cap securities. Mr. Angeli joined Wellington Management as an investment professional in 1994. John A. Boselli is a Senior Vice President and Equity Portfolio Manager of Wellington Management and has been involved in portfolio management and securities analysis for the Fund since 2002, focusing primarily on larger cap securities. Mr. Boselli joined Wellington Management as an investment professional in 2002. Prior to joining Wellington Management, Mr. Boselli was an investment professional with Putnam Investments, Inc. (1996-2002). Phillip H. Perelmuter is a Senior Vice President and Equity Portfolio Manager of Wellington Management and has been involved in portfolio management and securities analysis for the Fund since 2000, focusing primarily on mid-cap securities. Mr. Perelmuter joined Wellington Management as an investment professional in 1995.

Matthew E. Megargel, CFA, is a Senior Vice President and Equity Portfolio Manager of Wellington Management and has served as the Portfolio Manager of the Focused Equity Fund since 2002. Mr. Megargel joined Wellington Management as an investment professional in 1983. Maya K. Bittar is a Vice President and Equity Portfolio Manager of Wellington Management and joined Wellington Management as an investment professional in 1998. Ms. Bittar has been involved in portfolio management and securities analysis for the Fund since 2005.

The Global Fund is managed by a team of investment professionals. The team of professionals responsible for the management of the Global Fund is as follows. Trond Skramstad is a Senior Vice President and Co-Director, International Equity Management of Wellington Management and has served as Portfolio Manager for the international equity portion of the Fund since 1994. Mr. Skramstad joined Wellington Management as an investment professional in 1993. In addition, Mr. Skramstad determines the allocation of the Fund's assets between US and non-US equities. Nicolas M. Choumenkovitch, CFA, is a Vice President and Equity Portfolio Manager of Wellington Management and joined Wellington Management as an investment professional in 1995. Mr. Choumenkovitch has been involved in portfolio management and securities analysis for the international equity portion of the Fund since 2000. Matthew E. Megargel has served as Portfolio Manager for the US equity portion of the Fund since 2000. Maya K. Bittar has been involved in portfolio management and securities analysis for the US equity portion of the Fund since 2000. Jeffrey L. Kripke is a Vice President and Equity Portfolio Manager of Wellington Management and joined Wellington Management as an investment professional in 2001. Mr. Kripke has been involved in portfolio management and securities analysis for the US equity portion of the Fund since 2001. Prior to joining Wellington Management, Mr. Kripke was an associate portfolio manager for Merrill Lynch Asset Management (1999-2001).

Paradigm Capital Management, Inc. ("Paradigm Capital Management") serves as subadviser of the Special Situations Fund. Paradigm Capital Management has discretionary trading authority over all of the Fund's assets, subject to continuing oversight and supervision by FIMCO and the Fund's Board of Trustees. Paradigm Capital Management is located at Nine Elk Street, Albany, NY 12207.


Paradigm Capital Management is an investment management firm that provides investment services to high net worth individuals, pension and profit sharing plans, investment companies, and other institutions. As of September 30, 2005, Paradigm Capital Management held investment management authority with respect to approximately $1.9 billion in assets. Of that amount, Paradigm Capital Management acted as investment adviser or subadviser to 6 registered investment companies or series of such companies with net assets of approximately $502.3 million.


John B. Walthausen, CFA and Senior Vice President of Paradigm Capital Management, serves as Portfolio Manager of the Special Situations Fund and is also the Portfolio Manager of First Investors Life Series Discovery Fund. Mr. Walthausen has been Senior Vice President and Portfolio Manager of Paradigm Capital Management since 1994.

Descriptions of the factors considered by the Board of Trustees in approving the foregoing Advisory and Subadvisory Agreements are available in the Statement of Additional Information.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in a Fund.

The Funds intend to apply for an exemptive order from the Securities and Exchange Commission. If granted, the order would permit FIMCO to enter into new or modified subadvisory agreements with existing or new subadvisers without approval of a Fund's shareholders but subject to the approval of the Fund's Board of Trustees. In addition, there is a rule pending at the SEC, which, if adopted, would permit the Funds to act in such manner without seeking an exemptive order. In any event, the Prospectus will be supplemented if additional subadvisers are retained.

--------------------------------------------------------------------------------
BUYING AND SELLING SHARES
--------------------------------------------------------------------------------

HOW AND WHEN DO THE FUNDS PRICE THEIR SHARES?

The share price (which is called "net asset value" or "NAV" per share) for each Fund is calculated as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) each day that the NYSE is open ("Business Day"). The NYSE is closed on most national holidays and Good Friday. In the event that the NYSE closes early, the share price will be determined as of the time of the closing. To calculate the NAV, each Fund first values its assets, subtracts its liabilities and divides the balance, called net assets, by the number of shares outstanding. The prices or NAVs of Class A shares and Class B shares will generally differ because they have different expenses.

The investments of the Funds are generally valued based upon their last reported sale prices, market quotations, or estimates of value provided by a pricing service as of the close of trading on the NYSE (collectively, "current market values"). If current market values for investments are not readily available, are deemed to be unreliable, or do not appear to reflect significant events that have occurred prior to the close of trading on the NYSE, the investments may be valued at fair value prices as determined by the investment adviser of the Funds under procedures that have been approved by the Board of Trustees of the Funds.

The Funds may fair value a security due to, among other things, the fact that:
(a) a pricing service does not offer a current market value for the security;
(b) a current market value furnished by a pricing service is believed to be stale; (c) the security does not open for trading or stops trading and does not resume trading before the close of trading on the NYSE, pending some corporate announcement or development; or (d) the security is illiquid or trades infrequently and its market value is therefore slow to react to information. In such cases, the Fund's investment adviser will price the security based upon its estimate of the security's market value using some or all of the following factors: the information that is available as of the close of trading on the NYSE, including issuer-specific news; overall market movements; sector movements; or movements of similar securities.

Foreign securities are priced based upon their market values as of the close of the foreign markets in which they principally trade. Foreign securities may be fair valued not only for the reasons described above but also because major market movements in the U.S. have occurred subsequent to the closing of the foreign markets. The Funds have adopted criteria for determining when a market movement in the U.S. might be considered a significant event warranting fair value pricing of foreign securities. Even if these criteria are met, the Funds will not fair value foreign securities unless they can conclude that the closing prices are no longer reliable and use of fair value prices would have a material impact on their net asset values per share.

In the event that a security, domestic or foreign, is priced using fair value pricing, a Fund's value for that security is likely to be different than the security's last reported market sale price or quotation. Moreover, fair value pricing is based upon opinions or predictions on how events or information may affect market prices. Thus, different investment advisers may, in good faith and using reasonable procedures, conclude that the same security has a different fair value. Finally, the use of fair value pricing for one or more securities held by a Fund could cause a Fund's net asset value to be materially different than if the Fund had employed market values in pricing its securities.

Debt obligations with maturities of 60 days or less are valued at amortized cost.

HOW DO I BUY SHARES?

You may buy shares of a Fund through a registered representative of First Investors Corporation or through another authorized broker-dealer ("Representative"). Your Representative will help you complete and submit an application. Your initial investment must be at least $1,000. Subsequent investments can be made in any amount. We have lower initial investment requirements for retirement accounts and offer automatic investment plans that allow you to open a Fund account with small monthly payments. For further information on the procedures for buying shares, please contact your Representative or call Shareholder Services at 1-800-423-4026.

If we receive your order in our Edison, N.J. offices in good order, as described in the Shareholder Manual, by the close of regular trading on the NYSE, your transaction will be priced at that day's NAV plus any applicable sales charge ("offering price"). If you place your order with your Representative by the close of regular trading on the NYSE, your transaction will also be priced at that day's offering price provided that your order is received by our Edison, N.J. offices by our processing deadline. Orders placed after the close of regular trading on the NYSE, or received in our Edison, N.J. offices after our processing deadline, will be priced at the next Business Day's offering price. The procedures for processing transactions are explained in more detail in our Shareholder Manual, which is available upon request.

Each Fund reserves the right to refuse any order to buy shares, without prior notice, if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

WHAT ARE THE SALES CHARGES?

Each Fund has two classes of shares, Class A and Class B. While each class invests in the same portfolio of securities, the classes have separate sales charge and expense structures. Because of the different expense structures, each class of shares generally will have different NAVs and dividends.

The principal advantages of Class A shares are the lower overall expenses, the availability of quantity discounts on volume purchases and certain account privileges that are available only on Class A shares. The principal advantage of Class B shares is that all of your money is invested from the outset.

Because of the lower overall expenses on Class A shares, we recommend Class A shares (rather than Class B shares) for purchases of $100,000 or more in the aggregate (based upon your holdings in all of our Funds). We will not accept a purchase order for Class B shares of $100,000 or more for a single Fund account unless we are contacted before the order is placed and we agree to accept it. For investments less than $100,000, the class that is best for you generally depends upon the amount you invest, your time horizon and your preference for paying the sales charge initially or later. If you fail to tell us what class of shares you want, we will purchase Class A shares for you.

Your broker-dealer may have policies with respect to Class B shares that are more restrictive than those of our Funds. You should also be aware that we are not able to monitor purchases that are made through an omnibus account with another broker-dealer. In such case, it is the responsibility of the broker-dealer to observe our $100,000 limit.

The following tables describe the sales charge for Class A shares and contingent deferred sales charge ("CDSC") for Class B shares.

---------------------------------------------------------------------------------------------------

                                           CLASS A SHARES

Class A shares of a Fund are sold at the public offering price, which includes a front-end sales load. The sales charge declines with the size of your purchase, as illustrated below.
YOUR INVESTMENT               SALES CHARGE AS A PERCENTAGE        SALES CHARGE AS A PERCENTAGE
                                   OF OFFERING PRICE*                 OF NET AMOUNT INVESTED*
---------------------------------------------------------------------------------------------------
Less than $100,000                       5.75%                              6.10%
---------------------------------------------------------------------------------------------------
$100,000-$249,999                        4.50                               4.71
---------------------------------------------------------------------------------------------------
$250,000-$499,999                        3.50                               3.63
---------------------------------------------------------------------------------------------------
$500,000-$999,999                        2.50                               2.56
---------------------------------------------------------------------------------------------------
$1,000,000 or more                        0**                                0**
---------------------------------------------------------------------------------------------------

* DUE TO ROUNDING OF NUMBERS IN CALCULATING A SALES CHARGE, YOU MAY PAY MORE OR LESS THAN WHAT IS
SHOWN ABOVE.

** IF YOU INVEST $1,000,000 OR MORE, YOU WILL NOT PAY A FRONT-END SALES CHARGE. HOWEVER, IF YOU
MAKE SUCH AN INVESTMENT AND THEN SELL YOUR SHARES WITHIN 24 MONTHS OF PURCHASE, YOU WILL PAY A CDSC
OF 1.00%. AS DESCRIBED IN OUR SHAREHOLDER MANUAL, A CDSC OF 1.00% MAY ALSO BE IMPOSED ON
REDEMPTIONS OF CLASS A SHARES THAT ARE PURCHASED BY GROUP RETIREMENT PLANS WITHOUT A FRONT-END
SALES CHARGE PURSUANT TO A SALES CHARGE WAIVER PRIVILEGE. AS FURTHER DESCRIBED IN THE SHAREHOLDER
MANUAL, ANY APPLICABLE CDSCS MAY ALSO BE WAIVED UNDER CERTAIN CIRCUMSTANCES.

---------------------------------------------------------------------------------------------------

                                          CLASS B SHARES*

Class B shares are sold at net asset value without any initial sales charge. However, you may pay a
CDSC when you sell your shares. The CDSC declines the longer you hold your shares, as illustrated below. Class B shares convert to Class A shares after eight years.
                                                       CDSC AS A PERCENTAGE OF PURCHASE PRICE
YEAR OF REDEMPTION                                             OR NAV AT REDEMPTION
---------------------------------------------------------------------------------------------------
Within the 1st or 2nd year                                              4%
---------------------------------------------------------------------------------------------------
Within the 3rd or 4th year                                              3
---------------------------------------------------------------------------------------------------
In the 5th year                                                         2
---------------------------------------------------------------------------------------------------
In the 6th year                                                         1
---------------------------------------------------------------------------------------------------
Within the 7th year and 8th year                                        0
--------------------------------------------------------------------------------------------------

* THERE IS NO CDSC ON CLASS B SHARES THAT ARE ACQUIRED THROUGH REINVESTMENT OF DIVIDENDS OR
DISTRIBUTIONS. THE CDSC IS IMPOSED ON THE LOWER OF THE ORIGINAL PURCHASE PRICE OR THE NET ASSET
VALUE OF THE SHARES BEING SOLD. FOR PURPOSES OF DETERMINING THE CDSC, ALL PURCHASES MADE DURING A
CALENDAR MONTH ARE COUNTED AS HAVING BEEN MADE ON THE FIRST DAY OF THAT MONTH AT THE AVERAGE COST
OF ALL PURCHASES MADE DURING THAT MONTH. TO KEEP YOUR CDSC AS LOW AS POSSIBLE, EACH TIME YOU PLACE
A REQUEST TO SELL SHARES, WE WILL FIRST SELL ANY SHARES IN YOUR ACCOUNT THAT CARRY NO CDSC. IF
THERE IS AN INSUFFICIENT NUMBER OF THESE SHARES TO MEET YOUR REQUEST IN FULL, WE WILL THEN SELL
THOSE SHARES THAT HAVE THE LOWEST CDSC. AS FURTHER DESCRIBED IN THE SHAREHOLDER MANUAL, ANY
APPLICABLE CDSCS MAY ALSO BE WAIVED UNDER CERTAIN CIRCUMSTANCES.

Each Fund has adopted plans pursuant to Rule 12b-1 for its Class A and Class B shares that allow the Fund to pay fees for the marketing of Fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average daily net assets) of up to 0.30% on Class A shares and 1.00% on Class B shares. No more than 0.25% of these payments may be for service fees. Because these fees are paid out of a Fund's assets on an ongoing basis, the higher fees for Class B shares will increase the cost of your investment.

Rule 12b-1 fees may cost you more over time than paying other types of sales charges.

ARE SALES CHARGE DISCOUNTS AVAILABLE?

You may qualify for Class A share sales charge discount under our Rights of Accumulation ("ROA") policy. If you already own shares of First Investors Funds, you are entitled to add the current values of those shares (measured by the current offering price) to your purchase in computing your sales charge. (Class A shares of our money market Funds are not counted for ROA purposes if they were purchased directly without a sales charge.) Thus, for example, if you already own shares of First Investors Funds on which you have paid sales charges and those shares are worth $100,000 based on the current offering price, your current purchase of $10,000 is entitled to the $100,000 sales charge discount.

In computing your sales charge discount level, you are also entitled to credit for the current values of First Investors Fund shares held in the accounts of other shareholders whose accounts are registered under your address of record (i.e., your mailing address on your account) and are serviced by your broker-dealer firm ("Eligible Accounts"). For example, you are entitled to combine the current values of all First Investors Fund shares (measured by the current offering price) owned by you, your spouse, your children, and any other individuals as long as you all share the same address of record and are serviced by the same broker-dealer firm.


You can also qualify for a sales charge discount by signing a non-binding letter of intent ("LOI") to purchase a specific dollar amount of shares within 13 months. For example, your current purchase of $10,000 will be processed at the $100,000 sales charge discount level if you sign an LOI for $100,000. You are not legally required to complete the LOI. However, if you fail to do so, your share balance will be reduced to reflect the appropriate sales charge without the LOI.


To ensure that you receive the proper sales charge discount, you must advise your broker-dealer of all Eligible Accounts that can be aggregated with your own accounts for ROA purposes as well as your desire to enter into an LOI (if applicable). In addition, the Fund or your broker-dealer may also ask you to provide account records, statements or other information related to all Eligible Accounts. You should be aware that we are not able to monitor purchases that are made through an omnibus account with another broker-dealer. Your broker-dealer is responsible for processing your order at the correct discount level and for offering you the opportunity to enter into an LOI.

We will also reduce or waive sales charges and CDSCs in the following circumstances. Discounts on Class A share sales charges are available for group retirement plans and certain unit investment trust holders. Sales charges on Class A shares are waived on reinvestments of dividends and distributions, investments by certain qualified retirement plans, investments that are made to repay loans from retirement accounts, certain reinvestments of redemptions that have been made within six months, and investments by current and former associates of FIMCO or its affiliates and certain of their family members. CDSCs on Class A and Class B shares are waived for certain redemptions on the death or disability of all account owners, distributions from retirement plans due to plan termination, redemptions to remove excess contributions to IRAs and other retirement plan accounts, redemptions that are made because an account has fallen below our minimum account size or to pay account fees, certain redemptions that are made to satisfy required minimum distribution requirements from retirement accounts, and redemptions of up to 8 percent of the value of an account pursuant to a Systematic Withdrawal Plan. Finally, CDSCs on Class A and

Class B share redemptions will be refunded in certain circumstances if the proceeds are reinvested in the shares of our Funds within six months.


You should consult with your Representative or read our Shareholder Manual to determine whether you qualify for these discounts or waivers and for additional information on how they operate. The Shareholder Manual, which is part of the Statement of Additional Information, is available free of charge, upon request, from the Funds' transfer agent (see back cover). It is also available on our website, www.firstinvestors.com, under the heading "Information Center", and by clicking on "Shareholder Manual". Our website also provides a direct link to the pages of the Shareholder Manual that discuss sales charges, discounts and waivers under the heading "Information Center", and by clicking on "Sales Charges, Discounts and Waivers - Choosing Between Share Classes".


HOW DO I SELL SHARES?


You may redeem your Fund shares on any day the Fund is open for business by contacting your Representative who will place a redemption order for you or by sending a written redemption request to Administrative Data Management Corp. ("ADM"), at Raritan Plaza 1, Edison, N.J. 08837.

You may also make a redemption by telephoning the Special Services Department of ADM at 1-800-342-6221 or instructing us to make an electronic transfer to a predesignated bank account. Shares that you have owned for less than 15 days and shares in certificate form may only be redeemed by written request.


For your protection, we will not process a written redemption request for an account without a signature guarantee if (1) the amount of the redemption is over $75,000, (2) the redemption is to be made payable to any person other than the registered owner(s) or any entity other than a major financial institution for the benefit of the registered owner(s), (3) the redemption proceeds are to be sent to an address other than the address of record, a pre-authorized bank account, or a major financial institution on the registered owner(s) behalf, (4) the redemption is to the address of record and the address of record has changed within sixty (60) days of the request (unless the written address change request was signed by all owners and signature guaranteed), or (5) we conclude that other circumstances warrant obtaining a signature guarantee. We may also require documentary proof of authority for redemptions from certain types of accounts, such as partnership accounts, corporate accounts, and retirement accounts.


Similarly, for your protection, we will not accept a telephone redemption request if (1) you do not have telephone privileges for such account, (2) the amount of the redemption is over $75,000, (3) the amount of the redemption, combined with all other telephone redemptions within the previous 30 days, exceeds $100,000 for any one Fund account, (4) the redemption is to be made payable to any person other than the registered owners of the account, (5) the redemption is to be electronically transferred to any bank account other than a pre-authorized bank account, (6) the redemption proceeds are to be mailed to any address other than the address of record, or (7) the redemption is to the address of record and the address of record has been changed within the prior sixty (60) days and we have not received a signature guaranteed request signed by all of the owners of the account. In such circumstances, you will have to provide us with a written redemption request.

Your redemption request will be processed at the price next computed after we receive the request in good order (less any applicable CDSC), as described in the Shareholder Manual. For all requests, please provide your account number.

Payment of redemption proceeds generally will be made within 7 days. If you are redeeming shares which you recently purchased by check, payment may be delayed to verify that your check has cleared (which may take up to 15 days from the date of purchase).

For additional information on our redemption and signature guarantee policies, see our Shareholder Manual, call your Representative, or call ADM at 1-800-423-4026.


Each Fund reserves the right to make in-kind redemptions. This means that it could respond to a redemption request by distributing shares of the Fund's underlying investments rather than distributing cash.


WHAT IF MY ACCOUNT FALLS BELOW THE MINIMUM ACCOUNT REQUIREMENT?

If your account falls below the minimum account balance for any reason other than market fluctuation, each Fund reserves the right to redeem your account without your consent or to impose a low balance account fee of $25 annually on 60 days prior notice. Each Fund may also redeem your account or impose a low balance account fee if you have established your account under a systematic investment program and discontinue the program before you meet the minimum account balance. You may avoid redemption or imposition of a fee by purchasing additional Fund shares during this 60-day period to bring your account balance to the required minimum. If you own Class B shares, you will not be charged a CDSC on a low balance redemption.


CAN I EXCHANGE MY SHARES FOR THE SHARES OF OTHER FIRST INVESTORS FUNDS?

Subject to the restrictions on frequent trading discussed below, you may exchange shares of a Fund for shares of other First Investors Funds without paying any additional sales charge. You can only exchange within the same class of shares (e.g., Class A to Class A). For further information about exchange privileges, see the Shareholder Manual or call your Representative or ADM at 1-800-423-4026.

WHAT ARE THE FUNDS' POLICIES ON FREQUENT TRADING IN THE SHARES OF THE FUNDS?

Each Fund is designed for long-term investment purposes and it is not intended to provide a vehicle for frequent trading. The Board of Trustees of the Funds has adopted policies and procedures to detect and prevent frequent trading in the shares of the Funds. These policies and procedures apply uniformly to all accounts. However, the ability of the Funds to detect and prevent frequent trading in certain accounts, such as omnibus accounts, is limited.

It is the policy of each Fund to decline to accept any new account that the Fund has reason to believe will be used for market timing purposes, based upon the amount invested, the Fund or Funds involved, and the background of the shareholder or broker-dealer involved. Alternatively, a Fund may allow such an account to be opened if it is provided with written assurances that the account will not be used for market timing.

It is the policy of the Funds to monitor activity in existing accounts to detect market-timing activity. The criteria used for monitoring differ depending upon the type of account involved. It is the policy of the Funds to reject, without any prior notice, any purchase or exchange transaction if the Funds believe that the transaction is part of a market timing strategy. The Funds also reserve the right to reject exchanges that in the Funds' view are excessive, even if the activity does not constitute market timing.

If the Funds reject an exchange because it is believed to be part of a market timing strategy or otherwise, neither the redemption nor the purchase side of the exchange will be processed. Alternatively, the Funds may restrict exchange activity that is believed to be part of a market timing strategy or refuse to accept exchange requests via telephone, or any other electronic means.

WHAT ARE THE RISKS OF FREQUENT TRADING IN THE SHARES OF THE FUNDS?

In the case of all the Funds, to the extent that the policies of the Funds are not successful in detecting and preventing frequent trading in the shares of the Funds, frequent trading may: (a) interfere with the efficient management of the Funds by, among other things, causing the Funds to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Funds, particularly for long-term shareholders who do not engage in frequent trading.

In the case of the Funds that invest in small cap stocks, the risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that small cap stocks may trade infrequently and thus their prices may be slow to react to information. To the extent that these policies are not successful in preventing a shareholder from engaging in market timing, it may cause dilution in the value of the shares held by other shareholders.


In the case of the Funds that invest in foreign securities, the risks of frequent trading include the risk of time zone arbitrage. Time zone arbitrage occurs when shareholders attempt to take advantage of the fact that the valuation of foreign securities held by a Fund may not reflect information or events that have occurred after the close of the foreign markets on which such securities principally trade but before the close of the NYSE. To the extent that these policies are not successful in preventing a shareholder from engaging in time zone arbitrage, it may cause dilution in the value of the shares held by other shareholders.

--------------------------------------------------------------------------------
ACCOUNT POLICIES
--------------------------------------------------------------------------------

WHAT ABOUT DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS?

To the extent that it has net investment income, the Total Return Fund, Growth & Income Fund, Blue Chip Fund and Value Fund will declare and pay a dividend from net investment income on a quarterly basis. To the extent that it has net investment income, the Mid-Cap Opportunity Fund, Special Situations Fund, Focused Equity Fund, Global Fund and All-Cap Growth Fund will declare and pay a dividend from net investment income on an annual basis. Any net realized capital gains will be distributed on an annual basis, usually at the end of each Fund's fiscal year. Each Fund may make an additional distribution in any year, if necessary, to avoid a Federal excise tax on certain undistributed income and capital gains.

Dividends and other distributions declared on both classes of each Fund's shares are calculated at the same time and in the same manner. Dividends on Class B shares of each Fund are expected to be lower than those for its Class A shares because of the higher distribution fees borne by the Class B shares. Dividends on each class also might be affected differently by the allocation of other class-specific expenses.

You may choose to reinvest all dividends and other distributions at NAV in additional shares of the same class of a Fund or certain other First Investors Funds or receive all dividends and other distributions in cash. If you do not select an option when you open your account, all dividends and other distributions will be reinvested in additional Fund shares. If you do not cash a dividend or distribution check, you will not receive interest on the amount of the check while it remains outstanding. If a Fund is unable to obtain a current address for you, it will reinvest your dividends and other distributions in additional Fund shares in accordance with our "Returned Mail" policy, as described in our Shareholder Manual.

A dividend or other distributions declared on a class of shares will be paid in additional shares of the distributing class if it is under $10 or if a Fund has received notice of your death (until written alternate payment instructions and other necessary documents are provided by your legal representative).

WHAT ABOUT TAXES?

Any dividends or capital gain distributions paid by a Fund are taxable to you unless you hold your shares in an IRA, 403(b) account, 401(k) account or other tax-deferred account. Dividends and distributions of net short-term capital gains (if any) are taxable to you as ordinary income. If you are an individual and meet certain holding period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income" distributed by a Fund. Distributions of long-term capital gains (if any) are taxed to you as long-term capital gains, regardless of how long you owned your Fund shares. You are taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

Your sale or exchange of Fund shares will be considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

OTHER ACCOUNT PRIVILEGES AND POLICIES

The Funds offer a full range of special privileges, including systematic investment programs, automatic payroll investment programs and telephone privileges. There is an annual custodial fee of $15 for each First Investors Fund IRA, SIMPLE-IRA, SEP-IRA, SARSEP-IRA, MPP/PSP, 401(k), and 403(b) account that you maintain, irrespective of the number of Funds that are held in the account. The Funds currently pay this fee. If the retirement account holds more than one Fund the fee is allocated equally among each of the Funds. The Funds reserve the right to discontinue paying this fee at any time on forty-five (45) days' written notice to account holders. In such event, the fee will be charged to account holders. The custodian also reserves the right to increase or modify the fee on prior written notice.


The full range of privileges and related policies are described in our Shareholder Manual, which you may obtain upon request free of charge. For more information on the full range of services available, please contact us directly at 1-800-423-4026.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights shown in the tables represent the financial history of the predecessor funds of the same name, which were acquired by the Funds on January 27, 2006. Each Fund has adopted the financial history of its respective predecessor fund. The financial highlights tables are intended to help you understand the financial performance of each Fund for the years indicated. The following tables set forth the per share data for each fiscal year ended September 30, except as otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rates that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and other distributions). The information has been audited by Tait, Weller & Baker, whose report, along with the Funds' financial statements, is included in the Statement of Additional Information, which is available upon request.

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FUND
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
                  NET ASSET       INCOME FROM                                 LESS DISTRIBUTIONS
                  VALUE AT        INVESTMENT OPERATIONS                       FROM
                  BEGINNING OF
                  PERIOD          Net         Net Realized        Total from  Net            Net Realized     Total
                                  Investment  and                 Investment  Investment     Gain             Distributions
                                  Income      Unrealized          Operations  Income
                                              Gain (Loss)
                                              on Investments

------------------------------------------------------------------------------------------------------------------------------------
CLASS A

2001                $16.27            $.26        $(2.86)         $(2.60)       $.32          $1.07            $1.39

2002**               12.28             .22         (1.59)          (1.37)        .32             --              .32

2003                 10.59             .20          1.44            1.64         .21             --              .21

2004                 12.02             .20           .96            1.16         .20             --              .20

2005                 12.98             .23           .97            1.20         .25             --              .25
------------------------------------------------------------------------------------------------------------------------------------
CLASS B

2001                $16.05            $.18        $(2.84)         $(2.66)       $.21          $1.07            $1.28

2002**               12.11             .15         (1.59)          (1.44)        .21             --              .21

2003                 10.46             .09          1.44            1.53         .13             --              .13

2004                 11.86             .12           .94            1.06         .12             --              .12

2005                 12.80             .13           .95            1.08         .15             --              .15
------------------------------------------------------------------------------------------------------------------------------------

+           NET OF EXPENSES WAIVED OR ASSUMED BY THE ADVISER.

*           CALCULATED WITHOUT SALES CHARGES.

** PRIOR TO OCTOBER 1, 2001, THE TOTAL RETURN FUND DID NOT AMORTIZE PREMIUMS ON DEBT SECURITIES. THE PER SHARE DATA AND RATIOS PRIOR TO OCTOBER 1, 2001 HAVE NOT BEEN RESTATED. THE CUMULATIVE EFFECT OF THIS ACCOUNTING CHANGE HAD NO IMPACT ON TOTAL NET ASSETS OF THE FUND.

------------------------------------------------------------------------------------------------------------------------------------
                   TOTAL           RATIOS/SUPPLEMENTAL DATA
                   RETURN

  NET              TOTAL RETURN*   NET             RATIO TO AVERAGE           RATIO TO AVERAGE             PORTFOLIO
  ASSET            (%)             ASSETS AT       NET ASSETS+                NET ASSETS                   TURNOVER RATE
  VALUE AT END                     END OF                                     BEFORE EXPENSES              (%)
  OF PERIOD                        PERIOD          Expenses     Net           WAIVED OR ASSUMED
                                  (IN MILLIONS)    (%)          Investment
                                                                Income (%)    Expenses    Net
                                                                              (%)         Investment
                                                                                          Income (%)

-----------------------------------------------------------------------------------------------------------------------------------
  CLASS A

           $12.28       (17.31)        $121         1.37         2.02          1.62        1.77              130

            10.59       (11.44)         129         1.47         1.91          1.72        1.66              185

            12.02        15.58          177         1.52         1.72          1.77        1.47               80

            12.98         9.65          231         1.44         1.60          1.65        1.39               41

            13.93         9.25          281         1.40         1.69          1.57        1.52               52
-----------------------------------------------------------------------------------------------------------------------------------
  CLASS B

           $12.11       (17.82)         $19         2.07         1.32          2.32        1.07              130

            10.46       (12.09)          22         2.17         1.21          2.42         .96              185

            11.86        14.71           28         2.22         1.02          2.47         .77               80

            12.80         8.92           36         2.14          .90          2.35         .69               41

            13.73         8.49           38         2.10          .99          2.27         .82               52
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
VALUE FUND
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA

                  NET ASSET       INCOME FROM                                 LESS DISTRIBUTIONS
                  VALUE AT        INVESTMENT OPERATIONS                       FROM
                  BEGINNING OF
                  PERIOD          Net          Net Realized   Total from      Net            Net Realized   Total
                                  Investment   and            Investment      Investment     Gain           Distributions
                                  Income       Unrealized     Operations      Income
                                               Gain (Loss)
                                               on Investments

-----------------------------------------------------------------------------------------------------------------------------------
CLASS A

2001                 $8.60           $.10        $(2.10)         $(2.00)       $.11            $.56            $.67

2002**                5.93            .11         (1.65)          (1.54)        .13             --              .13

2003                  4.26            .08           .73             .81         .08             --              .08

2004                  4.99            .07           .96            1.03         .07             --              .07

2005                  5.95            .08           .65             .73         .07             --              .07
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B

2001                 $8.47           $.06        $(2.07)         $(2.01)       $.06            $.56            $.62

2002**                5.84            .07         (1.63)          (1.56)        .08             --              .08

2003                  4.20            .05           .71             .76         .04             --              .04

2004                  4.92            .03           .95             .98         .03             --              .03

2005                  5.87            .04           .63             .67         .03             --              .03
-----------------------------------------------------------------------------------------------------------------------------------

+           NET OF EXPENSES WAIVED OR ASSUMED BY THE ADVISER.
*           CALCULATED WITHOUT SALES CHARGES.
**          PRIOR TO OCTOBER 1, 2001, THE VALUE FUND DID NOT AMORTIZE PREMIUMS
            ON DEBT SECURITIES. THE PER SHARE DATA AND RATIOS PRIOR TO OCTOBER
            1, 2001 HAVE NOT BEEN RESTATED. THE CUMULATIVE EFFECT OF THIS
            ACCOUNTING CHANGE HAD NO IMPACT ON TOTAL NET ASSETS OF THE FUND.

-----------------------------------------------------------------------------------------------------------------------------------
                   TOTAL           RATIOS/SUPPLEMENTAL DATA
                   RETURN

  NET              TOTAL RETURN*   NET             RATIO TO AVERAGE           RATIO TO AVERAGE             PORTFOLIO
  ASSET            (%)             ASSETS AT       NET ASSETS+                NET ASSETS                   TURNOVER RATE
  VALUE AT END                     END OF                                     BEFORE EXPENSES              (%)
  OF PERIOD                        PERIOD          Expenses     Net           WAIVED OR ASSUMED
                                   (IN MILLIONS)   (%)          Investment
                                                                Income (%)    Expenses    Net
                                                                              (%)         Investment
                                                                                          Income (%)

------------------------------------------------------------------------------------------------------------------------------------
  CLASS A

    $5.93             (24.98)          $149           1.37        1.47           N/A         N/A              51

     4.26             (26.34)            99           1.51        1.93           N/A         N/A              40

     4.99              19.04            126           1.67        1.69           N/A         N/A              92

     5.95              20.57            185           1.48        1.21           N/A         N/A              11

     6.61              12.31            267           1.43        1.31           N/A         N/A              17
----------------------------------------------------------------------------------------------------------------------------------
  CLASS B

    $5.84             (25.46)           $26           2.07         .77           N/A         N/A              51

     4.20             (26.94)            17           2.21        1.23           N/A         N/A              40

     4.92              18.26             19           2.37         .99           N/A         N/A              92

     5.87              19.91             23           2.18         .51           N/A         N/A              11

     6.51              11.43             27           2.13         .61           N/A         N/A              17
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
BLUE CHIP FUND
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA

               NET ASSET       INCOME FROM                                 LESS DISTRIBUTIONS
               VALUE AT        INVESTMENT OPERATIONS                       FROM
               BEGINNING OF
               PERIOD          Net          Net Realized    Total from     Net              Net Realized   Total
                               Investment   and             Investment     Investment       Gain           Distributions
                               Income       Unrealized      Operations     Income
                               (Loss)       Gain (Loss)
                                            on Investments

------------------------------------------------------------------------------------------------------------------------------------
CLASS A

2001          $31.09           $--           $(8.64)         $(8.64)       $.01             $3.30            $3.31

2002           19.14           (.03)          (4.55)          (4.58)         --                --               --

2003           14.56             --            2.58            2.58          --                --               --

2004           17.14            .01            1.54            1.55          --                --               --

2005           18.69            .10            1.91            2.01         .10                --              .10
------------------------------------------------------------------------------------------------------------------------------------
CLASS B

2001          $30.21          $(.16)         $(8.33)         $(8.49)        $--             $3.30            $3.30

2002           18.42           (.16)          (4.35)          (4.51)         --                --               --

2003           13.91           (.11)           2.46            2.35          --                --               --

2004           16.26           (.13)           1.48            1.35          --                --               --

2005           17.61            .09            1.67            1.76         .07                --              .07
------------------------------------------------------------------------------------------------------------------------------------

+         NET OF EXPENSES WAIVED OR ASSUMED BY THE ADVISER.
*         CALCULATED WITHOUT SALES CHARGES.

------------------------------------------------------------------------------------------------------------------------------------

                   TOTAL           RATIOS/SUPPLEMENTAL DATA
                   RETURN

  NET              TOTAL RETURN*   NET             RATIO TO AVERAGE           RATIO TO AVERAGE             PORTFOLIO
  ASSET            (%)             ASSETS AT       NET ASSETS+                NET ASSETS                   TURNOVER RATE
  VALUE AT END                     END OF                                     BEFORE EXPENSES              (%)
  OF PERIOD                        PERIOD          Expenses     Net           WAIVED OR ASSUMED
                                   (IN             (%)          Investment
                                   MILLIONS)                    Income        Expenses       Net
                                                                (Loss)(%)     (%)            Investment
                                                                                             Income
                                                                                             (Loss) (%)

------------------------------------------------------------------------------------------------------------------------------------
  CLASS A

   $19.14          (30.88)         $445             1.35          (.02)         1.43          (.10)            117

    14.56          (23.93)          333             1.48          (.17)         1.58          (.27)            144

    17.14           17.72           383             1.56            --          1.68          (.12)            111

    18.69            9.04           414             1.47           .03          1.58          (.08)             94

    20.60           10.76           421             1.45           .54          1.56           .43              55
------------------------------------------------------------------------------------------------------------------------------------
  CLASS B

   $18.42          (31.33)          $78             2.05          (.72)         2.13          (.80)            117

    13.91          (24.48)           57             2.18          (.87)         2.28          (.97)            144

    16.26           16.90            62             2.26          (.70)         2.38          (.82)            111

    17.61            8.30            61             2.17          (.67)         2.28          (.78)             94

    19.30            9.98            52             2.15          (.16)         2.26          (.27)             55
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA

                  NET ASSET       INCOME FROM                                 LESS DISTRIBUTIONS
                  VALUE AT        INVESTMENT OPERATIONS                       FROM
                  BEGINNING OF
                  PERIOD          Net          Net Realized   Total from      Net              Net Realized   Total
                                  Investment   and            Investment      Investment       Gain           Distributions
                                  Income       Unrealized     Operations      Income
                                  (Loss)       Gain (Loss)
                                               on Investments

------------------------------------------------------------------------------------------------------------------------------------
CLASS A

2001                $16.61          $.06        $(3.99)         $(3.93)       $.03               $1.49              $1.52

2002**               11.16           .03         (2.31)          (2.28)        .05                  --                .05

2003                  8.83           .04          1.85            1.89         .04                  --                .04

2004                 10.68           .06          1.43            1.49         .03                  --                .03

2005                 12.14           .09          1.54            1.63         .10                  --                .10
------------------------------------------------------------------------------------------------------------------------------------
CLASS B

2001                $16.17         $(.01)       $(3.88)         $(3.89)       $ --               $1.49              $1.49

2002**               10.79          (.04)        (2.24)          (2.28)         --                  --                 --

2003                  8.51          (.03)         1.78            1.75          --                  --                 --

2004                 10.26          (.03)         1.39            1.36          --                  --                 --

2005                 11.62          (.04)         1.51            1.47         .03                  --                .03
------------------------------------------------------------------------------------------------------------------------------------

+           NET OF EXPENSES WAIVED OR ASSUMED BY THE ADVISER.
*           CALCULATED WITHOUT SALES CHARGES.
**          PRIOR TO OCTOBER 1, 2001, THE GROWTH & INCOME FUND DID NOT AMORTIZE
            PREMIUMS ON DEBT SECURITIES. THE PER SHARE DATA AND RATIOS PRIOR TO
            OCTOBER 1, 2001 HAVE NOT BEEN RESTATED. THE CUMULATIVE EFFECT OF
            THIS ACCOUNTING CHANGE HAD NO IMPACT ON TOTAL NET ASSETS OF THE
            FUND.

------------------------------------------------------------------------------------------------------------------------------------

                   TOTAL           RATIOS/SUPPLEMENTAL DATA
                   RETURN

 NET               TOTAL RETURN*   NET             RATIO TO AVERAGE           RATIO TO AVERAGE             PORTFOLIO
 ASSET             (%)             ASSETS AT       NET ASSETS+                NET ASSETS                   TURNOVER RATE
 VALUE AT END OF                   END OF                                     BEFORE EXPENSES              (%)
 PERIOD                            PERIOD          Expenses     Net           WAIVED OR ASSUMED
                                   (IN             (%)          Investment
                                   MILLIONS)                    Income        Expenses    Net
                                                                (Loss)(%)     (%)         Investment
                                                                                          Income (%)

------------------------------------------------------------------------------------------------------------------------------------
  CLASS A

  $11.16           (25.91)         $383            1.34          .47           N/A          N/A               168

    8.83           (20.53)          318            1.46          .33           N/A          N/A               169

   10.68            21.49           400            1.52          .44           N/A          N/A                70

   12.14            13.95           499            1.42          .53           N/A          N/A                32

   13.67            13.43           597            1.38          .72           N/A          N/A                42
------------------------------------------------------------------------------------------------------------------------------------
  CLASS B

  $10.79           (26.38)         $ 82            2.04         (.23)          N/A           N/A              168

    8.51           (21.13)           65            2.16         (.37)          N/A           N/A              169

   10.26            20.56            76            2.22         (.26)          N/A           N/A               70

   11.62            13.26            83            2.12         (.17)          N/A           N/A               32

   13.06            12.65            82            2.08          .02           N/A           N/A               42
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
ALL-CAP GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA

               NET ASSET       INCOME FROM                                 LESS DISTRIBUTIONS
               VALUE AT        INVESTMENT OPERATIONS                       FROM
               BEGINNING OF
               PERIOD          Net          Net Realized   Total from      Net              Net Realized   Total
                               Investment   and            Investment      Investment       Gain           Distributions
                               Loss         Unrealized     Operations      Income
                                            Gain (Loss)
                                            on Investments

-----------------------------------------------------------------------------------------------------------------------------------
CLASS A

2001(a)         $10.00        $(.05)         $(3.42)         $(3.47)         --              --              --

2002              6.53         (.06)          (1.14)          (1.20)         --              --              --

2003              5.33         (.06)           1.48            1.42          --              --              --

2004              6.75         (.07)           1.12            1.05          --              --              --

2005              7.80         (.05)           1.07            1.02          --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B

2001(a)         $10.00        $(.08)         $(3.43)         $(3.51)         --              --              --

2002              6.49         (.10)          (1.13)          (1.23)         --              --              --

2003              5.26         (.09)           1.44            1.35          --              --              --

2004              6.61         (.12)           1.10             .98          --              --              --

2005              7.59         (.11)           1.04             .93          --              --              --
-----------------------------------------------------------------------------------------------------------------------------------

 +   NET OF EXPENSES WAIVED OR ASSUMED BY THE ADVISER.
 *   CALCULATED WITHOUT SALES CHARGES.
(a)  FOR THE PERIOD OCTOBER 25, 2000 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 2001.
(b)  ANNUALIZED.

------------------------------------------------------------------------------------------------------------------------------------

                   TOTAL          RATIOS/SUPPLEMENTAL DATA
                   RETURN

  NET              TOTAL RETURN*  NET           RATIO TO AVERAGE              RATIO TO AVERAGE                PORTFOLIO
  ASSET            (%)            ASSETS AT     NET ASSETS+                   NET ASSETS                      TURNOVER
  VALUE AT END                    END OF                                      BEFORE EXPENSES                 RATE (%)
  OF PERIOD                       PERIOD        Expenses     Net              WAIVED OR ASSUMED
                                  (IN           (%)          Investment
                                  MILLIONS)                  Loss(%)          Expenses          Net
                                                                              (%)               Investment
                                                                                                Loss (%)

------------------------------------------------------------------------------------------------------------------------------------
  CLASS A

      $6.53        (34.70)           $35         1.75(b)     (.90)(b)          2.10(b)          (1.25)(b)        84

       5.33        (18.38)            44         1.75       (1.03)             1.98             (1.26)          138

       6.75         26.64             77         1.94       (1.15)             1.96             (1.17)          126

       7.80         15.56            130         1.68       (1.12)              N/A              N/A             75

       8.82         13.08            169         1.58        (.66)              N/A              N/A             91

------------------------------------------------------------------------------------------------------------------------------------
  CLASS B

      $6.49        (35.10)            $8         2.45(b)    (1.60)(b)          2.80(b)          (1.95)(b)        84

       5.26        (18.95)             9         2.45       (1.73)             2.68             (1.96)          138

       6.61         25.67             14         2.64       (1.85)             2.66             (1.87)          126

       7.59         14.83             20         2.38       (1.82)              N/A              N/A             75

       8.52         12.25             23         2.28       (1.36)              N/A              N/A             91

------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
MID-CAP OPPORTUNITY FUND
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA

               NET ASSET       INCOME FROM                                 LESS DISTRIBUTIONS
               VALUE AT        INVESTMENT OPERATIONS                       FROM
               BEGINNING OF
               PERIOD          Net          Net Realized   Total from      Net              Net Realized   Total
                               Investment   and            Investment      Investment       Gain           Distributions
                               Loss         Unrealized     Operations      Income
                                            Gain (Loss)
                                            on Investments

------------------------------------------------------------------------------------------------------------------------------------
CLASS A

2001             $26.66          $(.05)        $(7.67)       $(7.72)          --             $1.30           $1.30

2002              17.64           (.13)         (1.73)        (1.86)          --                --              --

2003              15.78           (.12)          3.52          3.40           --                --              --

2004              19.18           (.09)          3.62          3.53           --                --              --

2005              22.71           (.09)          5.62          5.53           --                --              --
------------------------------------------------------------------------------------------------------------------------------------
CLASS B

2001             $25.54          $(.18)        $(7.32)       $(7.50)          --             $1.30           $1.30

2002              16.74           (.24)         (1.63)        (1.87)          --                --              --

2003              14.87           (.23)          3.31          3.08           --                --              --

2004              17.95           (.23)          3.38          3.15           --                --              --

2005              21.10           (.26)          5.22          4.96           --                --              --
------------------------------------------------------------------------------------------------------------------------------------

+      NET OF EXPENSES WAIVED OR ASSUMED BY THE ADVISER.
*      CALCULATED WITHOUT SALES CHARGES.

------------------------------------------------------------------------------------------------------------------------------------

                   TOTAL          RATIOS/SUPPLEMENTAL DATA
                   RETURN

  NET              TOTAL RETURN*  NET           RATIO TO AVERAGE              RATIO TO AVERAGE                PORTFOLIO
  ASSET            (%)            ASSETS AT     NET ASSETS+                   NET ASSETS                      TURNOVER
  VALUE AT END                    END OF                                      BEFORE EXPENSES                 RATE (%)
  OF PERIOD                       PERIOD        Expenses     Net              WAIVED OR ASSUMED
                                  (IN           (%)          Investment
                                  MILLIONS)                  Loss(%)          Expenses          Net
                                                                              (%)               Investment
                                                                                                Loss (%)
------------------------------------------------------------------------------------------------------------------------------------
  CLASS A

   $17.64          (30.34)           $109        1.51        (.27)            1.76               (.52)           123

    15.78          (10.55)            131        1.70        (.82)            1.95              (1.07)           112

    19.18           21.55             192        1.73        (.80)            1.97              (1.04)            37

    22.71           18.41             277        1.56        (.46)            1.73               (.63)            40

    28.24           24.35             410        1.48        (.39)            1.61               (.52)            43
------------------------------------------------------------------------------------------------------------------------------------
  CLASS B

   $16.74          (30.84)            $22        2.21        (.97)            2.46              (1.22)           123

    14.87          (11.17)             25        2.40       (1.52)            2.65              (1.77)           112

    17.95           20.71              35        2.43       (1.50)            2.67              (1.74)            37

    21.10           17.55              46        2.26       (1.16)            2.43              (1.33)            40

    26.06           23.51              57        2.18       (1.09)            2.31              (1.22)            43

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SPECIAL SITUATIONS FUND
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA

               NET ASSET       INCOME FROM                                 LESS DISTRIBUTIONS
               VALUE AT        INVESTMENT OPERATIONS                       FROM
               BEGINNING OF
               PERIOD          Net          Net Realized   Total from      Net              Net Realized   Total
                               Investment   and            Investment      Investment       Gain           Distributions
                               Loss         Unrealized     Operations      Income
                                            Gain (Loss)
                                            on Investments

-----------------------------------------------------------------------------------------------------------------------------------
CLASS A

2001           $31.82         $(.18)         $(11.59)       $(11.77)          --            $4.89           $4.89

2002            15.16          (.19)           (2.31)         (2.50)          --              --               --

2003            12.66          (.17)            3.14           2.97           --              --               --

2004            15.63          (.18)            1.39           1.21           --              --               --

2005            16.84          (.12)            3.72           3.60           --              --               --
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B

2001           $30.46         $(.29)         $(11.00)       $(11.29)          --            $4.89           $4.89

2002            14.28          (.29)           (2.15)         (2.44)          --              --               --

2003            11.84          (.25)            2.93           2.68           --              --               --

2004            14.52          (.30)            1.32           1.02           --              --               --

2005            15.54          (.26)            3.44           3.18           --              --               --
-----------------------------------------------------------------------------------------------------------------------------------

+         NET OF EXPENSES WAIVED OR ASSUMED BY THE ADVISER.
*         CALCULATED WITHOUT SALES CHARGES.

------------------------------------------------------------------------------------------------------------------------------------

                   TOTAL          RATIOS/SUPPLEMENTAL DATA
                   RETURN

  NET              TOTAL RETURN*  NET           RATIO TO AVERAGE              RATIO TO AVERAGE                PORTFOLIO
  ASSET            (%)            ASSETS AT     NET ASSETS+                   NET ASSETS                      TURNOVER
  VALUE AT END                    END OF                                      BEFORE EXPENSES                 RATE (%)
  OF PERIOD                       PERIOD        Expenses     Net              WAIVED OR ASSUMED
                                  (IN           (%)          Investment
                                  MILLIONS)                  Loss(%)          Expenses          Net
                                                                              (%)               Investment
                                                                                                Loss (%)

------------------------------------------------------------------------------------------------------------------------------------
  CLASS A

     $15.16         (42.86)        $164         1.54           (.94)           1.75               (1.15)           183

      12.66         (16.49)         138         1.69          (1.24)           1.93               (1.48)           153

      15.63          23.46          169         1.80          (1.26)           2.05               (1.51)           111

      16.84           7.74          190         1.63          (1.08)           1.86               (1.31)           119

      20.44          21.38          224         1.60           (.64)           1.82                (.86)           112
------------------------------------------------------------------------------------------------------------------------------------
  CLASS B

     $14.28         (43.26)         $21         2.24         (1.64)            2.45               (1.85)           183

      11.84         (17.09)          18         2.39         (1.94)            2.63               (2.18)           153

      14.52          22.63           20         2.50         (1.96)            2.75               (2.21)           111

      15.54           7.03           21         2.33         (1.78)            2.56               (2.01)           119

      18.72          20.46           21         2.30         (1.34)            2.52               (1.56)           112
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FOCUSED EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA

               NET ASSET       INCOME FROM                                 LESS DISTRIBUTIONS
               VALUE AT        INVESTMENT OPERATIONS                       FROM
               BEGINNING OF
               PERIOD          Net          Net Realized   Total from      Net              Net Realized   Total
                               Investment   and            Investment      Investment       Gain           Distributions
                               Loss         Unrealized     Operations      Income
                                            Gain (Loss)
                                            on Investments

------------------------------------------------------------------------------------------------------------------------------------
CLASS A

2001           $10.38         $(.03)       $(2.63)          $(2.66)          $--              --              $--

2002             7.72          (.07)        (1.92)           (1.99)           --              --               --

2003             5.73          (.02)         1.52             1.50            --              --               --

2004             7.23          (.02)          .62              .60            --              --               --

2005             7.83           .03           .86              .89           .02              --              .02
------------------------------------------------------------------------------------------------------------------------------------
CLASS B

2001           $10.26         $(.09)       $(2.59)          $(2.68)           --              --               --

2002             7.58          (.13)        (1.86)           (1.99)           --              --               --

2003             5.59          (.07)         1.48             1.41            --              --               --

2004             7.00          (.08)          .61              .53            --              --               --

2005             7.53          (.02)          .82              .80            --              --               --
------------------------------------------------------------------------------------------------------------------------------------

+    NET OF EXPENSES WAIVED OR ASSUMED BY THE ADVISER.
*    CALCULATED WITHOUT SALES CHARGES.
(a)  TURNOVER INCLUDES EFFECT OF INVESTMENT MANAGER CHANGE AND REPOSITIONING OF PORTFOLIO.


------------------------------------------------------------------------------------------------------------------------------------

                   TOTAL          RATIOS/SUPPLEMENTAL DATA
                   RETURN

  NET              TOTAL RETURN*  NET           RATIO TO AVERAGE              RATIO TO AVERAGE                PORTFOLIO
  ASSET            (%)            ASSETS AT     NET ASSETS+                   NET ASSETS                      TURNOVER
  VALUE AT END                    END OF                                      BEFORE EXPENSES                 RATE (%)
  OF PERIOD                       PERIOD        Expenses     Net              WAIVED OR ASSUMED
                                  (IN           (%)          Investment
                                  MILLIONS)                  Income           Expenses          Net
                                                             (Loss)(%)        (%)               Investment
                                                                                                Loss (%)

---------------------------------------------------------------------------------------------------------------------------------
  CLASS A

      $7.72        (25.63)         $51           1.75         (.35)             N/A              N/A           240(a)

       5.73        (25.78)          38           1.83         (.90)             N/A              N/A           150

       7.23         26.18           48           1.99         (.35)             N/A              N/A            49

       7.83          8.30           49           1.85         (.30)             N/A              N/A            39

       8.70         11.35           48           1.79          .41              N/A              N/A            60
------------------------------------------------------------------------------------------------------------------------------------
  CLASS B

      $7.58        (26.12)         $13           2.45        (1.05)             N/A              N/A           240(a)

       5.59        (26.25)           9           2.53        (1.60)             N/A              N/A           150

       7.00         25.22           11           2.69        (1.05)             N/A              N/A            49

       7.53          7.57           11           2.55        (1.00)             N/A              N/A            39

       8.33         10.68            9           2.49         (.29)             N/A              N/A            60
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
GLOBAL FUND
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA

               NET ASSET       INCOME FROM                                 LESS DISTRIBUTIONS
               VALUE AT        INVESTMENT OPERATIONS                       FROM
               BEGINNING OF
               PERIOD          Net          Net Realized   Total from      Net              Net Realized   Total
                               Investment   and            Investment      Investment       Gain           Distributions
                               Loss         Unrealized     Operations      Income
                                            Gain (Loss)
                                            on Investments

------------------------------------------------------------------------------------------------------------------------------------
CLASS A

2001              $8.11        $(.01)         $(2.13)       $(2.14)          --              $.76             $.76

2002               5.21         (.01)           (.96)         (.97)          --                --               --

2003               4.24         (.01)            .93           .92           --                --               --

2004               5.16         (.01)            .78           .77           --                --               --

2005               5.93           --            1.13          1.13           --                --               --

------------------------------------------------------------------------------------------------------------------------------------
 CLASS B

2001              $7.80        $(.06)         $(2.03)       $(2.09)          --              $.76             $.76

2002               4.95           --            (.95)         (.95)          --                --               --

2003               4.00         (.04)            .88           .84           --                --               --

2004               4.84         (.05)            .73           .68           --                --               --

2005               5.52         (.04)           1.04          1.00           --                --               --
------------------------------------------------------------------------------------------------------------------------------------

+        NET OF EXPENSES WAIVED OR ASSUMED BY THE ADVISER.
*        CALCULATED WITHOUT SALES CHARGES.

------------------------------------------------------------------------------------------------------------------------------------

                   TOTAL          RATIOS/SUPPLEMENTAL DATA
                   RETURN

  NET              TOTAL RETURN*  NET           RATIO TO AVERAGE              RATIO TO AVERAGE                PORTFOLIO
  ASSET            (%)            ASSETS AT     NET ASSETS+                   NET ASSETS                      TURNOVER
  VALUE AT END                    END OF                                      BEFORE EXPENSES                 RATE (%)
  OF PERIOD                       PERIOD        Expenses     Net              WAIVED OR ASSUMED
                                  (IN           (%)          Investment
                                  MILLIONS)                  Income           Expenses          Net
                                                             (Loss) (%)       (%)               Investment
                                                                                                Income (%)

------------------------------------------------------------------------------------------------------------------------------------
  CLASS A

    $5.21            (28.87)      $234           1.77         (.21)            N/A               N/A            116

     4.24            (18.62)       173           1.87         (.35)            N/A               N/A            125

     5.16             21.70        192           1.98         (.19)            N/A               N/A            112

     5.93             14.92        209           1.86         (.13)            N/A               N/A            105

     7.06             19.06        239           1.78          .05             N/A               N/A            104
------------------------------------------------------------------------------------------------------------------------------------
CLASS B

    $4.95            (29.42)       $18           2.47         (.91)            N/A               N/A            116

     4.00            (19.19)        14           2.57        (1.05)            N/A               N/A            125

     4.84             21.00         15           2.68         (.89)            N/A               N/A            112

     5.52             14.05         15           2.56         (.83)            N/A               N/A            105

     6.52             18.12         14           2.48         (.65)            N/A               N/A            104
------------------------------------------------------------------------------------------------------------------------------------

[First Investors Logo] FIRST INVESTORS

   TOTAL RETURN

   VALUE

   BLUE CHIP

   GROWTH & INCOME

   ALL-CAP GROWTH

   MID-CAP OPPORTUNITY

   SPECIAL SITUATIONS

   FOCUSED EQUITY

   GLOBAL

   For more information about the Funds, the following documents are available for free upon request:

   ANNUAL/SEMI-ANNUAL REPORTS: These Reports include each Fund's portfolio holdings as well as a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

   STATEMENT OF ADDITIONAL INFORMATION (SAI):
   The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus.

   SHAREHOLDER MANUAL:
   The Shareholder Manual provides more detailed information about the purchase, redemption and sale of the Funds' shares.

   To obtain free copies of the Reports, the SAI and the Shareholder Manual, or to obtain other information, you may visit our website at:
   www.firstinvestors.com or contact the Funds at:

   ADMINISTRATIVE DATA MANAGEMENT CORP.
   RARITAN PLAZA 1
   EDISON, NJ 08837
   TELEPHONE:  1-800-423-4026

   To obtain information about the Funds, including your account balance and transaction history, you may also visit our website at:
   www.firstinvestors.com. To access your account information, you will need a password, which you may request over the web or by telephone.

   You can review and copy Fund documents (including the Reports, the SAI and the Shareholder Manual) at the Public Reference Room of the SEC in Washington, D.C. You can also obtain copies of Fund documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549 or (ii) by electronic request at publicinfo@sec.gov. To find out more, call the SEC at 1-202-551-8090. Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR data- base on the SEC's Internet website at http://www.sec.gov.

   (INVESTMENT COMPANY ACT FILE NO.: 811-6618)
   FIEQPRO

                                 FIRST INVESTORS
                                  EQUITY FUNDS




TOTAL RETURN
VALUE
BLUE CHIP
GROWTH & INCOME
ALL-CAP GROWTH
MID-CAP OPPORTUNITY
SPECIAL SITUATIONS
FOCUSED EQUITY
GLOBAL


95 Wall Street
New York, New York  10005
1-800-423-4026


                      STATEMENT OF ADDITIONAL INFORMATION
                             DATED JANUARY 30, 2006


     This is a Statement of Additional Information ("SAI") for All-Cap Growth Fund, Focused Equity Fund, Growth & Income Fund, Mid-Cap Opportunity Fund, Value Fund, Blue Chip Fund, Special Situations Fund, Total Return Fund and Global Fund, each of which is a series of First Investors Equity Funds (the "Trust"). Each series is referred to herein as a "Fund," or collectively the "Funds."


     This SAI is not a prospectus and it should be read in conjunction with each Fund's Prospectus dated January 30, 2006. Information regarding the purchase, redemption, sale and exchange of your Fund shares is contained in the Shareholder Manual, which is attached hereto as a separate document and is incorporated into this SAI. The financial statements and reports of an independent registered public accounting firm contained in the annual reports to shareholders are incorporated by reference. These Fund documents may be obtained free of charge by contacting the Funds at the address or telephone number noted above.


     This SAI is divided into two parts - Part I and Part II. Part I contains information that is particular to each Fund that is described in this SAI, while
Part II contains information that generally applies to the Funds in the First Investors Family of Funds.

                   STATEMENT OF ADDITIONAL INFORMATION PART I


                             DATED JANUARY 30, 2006




       PART I CONTAINS INFORMATION THAT IS PARTICULAR TO EACH FUND THAT IS
                             DESCRIBED IN THIS SAI.

                           PART I - TABLE OF CONTENTS
                           --------------------------
                                                                            Page
                                                                            ----

History and Classification of the Funds........................................3
Investment Strategies, Policies and Risks......................................3
Portfolio Turnover.............................................................3
Management of the Funds........................................................4
Investment Advisory Services and Fees.........................................14
Portfolio Managers............................................................17
Underwriter and Dealers.......................................................24
Distribution Plans............................................................25
Allocation of Portfolio Brokerage.............................................26
Purchases, Redemptions, Sales Loads, and Pricing of Fund Shares...............28
Taxes.........................................................................28
Beneficial Ownership Information..............................................28
Financial Statements..........................................................29
Appendix A Investment Strategies Used by the First Investors Equity Funds....A-1
Appendix B Investment Policies of the First Investors Equity Funds...........B-1

                     HISTORY AND CLASSIFICATION OF THE FUNDS

     The Trust is an open-end management investment company commonly referred to as a mutual fund. It was organized as a Delaware statutory trust on August 17, 2005. The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value. The Trust consists of the Funds listed on the cover page, each of which is a separate and distinct series of the Trust. Each Fund is diversified except FOCUSED EQUITY FUND. Each Fund has designated two classes of shares, Class A shares and Class B shares (each, a "Class"). Each share of each Class has an equal beneficial interest in the assets, has identical voting, dividend, liquidation and other rights and is subject to the same terms and conditions, except that expenses allocated to a Class may be borne solely by that Class as determined by the Trustees, and a Class may have exclusive voting rights with respect to matters affecting only that Class.

     On January 27, 2006, each Fund acquired the assets of a predecessor fund, which had identical or substantially similar investment objectives and policies. Each Fund has adopted the performance and financial history of the predecessor fund. Consequently, certain information included in this SAI that is as of a date prior to the date of this SAI represents information of the predecessor fund.

     The Trust is not required to hold annual shareholder meetings unless required by law. If requested in writing to do so by the holders of at least 10% of a Fund's or Class' outstanding shares entitled to vote, as specified in the By-Laws, or when ordered by the Trustees or the President, the Secretary will call a special meeting of shareholders for the purpose of taking action upon any matter requiring the vote of the shareholders or upon any other matter as to which vote is deemed by the Trustees or the President to be necessary or desirable.

                    INVESTMENT STRATEGIES, POLICIES AND RISKS

     Each Fund's objectives, principal investment strategies, and principal risks are described in the prospectus of the Fund. A summary of each of the investment strategies that are used by each Fund is set forth in Appendix A to
Part I of this SAI. Each Fund also has investment policies that limit or restrict its ability to engage in certain investment strategies. These policies are set forth in Appendix B to Part I of this SAI. Part II of this SAI provides more detailed descriptions of the investment strategies that may be used by the Funds and the related risks.


                               PORTFOLIO TURNOVER

     The following table reflects the portfolio turnover rate with respect to each Fund for the fiscal years ended September 30, 2004 and September 30, 2005.
Part II of this SAI provides additional information concerning portfolio turnover, including the methodology that is used to compute portfolio turnover rates.


--------------------------------------------------------------------------------
                            PORTFOLIO TURNOVER RATES
--------------------------------------------------------------------------------
                             FISCAL YEAR ENDED                FISCAL YEAR ENDED
FUND                         SEPTEMBER 30, 2004               SEPTEMBER 30, 2005
--------------------------------------------------------------------------------
All-Cap Growth                    75%                             91%
--------------------------------------------------------------------------------
Focused Equity                    39%                             60%
--------------------------------------------------------------------------------
Growth & Income                   32%                             42%
--------------------------------------------------------------------------------
Mid-Cap Opportunity               40%                             43%
--------------------------------------------------------------------------------
Value                             11%                             17%
--------------------------------------------------------------------------------
Blue Chip                         94%                             55%
--------------------------------------------------------------------------------
Special Situations               119%                            112%
--------------------------------------------------------------------------------
Total Return                      41%                             52%
--------------------------------------------------------------------------------
Global                           105%                            104%
--------------------------------------------------------------------------------

                             MANAGEMENT OF THE FUNDS

     The First Investors Family of Funds share one common investment adviser, First Investors Management Company, Inc. ("FIMCO" or "Adviser"), and one common Board. Part II of the SAI contains additional information concerning FIMCO, the responsibilities of the Board and any standing committees of the Board, and the Code of Ethics that has been adopted by the Board.

     Set forth below is information about the Trustees, including information about their principal occupations (if any) during the past five years, their investments in the First Investors Funds, and their compensation as Trustees. Information is also set forth concerning Fund officers who are not Trustees.

     The address of each Trustee and Officer listed below is c/o First Investors Legal Department, 95 Wall Street, New York, N.Y. 10005.


                                                        TRUSTEES AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                     POSITION(S) HELD WITH                                      PORTFOLIOS IN            OTHER
                                     FUNDS COVERED BY THIS                                          FUND             TRUSTEESHIPS
  NAME AND DATE OF BIRTH               SAI AND LENGTH OF         PRINCIPAL OCCUPATION(S)          COMPLEX            DIRECTORSHIPS
                                           SERVICE*                DURING PAST 5 YEARS            OVERSEEN               HELD
------------------------------------------------------------------------------------------------------------------------------------
Charles R. Barton, III  3/1/1965      Trustee since 1/1/2006.     President, Noe Pierson             49                 None
                                                                 Corporation (management
                                                                service provider); Trustee
                                                                 of the Barton Group, LLC
                                                                    (garnet mining and
                                                                  industrial abrasives).
------------------------------------------------------------------------------------------------------------------------------------
Stefan L. Geiringer   11/13/1934      Trustee since 1/1/2006.    Senior Vice President of            49                 None
                                                                   Pepco Energy Services
                                                                 since 2003; Founder/Owner
                                                                  and President of North
                                                                  Atlantic Utilities, Inc.
                                                                      from 1987-2003.
------------------------------------------------------------------------------------------------------------------------------------
Robert M. Grohol       1/16/1932     Trustee since 8/18/2005;          None/Retired.                 49                 None
                                        Director/Trustee to
                                      predecessor funds since
                                            6/30/2000.
------------------------------------------------------------------------------------------------------------------------------------
Arthur Scutro, Jr.     11/9/1941     Trustee since 1/1/2006.     Retired; formerly Vice             49                 None
                                                                     President of UBS
                                                                        PaineWebber.
------------------------------------------------------------------------------------------------------------------------------------
James M. Srygley      10/17/1932     Trustee since 8/18/2005;         Retired; Owner of              49                 None
                                        Director/Trustee to         Hampton Properties, Inc.
                                      predecessor funds since          (real property
                                            1/19/1995.                  management and
                                                                         investments).
------------------------------------------------------------------------------------------------------------------------------------
Robert F. Wentworth     7/5/1929     Trustee since 8/18/2005;          None/Retired.                 49                 None
                                        Director/Trustee to
                                      predecessor funds since
                                            10/15/1992.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                               INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER OF
                     POSITION(S) HELD WITH                                                    PORTFOLIOS IN           OTHER
NAME AND             FUNDS COVERED BY THIS                                                        FUND              TRUSTEESHIPS
DATE OF                SAI AND LENGTH OF         PRINCIPAL OCCUPATION(S) DURING PAST 5           COMPLEX            DIRECTORSHIPS
BIRTH                      SERVICE*                             YEARS                            OVERSEEN               HELD
------------------------------------------------------------------------------------------------------------------------------------
Kathryn S.          Trustee and President        Chairman, Chief Executive Officer and               49                 None
Head**                since 8/18/2005;           Director of First Investors Corporation;
12/31/1955           Director/Trustee of         Chairman, President and Director of First
                   predecessor funds since       Investors Consolidated Corporation, First
                   3/17/1994; President of       Investors Management Company, Inc.,
                   predecessor funds since       Administrative Data Management Corp.,
                            2001.                First Investors Resources, Inc., First
                                                 Investors Leverage Corporation, N.A.K.
                                                 Realty Corporation, Real Property
                                                 Development Corporation, Route 33 Realty
                                                 Corporation and First Investors Credit
                                                 Funding Corporation;  and Chairman and
                                                 Director of First Investors Federal
                                                 Savings Bank, School Financial Management
                                                 Services, Inc., First Investors Life
                                                 Insurance Company, First Investors Credit
                                                 Corporation and First Investors Realty
                                                 Company, Inc.
------------------------------------------------------------------------------------------------------------------------------------
John T.           Trustee since 8/18/2005;       Director of First Investors Corporation,            49                 None
Sullivan**           Director/Trustee of         First Investors Consolidated Corporation,
1/18/1932          predecessor funds since       First Investors Management Company, Inc.,
                         9/20/1979.              Administrative Data Management Corp.,
                                                 First Investors Life Insurance Company,
                                                 First Investors Resources, Inc., First
                                                 Investors Leverage Corporation, First
                                                 Investors Realty Company, Inc., N.A.K.
                                                 Realty Corporation, Real Property
                                                 Development Corporation, Route 33 Realty
                                                 Corporation, First Investors Credit
                                                 Corporation and First Investors Credit
                                                 Funding Corporation; formerly, of Counsel
                                                 of Hawkins, Delafield & Wood.
------------------------------------------------------------------------------------------------------------------------------------


* Each Trustee serves for an indefinite term until his or her successor is elected and duly qualified, or until his or her death, resignation or removal as provided in the Trust's organizational documents or by statute.


** Ms. Head is an interested Trustee because (a) she is an indirect owner of more than 5% of the voting stock of the Adviser and principal underwriter of the Funds, and (b) she is an officer, director and employee of the Adviser and principal underwriter of the Funds. Mr. Sullivan is an interested Trustee because he is a director and he indirectly owns securities issued by the Adviser and principal underwriter of the Funds.

-----------------------------------------------------------------------------------------------------------------------------------
                                              OFFICERS WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                             POSITION(S) HELD WITH FUNDS
                                           COVERED BY THIS SAI AND LENGTH
NAME AND DATE OF BIRTH                              OF SERVICE*                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Joseph I. Benedek           8/2/1957        Treasurer since 8/18/2005;          Treasurer and Principal Accounting Officer of
                                             Treasurer of predecessor           First Investors Management Company, Inc.
                                                funds since 1988.
------------------------------------------------------------------------------------------------------------------------------------
Larry R. Lavoie             9/12/1947        Chief Compliance Officer           General Counsel of First Investors Corporation
                                              since 8/18/2005; Chief            and various affiliates.
                                              Compliance Officer of             Director of First Investors Corporation and
                                            predecessor funds since 2004.       various affiliates.
------------------------------------------------------------------------------------------------------------------------------------


* Officers are generally elected and appointed by the Board for one-year terms.

                                             TRUSTEE OWNERSHIP OF FIRST INVESTORS FUNDS
                                             ------------------------------------------
                                                       AS OF DECEMBER 31, 2005
                                                       -----------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     AGGREGATE DOLLAR RANGE OF
                                                                                                      EQUITY SECURITIES - ALL
                                                                                                    REGISTERED INVESTMENT
                                                                               DOLLAR RANGE OF          COMPANIES OVERSEEN BY
                                                                             OWNERSHIP OF FUNDS     TRUSTEE IN FIRST INVESTORS
TRUSTEE                       FUND                                           COVERED BY THIS SAI           FAMILY OF FUNDS
------------------------------------------------------------------------------------------------------------------------------------
Charles R. Barton, III       None                                                   None                       None
------------------------------------------------------------------------------------------------------------------------------------
Stefan L. Geiringer          None                                                   None                       None
------------------------------------------------------------------------------------------------------------------------------------
Robert M. Grohol             First Investors All-Cap Growth Fund                Over $100,000              Over $100,000
                             -----------------------------------------------------------------
                             First Investors Value Fund                        $10,001-$50,000
                             -----------------------------------------------------------------
                             First Investors Mid-Cap Opportunity Fund          $10,001-$50,000
-----------------------------------------------------------------------------------------------------------------------------------
Arthur Scutro, Jr.           None                                                   None                       None
------------------------------------------------------------------------------------------------------------------------------------
James M. Srygley             First Investors Global Fund, Inc.                 $10,001-$50,000             Over $100,000
                             -----------------------------------------------------------------
                             First Investors Blue Chip Fund                    $10,001-$50,000
                             -----------------------------------------------------------------
                             First Investors Special Situations Fund           $50,001-$100,000
                             ------------------------------------------------------------------
                             First Investors All-Cap Growth Fund               $10,001-$50,000
                             ------------------------------------------------------------------
                             First Investors Focused Equity Fund               $10,001-$50,000
                             ------------------------------------------------------------------
                             First Investors Total Return Fund                 $50,001-$100,000
                             ------------------------------------------------------------------
                             First Investors Growth & Income Fund              $10,001-$50,000
                             ------------------------------------------------------------------
                             First Investors Value Fund                         Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
Robert F. Wentworth          First Investors Global Fund                         $1-$10,000               $50,001-$100,000
                             -----------------------------------------------------------------
                             First Investors All-Cap Growth Fund                 $1-$10,000
                             -----------------------------------------------------------------
                             First Investors Value Fund                        $10,001-$50,000
                             -----------------------------------------------------------------
                             First Investors Mid-Cap Opportunity Fund          $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEES

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    AGGREGATE DOLLAR RANGE OF
                                                                                                      EQUITY SECURITIES - ALL
                                                                                                     REGISTERED INVESTMENT
                                                                        DOLLAR RANGE OF                   COMPANIES
                                                                        OWNERSHIP OF                 OVERSEEN BY TRUSTEE IN
                                                                        FUNDS COVERED BY            FIRST INVESTORS FAMILY OF
TRUSTEE                 FUND                                            THIS SAI                             FUNDS
------------------------------------------------------------------------------------------------------------------------------------

Kathryn S. Head          First Investors Global Fund                      $10,001-$50,000               Over $100,000
                         ----------------------------------------------------------------
                         First Investors All-Cap Growth Fund              $10,001-$50,000
                         ----------------------------------------------------------------
                         First Investors Growth & Income Fund             $10,001-$50,000
                         ----------------------------------------------------------------
                         First Investors Mid-Cap Opportunity Fund         $10,001-$50,000
                         ----------------------------------------------------------------
                         First Investors Value Fund                       $10,001-$50,000
                         ----------------------------------------------------------------
                         First Investors Special Situations Fund          $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------------------
John T. Sullivan         First Investors Growth & Income Fund            $50,001-$100,000             $50,001-$100,000
------------------------------------------------------------------------------------------------------------------------------------

As of January 3, 2006, the Trustees and Officers, as a group, owned less than 1% of either Class A or Class B shares of each Fund.

                                                     COMPENSATION OF TRUSTEES(1)
                                                     ---------------------------


The following table lists compensation paid to the Trustees of the Trust for the fiscal year ended September 30, 2005.


------------------------------------------------------------------------------------------------------------------------------------
                                         AGGREGATE COMPENSATION FROM            TOTAL COMPENSATION FROM FIRST INVESTORS
TRUSTEE                                         EQUITY FUNDS                       FAMILY OF FUNDS PAID TO TRUSTEES(+)
------------------------------------------------------------------------------------------------------------------------------------

Kathryn S. Head(2)                                      $0                                           $0
------------------------------------------------------------------------------------------------------------------------------------
John T. Sullivan(2)                                     $0                                           $0
------------------------------------------------------------------------------------------------------------------------------------
Robert M. Grohol                                   $20,423                                      $49,000
------------------------------------------------------------------------------------------------------------------------------------
Rex R. Reed(3)                                     $20,423                                      $49,000
------------------------------------------------------------------------------------------------------------------------------------
Herbert Rubinstein(3)                              $20,423                                      $49,000
------------------------------------------------------------------------------------------------------------------------------------
James M. Srygley                                   $20,423                                      $49,000
------------------------------------------------------------------------------------------------------------------------------------
Robert F. Wentworth                                $20,423                                      $49,000
------------------------------------------------------------------------------------------------------------------------------------

(1.) Messrs. Barton, Geiringer and Scutro are not shown because they did not assume office until January 1, 2006. Accordingly, no compensation was paid to them during the year ended December 31, 2005.
(2.) Compensation to Officers and Interested Trustees of the Funds is paid by the Adviser.
(3.) Messrs. Reed and Rubinstein retired from their positions as Independent Directors/Trustees of the Funds effective November 17, 2005.
(+) The First Investors Family of Funds consists of 10 registered investment companies consisting of 49 Series Funds.


No pension or retirement benefits are proposed to be paid under any existing plan to any Trustee by any Fund, any of its subsidiaries or any other investment companies in the First Investors Family of Funds.

               BOARD CONSIDERATION OF ADVISORY AGREEMENTS AND FEES
               ---------------------------------------------------



     At a meeting held on August 18, 2005 ("Meeting"), the Board of Trustees ("Board"), including a majority of the non-interested or independent Trustees (hereinafter, "Board Members"), approved the investment advisory agreements (each an "Advisory Agreement") between FIMCO and the First Investors Equity Funds, on behalf of each of its following series (each, a "Fund" and collectively, the "Funds"): Blue Chip Fund, Growth & Income Fund, All-Cap Growth Fund, Focused Equity Fund, Mid-Cap Opportunity Fund, Special Situations Fund, Total Return Fund, Value Fund and Global Fund. In addition, at the Meeting, the Board, including a majority of non-interested Board Members, approved the sub-advisory agreement between FIMCO and Wellington Management Company, LLP ("Wellington Management") (each a "Wellington Management Sub-Advisory Agreement") with respect to the All-Cap Growth Fund, Focused Equity Fund and Global Fund (collectively, the "Wellington Management Sub-Advised Funds"). In addition, at the Meeting, the Board, including a majority of non-interested Board Members, approved the sub-advisory agreement between FIMCO and Paradigm Capital Management, Inc. ("Paradigm Capital Management") (the "Paradigm Capital Management Sub-Advisory Agreement") with respect to the Special Situations Fund (the "Paradigm Capital Management Sub-Advised Fund"). (Paradigm Capital Management Sub-Advisory Agreement together with the Wellington Management Sub-Advisory Agreements are referred to as "Sub-Advisory Agreements.")

     The Board considered the Advisory and Sub-Advisory Agreements in connection with the proposed reorganization of each Fund with a prior corresponding fund that was substantially similar to the surviving Fund and was established as either a Maryland corporation or a Massachusetts business trust. The Board noted that reorganization served to:

     o Allow each Fund to operate under uniform, modern and flexible governing documents that seek to increase operating efficiency by streamlining the governance and compliance process.

     o Update, standardize and streamline certain of the Funds' investment restrictions.

     o Lower the contractual advisory fee rates on certain of the Funds, making permanent a portion of the temporary fee waivers that have been approved by the Board and reducing the actual effective rates paid by three of the Funds.

     o Add more advisory fee breakpoints on most of the Funds, thereby reducing the effective fee rate for such funds if their assets increase.

     In reaching its decisions, the Board considered that FIMCO represented that there would be no substantive changes to the services being provided to the Funds. The Board also took into consideration that it renewed each Fund's Advisory Agreement and Wellington Management Sub-Advisory Agreements at its May 2005 meeting ("May Meeting") and approved the Paradigm Capital Management Sub-Advisory Agreement at its November 2004 meeting ("November Meeting") (together, "Approval Meetings"). The Board further considered that FIMCO, Wellington Management and Paradigm Capital Management had represented that there have been no material changes to the information they provided in connection with the Board's consideration at its Meetings. The Board noted that the Advisory and Sub-Advisory Agreements would become effective concurrent with the closing of the proposed reorganizations of the Funds on January 27, 2006. Finally, the Board determined that it would consider the renewal of the Advisory and Sub-Advisory Agreements at its May 2006 meeting.

     In reaching its decisions, the Board also relied upon its analysis and determinations made at its Approval Meetings, as well as information provided and discussed throughout the year at regularly scheduled Board meetings as described below.

     Information furnished at Board meetings throughout the year included FIMCO's analysis of each Fund's investment performance, presentations given by FIMCO's Director of Equities and representatives of Wellington Management and various reports on compliance and other services provided by FIMCO and its affiliates. In response to specific requests from the independent Board Members in connection with the May Meeting, FIMCO furnished, and the Board reviewed, information concerning a variety of aspects of its operations, including: (1) the nature, extent and quality of services provided by FIMCO and its affiliates to the Funds, including investment advisory and administrative services to the Funds; (2) the investment performance of each Fund, including comparisons to a group of mutual funds based on the category assigned to the Fund, and data published by Lipper, Inc. ("Peer Group"); (3) the management fees paid by each Fund and total expense ratios of each Fund compared to the management fees and total expense ratios of each Fund's Peer Group; (4) the costs of providing services to each Fund and the profits realized by FIMCO and its affiliate, Administrative Data Management Corp. ("ADM"), the Funds' affiliated transfer agent, from the relationship with each Fund and, with respect to the Sub-Advised Funds, the fact that FIMCO pays Wellington Management and Paradigm Capital Management a sub-advisory fee for their services to those Funds out of the advisory fee received by FIMCO; and (5) any "fall out" or ancillary benefits enjoyed by FIMCO or its affiliates as a result of the relationship with each Fund. In addition to evaluating, among other things, the written information provided by FIMCO, the Board also evaluated the answers to questions posed by the Board to representatives of FIMCO at the Approval Meetings.

     In addition, in response to specific requests from the independent Board Members in connection with the May Meeting, Wellington Management furnished, and the Board reviewed, information concerning a variety of aspects of its operations, including: (1) the nature, extent and quality of services provided by Wellington Management to the Wellington Management Sub-Advised Funds; (2) the investment performance of each Wellington Management Sub-Advised Fund, including comparisons to each Fund's Peer Group; (3) the sub-advisory fee rates charged by Wellington Management, a comparison of those fee rates to the fee rates charged by Wellington Management for providing sub-advisory services to other investment companies or accounts, as applicable, with objectives similar to the Wellington Management Sub-Advised Funds and a comparison of the fee rates charged by other sub-advisers to investment companies in the same Peer Group as the Wellington Management Sub-Advised Funds; (4) the overall profitability of Wellington Management; and (5) any "fall out" or ancillary benefits enjoyed by Wellington Management as a result of the relationship with each Wellington Management Sub-Advised Fund.

     In considering the information and materials described above, the independent Board Members received assistance from and met separately with independent counsel. Although the Advisory Agreements for all of the Funds and the Wellington Management Sub-Advisory Agreements for the Wellington Management Sub-Advised Funds were considered at the same Board meeting, the Board Members addressed each Fund separately during the May Meeting. In view of the broad scope and variety of factors and information, the Board Members did not find it practicable to, and did not, assign relative weights to the specific factors considered in reaching their conclusions and determinations to approve the continuance of the Advisory Agreements and Wellington Management Sub-Advisory Agreements. Rather, the approval determinations were made on the basis of each Board Member's business judgment after consideration of all of the factors taken in their entirety. Although not meant to be all-inclusive, the following discusses some of the factors relevant to the Board's decisions to approve the continuance of the Advisory Agreements and Wellington Management Sub-Advisory Agreements.

NATURE, EXTENT AND QUALITY OF SERVICES

     In examining the nature, extent and quality of the services provided by FIMCO, the Board recognized that FIMCO is dedicated to providing investment management services exclusively to the Funds and the other funds in the First Investors fund complex and that, unlike many other mutual fund managers, FIMCO does not provide management services to hedge funds, pension funds or separately managed accounts. As a result, the Board Members considered that FIMCO's personnel devote substantially all of their time to serving the funds in the First Investors fund complex, and emphasized that FIMCO's senior management sets a tone for the organization that is aimed at the protection of Fund shareholders and that this focus permeates the entire organization. The Board noted that FIMCO has undertaken extensive responsibilities as manager of the Funds, including: (i) the provision of investment advice to the Funds; (ii) implementing policies and procedures designed to ensure compliance with each Fund's investment objectives and policies; (iii) the review of brokerage arrangements; (iv) oversight of general portfolio compliance with applicable laws; (v) the provision of certain administrative services to the Funds, including fund accounting; and (vi) the implementation of Board directives as they relate to the Funds. The Board also acknowledged that FIMCO has devoted substantial time and resources to ensure that the Funds and FIMCO are in compliance with a wide array of new regulatory initiatives that have been aimed at mutual funds and their service providers. With regard to compliance, the Board noted that FIMCO's and the Funds' overall compliance record were good. The Board also noted that FIMCO had made changes to portfolio managers, strengthened portfolio manager teams and added to its in-house research and analytical capabilities in response to previous discussions with the Board.

     The Board also considered the nature, extent and quality of the services provided to the Funds by FIMCO's affiliates, including transfer agency and distribution services. The Board took into account the fact that ADM is dedicated to providing transfer agency services exclusively to the Funds and the other funds in the First Investors fund complex. As a result, ADM can tailor its processes and services to satisfy the needs of the Funds' shareholder base. The Board noted that the Funds' shares are distributed primarily through First Investors Corporation ("FIC"), which is an affiliate of FIMCO.

     Furthermore, the Board considered the nature, extent and quality of the investment management services provided by Wellington Management to the Wellington Management Sub-Advised Funds over both the short and long term and the organizational depth and stability of Wellington Management.

     Based on the totality of the information considered, the Board Members concluded that the Funds were likely to benefit from the nature, extent and quality of FIMCO's and Wellington Management's services, as applicable, as well as the services of FIMCO's affiliates, and that FIMCO and its affiliates as well as Wellington Management have the ability to continue to provide these services based on their respective experience, operations and resources.

INVESTMENT PERFORMANCE

     The Board placed significant emphasis on the investment performance of each of the Funds. While consideration was given to the performance reports and discussions held at prior Board meetings, particular attention was given to the performance reports prepared by FIMCO and Wellington Management specifically for the May Meeting. In particular, the Board Members reviewed the performance of the Funds for each of the past five calendar years and gave more weight to each Fund's performance over the most recent calendar year ("1-year period") and average performance over the most recent three calendar year period ("3-year period"). In this regard, the Board considered the performance of each Fund on a percentile and quintile basis as compared to its Peer Group. In reviewing this data, the Board particularly focused on whether a Fund's performance was in the top three quintiles versus the Fund's Peer Group for the 3-year period. On a Fund by Fund basis, the performance reports indicated, and the Board noted, that:

     o Growth & Income Fund, Special Situations Fund, Total Return Fund and Global Fund were in the third quintile of their respective Peer Group for both the 1-year period and 3-year period. The Board also considered the recent appointment of a sub-adviser for the Special Situations Fund, Paradigm Capital Management, to enhance performance.

     o All-Cap Growth Fund and Value Fund were in the second highest quintile of their respective Peer Group for both the 1-year period and 3-year period.

     o Mid-Cap Opportunity Fund was in the second highest quintile of its Peer Group for the 1-year period and the third quintile for the 3-year period.

     With regard to the Blue Chip Fund, the performance report showed that the Fund was in the fourth quintile of its Peer Group for both the 1-year period and 3-year period. The Board considered the fact that a new portfolio manager had been assigned to the Blue Chip Fund in May of 2005 to be a favorable development, and was pleased with management's efforts to address Fund performance. The Board expressed its intention to continue to closely monitor the Fund's performance in concert with FIMCO.

     With regard to the Focused Equity Fund, the performance report showed that the Fund was in the last quintile of its Peer Group for the 1-year period and the fourth quintile for the 3-year period. However, in reviewing the Focused Equity Fund's performance compared to its Peer Group, the Board noted that the Fund had delivered above-average returns for two of the last five calendar years. Furthermore, the Board noted that Wellington Management had assigned a new portfolio manager for the Fund on August 31, 2002 and that the Fund's performance since that time through March 31, 2005 fell within the third quintile of its Peer Group. The Board was encouraged by the Fund's performance over this time period; considered the recent shift in strategy with regard to the market capitalization of the Fund's portfolio securities to be a positive development; and expressed confidence in the current portfolio manager. The Board also expressed its intention to continue to closely monitor the Fund's performance in concert with FIMCO.

FUND EXPENSES, COSTS OF SERVICES, ECONOMIES OF SCALE AND RELATED BENEFITS

     MANAGEMENT FEES AND EXPENSES. The Board gave substantial consideration to the fees payable under each Fund's Advisory Agreement as well as under the Wellington Management Sub-Advisory Agreements for the Wellington Management Sub-Advised Funds. The Board reviewed reports prepared by FIMCO comparing each Fund's effective management fee rates, operating expense ratios, and total expense ratios to its Peer Group. The Board also noted the effect of the management fee waivers in place for the Blue Chip Fund, Mid-Cap Opportunity Fund, Special Situations Fund and Total Return Fund during the periods presented, and discussed with FIMCO whether the fee schedules should be modified in light of these fee waivers. With regard to the effective management fee rates for the 2004 fiscal year, on a Fund by Fund basis, the Board noted that:

     o The level of management fee rates for Blue Chip Fund, Growth & Income Fund, All-Cap Growth Fund, Focused Equity Fund, Total Return Fund, Value Fund, Mid-Cap Opportunity Fund and Special Situations Fund, taking into account the fee waivers (as applicable), were either lower than or generally comparable (within 10%) to their Peer Group median. The recent appointment of Paradigm Capital Management as sub-adviser of Special Situations Fund is at a substantial expense to FIMCO.

     o The level of management fee rate for Global Fund was higher (by more than 10%) than its Peer Group median.

     In considering the sub-advisory fee rates charged by and costs and profitability of Wellington Management with regard to the Wellington Management Sub-Advised Funds, the Board noted that FIMCO pays Wellington Management a sub-advisory fee from its own advisory fee rather than each Fund paying Wellington Management a fee directly. Wellington Management provided, and the Board reviewed, information comparing the fees charged by Wellington Management for services to the Wellington Management Sub-Advised Funds versus the fees charged by Wellington Management to other comparable investment companies or accounts, as applicable, as well as a comparison of fees charged by other sub-advisers to investment companies in the same Peer Group as the Wellington Management Sub-Advised Funds. Based on a review of this information, the Board noted that the fees charged by Wellington Management for services to each Wellington Management Sub-Advised Fund appeared comparable to the fees Wellington Management charges to such other investment companies or accounts after taking into consideration the assets under management by Wellington Management for each of the Wellington Management Sub-Advised Funds and that the fees charged by Wellington Management appeared comparable to fees charged by other sub-advisers to investment companies in the same Peer Group as the Wellington Management Sub-Advised Funds.

     With regard to overall expense ratios, the Board noted that each Fund's total expense ratio (Class A Shares) for the most recent calendar year, taking into account FIMCO's expense limitations (as applicable), was higher than the median of its respective Peer Group. The Board acknowledged the effect on the Funds' total operating expense ratios of transfer agency fees due to the small average account size of the Funds versus the industry average account size. The Board further acknowledged the nature and quality of the services provided by the Funds' transfer agent given the Funds' shareholder base, which is largely composed of investors who maintain retirement accounts and those who maintain small account balances. In addition, management explained, and the Board considered, the benefits to the Funds from investment by shareholders who maintain retirement accounts that invest in the Funds. Furthermore, the Board recognized management's efforts to control operating expenses, noting that each Fund's total expense ratio had declined from the previous calendar year.

     PROFITABILITY. The Board reviewed the materials it received from FIMCO regarding its revenues and costs in providing investment management and certain administrative services to the Funds. In particular, the Board considered the detailed analysis of FIMCO's profitability with respect to each Fund, calculated for the year ended December 31, 2004, as well as profitability information relating to the past five calendar years. The Board also considered FIMCO's expectation that its fixed costs will increase in the future due to, among other things, new regulatory requirements. In reviewing the profitability information, the Board Members also considered the "fall-out" or ancillary benefits that may accrue to FIMCO and its affiliates as a result of their relationship with the Funds, which are discussed below. The Board Members recognized that, as a business matter, FIMCO was entitled to earn reasonable profits for its services to the Funds.

     ECONOMIES OF SCALE. With respect to whether economies of scale are realized by FIMCO as a Fund's assets increase and the extent to which any economies of scale are reflected in the level of management fee rates charged, the Board considered that the Advisory Agreement for each Fund currently includes "breakpoints" (i.e., reductions in the management fee rate as assets increase) to account for management economies of scale. The Board noted that Blue Chip Fund, Growth & Income Fund, Mid-Cap Opportunity Fund, Special Situations Fund and Total Return Fund have each reached an asset size at which the Fund and its shareholders are benefiting from reduced management fee rates. With regard to All-Cap Growth Fund, Focused Equity Fund, Value Fund and Global Fund, the Board recognized that, although these Funds have not reached a size at which they can take advantage of the breakpoints contained in their fee schedule, each schedule is structured so that when the assets of these Funds grow, economies of scale may be realized by shareholders.

     "FALL OUT" OR ANCILLARY BENEFITS. The Board considered the "fall-out" or ancillary benefits that may accrue to FIMCO and Wellington Management as a result of their relationship with the Funds. In that regard, the Board noted that FIMCO and Wellington Management engage in soft dollar transactions and that the Funds' brokerage transactions may be directed to certain brokers to obtain research and other services, which may be used in servicing all funds in the First Investors fund complex or other clients of Wellington Management, as applicable. The term soft dollars generally refers to arrangements where an investment adviser purchases brokerage and research services provided by broker-dealers with commissions from its clients' securities transactions. However, the Board noted that FIMCO and Wellington Management must select brokers based on each Fund's requirements for seeking best execution. The Board also considered information relating to ADM's fees and profitability and the income received by FIC and FIMCO's affiliated bank as a result of FIMCO's management of the Funds. After review of this information, the Board concluded that the benefits accruing to FIMCO and its affiliates, as well as Wellington Management by virtue of their relationship to the applicable Funds, are fair and reasonable.

     After evaluation of the comparative performance, fee and expense information and the profitability, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services, including any applicable non-management services, to be provided by FIMCO and Wellington Management, the Board concluded that the level of fees paid to FIMCO with respect to each Fund and Wellington Management with respect to each Sub-Advised Fund is reasonable.

CONSIDERATION OF THE APPOINTMENT OF PARADIGM CAPITAL MANAGEMENT

     At its November 18, 2004 meeting, the Board considered the appointment of Paradigm Capital Management to serve as subadviser to the Special Situations Fund. The Board considered several factors in evaluating Paradigm Capital Management and in approving the Paradigm Capital Management Subadvisory Agreement, including Paradigm Capital Management's experience in managing assets in the small cap value style, its reputation, the past performance of an account managed by Paradigm Capital Management in the small cap value style, its overall capabilities to perform the services under the Paradigm Capital Management Subadvisory Agreement and its willingness to perform those services for the Special Situations Fund. The material factors considered by the Board included, but were not limited to, the following:

     NATURE, EXTENT AND QUALITY OF SERVICES. FIMCO proposed that Paradigm Capital Management manage the investment operations and the assets of the
Special Situations Fund, subject to supervision by FIMCO and the Board. In determining that Paradigm Capital Management's services would benefit the Fund, the Board considered that Paradigm Capital Management's investment process, including its value-oriented style and the background and experience of the portfolio management team, could enhance the performance of the Fund. In addition, the Board considered Paradigm Capital Management's investment resources and the adequacy of its compliance program.

     INVESTMENT PERFORMANCE. The Board evaluated the Special Situations Fund's performance relative to Paradigm Capital Management's performance record for a small cap value managed account during the previous three calendar years since inception and for the one, two, and three year periods ended October 31, 2004. The Board noted that the performance of the Paradigm Capital Management managed account was better than relevant indices for most of the time periods presented, including since inception and year-to-date performance periods.

     SUBADVISORY FEES, COST OF SERVICES AND PROFITABILITY. The Board considered the representation from Paradigm Capital Management that the fee schedule in the Paradigm Capital Management Subadvisory Agreement is lower than the fee schedule for Paradigm Capital Management's other subadvisory relationships. Since the subadvisory relationship with Paradigm Capital Management is new, the Board did not consider the costs of the services to be provided and profits to be realized by Paradigm Capital Management and its affiliates from the relationship with the Fund.

     ECONOMIES OF SCALE. The Board noted that the fee paid to Paradigm Capital Management is paid by FIMCO and not the Special Situations Fund. However, the Board considered that FIMCO negotiated "breakpoints" in Paradigm Capital
Management's fee based on the levels of assets in the Fund and FIMCO's representation that it would not benefit economically from the proposed fee arrangement with Paradigm Capital Management.

     COMPARISON OF SUBADVISORY FEES. The Board considered comparisons of the amounts to be paid under the Paradigm Capital Management Subadvisory Agreement with those under contracts between Paradigm Capital Management and its other clients. The Board considered Paradigm Capital Management's representation that the fee schedule for the Special Situations Fund under the Paradigm Capital Management Subadvisory Agreement is lower than the fee schedule for Paradigm Capital Management's other subadvisory relationships, which include a registered investment company and other institutional investors.

     "FALL OUT" OR ANCILLARY BENEFITS. The Board considered the benefits accruing to Paradigm Capital Management as a result of the subadvisory relationship with the Special Situations Fund, including materially expanding the level of assets under management by Paradigm Capital Management and potentially increased opportunities for soft dollar arrangements.

                                      * * *

     In summary, based on the various considerations discussed above, the Board determined that approval of the Advisory Agreement with respect to each Fund and the Sub-Advisory Agreement with respect to each Sub-Advised Fund was in the best interests of the applicable Fund. As a result, the Board, including a majority of the independent Board Members, approved each Advisory Agreement and Sub-Advisory Agreement.

                      INVESTMENT ADVISORY SERVICES AND FEES

          Part II of this SAI describes the terms of the Trust's Advisory Agreement with FIMCO and the respective responsibilities of the Funds and FIMCO under the Agreements. It also describes the Subadvisory Agreement of any Fund which has a subadviser.


          Set forth below are the methods for calculating the current advisory fee paid by each Fund, the fee schedule for each Fund in tabular form, and the actual fees paid, fees waived, and expenses reimbursed for each Fund for the past three fiscal years. The fees waived and expenses reimbursed reflect fee schedules that were in effect during the relevant periods shown. Information about subadvisory fees is also included for any Fund which has a subadviser.


          Under the Advisory Agreement, each Fund is obligated to pay the Adviser an annual fee, paid monthly, according to the following schedules:

          Blue Chip, Total Return, Mid-Cap Opportunity, Value, Growth & Income, Focused Equity and All-Cap Growth Funds:

Average Daily Net Assets                                                                 Annual Rate
------------------------                                                                 -----------

Up to $300 million.......................................................                   0.75%
In excess of $300 million up to $500 million.............................                   0.72%
In excess of $500 million up to $750 million.............................                   0.69%
In excess of $750 million up to $1.25 billion............................                   0.66%
In excess of $1.25 billion up to $1.75 billion...........................                   0.64%
In excess of $1.75 billion up to $2.25 billion...........................                   0.62%
Over $2.25 billion.......................................................                   0.60%

                                            GLOBAL FUND:

Average Daily Net Assets                                                                 Annual Rate
------------------------                                                                 -----------
Up to $300 million.......................................................                   0.98%
In excess of $300 million up to $600 million.............................                   0.95%
In excess of $600 million up to $1 billion...............................                   0.92%
In excess of  $1 billion up to $1.5 billion..............................                   0.90%
Over $1.5 billion........................................................                   0.88%

                                      SPECIAL SITUATIONS FUND:

Average Daily Net Assets                                                                 Annual Rate
------------------------                                                                 -----------
Up to $200 million.......................................................                   1.00%
In excess of $200 million up to $500 million.............................                   0.75%
In excess of $500 million up to $750 million.............................                   0.72%
In excess of  $750 million up to $1 billion..............................                   0.69%
In excess of $1.0 billion up to $1.5 billion.............................                   0.66%
Over $1.5 billion........................................................                   0.64%

      The following tables reflect the advisory fees paid, advisory fees waived and expenses reimbursed with respect to each Fund for the fiscal years ended September 30, 2003, September 30, 2004 and September 30, 2005.


-------------------------------------------------------------------------------------------------------------
                                         FISCAL YEAR ENDED 9/30/03
-------------------------------------------------------------------------------------------------------------
FUND                             ADVISORY FEES PAID        ADVISORY FEES WAIVED       EXPENSES REIMBURSED
-------------------------------------------------------------------------------------------------------------

All-Cap Growth                             $511,933                       $0                   $10,686
-------------------------------------------------------------------------------------------------------------
Focused Equity                             $402,930                       $0                        $0
-------------------------------------------------------------------------------------------------------------
Growth & Income                          $3,129,474                       $0                        $0
-------------------------------------------------------------------------------------------------------------
Mid-Cap Opportunity                      $1,388,092                 $450,229                        $0
-------------------------------------------------------------------------------------------------------------
Value                                      $938,678                       $0                        $0
-------------------------------------------------------------------------------------------------------------
Blue Chip                                $3,120,830                 $500,000                        $0
-------------------------------------------------------------------------------------------------------------
Special Situations                       $1,220,533                 $406,839                        $0
-------------------------------------------------------------------------------------------------------------
Total Return                             $1,296,169                 $431,228                        $0
-------------------------------------------------------------------------------------------------------------
Global                                   $1,977,356                       $0                        $0
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                         FISCAL YEAR ENDED 9/30/04
-------------------------------------------------------------------------------------------------------------
FUND                             ADVISORY FEES PAID        ADVISORY FEES WAIVED       EXPENSES REIMBURSED
-------------------------------------------------------------------------------------------------------------
All-Cap Growth                             $951,351                       $0                        N/A
-------------------------------------------------------------------------------------------------------------
Focused Equity                             $475,507                       $0                        N/A
-------------------------------------------------------------------------------------------------------------
Growth & Income                          $4,079,182                       $0                        N/A
-------------------------------------------------------------------------------------------------------------
Mid-Cap Opportunity                      $2,171,873                 $500,000                        N/A
-------------------------------------------------------------------------------------------------------------
Value                                    $1,358,970                       $0                        N/A
-------------------------------------------------------------------------------------------------------------
Blue Chip                                $3,664,190                 $500,000                        N/A
-------------------------------------------------------------------------------------------------------------
Special Situations                       $1,608,118                 $498,992                        N/A
-------------------------------------------------------------------------------------------------------------
Total Return                             $1,831,936                 $500,000                        N/A
-------------------------------------------------------------------------------------------------------------
Global                                   $2,281,707                       $0                        N/A
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                         FISCAL YEAR ENDED 9/30/05
-------------------------------------------------------------------------------------------------------------
FUND                             ADVISORY FEES PAID        ADVISORY FEES WAIVED       EXPENSES REIMBURSED
-------------------------------------------------------------------------------------------------------------
All-Cap Growth                          $1,301,509                        $0                        N/A
-------------------------------------------------------------------------------------------------------------
Focused Equity                            $444,632                        $0                        N/A
-------------------------------------------------------------------------------------------------------------
Growth & Income                         $4,651,191                        $0                        N/A
-------------------------------------------------------------------------------------------------------------
Mid-Cap Opportunity                     $3,468,957                  $500,000                        N/A
-------------------------------------------------------------------------------------------------------------
Value                                   $1,917,333                        $0                        N/A
-------------------------------------------------------------------------------------------------------------
Blue Chip                               $4,124,083                  $500,000                        N/A
-------------------------------------------------------------------------------------------------------------
Special Situations                      $2,232,767                  $500,000                        N/A
-------------------------------------------------------------------------------------------------------------
Total Return                            $2,720,317                  $500,000                        N/A
-------------------------------------------------------------------------------------------------------------
Global                                  $2,403,146                        $0                        N/A
-------------------------------------------------------------------------------------------------------------

      Pursuant to Subadvisory Agreements with Wellington Management Company, LLC ("Wellington Management"), the Adviser has undertaken to pay an annual subadvisory fee, paid monthly, to Wellington Management according to the following schedules:



                       ALL-CAP GROWTH FUND AND GLOBAL FUND


Average Daily Net Assets                                                         Annual Rate
------------------------                                                         -----------

Up to $50 million........................................................           0.400%
In excess of $50 million up to $150 million..............................           0.275%
In excess of $150 million up to $500 million.............................           0.225%
Over $500 million........................................................           0.200%

                               FOCUSED EQUITY FUND

Average Daily Net Assets                                                         Annual Rate
------------------------                                                         -----------
Up to $50 million............................................................       0.400%
In excess of $50 million up to $150 million..............................           0.275%
In excess of $150 million up to $500 million.............................           0.250%
Over $500 million........................................................           0.225%


      Pursuant to a Subadvisory Agreement, the Adviser has undertaken to pay to Paradigm Capital Management, Inc. ("Paradigm Capital Management") an annual subadvisory fee, paid monthly, according to the following schedule:


                             SPECIAL SITUATIONS FUND

1. The daily net assets of the Special Situations and First Investors Discovery Fund, a series of First Investors Life Series Fund, shall first be added together;

2. An aggregate fee shall then be computed on the sum as if the two funds were combined using the following schedule:
   a. 0.40% of the first $50 million;
   b. 0.30% of the next $200 million; and
   c. 0.25% on the balance over $250 million.

3. The fee payable under the Subadvisory Agreement shall then be computed by multiplying the aggregate fee by the ratio of the net assets of the Special Situations Fund to the sum of the net assets of both funds.


     The balance of the aggregate fee will be paid pursuant to a separate subadvisory agreement among the Adviser, Paradigm Capital Management, and First Investors Life Series Funds.


     The following table reflects subadvisory fees paid with respect to each Fund listed for the fiscal years ended September 30, 2003, September 30, 2004 and September 30, 2005.


-------------------------------------------------------------------------------------------------------------
                                           SUBADVISORY FEES PAID
-------------------------------------------------------------------------------------------------------------
                                 FISCAL YEAR ENDED          FISCAL YEAR ENDED          FISCAL YEAR ENDED
FUND                            SEPTEMBER 30, 2003         SEPTEMBER 30, 2004         SEPTEMBER 30, 2005
-------------------------------------------------------------------------------------------------------------

All-Cap Growth                       $194,039                   $411,441                   $528,079
-------------------------------------------------------------------------------------------------------------
Focused Equity                       $158,301                   $236,934                   $225,598
-------------------------------------------------------------------------------------------------------------
Global                               $436,148                   $651,087                   $678,426
-------------------------------------------------------------------------------------------------------------
Special Situations                     N/A                        N/A                      $451,350
-------------------------------------------------------------------------------------------------------------

                               PORTFOLIO MANAGERS


        The following provides certain information for the portfolio managers of the Adviser who have responsibility for the daily management of some Funds. In addition, Wellington Management and Paradigm Capital Management have provided information below regarding their portfolio managers.

A.



A.     OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS FOR FISCAL YEAR ENDED SEPTEMBER 30, 2005
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               TOTAL ASSETS IN THE
                                                                                                  NUMBER OF     ACCOUNTS WHICH
  NAME OF PORTFOLIO MANAGER                                      NUMBER       TOTAL ASSETS OF  ACCOUNTS WHICH  ADVISORY FEE IS BASED
AND FUND NAME COVERED BY THIS         OTHER ACCOUNTS MANAGED     OF OTHER     OTHER ACCOUNTS   ADVISORY FEE IS      ON ACCOUNT
           SAI                                                   ACCOUNTS                      BASED ON ACCOUNT     PERFORMANCE
                                                                               (in millions)     PERFORMANCE
                                                                                                                    (in millions)
------------------------------------------------------------------------------------------------------------------------------------

FIMCO's PORTFOLIO MANAGERS:
------------------------------------------------------------------------------------------------------------------------------------
Edwin D.  Miska:                   Other Registered Investment         1          $327.7               None                  $0
                                   Companies
                                   -------------------------------------------------------------------------------------------------
Growth & Income                    Other Pooled Investment Vechles     1          $18.7                None                  $0
                                   -------------------------------------------------------------------------------------------------
                                   Other Accounts                      1          $49.1                None                  $0
------------------------------------------------------------------------------------------------------------------------------------
Edwin D. Miska:                    Other Registered Investment         1         $684.6                None                  $0
                                   Companies
                                   -------------------------------------------------------------------------------------------------
Total Return                       Other Pooled Investment Vehicles    1          $18.7                None                  $0
                                   -------------------------------------------------------------------------------------------------
                                   Other Accounts                      1          $49.1                None                  $0
------------------------------------------------------------------------------------------------------------------------------------
Clark Wagner:                      Other Registered Investment        26         $1,940.0              None                  $0
                                   Companies
                                   -------------------------------------------------------------------------------------------------
Total Return                       Other Pooled Investment Vehicles    1          $18.7                None                  $0
                                   -------------------------------------------------------------------------------------------------
                                   Other Accounts                      2          $260.9               None                  $0
------------------------------------------------------------------------------------------------------------------------------------
Steven S. Hill:                    Other Registered Investment         0            $0                 None                  $0
                                   Companies
                                   -------------------------------------------------------------------------------------------------
Mid-Cap Opportunity                Other Pooled Investment Vehicles    0            $0                 None                  $0
                                   -------------------------------------------------------------------------------------------------
                                   Other Accounts                      0            $0                 None                  $0
------------------------------------------------------------------------------------------------------------------------------------
Matthew S. Wright:                 Other Registered Investment         3          $727.8               None                  $0
                                   Companies
                                   -------------------------------------------------------------------------------------------------
Value                              Other Pooled Investment Vehicles  None           $0                 None                  $0
                                   -------------------------------------------------------------------------------------------------
                                   Other Accounts                    None           $0                 None                  $0
------------------------------------------------------------------------------------------------------------------------------------
Matthew S. Wright:                 Other Registered Investment         3          $548.7               None                  $0
                                   Companies
                                   -------------------------------------------------------------------------------------------------
Blue Chip                          Other Pooled Investment Vehicles  None           $0                 None                  $0
                                   -------------------------------------------------------------------------------------------------
                                   Other Accounts                    None           $0                 None                  $0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 TOTAL ASSETS IN THE
                                                                                                  NUMBER OF       ACCOUNTS WHICH
  NAME OF PORTFOLIO MANAGER AND                                  NUMBER       TOTAL ASSETS OF  ACCOUNTS WHICH  ADVISORY FEE IS BASED
AND FUND NAME COVERED BY THIS         OTHER ACCOUNTS MANAGED     OF OTHER     OTHER ACCOUNTS   ADVISORY FEE IS      ON ACCOUNT
           SAI                                                   ACCOUNTS                      BASED ON ACCOUNT     PERFORMANCE
                                                                               (in millions)     PERFORMANCE
                                                                                                                    (in millions)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
WELLINGTON MANAGEMENT'S PORTFOLIO MANAGERS:
------------------------------------------------------------------------------------------------------------------------------------
Matthew E. Megargel:               Other Registered Investment        15           $4,381.4               0                  $0
                                   Companies
                                   -------------------------------------------------------------------------------------------------
Focused Equity                     Other Pooled Investment Vehicles   13           $1,191.4               0                  $0
                                   -------------------------------------------------------------------------------------------------
                                   Other Accounts                     34           $4,015.0               6                $723.3
------------------------------------------------------------------------------------------------------------------------------------
Matthew E. Megargel:               Other Registered Investment        15           $4,312.4               0                  $0
                                   Companies
                                   -------------------------------------------------------------------------------------------------
Global                             Other Pooled Investment Vehicles   13           $1,191.4               0                  $0
                                   -------------------------------------------------------------------------------------------------
                                   Other Accounts                     34           $4,015.0               6                $723.3
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey L. Kripke:                 Other Registered Investment        13           $3,419.7               0                  $0
                                   Companies
                                   -------------------------------------------------------------------------------------------------
Global                             Other Pooled Investment Vehicles   13           $1,150.2               0                  $0
                                   -------------------------------------------------------------------------------------------------
                                   Other Accounts                     38           $3,685.2               5                $529.1
------------------------------------------------------------------------------------------------------------------------------------
Maya K. Bittar:                    Other Registered Investment        15           $3,557.4               0                  $0
                                   Companies
                                   -------------------------------------------------------------------------------------------------
Focused Equity                     Other Pooled Investment Vehicles   14           $1,151.9               0                  $0
                                   -------------------------------------------------------------------------------------------------
                                   Other Accounts                     36           $3,973.5               6                $681.5
------------------------------------------------------------------------------------------------------------------------------------
Maya K. Bittar:                    Other Registered Investment        15           $3,488.4               0                  $0
                                   Companies
                                   -------------------------------------------------------------------------------------------------
Global                             Other Pooled Investment Vehicles   14           $1,151.9               0                  $0
                                   -------------------------------------------------------------------------------------------------
                                   Other Accounts                     36           $3,973.5               6                $681.5
------------------------------------------------------------------------------------------------------------------------------------
Trond Skramstad:                   Other Registered Investment         4           $1,765.8               0                  $0
                                   Companies
                                   -------------------------------------------------------------------------------------------------
Global                             Other Pooled Investment Vehicles    5             $294.5               1                 $25.7
                                   -------------------------------------------------------------------------------------------------
                                   Other Accounts                      30          $2,355.7               4                $441.8
------------------------------------------------------------------------------------------------------------------------------------
Nicolas M. Choumenkovitch:         Other Registered Investment         4           $1,765.8               0                  $0
                                   Companies
                                   -------------------------------------------------------------------------------------------------
Global                             Other Pooled Investment Vehicles    4             $294.5               1                 $25.7
                                   -------------------------------------------------------------------------------------------------
                                   Other Accounts                      30          $2,279.7               4                $441.8
------------------------------------------------------------------------------------------------------------------------------------
Steven C. Angeli:                  Other Registered Investment         7           $1,855.4               0                  $0
                                   Companies
                                   -------------------------------------------------------------------------------------------------
All-Cap Growth                     Other Pooled Investment Vehicles    3             $101.7               0                  $0
                                   -------------------------------------------------------------------------------------------------
                                   Other Accounts                     25           $1,100.3               1                $199.4
------------------------------------------------------------------------------------------------------------------------------------
John A. Boselli:                   Other Registered Investment         8           $2,675.5               0                  $0
                                   Companies
                                   -------------------------------------------------------------------------------------------------
All-Cap Growth                     Other Pooled Investment Vehicles    7           $1,152.5               0                  $0
                                   -------------------------------------------------------------------------------------------------
                                   Other Accounts                     38           $6,263.9               1                $308.7
------------------------------------------------------------------------------------------------------------------------------------
Phillip H. Perelmuter:             Other Registered Investment         5           $5,610.9               0                  $0
                                   Companies
                                   -------------------------------------------------------------------------------------------------
All-Cap Growth                     Other Pooled Investment Vehicles    5             $713.9               0                  $0
                                   -------------------------------------------------------------------------------------------------
                                   Other Accounts                     68           $2,396.8               3                 $68.7
------------------------------------------------------------------------------------------------------------------------------------

                                                                I-18

------------------------------------------------------------------------------------------------------------------------------------
Andrew J. Shilling:                Other Registered Investment         8           $2,800.0              0                   $0
                                   Companies
                                   -------------------------------------------------------------------------------------------------
All-Cap Growth                     Other Pooled Investment Vehicles    7           $1,216.3              0                   $0
                                   -------------------------------------------------------------------------------------------------
                                   Other Accounts                     52           $7,184.5              1                 $308.7
------------------------------------------------------------------------------------------------------------------------------------
PARADIGM CAPITAL MANAGEMENT'S PORTFOLIO MANAGER:
------------------------------------------------------------------------------------------------------------------------------------
John B. Walthausen:                Other Registered Investment         3             $131.8             None                 $0
                                   Companies
                                   -------------------------------------------------------------------------------------------------
Special Situations                 Other Pooled Investment Vehicles    0               $0               None                 $0
                                   -------------------------------------------------------------------------------------------------
                                   Other Accounts                     20            $497.4              None                 $0
------------------------------------------------------------------------------------------------------------------------------------


B. POTENTIAL CONFLICTS OF INTEREST IN OTHER MANAGED ACCOUNTS FOR FISCAL YEAR ENDED SEPTEMBER 30, 2005


FIMCO's PORTFOLIO MANAGERS:
--------------------------

      Each of the FIMCO portfolio managers (except for the portfolio manager of the Mid-Cap Opportunity Fund) manages at least one First Investors mutual fund other than the Fund or Funds that are covered by this SAI. In many cases, these other First Investors Funds are managed similarly to the Funds that are shown in this SAI, except to the extent required by differences in cash flow, investment policy, or law. Mr. Miska participates in the day-to-day management of one other pooled investment vehicle, the First Investors Profit Sharing Plan and one other account, FIMCO's own investment account. Moreover, Mr. Wagner also participates in the day-to-day management of one other pooled investment vehicle, the First Investors Profit Sharing Plan, and two other accounts, the general account of our life insurance company affiliate and FIMCO's own investment account. Portions of these non-fund accounts may be managed similarly to one or more of the Funds covered by this SAI.

      The side-by-side management of two or more First Investors Funds or non-fund accounts presents a variety of potential conflicts of interest. For example, the portfolio manager may purchase or sell securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A FIMCO portfolio manager may also want to buy the same security for two Funds that he manages or a Fund and a non-fund account. In some cases, there may not be sufficient amounts of the security available (for example, in the case of a hot initial public offering ("IPO") or new bond offering) to cover the needs of all of the accounts managed by a FIMCO portfolio manager or the buying activity of the accounts could affect the market value of the security. Similar potential conflicts could arise when two or more Fund or non-fund accounts managed by the same portfolio manager or managers want to sell the same security at the same time. Finally, a portfolio manager may want to sell a security that is held by a Fund or non-fund account and at the same time buy the same security for another one of his accounts. This could occur even if the accounts were managed similarly because, for example, the two accounts have different cash flows.

      FIMCO has adopted a variety of policies and procedures to address these potential conflicts of interest and to ensure that each Fund and non-fund account is treated fairly. For example, FIMCO has adopted policies for bunching and allocating trades when two or more Funds or non-fund accounts wish to buy or sell the same security at the same time. These policies prescribe the procedures for placing orders in such circumstances, determining allocations in the event that such orders cannot be fully executed, and determining the price to be paid or received by each account in the event that orders are executed in stages. FIMCO has also adopted special policies that address investments in IPOs and new bond offerings, the side-by-side management of Funds and the non-fund accounts, and internal crosses between FIMCO-managed accounts that are effected under Rule 17a-7 of the Investment Company Act. FIMCO's Investment Compliance Manager also conducts reviews of trading activity to ensure that these policies and procedures are being followed and that the accounts are being managed fairly. FIMCO has also adopted a Code of Ethics restricting the personal securities trading and conduct of portfolio managers of the Funds.

WELLINGTON MANAGEMENT'S PORTFOLIO MANAGERS:
-------------------------------------------


      Each of Wellington Management's individual investment professionals who are listed as portfolio managers in the prospectus ("Investment Professionals") manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), and bank common trust accounts in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Fund. The Investment Professionals make investment decisions for each portfolio based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the relevant Fund to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given portfolio may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified in the table above.

      Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of the Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's various client mandates.



PARADIGM CAPITAL MANAGEMENT'S PORTFOLIO MANAGER:
------------------------------------------------

         Paradigm Capital Management's portfolio manager also manages one other First Investors mutual fund other than the Fund covered by this SAI, two other mutual funds, and eighteen institutional accounts. The other First Investors mutual fund is managed similarly to the Fund that is covered by this SAI, except to the extent required by differences in cash flow, investment policy or law. The side-by-side management of First Investors Funds and the other accounts presents a variety of potential conflicts of interest. For example, the portfolio manager may purchase or sell securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. The portfolio manager may also want to buy the same security for two Funds that he manages or a Fund and a non-fund account. In some cases, there may not be sufficient amounts of the securities available to cover the needs of all the accounts managed by Paradigm Capital Management.

         Paradigm Capital Management's goal is to treat all clients fairly and provide high quality investment services. Paradigm Capital Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts. Paradigm Capital Management utilizes a pro-rata allocation methodology for the purchase and sale of securities common to more than one portfolio. An exception to the pro-rata allocation methodology can be made for tax considerations and specific client mandates, including directed brokerage specifications.

C. STRUCTURE OF PORTFOLIO MANAGERS COMPENSATION FOR FISCAL YEAR ENDED SEPTEMBER 30, 2005

FIMCO's PORTFOLIO MANAGERS:
--------------------------

      Each FIMCO portfolio manager of each Fund covered by this SAI receives a salary and a bonus if the Fund's performance ranks in the top 50% of the Funds within its Lipper Peer Group (i.e., above the median) on a pre-tax basis as of the end of the calendar year. The rate of the bonus (in basis points) depends upon the Fund's performance ranking within the top 50% of the funds in the peer group. The amount of the bonus is computed by multiplying the applicable bonus rate by the average net management fee received by FIMCO for managing the Fund during the year. In the case of a Fund that has more than one portfolio manager, the bonus is shared. In addition to the bonuses that they may receive on the Funds that they manage, the Directors of Equity and Fixed Income are also entitled to receive a percentage of any bonus that is earned by a portfolio manager who reports to them. All bonuses (including those earned by the Directors of Equities and Fixed Income) are paid as follows. One-third of the bonus is paid within the first quarter of the following year. The remaining amount is treated as if it were invested in the Fund and then paid in two installments over the next two years. The portfolio manager must remain continuously employed by FIMCO to be eligible to receive each installment of the bonus. The portfolio manager is also entitled to participate on the same basis as other employees in the qualified and non-qualified profit sharing and deferred bonus plans that are offered by FIMCO's parent company. The amount that is contributed to these plans is determined in the sole discretion of the parent company based upon the overall profitability of FIMCO and its affiliates from all lines of business. The profitability of FIMCO is an important factor in determining the amount of this contribution.

        The following chart shows each Fund's Benchmark and/or Lipper Peer Group for purposes of determining each portfolio manager's bonus for the fiscal year end September 30, 2005.

--------------------------------------------------------------------------------
FUND                                    BENCHMARK INDEX AND/OR PEER GROUP
--------------------------------------------------------------------------------
Total Return                            Lipper Balanced Funds
--------------------------------------------------------------------------------
Value                                   Lipper Equity Income Funds
--------------------------------------------------------------------------------
Blue Chip                               Lipper Large-Cap Core Funds
--------------------------------------------------------------------------------
Growth & Income                         Multi-Cap Core Funds
--------------------------------------------------------------------------------
Mid-Cap Opportunity                     Mid-Cap Core Funds
--------------------------------------------------------------------------------

      Mr. Wagner is also primarily responsible for managing the fixed income investments in the company's own profit sharing plan and the investment accounts of FIMCO and its life insurance company affiliate (collectively, "the company's proprietary accounts"). Mr. Miska is primarily responsible for managing the equity investments in the company's profit sharing plan and the investment accounts of FIMCO. Mr. Wagner and Mr. Miska do not receive any compensation (apart from their normal FIMCO salary and entitlement to participate on the same basis as other employees in the company's profit sharing and deferred bonus plans) for managing the investments of the proprietary accounts. Nor do they receive any form of bonus for assisting in the management of the proprietary accounts. Although Messrs. Wagner and Miska do not receive any compensation or bonus for managing the company's proprietary accounts, as discussed above, they are participants in the Company's profit sharing plan. Moreover, the proprietary accounts invest in assets that are eligible investments for the Funds that Messrs. Wagner and Miska manage or oversee in their capacities as Directors of Fixed Income and Equities. Thus, in theory, they could have an economic incentive to favor the proprietary accounts over the Funds in determining which investments to buy, sell or hold. FIMCO monitors trading in the proprietary accounts to address such potential conflicts.


      WELLINGTON MANAGEMENT'S PORTFOLIO MANAGERS:
      ------------------------------------------


      The Funds pay Wellington Management a fee based on the assets under management of each Fund as set forth in the Subadvisory Agreement between Wellington Management and FIMCO on behalf of each Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended September 30, 2005.

      Wellington Management's compensation structure is designed to attract and retain high caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the Investment Professionals includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for all other Investment Professionals are determined by the Investment Professional's experience and performance in their respective roles. Base salaries for employees are reviewed annually and may be adjusted based on the recommendation of the Investment Professional's business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries of employees of the Company. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other portfolio managed by such Investment Professional. Each equity Investment Professional's incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one- and three-year periods, with an emphasis on three-year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by the equity Investment Professionals, including portfolios with performance fees. Portfolio-based incentives across all portfolios managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax-qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Angeli, Boselli, Megargel, Perelmuter, Shilling and Skramstad are partners of the firm.

-------------------------------------------------------------------------------------------------------------------------
FUND                                           BENCHMARK INDEX AND/OR PEER GROUP
-------------------------------------------------------------------------------------------------------------------------

Focused Equity                                 S&P 500 Index
-------------------------------------------------------------------------------------------------------------------------
All-Cap Growth                                 Russell 3000 Growth Index (50%)
                                               Lipper Multi-Cap Growth Average (50%)
-------------------------------------------------------------------------------------------------------------------------
Global (US portion - Large Cap)                S&P 500 Index (prior to 1/1/05 MSCI US Index) (Megargel and Bittar)
-------------------------------------------------------------------------------------------------------------------------
Global (US portion - Mid Cap)                  Russell Mid Cap Index (prior to 1/1/05 MSCI US Index) (Kripke)
-------------------------------------------------------------------------------------------------------------------------
Global (non-US portion)                        MSCI World ex US Index (Skramstad and Choumenkovitch)
-------------------------------------------------------------------------------------------------------------------------


PARADIGM CAPITAL MANAGEMENT'S PORTFOLIO MANAGER:
------------------------------------------------

      Mr. Walthausen's compensation for managing the Special Situations Fund, other investment companies, and institutional accounts is all at risk and is generally comprised of two components. The first component is based on a fixed percentage of the fees earned for the assets he manages. The second component which is principally for institutional accounts, is performance based and Mr. Walthausen becomes eligible for an additional percentage of the fees earned on the assets he manages if his three-year average pre-tax performance exceeds the Russell 2000 Index for the same period.

      Mr. Walthausen also participates in Paradigm Capital Management's Phantom Stock Plan. Under the Phantom Stock Plan, each share increases in value as revenues grow.

  ----------------------------------------=-------------------------------------
  FUND                                    BENCHMARK INDEX AND/OR PEER GROUP
  ------------------------------------------------------------------------------
  Special Situations                      Russell 2000 Index
  ------------------------------------------------------------------------------


 D.  PORTFOLIO MANAGER FUND OWNERSHIP FOR FISCAL YEAR ENDED SEPTEMBER 30, 2005

-------------------------------------------------------------------------------------------------------------------------
FIMCO's Portfolio Managers:
-------------------------------------------------------------------------------------------------------------------------
                 NAME                                FUND                   DOLLAR RANGE OF FUND OWNERSHIP (DOLLARS)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Edwin D. Miska                     Growth & Income                                            None
                                   --------------------------------------------------------------------------------------
                                   Total Return                                               None
-------------------------------------------------------------------------------------------------------------------------
Clark Wagner                       Total Return                                               None
-------------------------------------------------------------------------------------------------------------------------
Steven S. Hill                     Mid-Cap Opportunity                                        None
-------------------------------------------------------------------------------------------------------------------------
Matthew S. Wright                  Value                                                $50,001-$100,000
                                   --------------------------------------------------------------------------------------
                                   Blue Chip                                                  None
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
WELLINGTON MANAGEMENT'S PORTFOLIO MANAGERS:
-------------------------------------------------------------------------------------------------------------------------
              NAME                                 FUND                     DOLLAR RANGE OF FUND OWNERSHIP (DOLLARS)
-------------------------------------------------------------------------------------------------------------------------
Matthew E. Megargel                Focused Equity                                             None
                                   ------------------------------------ -------------------------------------------------
                                   Global                                                     None
-------------------------------------------------------------------------------------------------------------------------
Maya K. Bittar                     Focused Equity                                             None
                                   ------------------------------------ -------------------------------------------------
                                   Global                                                     None
-------------------------------------------------------------------------------------------------------------------------
Jeffrey L. Kripke                  Global                                                     None
-------------------------------------------------------------------------------------------------------------------------
Trond Skramstad                    Global                                                     None
-------------------------------------------------------------------------------------------------------------------------
Nicolas M. Choumenkovitch          Global                                                    $1-$10,000
-------------------------------------------------------------------------------------------------------------------------
Steven C. Angeli                   All-Cap Growth                                             None
-------------------------------------------------------------------------------------------------------------------------
John A. Boselli                    All-Cap Growth                                             None
-------------------------------------------------------------------------------------------------------------------------
Philip H. Perelmuter               All-Cap Growth                                             None
-------------------------------------------------------------------------------------------------------------------------
Andrew J. Shilling                 All-Cap Growth                                             None
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
PARADIGM CAPITAL MANAGEMENT'S PORTFOLIO MANAGER:
-------------------------------------------------------------------------------------------------------------------------
 NAME                                              FUND                     DOLLAR RANGE OF FUND OWNERSHIP (DOLLARS)
-------------------------------------------------------------------------------------------------------------------------
John B. Walthausen                 Special Situations                                  $10,001 - $50,000
-------------------------------------------------------------------------------------------------------------------------

                             UNDERWRITER AND DEALERS

     Part II of this SAI describes the Underwriting Agreement of each Fund that has an underwriting agreement with First Investors Corporation ("FIC"), the applicable sales charge on Class A shares expressed both as a percentage of the offering price and net amount invested, and the dealer concession that is paid by FIC to outside dealers expressed as a percentage of the offering price.

     The following tables list the underwriting fees paid to FIC during the fiscal years ended September 30, 2003, 2004 and 2005:

----------------------------------------------------------------------------------------------------------------------
                                                        FISCAL YEAR ENDED 9/30/03
----------------------------------------------------------------------------------------------------------------------
FUND                                    UNDERWRITING FEES PAID TO FIC           AMOUNTS ALLOWED TO OTHER DEALERS
----------------------------------------------------------------------------------------------------------------------
All-Cap Growth                                    $1,088,797                                 $5,763
----------------------------------------------------------------------------------------------------------------------
Focused Equity                                      $331,294                                 $3,280
----------------------------------------------------------------------------------------------------------------------
Growth & Income                                   $2,747,959                                 $1,486
----------------------------------------------------------------------------------------------------------------------
Mid-Cap Opportunity                               $2,073,024                                 $3,068
----------------------------------------------------------------------------------------------------------------------
Value                                               $868,498                                 $9,226
----------------------------------------------------------------------------------------------------------------------
Blue Chip                                         $2,216,727                                 $5,100
----------------------------------------------------------------------------------------------------------------------
Special Situations                                  $832,655                                $18,455
----------------------------------------------------------------------------------------------------------------------
Total Return                                      $1,863,984                                 $5,862
----------------------------------------------------------------------------------------------------------------------
Global                                              $401,735                                   $118
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                        FISCAL YEAR ENDED 9/30/03
----------------------------------------------------------------------------------------------------------------------
FUND                                    UNDERWRITING FEES PAID TO FIC           AMOUNTS ALLOWED TO OTHER DEALERS
----------------------------------------------------------------------------------------------------------------------
All-Cap Growth                                    $2,047,653                                 $1,180
----------------------------------------------------------------------------------------------------------------------
Focused Equity                                      $319,759                                    $79
----------------------------------------------------------------------------------------------------------------------
Growth & Income                                   $3,840,209                                 $1,158
----------------------------------------------------------------------------------------------------------------------
Mid-Cap Opportunity                               $3,128,484                                   $776
----------------------------------------------------------------------------------------------------------------------
Value                                             $1,649,892                                   $236
----------------------------------------------------------------------------------------------------------------------
Blue Chip                                         $2,135,692                                 $3,302
----------------------------------------------------------------------------------------------------------------------
Special Situations                                $1,207,676                                 $4,029
----------------------------------------------------------------------------------------------------------------------
Total Return                                      $2,458,168                                   $288
----------------------------------------------------------------------------------------------------------------------
Global                                              $551,872                                 $4,544
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                        FISCAL YEAR ENDED 9/30/03
----------------------------------------------------------------------------------------------------------------------
FUND                                    UNDERWRITING FEES PAID TO FIC           AMOUNTS ALLOWED TO OTHER DEALERS
----------------------------------------------------------------------------------------------------------------------
All-Cap Growth                                    $1,744,299                                 $3,281
----------------------------------------------------------------------------------------------------------------------
Focused Equity                                      $205,939                                   $134
----------------------------------------------------------------------------------------------------------------------
Growth & Income                                   $4,043,945                                 $1,342
----------------------------------------------------------------------------------------------------------------------
Mid-Cap Opportunity                               $3,963,920                                $11,154
----------------------------------------------------------------------------------------------------------------------
Value                                             $2,902,223                                 $4,174
----------------------------------------------------------------------------------------------------------------------
Blue Chip                                         $1,676,375                                 $1,464
----------------------------------------------------------------------------------------------------------------------
Special Situations                                $1,095,406                                   $140
----------------------------------------------------------------------------------------------------------------------
Total Return                                      $2,449,907                                    $14
----------------------------------------------------------------------------------------------------------------------
Global                                              $698,160                                 $4,814
----------------------------------------------------------------------------------------------------------------------

                               DISTRIBUTION PLANS

     Part II of this SAI describes the distribution plans of those Funds which have adopted such plans. For the fiscal year ended September 30, 2005, the Funds paid the following in fees pursuant to their plans:



----------------------------------------------------------------------------------------------------------------------
                                                          CLASS A
----------------------------------------------------------------------------------------------------------------------
                                  COMPENSATION TO       COMPENSATION TO      COMPENSATION TO       TOTAL DISTRIBUTION
FUND                               UNDERWRITER             DEALERS           SALES PERSONNEL        PLAN FEES PAID
----------------------------------------------------------------------------------------------------------------------
All-Cap Growth                           $212,281                $1,404              $240,562              $454,247
----------------------------------------------------------------------------------------------------------------------
Focused Equity                            $71,699                $1,647               $74,218              $147,564
----------------------------------------------------------------------------------------------------------------------
Growth & Income                          $769,593               $19,196              $876,981            $1,665,770
----------------------------------------------------------------------------------------------------------------------
Mid-Cap Opportunity                      $472,287               $12,429              $546,244            $1,030,960
----------------------------------------------------------------------------------------------------------------------
Value                                    $315,079                $5,275              $369,563              $689,917
----------------------------------------------------------------------------------------------------------------------
Blue Chip                                $612,590               $15,694              $649,370            $1,277,654
----------------------------------------------------------------------------------------------------------------------
Special Situations                       $295,114               $14,870              $319,238              $629,222
----------------------------------------------------------------------------------------------------------------------
Total Return                             $353,000                $7,276              $415,731              $776,007
----------------------------------------------------------------------------------------------------------------------
Global                                   $259,380                $6,670              $410,631              $676,681
----------------------------------------------------------------------------------------------------------------------
                                                          CLASS B
----------------------------------------------------------------------------------------------------------------------
                                  COMPENSATION TO       COMPENSATION TO      COMPENSATION TO       TOTAL DISTRIBUTION
FUND                               UNDERWRITER             DEALERS           SALES PERSONNEL        PLAN FEES PAID
----------------------------------------------------------------------------------------------------------------------
All-Cap Growth                           $146,158                $8,447               $66,583              $221,188
----------------------------------------------------------------------------------------------------------------------
Focused Equity                            $39,943                $6,331               $54,688              $100,962
----------------------------------------------------------------------------------------------------------------------
Growth & Income                          $421,428               $39,532              $379,503              $840,463
----------------------------------------------------------------------------------------------------------------------
Mid-Cap Opportunity                      $333,609               $13,417              $175,050              $522,076
----------------------------------------------------------------------------------------------------------------------
Value                                    $171,467                $5,360               $79,895              $256,722
----------------------------------------------------------------------------------------------------------------------
Blue Chip                                $250,635               $42,633              $280,062              $573,330
----------------------------------------------------------------------------------------------------------------------
Special Situations                        $99,266               $15,463               $98,219              $212,948
----------------------------------------------------------------------------------------------------------------------
Total Return                             $240,803                $7,853              $125,077              $373,733
----------------------------------------------------------------------------------------------------------------------
Global                                    $66,461               $11,367               $69,746              $147,574
----------------------------------------------------------------------------------------------------------------------

                        ALLOCATION OF PORTFOLIO BROKERAGE

     Part II of this SAI describes the brokerage allocation policies of the First Investors Funds. Set forth below are tables containing information concerning the commissions paid by the Funds for the prior three fiscal years as well as any investments that they have made in their regular broker-dealers (or their parent companies) during the past fiscal year.


-----------------------------------------------------------------------------------------------------------------------
                   COMMISSIONS PAID FISCAL YEAR ENDED 9/30/03
----------------------------------------------------------------------------------------------------------------------
                                                                                      TRANSACTIONS FOR
                                                                                     WHICH  COMMISSIONS
                                  TOTAL COMMISSIONS        COMMISSIONS PAID FOR       PAID FOR RESEARCH
 FUND                                   PAID                 RESEARCH SERVICES             SERVICES
----------------------------------------------------------------------------------------------------------------------

All-Cap Growth                         $319,977                   $53,690                  $28,911,959
----------------------------------------------------------------------------------------------------------------------
Focused Equity                          $57,067                   $21,932                  $11,757,517
----------------------------------------------------------------------------------------------------------------------
Growth & Income                      $1,261,538                  $101,900                  $52,579,834
----------------------------------------------------------------------------------------------------------------------
Mid-Cap Opportunity                    $378,523                   $35,684                  $12,090,057
----------------------------------------------------------------------------------------------------------------------
Value                                  $409,598                   $38,680                  $19,514,257
----------------------------------------------------------------------------------------------------------------------
Blue Chip                            $1,575,349                  $208,448                 $108,486,534
----------------------------------------------------------------------------------------------------------------------
Special Situations                   $1,018,747                  $102,489                  $29,167,614
----------------------------------------------------------------------------------------------------------------------
Total Return                           $341,499                   $35,565                  $20,951,360
----------------------------------------------------------------------------------------------------------------------
Global                                 $733,807                  $175,509                  $91,500,590
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                   COMMISSIONS PAID FISCAL YEAR ENDED 9/30/04
----------------------------------------------------------------------------------------------------------------------
                                                                                      TRANSACTIONS FOR
                                                                                     WHICH  COMMISSIONS
                                  TOTAL COMMISSIONS        COMMISSIONS PAID FOR       PAID FOR RESEARCH
 FUND                                   PAID                 RESEARCH SERVICES             SERVICES
----------------------------------------------------------------------------------------------------------------------
All-Cap Growth                         $313,841                   $69,061                  $43,971,000
----------------------------------------------------------------------------------------------------------------------
Focused Equity                          $44,896                   $12,006                   $8,293,977
----------------------------------------------------------------------------------------------------------------------
Growth & Income                        $644,812                  $107,102                  $51,433,458
----------------------------------------------------------------------------------------------------------------------
Mid-Cap Opportunity                    $493,282                   $70,330                  $36,824,404
----------------------------------------------------------------------------------------------------------------------
Value                                   $86,833                   $12,046                   $6,904,862
----------------------------------------------------------------------------------------------------------------------
Blue Chip                            $1,466,336                  $237,460                 $122,626,546
----------------------------------------------------------------------------------------------------------------------
Special Situations                   $1,279,892                  $200,807                  $52,190,949
----------------------------------------------------------------------------------------------------------------------
Total Return                           $187,283                   $30,341                  $14,812,652
----------------------------------------------------------------------------------------------------------------------
Global                                 $734,503                  $244,682                 $137,319,392
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                  COMMISSIONS PAID FISCAL YEAR ENDED 9/30/05
----------------------------------------------------------------------------------------------------------------------
                                                                                      TRANASACTIONS FOR WHICH
                                  TOTAL COMMISSIONS        COMMISSIONS PAID FOR        COMMISSIONS PAID FOR
 FUND                                   PAID                 RESEARCH SERVICES           RESEARCH SERVICES
----------------------------------------------------------------------------------------------------------------------

All-Cap Growth                         $292,593                   $53,368                  $50,443,170
----------------------------------------------------------------------------------------------------------------------
Focused Equity                          $47,876                    $7,072                   $7,965,239
----------------------------------------------------------------------------------------------------------------------
Growth & Income                        $848,379                  $103,570                  $68,009,847
----------------------------------------------------------------------------------------------------------------------
Mid-Cap Opportunity                    $643,685                   $69,560                  $39,979,278
----------------------------------------------------------------------------------------------------------------------
Value                                  $189,420                   $22,052                  $14,706,343
----------------------------------------------------------------------------------------------------------------------
Blue Chip                              $852,400                  $145,477                  $81,425,760
----------------------------------------------------------------------------------------------------------------------
Special Situations                     $737,792                  $155,007                  $86,253,367
----------------------------------------------------------------------------------------------------------------------
Total Return                           $257,300                   $30,227                  $19,850,761
----------------------------------------------------------------------------------------------------------------------
Global                                 $608,686                  $106,220                  $73,773,635
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
          OWNERSHIP OF REGULAR BROKER-DEALERS AND/OR THEIR PARENT COMPANIES DURING THE PAST FISCAL YEAR
----------------------------------------------------------------------------------------------------------------------
FUND                                     BROKER-DEALER                  PARENT CO.        9/30/05 MARKET VALUE
----------------------------------------------------------------------------------------------------------------------
All-Cap Growth:                Citigroup                                                                          $0
----------------------------------------------------------------------------------------------------------------------
Focused Equity:                Bank of America                                                            $2,113,420
                               ---------------------------------------------------------------------------------------
                               Citigroup                                                                  $1,798,040
                               ---------------------------------------------------------------------------------------
                               Merrill Lynch & Co., Inc.                                                  $1,453,995
                               ---------------------------------------------------------------------------------------
                               Metlife, Inc.                                                                $672,705
----------------------------------------------------------------------------------------------------------------------
Growth & Income:               Bank of America                                                            $8,323,928
                               ---------------------------------------------------------------------------------------
                               Bear Stearns & Co.                                                                 $0
                               ---------------------------------------------------------------------------------------
                               Citigroup                                                                  $6,828,000
                               ---------------------------------------------------------------------------------------
                               Lehman Brothers Holdings                                                   $4,950,400
                               ---------------------------------------------------------------------------------------
                               Merrill Lynch & Co.                                                        $6,441,750
----------------------------------------------------------------------------------------------------------------------
Mid-Cap Opportunity:           A.G. Edwards, Inc.                                                         $2,409,550
                               ---------------------------------------------------------------------------------------
                               Bear Stearns & Co.                                                         $3,292,500
                               ---------------------------------------------------------------------------------------
                               Citigroup                                                                  $2,367,040
----------------------------------------------------------------------------------------------------------------------
Value:                         A.G. Edwards, Inc.                                                         $1,984,593
                               ---------------------------------------------------------------------------------------
                               Bank of America                                                            $2,478,174
                               ---------------------------------------------------------------------------------------
                               Bank of New York Company, Inc.                                             $2,791,009
                               ---------------------------------------------------------------------------------------
                               Citigroup                                                                  $3,017,976
                               ---------------------------------------------------------------------------------------
                               Lehman Brothers Holdings                                                   $1,500,738
                               ---------------------------------------------------------------------------------------
                               Merrill Lynch & Co.                                                        $2,981,610
----------------------------------------------------------------------------------------------------------------------
Blue Chip:                     Bank of America                                                            $7,837,589
                               ---------------------------------------------------------------------------------------
                               Bank of New York Company, Inc.                                             $3,461,557
                               ---------------------------------------------------------------------------------------
                               Citigroup                                                                 $11,402,760
                               ---------------------------------------------------------------------------------------
                               Lehman Brothers Holdings                                                   $1,456,000
                               ---------------------------------------------------------------------------------------
                               Merrill Lynch & Co., Inc.                                                  $3,466,275
----------------------------------------------------------------------------------------------------------------------

                                      I-27

----------------------------------------------------------------------------------------------------------------------
          OWNERSHIP OF REGULAR BROKER-DEALERS AND/OR THEIR PARENT COMPANIES DURING THE PAST FISCAL YEAR
----------------------------------------------------------------------------------------------------------------------
FUND                                     BROKER-DEALER                  PARENT CO.        9/30/05 MARKET VALUE
----------------------------------------------------------------------------------------------------------------------
Special Situations:            None                                                                               $0
----------------------------------------------------------------------------------------------------------------------
Total Return:                  Bank of America                                                            $2,555,723
                               ---------------------------------------------------------------------------------------
                               Bear Stearns & Co.                                                                 $0
                               ---------------------------------------------------------------------------------------
                               Citigroup                                                                  $2,089,368
                               ---------------------------------------------------------------------------------------
                               Lehman Brothers Holdings                                                   $1,514,240
                               ---------------------------------------------------------------------------------------
                               Merrill Lynch & Co.                                                        $2,480,409
----------------------------------------------------------------------------------------------------------------------
Global:                        Bank of America                                                            $3,346,950
                               ---------------------------------------------------------------------------------------
                               Citigroup                                                                  $2,879,094
                               ---------------------------------------------------------------------------------------
                               Credit Suisse Group                                                        $1,481,778
                               ---------------------------------------------------------------------------------------
                               Merrill Lynch & Co.                                                        $2,343,570
                               ---------------------------------------------------------------------------------------
                               UBS AG                                                                     $5,469,071
----------------------------------------------------------------------------------------------------------------------


         PURCHASES, REDEMPTIONS, SALES LOADS, AND PRICING OF FUND SHARES

          The First Investors Shareholder Manual, set forth in Part II of this SAI, provides a description of the policies and procedures that are used for purchases and sales of the shares of the Funds that are sold directly to the public, the pricing of Fund shares, and the applicable sales charges and contingent deferred sales charges. Additional information concerning the determination of NAV is set forth in Part II of this SAI.

                                      TAXES

          Information concerning tax laws applicable to the Funds is set forth in Part II of this SAI.

                        BENEFICIAL OWNERSHIP INFORMATION


          As of January 3, 2006 the following shareholders owned of record or beneficially owned 5% or more of the outstanding Class A shares of the GLOBAL
FUND:

                SHAREHOLDER                                % OF SHARES
                -----------                                -----------
                First Investors Corporation                   9.5%
                95 Wall Street
                New York, NY  10005

                              FINANCIAL STATEMENTS

          The Funds incorporate by reference the financial statements and reports of an independent registered public accounting firm contained in the annual reports to shareholders for the fiscal year ended September 30, 2005.

                                   APPENDIX A

         INVESTMENT STRATEGIES USED BY THE FIRST INVESTORS EQUITY FUNDS

     The investment strategies used by each Fund, including strategies to invest in particular types of securities or financial instruments, are listed below. The investment strategies that each Fund currently uses or currently anticipates using are noted by a check (|X|) mark. The investment strategies that each Fund does not currently anticipate using are noted by a dash (-) mark. Each Fund reserves the right to alter its investment strategies or to use other strategies to the extent permitted by its investment policies and applicable regulatory requirements. The investment policies of each Fund are set forth in its prospectus and Appendix B of this SAI. The investment strategies listed below, and their associated risks, are described in Part II of this SAI.

TOTAL RETURN FUND                      |X| Fund uses or currently     -     Fund does not currently
                                           anticipates using                 anticipate using
---------------------------------------------------------------------------------------------------------------------
DEBT SECURITIES                                                       |X|
     COMMERCIAL PAPER AND OTHER SHORT-TERM INVESTMENTS                |X|
     CORPORATE BONDS AND NOTES                                        |X|
     CONVERTIBLE DEBT SECURITIES                                      |X|
     HIGH YIELD SECURITIES                                            |X|
     MORTGAGE-BACKED SECURITIES                                       |X|
     OTHER ASSET-BACKED SECURITIES                                    |X|
     MUNICIPAL SECURITIES                                             |X|
     SYNDICATED BANK LOANS                                            -
     U.S. GOVERNMENT SECURITIES                                       |X|
     VARIABLE AND FLOATING RATE SECURITIES                            -
     ZERO COUPON AND PAY-IN-KIND BONDS                                -
EQUITY SECURITIES                                                     |X|
     COMMON STOCKS, PREFERRED STOCKS, AND WARRANTS                    |X|
     SHARES OF OTHER INVESTMENT COMPANIES                             |X|
     SHARES OF EXCHANGE TRADED FUNDS                                  |X|
     REAL ESTATE INVESTMENT TRUSTS                                    |X|
FOREIGN SECURITIES EXPOSURE                                           |X|
     DEPOSITORY RECEIPTS                                              |X|
     FOREIGN SECURITIES TRADED IN THE U.S.                            |X|
     FOREIGN SECURITIES TRADED IN FOREIGN MARKETS                     |X|
     FOREIGN SECURITIES TRADED IN EMERGING MARKETS                    -
DERIVATIVES                                                           -
     CREDIT-LINKED SECURITIES                                         -
     INVERSE FLOATERS                                                 -
     INTEREST RATE SWAPS                                              -
RESTRICTED AND ILLIQUID SECURITIES                                    |X|
WHEN-ISSUED SECURITIES                                                |X|
STAND-BY COMMITMENTS                                                  -
OPTIONS                                                               -
FUTURES                                                               -
REPURCHASE AGREEMENTS                                                 -
TEMPORARY BORROWING                                                   |X|
TEMPORARY DEFENSIVE INVESTMENTS                                       |X|

                                     I-A-1

INVESTMENTS STRATEGIES USED BY THE FIRST INVESTORS EQUITY FUNDS

VALUE FUND                                |X| Fund uses or currently    -     Fund does not currently
                                              anticipates using                anticipate using
---------------------------------------------------------------------------------------------------------------------
DEBT SECURITIES                                                         |X|
     COMMERCIAL PAPER AND OTHER SHORT-TERM INVESTMENTS                  |X|
     CORPORATE BONDS AND NOTES                                          |X|
     CONVERTIBLE DEBT SECURITIES                                        |X|
     HIGH YIELD SECURITIES                                              |X|
     MORTGAGE-BACKED SECURITIES                                         -
     OTHER ASSET-BACKED SECURITIES                                      -
     MUNICIPAL SECURITIES                                               -
     SYNDICATED BANK LOANS                                              -
     U.S. GOVERNMENT SECURITIES                                         |X|
     VARIABLE AND FLOATING RATE SECURITIES                              -
     ZERO COUPON AND PAY-IN-KIND BONDS                                  |X|
EQUITY SECURITIES                                                       |X|
     COMMON STOCKS, PREFERRED STOCKS, AND WARRANTS                      |X|
     SHARES OF OTHER INVESTMENT COMPANIES                               |X|
     SHARES OF EXCHANGE TRADED FUNDS                                    |X|
     REAL ESTATE INVESTMENT TRUSTS                                      |X|
FOREIGN SECURITIES EXPOSURE                                             |X|
     DEPOSITORY RECEIPTS                                                |X|
     FOREIGN SECURITIES TRADED IN THE U.S.                              |X|
     FOREIGN SECURITIES TRADED IN FOREIGN MARKETS                       |X|
     FOREIGN SECURITIES TRADED IN EMERGING MARKETS                      -
DERIVATIVES                                                             -
     CREDIT-LINKED SECURITIES                                           -
     INVERSE FLOATERS                                                   -
     INTEREST RATE SWAPS                                                -
RESTRICTED AND ILLIQUID SECURITIES                                      |X|
WHEN-ISSUED SECURITIES                                                  |X|
STAND-BY COMMITMENTS                                                    -
FUTURES                                                                 -
OPTIONS                                                                 |X|
REPURCHASE AGREEMENTS                                                   -
TEMPORARY BORROWING                                                     |X|
TEMPORARY DEFENSIVE INVESTMENTS                                         |X|

                                     I-A-2

INVESTMENTS STRATEGIES USED BY THE FIRST INVESTORS EQUITY FUNDS

BLUE CHIP FUND                             |X| Fund uses or currently         - Fund does not currently
                                                  anticipates using                anticipate using
---------------------------------------------------------------------------------------------------------------------
DEBT SECURITIES                                                             |X|
     COMMERCIAL PAPER AND OTHER SHORT-TERM INVESTMENTS                      |X|
     CORPORATE BONDS AND NOTES                                              |X|
     CONVERTIBLE DEBT SECURITIES                                            -
     HIGH YIELD SECURITIES                                                  -
     MORTGAGE-BACKED SECURITIES                                             -
     OTHER ASSET-BACKED SECURITIES                                          -
     MUNICIPAL SECURITIES                                                   -
     SYNDICATED BANK LOANS                                                  -
     U.S. GOVERNMENT SECURITIES                                             |X|
     VARIABLE AND FLOATING RATE SECURITIES                                  -
     ZERO COUPON AND PAY-IN-KIND BONDS                                      -
EQUITY SECURITIES                                                           |X|
     COMMON STOCKS, PREFERRED STOCKS, AND WARRANTS                          |X|
     SHARES OF OTHER INVESTMENT COMPANIES                                   |X|
     SHARES OF EXCHANGE TRADED FUNDS                                        |X|
     REAL ESTATE INVESTMENT TRUSTS                                          |X|
FOREIGN SECURITIES EXPOSURE                                                 |X|
     DEPOSITORY RECEIPTS                                                    |X|
     FOREIGN SECURITIES TRADED IN THE U.S.                                  |X|
     FOREIGN SECURITIES TRADED IN FOREIGN MARKETS                           |X|
     FOREIGN SECURITIES TRADED IN EMERGING MARKETS                          -
DERIVATIVES                                                                 -
     CREDIT-LINKED SECURITIES                                               -
     INVERSE FLOATERS                                                       -
     INTEREST RATE SWAPS                                                    -
RESTRICTED AND ILLIQUID SECURITIES                                          |X|
WHEN-ISSUED SECURITIES                                                      |X|
STAND-BY COMMITMENTS                                                        -
OPTIONS                                                                     -
FUTURES                                                                     -
REPURCHASE AGREEMENTS                                                       -
TEMPORARY BORROWING                                                         |X|
TEMPORARY DEFENSIVE INVESTMENTS                                             |X|

                                     I-A-3

INVESTMENTS STRATEGIES USED BY THE FIRST INVESTORS EQUITY FUNDS

GROWTH & INCOME FUND                        |X| Fund uses or currently          - Fund does not currently
                                                   anticipates using                anticipate using
---------------------------------------------------------------------------------------------------------------------
DEBT SECURITIES                                                               |X|
     COMMERCIAL PAPER AND OTHER SHORT-TERM INVESTMENTS                        |X|
     CORPORATE BONDS AND NOTES                                                |X|
     CONVERTIBLE DEBT SECURITIES                                              |X|
     HIGH YIELD SECURITIES                                                    |X|
     MORTGAGE-BACKED SECURITIES                                               -
     OTHER ASSET-BACKED SECURITIES                                            -
     MUNICIPAL SECURITIES                                                     -
     SYNDICATED BANK LOANS                                                    -
     U.S. GOVERNMENT SECURITIES                                               |X|
     VARIABLE AND FLOATING RATE SECURITIES                                    -
     ZERO COUPON AND PAY-IN-KIND BONDS                                        -
EQUITY SECURITIES                                                             |X|
     COMMON STOCKS, PREFERRED STOCKS, AND WARRANTS                            |X|
     SHARES OF OTHER INVESTMENT COMPANIES                                     |X|
     SHARES OF EXCHANGE TRADED FUNDS                                          |X|
     REAL ESTATE INVESTMENT TRUSTS                                            |X|
FOREIGN SECURITIES EXPOSURE                                                   |X|
     DEPOSITORY RECEIPTS                                                      |X|
     FOREIGN SECURITIES TRADED IN THE U.S.                                    |X|
     FOREIGN SECURITIES TRADED IN FOREIGN MARKETS                             |X|
     FOREIGN SECURITIES TRADED IN EMERGING MARKETS                            -
DERIVATIVES                                                                   -
     CREDIT-LINKED SECURITIES                                                 -
     INVERSE FLOATERS                                                         -
     INTEREST RATE SWAPS                                                      -
RESTRICTED AND ILLIQUID SECURITIES                                            |X|
WHEN-ISSUED SECURITIES                                                        |X|
STAND-BY COMMITMENTS                                                          -
OPTIONS                                                                       -
FUTURES                                                                       -
REPURCHASE AGREEMENTS                                                         -
TEMPORARY BORROWING                                                           |X|
TEMPORARY DEFENSIVE INVESTMENTS                                               |X|

                                     I-A-4

INVESTMENTS STRATEGIES USED BY THE FIRST INVESTORS EQUITY FUNDS

ALL-CAP GROWTH FUND                        |X| Fund uses or currently      -    Fund does not currently
                                                  anticipates using              anticipate using
---------------------------------------------------------------------------------------------------------------------
DEBT SECURITIES                                                            |X|
     COMMERCIAL PAPER AND OTHER SHORT-TERM INVESTMENTS                     |X|
     CORPORATE BONDS AND NOTES                                             -
     CONVERTIBLE DEBT SECURITIES                                           -
     HIGH YIELD SECURITIES                                                 -
     MORTGAGE-BACKED SECURITIES                                            -
     OTHER ASSET-BACKED SECURITIES                                         -
     MUNICIPAL SECURITIES                                                  -
     SYNDICATED BANK LOANS                                                 -
     U.S. GOVERNMENT SECURITIES                                            |X|
     VARIABLE AND FLOATING RATE SECURITIES                                 -
     ZERO COUPON AND PAY-IN-KIND BONDS                                     -
EQUITY SECURITIES                                                          |X|
     COMMON STOCKS, PREFERRED STOCKS, AND WARRANTS                         |X|
     SHARES OF OTHER INVESTMENT COMPANIES                                  |X|
     SHARES OF EXCHANGE TRADED FUNDS                                       |X|
     REAL ESTATE INVESTMENT TRUSTS                                         |X|
FOREIGN SECURITIES EXPOSURE                                                |X|
     DEPOSITORY RECEIPTS                                                   |X|
     FOREIGN SECURITIES TRADED IN THE U.S.                                 |X|
     FOREIGN SECURITIES TRADED IN FOREIGN MARKETS                          |X|
     FOREIGN SECURITIES TRADED IN EMERGING MARKETS                         |X|
DERIVATIVES                                                                -
     CREDIT-LINKED SECURITIES                                              -
     INVERSE FLOATERS                                                      -
     INTEREST RATE SWAPS                                                   -
RESTRICTED AND ILLIQUID SECURITIES                                         |X|
WHEN-ISSUED SECURITIES                                                     |X|
STAND-BY COMMITMENTS                                                       -
OPTIONS                                                                    -
FUTURES                                                                    -
REPURCHASE AGREEMENTS                                                      |X|
TEMPORARY BORROWING                                                        |X|
TEMPORARY DEFENSIVE INVESTMENTS                                            |X|

                                     I-A-5

INVESTMENTS STRATEGIES USED BY THE FIRST INVESTORS EQUITY FUNDS

MID-CAP OPPORTUNITY FUND                   |X| Fund uses or currently       -    Fund does not currently
                                                  anticipates using               anticipate using
---------------------------------------------------------------------------------------------------------------------

DEBT SECURITIES                                                             |X|
     COMMERCIAL PAPER AND OTHER SHORT-TERM INVESTMENTS                      |X|
     CORPORATE BONDS AND NOTES                                              -
     CONVERTIBLE DEBT SECURITIES                                            |X|
     HIGH YIELD SECURITIES                                                  -
     MORTGAGE-BACKED SECURITIES                                             -
     OTHER ASSET-BACKED SECURITIES                                          -
     MUNICIPAL SECURITIES                                                   -
     SYNDICATED BANK LOANS                                                  -
     U.S. GOVERNMENT SECURITIES                                             |X|
     VARIABLE AND FLOATING RATE SECURITIES                                  -
     ZERO COUPON AND PAY-IN-KIND BONDS                                      -
EQUITY SECURITIES                                                           |X|
     COMMON STOCKS, PREFERRED STOCKS, AND WARRANTS                          |X|
     SHARES OF OTHER INVESTMENT COMPANIES                                   |X|
     SHARES OF EXCHANGE TRADED FUNDS                                        |X|
     REAL ESTATE INVESTMENT TRUSTS                                          |X|
FOREIGN SECURITIES EXPOSURE                                                 |X|
     DEPOSITORY RECEIPTS                                                    |X|
     FOREIGN SECURITIES TRADED IN THE U.S.                                  |X|
     FOREIGN SECURITIES TRADED IN FOREIGN MARKETS                           |X|
     FOREIGN SECURITIES TRADED IN EMERGING MARKETS                          -
DERIVATIVES                                                                 -
     CREDIT-LINKED SECURITIES                                               -
     INVERSE FLOATERS                                                       -
     INTEREST RATE SWAPS                                                    -
RESTRICTED AND ILLIQUID SECURITIES                                          |X|
WHEN-ISSUED SECURITIES                                                      |X|
STAND-BY COMMITMENTS                                                        -
OPTIONS                                                                     -
FUTURES                                                                     -
REPURCHASE AGREEMENTS                                                       -
TEMPORARY BORROWING                                                         |X|
TEMPORARY DEFENSIVE INVESTMENTS                                             |X|

                                     I-A-6

INVESTMENTS STRATEGIES USED BY THE FIRST INVESTORS EQUITY FUNDS

SPECIAL SITUATIONS FUND                    |X| Fund uses or currently       -     Fund does not currently
                                                  anticipates using                anticipate using
---------------------------------------------------------------------------------------------------------------------
DEBT SECURITIES                                                             |X|
     COMMERCIAL PAPER AND OTHER SHORT-TERM INVESTMENTS                      |X|
     CORPORATE BONDS AND NOTES                                              -
     CONVERTIBLE DEBT SECURITIES                                            |X|
     HIGH YIELD SECURITIES                                                  -
     MORTGAGE-BACKED SECURITIES                                             -
     OTHER ASSET-BACKED SECURITIES                                          -
     MUNICIPAL SECURITIES                                                   -
     SYNDICATED BANK LOANS                                                  -
     U.S. GOVERNMENT SECURITIES                                             |X|
     VARIABLE AND FLOATING RATE SECURITIES                                  -
     ZERO COUPON AND PAY-IN-KIND BONDS                                      -
EQUITY SECURITIES                                                           |X|
     COMMON STOCKS, PREFERRED STOCKS, AND WARRANTS                          |X|
     SHARES OF OTHER INVESTMENT COMPANIES                                   |X|
     SHARES OF EXCHANGE TRADED FUNDS                                        |X|
     REAL ESTATE INVESTMENT TRUSTS                                          |X|
FOREIGN SECURITIES EXPOSURE                                                 |X|
     DEPOSITORY RECEIPTS                                                    |X|
     FOREIGN SECURITIES TRADED IN THE U.S.                                  |X|
     FOREIGN SECURITIES TRADED IN FOREIGN MARKETS                           -
     FOREIGN SECURITIES TRADED IN EMERGING MARKETS                          -
DERIVATIVES                                                                 -
     CREDIT-LINKED SECURITIES                                               -
     INVERSE FLOATERS                                                       -
     INTEREST RATE SWAPS                                                    -
RESTRICTED AND ILLIQUID SECURITIES                                          |X|
WHEN-ISSUED SECURITIES                                                      |X|
STAND-BY COMMITMENTS                                                        -
OPTIONS                                                                     -
FUTURES                                                                     -
REPURCHASE AGREEMENTS                                                       -
TEMPORARY BORROWING                                                         |X|
TEMPORARY DEFENSIVE INVESTMENTS                                             |X|

                                     I-A-7

INVESTMENTS STRATEGIES USED BY THE FIRST INVESTORS EQUITY FUNDS

FOCUSED EQUITY FUND                        |X| Fund uses or currently     -     Fund does not currently
                                                  anticipates using              anticipate using
---------------------------------------------------------------------------------------------------------------------
DEBT SECURITIES                                                           |X|
     COMMERCIAL PAPER AND OTHER SHORT-TERM INVESTMENTS                    |X|
     CORPORATE BONDS AND NOTES                                            -
     CONVERTIBLE DEBT SECURITIES                                          -
     HIGH YIELD SECURITIES                                                -
     MORTGAGE-BACKED SECURITIES                                           -
     OTHER ASSET-BACKED SECURITIES                                        -
     MUNICIPAL SECURITIES                                                 -
     SYNDICATED BANK LOANS                                                -
     U.S. GOVERNMENT SECURITIES                                           |X|
     VARIABLE AND FLOATING RATE SECURITIES                                -
     ZERO COUPON AND PAY-IN-KIND BONDS                                    -
EQUITY SECURITIES                                                         |X|
     COMMON STOCKS, PREFERRED STOCKS, AND WARRANTS                        |X|
     SHARES OF OTHER INVESTMENT COMPANIES                                 |X|
     SHARES OF EXCHANGE TRADED FUNDS                                      |X|
     REAL ESTATE INVESTMENT TRUSTS                                        |X|
FOREIGN SECURITIES EXPOSURE                                               |X|
     DEPOSITORY RECEIPTS                                                  |X|
     FOREIGN SECURITIES TRADED IN THE U.S.                                |X|
     FOREIGN SECURITIES TRADED IN FOREIGN MARKETS                         |X|
     FOREIGN SECURITIES TRADED IN EMERGING MARKETS                        -
DERIVATIVES                                                               -
     CREDIT-LINKED SECURITIES                                             -
     INVERSE FLOATERS                                                     -
     INTEREST RATE SWAPS                                                  -
RESTRICTED AND ILLIQUID SECURITIES                                        |X|
WHEN-ISSUED SECURITIES                                                    |X|
STAND-BY COMMITMENTS                                                      -
OPTIONS                                                                   |X|
FUTURES                                                                   |X|
REPURCHASE AGREEMENTS                                                     |X|
TEMPORARY BORROWING                                                       |X|
TEMPORARY DEFENSIVE INVESTMENTS                                           |X|

                                     I-A-8

INVESTMENTS STRATEGIES USED BY THE FIRST INVESTORS EQUITY FUNDS

GLOBAL FUND                                |X| Fund uses or currently      -      Fund does not currently
                                                  anticipates using               anticipate using
---------------------------------------------------------------------------------------------------------------------
DEBT SECURITIES                                                            |X|
     COMMERCIAL PAPER AND OTHER SHORT-TERM INVESTMENTS                     |X|
     CORPORATE BONDS AND NOTES                                             -
     CONVERTIBLE DEBT SECURITIES                                           -
     HIGH YIELD SECURITIES                                                 -
     MORTGAGE-BACKED SECURITIES                                            -
     OTHER ASSET-BACKED SECURITIES                                         -
     MUNICIPAL SECURITIES                                                  -
     SYNDICATED BANK LOANS                                                 -
     U.S. GOVERNMENT SECURITIES                                            |X|
     VARIABLE AND FLOATING RATE SECURITIES                                 -
     ZERO COUPON AND PAY-IN-KIND BONDS                                     -
EQUITY SECURITIES                                                          |X|
     COMMON STOCKS, PREFERRED STOCKS, AND WARRANTS                         |X|
     SHARES OF OTHER INVESTMENT COMPANIES*                                 |X|
     SHARES OF EXCHANGE TRADED FUNDS**                                     |X|
     REAL ESTATE INVESTMENT TRUSTS                                         |X|
FOREIGN SECURITIES EXPOSURE                                                |X|
     DEPOSITORY RECEIPTS                                                   |X|
     FOREIGN SECURITIES TRADED IN THE U.S.                                 |X|
     FOREIGN SECURITIES TRADED IN FOREIGN MARKETS                          |X|
     FOREIGN SECURITIES TRADED IN EMERGING MARKETS                         |X|
DERIVATIVES                                                                -
     CREDIT-LINKED SECURITIES                                              -
     INVERSE FLOATERS                                                      -
     INTEREST RATE SWAPS                                                   -
RESTRICTED AND ILLIQUID SECURITIES                                         |X|
WHEN-ISSUED SECURITIES                                                     |X|
STAND-BY COMMITMENTS                                                       -
OPTIONS                                                                    |X|
FUTURES                                                                    |X|
REPURCHASE AGREEMENTS                                                      |X|
TEMPORARY BORROWING                                                        |X|
TEMPORARY DEFENSIVE INVESTMENTS                                            |X|

-------------------------------
* May not  invest in  domestic  investment  companies  but may invest in foreign investment companies under certain circumstances.
** May not invest if the ETF is organized as a domestic investment company.  May invest,  under  certain  circumstances,  if the ETF is  organized  as a  foreign investment company.

                                     I-A-9

                                   APPENDIX B

             INVESTMENT POLICIES OF THE FIRST INVESTORS EQUITY FUNDS


          The following is a list of the investment policies of each Fund other than those policies that are set forth in the Fund's prospectus. Each Fund's investment policies are designed to set limits on or prohibit the Fund from engaging in specified investment strategies. For a description of the investment strategies that each Fund actually uses or currently contemplates using, you should review the prospectus for the Fund and Appendix A of this SAI.


          Each Fund also has adopted the investment policies that are set forth below. Unless identified as non-fundamental, these investment policies are fundamental policies which may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). As defined by the 1940 Act, a "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

          Each Fund's investment objective is a non-fundamental policy of the Fund. Non-fundamental policies may be changed by the Board of Trustees ("Board") without shareholder approval. Except with respect to borrowing, or as otherwise expressly provided, changes in values of a Fund's assets will not cause a violation of the Fund's investment policies.

          EACH FUND MAY NOT:

          (1) Borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

          (2) Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

          (3) Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

          (4) Except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more that 10% of the outstanding voting securities of that issuer.

          (5) Except for any Fund that is "concentrated" in an industry or group of industries within the meaning of the 1940 Act, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

          (6) Purchase or sell real estate, except that, to the extent permitted by applicable law, each Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

          (7) Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), and options on financial futures contracts (including futures contracts on indices of securities, interest rates and

                                     I-B-1
currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

          (8) Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended ("1933 Act") in the disposition of restricted securities or in connection with investment in other investment companies.

          The TOTAL RETURN FUND has adopted the following non-fundamental investment restrictions, which may be changed without shareholder approval.

          (1) The Fund will not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Fund's Board, or the Adviser acting pursuant to authority delegated by the Board, may determine that a readily available market exists for
Section 4(2) commercial paper and securities that are eligible for resale without registration pursuant to Rule 144A or any other exemption under the 1933 Act, and therefore that such securities are not subject to the foregoing limitation on illiquid securities. The Adviser will monitor the liquidity of such restricted securities under the supervision of the Board.

          (2) The Fund will not enter into futures contracts or options on futures contracts for non-bona fide hedging purposes if immediately thereafter the aggregate margin deposits on all outstanding futures contracts positions held by the Fund and premiums paid on outstanding options on futures contracts, after taking into account unrealized profits and losses, would exceed 5% of the market value of the total assets of the Fund, or enter into any futures contracts or options on futures contracts if the aggregate amount of the Fund's commitments under outstanding futures contracts positions and options on future contracts written by the Fund would exceed the market value of the total assets of the Fund.

          (3) The Fund will not pledge assets, except that the Fund may pledge its assets to secure borrowings made in accordance with fundamental investment restriction (1) above, provided the Fund maintains asset coverage of at least 300% for pledged assets; provided, however, this limitation will not prohibit escrow, collateral or margin arrangements in connection with the Fund's use of options, futures contracts or options on futures contracts.

          (4) The Fund will not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

          (5) The Fund may invest up to 5% of its net assets in zero coupon and pay in kind securities.

          (6) The Fund may invest up to 10% of its net assets in securities issued on a when-issued or delayed delivery basis at the time the purchase is made.

          (7) No more than 25% of the Fund's assets may be invested in corporate debt securities and municipal bonds rated below Baa by Moody's or BBB by S&P.

          (8) The Fund may invest without limitation in securities of foreign companies that are U.S. dollar denominated and traded on a U.S.
securities exchange, or the Nasdaq, either directly or through depository receipts. Although the Fund may also invest in securities of foreign companies that are denominated in foreign currencies or that are not listed or traded on a U.S. securities exchange or the Nasdaq, it will not invest more than 5% of its total assets in such securities.

                                     I-B-2

          The VALUE FUND has adopted the following non-fundamental investment restrictions, which may be changed without shareholder approval.

          (1) The Fund will not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Fund's Board, or the Adviser acting pursuant to authority delegated by the Board, may determine that a readily available market exists for
Section 4(2) commercial paper and securities that are eligible for resale without registration pursuant to Rule 144A or any other exemption under the 1933 Act, and therefore that such securities are not subject to the foregoing limitation on illiquid securities. The Adviser will monitor the liquidity of such restricted securities under the supervision of the Board.

          (2) The Fund will not make short sales of securities, except short sales "against the box."

          (3) The Fund may invest without limitation in securities of foreign companies that are U.S. dollar denominated and traded on a U.S.
securities exchange, or the Nasdaq, either directly or through depository receipts. Although the fund may also invest in securities of foreign companies that are denominated in foreign currencies or that are not listed or traded on a U.S. securities exchange or the Nasdaq, it will not invest more than 5% of its total assets in such securities.

          (4) The Fund may not invest more than 5% of its total assets in debt securities rated below Baa by Moody's or BBB by S&P.

          (5) The Fund may invest up to 10% of its net assets in securities issued on a when-issued or delayed delivery basis at the time the repurchase is made.

          The  BLUE  CHIP  FUND  has  adopted  the   following   non-fundamental
investment restrictions, which may be changed without shareholder approval.

          (1) The Fund will not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Fund's Board, or the Adviser acting pursuant to authority delegated by the Board, may determine that a readily available market exists for
Section 4(2) commercial paper and securities that are eligible for resale without registration pursuant to Rule 144A or any other exemption under the 1933 Act, and therefore that such securities are not subject to the foregoing limitation on illiquid securities. The Adviser will monitor the liquidity of such restricted securities under the supervision of the Board.

          (2) The Fund may invest without limitation in securities of foreign companies that are U.S. dollar denominated and traded on a U.S.
securities exchange, or the Nasdaq, either directly or through depository receipts. Although the Fund may also invest in securities of foreign companies that are denominated in foreign currencies or that are not listed or traded on a U.S. securities exchange or the Nasdaq, it will not invest more than 5% of its total assets in such securities.

          (3) No more than 5% of the Fund's net assets may be invested in corporate debt securities rated below Baa by Moody's or BBB by S&P.

          The GROWTH & INCOME FUND has adopted the following non-fundamental investment restrictions, which may be changed without shareholder approval.

          (1) The Fund will not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal

                                     I-B-3
and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Fund's Board, or the Adviser acting pursuant to authority delegated by the Board, may determine that a readily available market exists for
Section 4(2) commercial paper and securities that are eligible for resale without registration pursuant to Rule 144A or any other exemption under the 1933 Act, and therefore that such securities are not subject to the foregoing limitation on illiquid securities. The Adviser will monitor the liquidity of such restricted securities under the supervision of the Board.

          (2) The Fund will not make investments for the purpose of exercising control or management.

          (3)       The Fund will not purchase any securities on margin.

          (4) The Fund will not purchase or sell portfolio securities from or to the Adviser or any director or officer thereof or of ALL-CAP GROWTH FUND, FOCUSED EQUITY FUND, GROWTH & INCOME FUND, MID-CAP OPPORTUNITY FUND and VALUE FUND, as principals.

          (5) The Fund may invest without limitation in securities of foreign companies that are U.S. dollar denominated and traded on a U.S.
securities exchange, or the Nasdaq, either directly or through depository receipts. Although the Fund may also invest in securities of foreign companies that are denominated in foreign currencies or that are not listed or traded on a U.S. securities exchange or the Nasdaq, it will not invest more than 5% of its total assets in such securities.

          (6) The Fund may invest up to 20% of its total assets in convertible debt securities rated below Baa by Moody's or BBB by S&P (including convertible debt securities that have been downgraded below such ratings), or in unrated convertible debt securities that are of comparable quality as determined by the Fund's Adviser.

          (7) It is the Fund's policy to attempt to sell, within a reasonable time period, a debt security which has been downgraded below investment grade (other than convertible debt securities, as previously discussed), provided that such disposition is in the best interests of the Fund and its shareholders.

          (8) The Fund may invest up to 10% of its net assets in securities issued on a when-issued or delayed delivery basis at the time the purchase is made.

          The ALL-CAP GROWTH FUND has adopted the following non-fundamental investment restrictions, which may be changed without shareholder approval. (1) The Fund will not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Fund's Board, or the Subadviser acting pursuant to authority delegated by the Board, may determine that a readily available market exists for section 4(2) commercial paper and securities that are eligible for resale without registration pursuant to Rule 144A or any other exemption under the 1933 Act and therefore that such securities are not subject to the foregoing limitation on illiquid securities. The Subadviser will monitor the liquidity of such restricted securities under the supervision of the Board.

          (2) The Fund may invest without limitation in securities of foreign companies that are U.S. dollar denominated and traded on a U.S. securities exchange, or the Nasdaq Stock Market ("Nasdaq"), either directly or through depository receipts. Although the Fund may also invest in securities of foreign companies that are denominated in foreign currencies or that are not listed or traded on a U.S. securities exchange or the Nasdaq, it will not invest more than 5% of its total assets in such securities.

          (3) The Fund may invest up to 10% of its net assets in securities issued on a when-issued or delayed delivery basis at the time the purchase is made.

                                     I-B-4

          The MID-CAP OPPORTUNITY FUND has adopted the following non-fundamental investment restrictions, which may be changed without shareholder approval.

          (1) The Fund will not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Fund's Board, or the Adviser acting pursuant to authority delegated by the Board, may determine that a readily available market exists for
Section 4(2) commercial paper and securities that are eligible for resale without registration pursuant to Rule 144A or any other exemption under the 1933 Act, and therefore that such securities are not subject to the foregoing limitation on illiquid securities. The Adviser will monitor the liquidity of such restricted securities under the supervision of the Board.

          (2) The Fund will not write, purchase or sell options (puts, calls or combinations thereof).

          (3) The Fund may invest without limitation in securities of foreign companies that are U.S. dollar denominated and traded on a U.S.
securities exchange, or the Nasdaq, either directly or through depository receipts. Although the Fund may also invest in securities of foreign companies that are denominated in foreign currencies or that are not listed or traded on a U.S. securities exchange or the Nasdaq, it will not invest more than 5% of its total assets in such securities.

          (4) No more than 5% of the Fund's net assets will remain invested in securities which have been downgraded below investment grade.

          (5) The Fund may invest up to 5% of its net assets in securities issued on a when-issued or delayed delivery basis.

          The SPECIAL SITUATIONS FUND has adopted the following non-fundamental investment restrictions, which may be changed without shareholder approval.

          (1) The Fund will not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Fund's Board, or the Adviser acting pursuant to authority delegated by the Board, may determine that a readily available market exists for
Section 4(2) commercial paper and securities that are eligible for resale without registration pursuant to Rule 144A or any other exemption under the 1933 Act, and therefore that such securities are not subject to the foregoing limitation on illiquid securities. The Adviser will monitor the liquidity of such restricted securities under the supervision of the Board.

          (2) The Fund will not write, purchase or sell options (puts, calls or combinations thereof).

          (3) The Fund may invest without limitation in securities of foreign companies that are U.S. dollar denominated and traded on a U.S.
securities exchange, or the Nasdaq, either directly or through depository receipts. Although the Fund may also invest in securities of foreign companies that are denominated in foreign currencies or that are not listed or traded on a U.S. securities exchange or the Nasdaq, it will not invest more than 5% of its total assets in such securities.

          (4) The Fund may invest up to 5% of its total assets in the securities of other registered investment companies.

                                     I-B-5

          The FOCUSED EQUITY FUND has adopted the following non-fundamental investment restrictions, which may be changed without shareholder approval.

          (1) The Fund will not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Fund's Board, or the Fund's Subadviser acting pursuant to authority delegated by the Board, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation. The Fund's Subadviser will monitor the liquidity of such restricted securities under the supervision of the Board.

          (2) The Fund may invest without limitation in securities of foreign companies that are U.S. dollar denominated and traded on a U.S.
securities exchange, or the Nasdaq, either directly or through depository receipts. Although the Fund may also invest in securities of foreign companies that are denominated in foreign currencies or that are not listed or traded on a U.S. securities exchange or the Nasdaq, it will not invest more than 5% of its total assets in such securities.

          (3) The Fund may invest up to 5% of its net assets in securities issued on a when-issued or delayed delivery basis.

          The Global Fund has adopted the following non-fundamental investment restrictions, which may be changed without shareholder approval.

          (1) The Fund will not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Fund's Board, or the Fund's Subadviser acting pursuant to authority delegated by the Board, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation. The Fund's Subadviser will monitor the liquidity of such restricted securities under the supervision of the Board.

          (2) The Fund will not pledge, mortgage or hypothecate any of its assets, except that the Fund may pledge its assets to secure borrowings made in accordance with fundamental investment restriction (1) above, provided the Fund maintains asset coverage of at least 300% for all such borrowings.


          (3) The Fund may invest up to 5% of its net assets in securities issued on a when-issued or delayed delivery basis.


                                     I-B-6

                  STATEMENT OF ADDITIONAL INFORMATION PART II

                             DATED JANUARY 30, 2006


         Part II of this SAI describes policies and practices that apply to each of the Funds in the First Investors Family of Funds, except as otherwise indicated. The First Investors Family of Funds (or "First Investors Funds") consists of 10 registered investment companies: First Investors Equity Funds, First Investors Income Funds, First Investors Insured Tax Exempt Fund, Inc., First Investors Life Series Fund, First Investors Multi-State Insured Tax Free Fund, First Investors New York Insured Tax Free Fund, Inc., First Investors Series Fund, First Investors Special Bond Fund, Inc., First Investors Tax-Exempt Money Market Fund, Inc., and Executive Investors Trust. The term "Fund" as used herein includes each individual series of each series investment company, except as otherwise indicated. The Shareholder Manual is not applicable to First Investors Life Series Funds and First Investors Special Bond Fund.


                          PART II - TABLE OF CONTENTS
                          ---------------------------

DESCRIPTIONS OF INVESTMENT STRATEGIES AND RISKS................................2
I.    DEBT SECURITIES..........................................................2
II.   EQUITY SECURITIES........................................................7
III.  FOREIGN SECURITIES EXPOSURE..............................................8
IV.   RESTRICTED AND ILLIQUID SECURITIES.......................................9
V.    WHEN-ISSUED SECURITIES..................................................10
VI.   STANDBY COMMITMENTS.....................................................10
VII.  FUTURES AND OPTIONS.....................................................10
VIII. DERIVATIVES.............................................................14
IX.   REPURCHASE AGREEMENTS...................................................16
X.    TEMPORARY BORROWING.....................................................16
XI.   TEMPORARY DEFENSIVE INVESTMENTS.........................................16
PORTFOLIO HOLDINGS INFORMATION POLICIES AND PROCEDURES........................17
PORTFOLIO TURNOVER..................................................... ......18
MANAGEMENT OF THE FUNDS.......................................................18
RESPONSIBILITIES OF THE BOARD OF THE FUNDS....................................22
UNDERWRITER AND DEALERS.......................................................23
DISTRIBUTION PLANS............................................................24
DETERMINATION OF NET ASSET VALUE..............................................24
ALLOCATION OF PORTFOLIO BROKERAGE.............................................26
CREDIT RATINGS INFORMATION....................................................27
GENERAL INFORMATION...........................................................31
APPENDIX A - TAXES...........................................................A-1
APPENDIX B - SHAREHOLDER MANUAL..............................................B-1

                DESCRIPTIONS OF INVESTMENT STRATEGIES AND RISKS

         The following are descriptions of investment strategies that are used by one or more of the Funds within the First Investors Family of Funds, as well as the risks of those strategies. To determine which strategies are used by a particular First Investors Fund, you must review the prospectus and Appendices A and B of Part I of the SAI with respect to such Fund. The prospectus will identify the principal investment strategies of the Fund and the principal risks of those strategies. Appendix A contains schedules listing the investment strategies that may be used by each Fund covered by the SAI. Appendix B describes the investment policies that may limit or restrict the Fund's ability to use certain investment strategies. The references below to "Funds" or a "Fund" refer to those Funds that are authorized to invest in the described securities.

I.       DEBT SECURITIES


         The Funds may invest in all of the debt securities described below. The market value of most debt securities is influenced by changes in the level of interest rates. Generally, as interest rates rise, the market value of a debt security decreases. Conversely, as interest rates fall, the market value of a debt security increases. This is referred to as interest rate risk. Factors which could result in a rise in interest rates, and a decrease in the market value of a debt security, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an expansion in the Federal budget deficit and an increase in the price of commodities such as oil.

         The market value of most debt securities is influenced by the credit risks associated with such security. Credit risk is the risk that an issuer may not be able to pay principal and interest when due. The debt securities that are purchased by the Funds may be rated investment grade, may be rated below investment grade or may be unrated. Debt obligations rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Ratings Group ("S&P") are considered investment grade. Bonds that are rated lower than Baa or BBB are considered below investment grade and are referred to as "High Yield Securities." In general, the lower the credit rating for a debt security, the higher the credit risk. As discussed below, High Yield Securities are speculative and generally involve a higher risk of loss of principal and income than higher-rated debt securities. Even debt obligations that are rated Baa by Moody's or BBB by S&P have speculative characteristics.

         A. COMMERCIAL  PAPER AND OTHER  SHORT-TERM  INVESTMENTS.  The Funds may
invest in commercial paper (which are short-term promissory notes issued by corporations), commercial bank obligations (such as certificates of deposit and bankers acceptances), and short-term obligations issued by the U.S. government, its agencies, or instrumentalities. Commercial paper is generally sold without registration pursuant to exemptions under the Securities Act of 1933, such as
Section 3(a)(3) or 4(2). The commercial paper purchased by the Funds may be liquid or illiquid. See "Restricted and Illiquid Securities" for risks associated with investing in restricted and illiquid securities. The commercial paper purchased by the Funds may be rated or unrated. The commercial paper purchased by the Funds may also take the form of short term promissory notes that are backed by assets, such as credit card and other receivables. See "Other Asset-Backed Securities."

         B. CORPORATE BONDS AND NOTES. The Funds may invest in bonds and notes issued by corporations and other similar entities. Corporate bonds and notes generally have maturities of between one and thirty years. In general, the longer the maturity of a bond, the greater the interest rate risk. The corporate bonds and notes that may be purchased by the Funds may be convertible into equity securities. See "Convertible Debt Securities." The Funds may also invest in debt securities that are accompanied by warrants or rights that are convertible into the issuer's equity securities. The Funds may sell or retain such warrants or rights.

         C. CONVERTIBLE DEBT SECURITIES. The Funds may invest in convertible debt securities. A convertible debt security is generally a debt obligation that may be converted into the stock of the same or different issuer. The value of a convertible bond may be dependent in part on the value of the issuer's equity securities.

         D. HIGH YIELD SECURITIES. The Funds may invest in high yield, high risk securities also known as junk bonds ("High Yield Securities"), including securities of companies that are in default or undergoing bankruptcy or reorganization ("Distressed Securities). High yield securities include bonds that are rated below Baa by Moody's Investors Service, Inc., or below BBB by Standard & Poor's Ratings Group as well as unrated bonds that are determined by the Funds to be of equivalent quality.

         Debt obligations, including convertible debt securities, rated lower than Baa by Moody's or BBB by S&P, are speculative and generally involve a higher risk of loss of principal and income than higher-rated debt securities. The prices of High Yield Securities tend to be more sensitive to adverse economic changes or individual corporate developments than those of higher quality bonds. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of High Yield Securities. A significant economic downturn or a substantial period of rising interest rates could severely affect the market for High Yield Securities. In these circumstances, issuers of High Yield Securities might have greater difficulty in making principal and interest payments, meeting projected business goals, and obtaining additional financing. Thus, there could be a higher incidence of default. This would affect the value of such securities. Further, if the issuer of a security owned by a Fund defaults, that Fund might incur additional expenses to seek recovery.

         The Funds could also incur a loss by investing in a High Yield Security due to an inaccurate evaluation of its credit risk. There may be less information available about issuers of High Yield Securities than is available concerning issuers of higher quality debt. Moreover, the credit ratings issued by credit rating services may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of High Yield Securities. Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security's market value.

         The market for High Yield Securities generally is thinner and less active than that for higher quality bonds, which may limit a Fund's ability to sell such securities at reasonable prices in response to changes in the economy or the financial markets. High Yield Securities are typically traded among a small number of broker-dealers. Purchasers of High Yield Securities tend to be institutions, rather than individuals, which is a factor that further limits the secondary market. A less active and thinner market for High Yield Securities than that available for higher quality securities may result in more difficulty in executing trades at favorable prices, particularly during unsettled market conditions.

         The ability of a Fund to value or sell High Yield Securities will be adversely affected to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable objective information available and thus the task of valuing High Yield Securities becomes more difficult, with judgment playing a greater role. Further, adverse publicity about the economy or a particular issuer may adversely affect the public's perception of the value, and thus liquidity, of a High Yield Security, whether or not such perceptions are based on a fundamental analysis.

         If an issuer of a High Yield Security containing a redemption or call provision exercises either provision in a declining interest rate market, a Fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if a Fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. This could result in decreasing the assets to which Fund expenses could be allocated and in a reduced rate of return for that Fund.

         A High Yield Security may itself be convertible into or exchangeable for equity securities, or may carry with it the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security. To the extent permitted by a Fund's investment policies, securities received upon conversion or exercise of warrants and securities remaining upon the break-up of units or detachment of warrants may be retained to permit orderly disposition, to establish a long-term holding period for Federal income tax purposes, or to seek capital appreciation.

         E. INCOME DEPOSIT SECURITIES ("IDSs"). An IDS represents two separate securities, a share of common stock and a debt security issued by the same company, that are combined into one unit that trades like a stock on an exchange. Generally, the holder of an IDS has the right to separate the IDS into the share of common stock and the note represented thereby within a designated number of days following the closing of an offering or upon the occurrence of a change of control.

         IDSs are subject to the same risks as the underlying securities that make up an IDS. There may be a thinner and less active market for IDSs than that available for higher quality securities. An issuer's indebtedness could restrict its ability to pay interest and principal on the notes, pay dividends on the stock, and impact financing options and liquidity positions.

         F. SYNDICATED BANK LOANS. A Fund may invest in syndicated bank loans. An investment in a syndicated bank loan does not violate a Fund's fundamental investment policy against making loans because syndicated bank loans are sold to institutional investors and trade like other debt instruments. Syndicated bank loan participations are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with the purchasing participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a Fund will be subject to credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

         Investments in syndicated bank loans present the possibility that a Fund could be held liable as co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, a Fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund anticipates that syndicated bank loans could be sold only to a limited number of institutional investors. In addition, some syndicated bank loans may not be rated by major rating agencies and may not be protected by the securities laws.

         Investments in syndicated bank loans involve risk of loss in case of default or insolvency of the borrower. Syndicated bank loans may not be readily marketable and may be subject to restrictions on resale.

         G. MORTGAGE-BACKED SECURITIES. The Funds may invest in mortgage-backed securities, including collateralized mortgage obligations and mortgage pass-through securities. These securities represent interests in pools of mortgage loans. The payments of principal and interest on the underlying loans pass through to investors. Although the underlying mortgage loans are for specified periods of time, such as fifteen to thirty years, the borrowers can, and typically do, repay them sooner. Thus, the security holders may receive prepayments of principal, in addition to the principal, which is part of the regular monthly payments.

         There are three types of interest rate related risks associated with mortgage-backed securities. The first is interest rate risk. The values of mortgage-backed securities will generally fluctuate inversely with interest rates. The second is prepayment risk. This is the risk that borrowers will repay their mortgages earlier than anticipated. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. Thus, in times of declining interest rates, some higher yielding mortgages might be repaid resulting in larger cash payments to the Fund, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities. The third is extension risk. When interest rates rise, prepayments often drop, which should extend the average maturity of the mortgage-backed security. This makes mortgage-backed securities more sensitive to interest rate changes.

         Mortgage-backed securities may also be subject to credit risk. Payment of principal and interest on most mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by U.S. Government agencies whose obligations are backed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association) or may be guaranteed by agencies or instrumentalities of the U.S. Government whose obligations are not backed by the full faith and credit of the U.S. Government (such as the Federal National Mortgage Association ("Fannie Mae") or the Federal Home Loan Mortgage Corporation ("Freddie Mac")). See "U.S. Government Securities." Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

         H. OTHER ASSET-BACKED SECURITIES. The Funds may invest in other forms of asset-backed securities i.e., in addition to asset-based commercial paper and mortgage-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card receivables, automobile loans, airplane leases, equipment leases, and other forms of receivables. These securities present certain risks in addition to those normally associated with debt securities. For instance, these securities may not have the benefit of any security interest in any collateral that could ensure payment of the receivable. For example, credit card receivables are generally unsecured. The obligors may also be entitled to the protection of a number of state and federal credit laws. Moreover, even if there are perfected security interests in the underlying collateral, there is the possibility that recoveries on repossessed collateral may not be sufficient to support payments on these securities.

         To lessen the effect of failures by obligors on underlying assets to make payments, asset-backed securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. Credit supports, if any, do not protect against fluctuation in the market values of asset-backed securities. Moreover, a credit support depends upon the financial ability of its issuer to honor the support.

         I. MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by or on behalf of states, territories and possessions of the United States (such as Puerto Rico), the District of Columbia and their political subdivisions, agencies and instrumentalities. The two principal classifications of municipal securities are "general obligation" and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest. Revenue securities generally are payable only from revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a tax or other specific revenue source. The yields on municipal securities depend on, among other things, general bond market conditions, conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issuer.

         Generally, the values of municipal securities vary inversely to changes in interest rates. Municipal securities are also subject to credit risk, which is the risk that the obligor may not be able to repay the debt when due or in the case of a revenue security that the source of the revenue may not be sufficient. National, regional or state-wide economic developments may adversely affect the market value of municipal securities held by a Fund or the ability of particular obligors to make timely payments of debt service on those obligations. There is also the risk that some or all of the interest income that a Fund receives from municipal securities might become taxable or be determined to be taxable by the Internal Revenue Service, applicable state tax authorities, or a judicial body. Future court decisions or legislative actions may also affect the ability of the issuer of a municipal security to repay its obligations.

         J. U.S. GOVERNMENT SECURITIES. The Funds may invest in U.S. Government Securities. U.S. Government Securities include: (1) U.S. Treasury obligations (which differ only in their interest rates and maturities), (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government (such as securities issued by the FHA, GNMA, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the FHA and the Small Business Administration) and (3) securities that are guaranteed by agencies or instrumentalities of the U.S. Government but are not backed by the full faith and credit of the U.S. Government (such as the Fannie Mae, Freddie Mac or the Federal Home Loan Banks). These U.S. Government-sponsored entities, although chartered or sponsored by Congress, are not funded by Congressional appropriations and are not guaranteed nor insured by the U.S. Government. They are supported only by the credit of the issuing agency, instrumentality or corporation. The range of maturities of U.S. Government Securities is usually three months to thirty years. In general, the U.S. Government Securities tend to carry more interest rate risk than corporate bonds with similar maturities.

         The Funds may also invest in separated or divided U.S. Government Securities. These instruments represent a single interest, or principal, payment on a U.S. Government Security that has been separated from all the other interest payments as well as the security itself. When the Fund purchases such an instrument, it purchases the right to receive a single payment of a set sum at a known date in the future. The interest rate on such an instrument is determined by the price the Fund pays for the instrument when it purchases the instrument at a discount under what the instrument entitles the Fund to receive when the instrument matures. The amount of the discount the Fund will receive will depend upon the length of time to maturity of the separated U.S. Government Security and prevailing market interest rates when the separated U.S. Government Security is purchased. Separated U.S. Government Securities can be considered zero coupon investments because no payment is made to the Fund until maturity. The market values of these securities are much more susceptible to change in market interest rates than income-producing securities. See "Zero Coupon and Pay-In-Kind Securities." These securities are purchased with original issue discount and such discount is includable as gross income to a Fund shareholder over the life of the security.

         The Funds may also purchase certificates, not issued by the U.S. Treasury, which evidence ownership of future interest, principal or interest and principal payments on obligations issued by the U.S. Treasury. The actual U.S. Treasury securities will be held by a custodian on behalf of the certificate holder. These certificates are purchased with original issue discount and are subject to greater fluctuations in market value, based upon changes in market interest rates, than income-producing securities.

         K. VARIABLE RATE AND FLOATING RATE SECURITIES. The Funds may invest in variable rate and floating rate securities. Issuers of such notes include corporations, banks, broker-dealers, finance companies and issuers of municipal securities. Variable rate notes include master demand notes that are obligations permitting the holder to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations.

         The interest rate on a floating rate obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, there may be no established secondary market for these obligations and they may be illiquid. See "Restricted and Illiquid Securities" for the risks of illiquid securities. Where these obligations are not secured by letters of credit or other credit support arrangements, the right of a Fund to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies. The Funds will invest in obligations that are unrated only if they determine that, at the time of investment, the obligations are of comparable quality to the other obligations in which the Fund may invest. The Fund will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate obligations in the Fund's portfolio.

         L. ZERO COUPON AND PAY-IN-KIND SECURITIES. The Funds may invest in zero coupon and pay-in-kind securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities are those that pay "interest" through the issuance of additional securities. The market prices of zero coupon and pay-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned on zero coupon securities, and the "interest" received on pay-in-kind securities, each year must be accounted for by a Fund that holds such securities for purposes of determining the amount it must distribute that year to continue to qualify for tax treatment as a regulated investment company. Thus, a Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from a Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. A Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.

II.      EQUITY SECURITIES

         A. COMMON STOCKS, PREFERRED STOCKS, AND WARRANTS. The Funds may invest in equity securities, including common stocks, preferred stocks, rights, warrants that are convertible into common stocks. Equity securities are subject to market risk. This means that they may decline in value over short or even extended periods not only because of company-specific developments, but also due to an economic downturn, a change in interest rates, or a change in investor sentiment. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. The Funds may invest in equity securities of foreign companies directly or through depository receipts. Investments in the stocks of foreign companies involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets. See "Foreign Securities Exposure" for the additional information on the associated strategies and risks. The Funds may also invest in common stocks or other equity securities issued by newer and less seasoned companies with small to medium market capitalizations. Securities issued by such companies present greater risks than securities which are issued by larger, more established companies.

         B. SHARES OF OTHER INVESTMENT COMPANIES. The Funds may invest in the shares of other investment companies, including Exchange Traded Funds ("ETFs") that are registered as investment companies. Investments in the shares of other investment companies or ETFs carry all of the same risks that are associated with direct investments in the securities that are owned by such companies. See "Shares of Exchange Traded Funds." Investments in the shares of other investment companies or ETFs also expose a Fund to additional expenses. A Fund that invests in an investment company or an ETF will bear a proportionate share of the fees, including investment advisory and administrative fees, that are paid by such investment company or ETF.

         C. SHARES OF EXCHANGE-TRADED FUNDS. ETFs essentially are baskets of stocks that are listed on an exchange and trade like individual stocks. ETFs typically seek to replicate selected indices. The value of an ETF is usually determined by demand for the underlying securities themselves. Although the value of an ETF is related to the ETF's underlying portfolio assets, shares of ETFs (like shares of closed-end investment companies) can trade at a discount to net asset value. In addition, a failure to maintain the exchange listing of an ETF's shares and substantial market or other disturbances could adversely affect the value of such securities.

         ETFs may or may not be registered as investment companies depending upon how they are organized. ETFs that are organized as unit investment trusts are registered under the 1940 Act as investment companies. Examples of such ETFs include iShares (formerly called World Equity Benchmark Shares or WEBS) and Standard & Poor's Depository Receipts ("SPDRs"). ETFs that are organized as grantor trusts, such as Holding Company Depository Receipts ("HOLDRs"), generally are not required to register as investment companies under the 1940 Act. Investments in ETFs, whether or not registered or not registered as investment companies, expose the Funds to additional fees.

         D. REAL ESTATE INVESTMENT TRUSTS. The Funds may invest in shares of real estate investment trusts ("REITs"). Equity REITS invest in income-producing real estate. They produce income from rental and lease payments as well as occasional sales of property. Mortgage REITs make construction, development, and long-term mortgage loans. They produce income from repayment of the loans and sales of the loan obligations. REITs may invest in both real estate and real estate loans.

         Unlike most corporations, REITs do not have to pay federal income tax if they meet certain Internal Revenue Code requirements. To qualify, a REIT must
(1) distribute to its shareholders for each taxable year at least 90% of the sum of its "real estate investment trust taxable income" and certain other income and (2) must derive at least 75% of its gross income from rent from, interest on mortgages, and on sales of real property. REITs generally offer investors greater liquidity and diversification than direct ownership of real estate, as well as greater income potential than an investment in common stocks.

         REITs are subject to real estate industry risk. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country as well as different regions, and the strength of specific industries that rent properties. Ultimately, an individual REIT's performance depends on the types and locations for the properties it owns and on how well the REIT manages its properties. For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failures to pay rent, or incompetent management. Property values could decrease because of overbuilding in the area, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Loss of federal tax status as a REIT may also affect an individual REIT's performance.

         REITs are also subject to interest rate risk. REIT stock prices overall will decline over short or even long periods because of rising interest rates. In general, during periods of high interest rate risks, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments. Higher interest rates also mean that financing for real estate purchases and improvements may be more costly and difficult to obtain.

         REITs tend to be small or medium-size companies. Because small and mid-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuation than the stocks of larger companies. See "Restricted and Illiquid Securities" for the risks of illiquid securities.

         E. INCOME DEPOSIT  SECURITIES  ("IDSs").  For a discussion of IDSs, see
Section I. Debt Securities - E. Income Deposit Securities.

III.     FOREIGN SECURITIES EXPOSURE

         The Funds may invest in securities issued by foreign companies or governmental authorities either directly or through depository receipts or exchange traded funds ("ETFs") (generally "foreign securities"). Investing in foreign securities involves more risk than investing in U.S. securities. Changes in the value of foreign currencies can significantly affect the value of a foreign security held by a Fund, irrespective of developments relating to the issuer. In addition, the values of foreign securities may be affected by changes in exchange control regulations and fluctuations in the relative rates of exchange between the currencies of different nations, as well as by economic and political developments. Other risks involved in investing in foreign securities include the following: there may be less publicly available information about foreign companies comparable to the reports and ratings that are published about companies in the United States; foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies; some foreign stock markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of a Fund held in foreign countries. Investments in foreign government debt obligations also involve special risks. The issuer of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and a Fund may have limited legal resources in the event of default. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance.

         A. DEPOSITORY RECEIPTS. The Funds may invest in securities issued by foreign companies through American Depository Receipts ("ADRs") or Global Depository Receipts ("GDRs"). ADRs typically are issued by a U.S. bank or trust company and evidence ownership of the underlying securities of foreign issuers. Generally, ADRs are denominated in U.S. dollars and are designed for use in the U.S. securities markets. Thus, these securities are not denominated in the same currency as the underlying securities into which they may be converted. ADRs are not considered by the Funds to be foreign securities for purpose of any investment restrictions on investments in foreign securities. ADRs are, however, subject to many of the risks inherent in investing in foreign securities, including but not limited to currency fluctuations, political instability, government regulation, unfavorable political or legal developments, and differences in financial reporting standards. ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security. Holders of unsponsored depository receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

         GDRs are issued globally and evidence a similar ownership arrangement to ADRs. Generally, GDRs are not denominated in U.S. dollars and are designed for trading in non-U.S. securities markets. Unlike ADRs, GDRs are typically denominated in foreign currencies. They may not, however, be denominated in the same currency as the underlying securities into which they may be converted. As with ADRs, the issuers of the securities underlying unsponsored GDRs are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the GDRs. GDRs also involve the risks of other investments in foreign securities. For purposes of any investment restrictions on investments in foreign securities, GDRs are considered to be foreign securities.

         B. FOREIGN SECURITIES TRADED IN THE UNITED STATES. The Funds may invest directly in foreign equity or debt securities that are traded in the United States. Such securities are generally denominated in United States dollars. They also may be issued originally in the United States. For example, some foreign companies raise capital by selling dollar-denominated bonds to institutional investors in the United States ("Yankee Bonds"). Such bonds have all of the risks associated with foreign securities traded in foreign markets, except for the risks of foreign securities markets. There may be a thin trading market for foreign securities that are traded in the United States, and in some cases such securities may be illiquid, since such securities may be restricted and traded principally among institutional investors. See "Restricted and Illiquid Securities" for the risks of illiquid securities. To the extent that dollar-denominated foreign stocks and bonds are traded in the United States securities markets, the Funds do not consider them to be foreign securities for purposes of investment policies restricting investments on such securities.

         C. FOREIGN SECURITIES TRADED IN FOREIGN MARKETS. The Funds may invest in foreign securities that are traded in foreign securities markets. In addition to the general risks of foreign investments discussed above, securities that are traded in foreign markets present special risks, including higher brokerage costs, potentially thinner trading markets, extended settlement periods and the risks of holding securities with foreign subcustodians and securities depositories. When the Funds are investing in securities that are denominated in foreign currencies, they may also sell securities denominated in foreign currencies and retain the proceeds in those foreign currencies to use at a future date (to purchase other securities denominated in those currencies) or buy foreign currencies outright to purchase securities denominated in those foreign currencies at a future date.

         D. FOREIGN SECURITIES TRADED IN EMERGING MARKETS. The Funds may invest in the securities of issuers in less developed foreign countries including countries whose economies or securities markets are not yet highly developed.
There are special risks associated with investing in emerging markets in addition to those described above in "Foreign Securities Traded in Foreign Markets." These special risks include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures.

IV.      RESTRICTED AND ILLIQUID SECURITIES

         The Funds may invest in restricted and illiquid securities. Restricted securities are securities that are subject to legal restrictions on resale, such as securities that have been issued in private transactions without registration under the Securities Act of 1933 ("1933 Act"). Restricted securities that have been sold without registration in private transactions generally can be resold only to other qualified institutionally buyers under exemptions from registration under the 1993 Act, such as Rule 144A, or in subsequent registered offerings. The Funds may register restricted securities for resale. The registration of securities for resale involves costs and the Funds generally must rely on the issuers to provide accurate financial and other information in the registration statement and other regulatory filings for such securities.

         Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. The Funds consider restricted securities to be illiquid unless their adviser or subadviser determines that such securities are liquid under policies and procedures that have been approved by the Board of Trustees of the Funds. The Funds also consider repurchase agreements with maturities in excess of seven days and OTC options and their underlying collateral to be illiquid securities.

         It may be difficult or impossible for the Funds to resell restricted or illiquid securities. As a result, the Funds could suffer losses by investing in such securities. It may also be difficult to value such securities. The Funds could also incur costs (such as registration fees) to resell restricted securities.

V.       WHEN-ISSUED SECURITIES

         The Funds may invest in securities issued on a when-issued or delayed delivery basis at the time the purchase is made. A Fund generally would not pay for such securities or start earning interest on them until they are issued or received. However, when a Fund purchases debt obligations on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased by a Fund on a when-issued basis may result in such Fund incurring a loss or missing an opportunity to make an alternative investment. When a Fund enters into a commitment to purchase securities on a when-issued basis, it establishes a separate account on its books and records or with its custodian consisting of cash or liquid high-grade debt securities equal to the amount of the Fund's commitment, which are valued at their fair market value. If on any day the market value of this segregated account falls below the value of the Fund's commitment, the Fund will be required to deposit additional cash or qualified securities into the account until the value of the account is equal to the value of the Fund's commitment. When the securities to be purchased are issued, the Fund will pay for the securities from available cash, the sale of securities in the segregated account, sales of other securities and, if necessary, from the sale of the when-issued securities themselves although this is not ordinarily expected. Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher than the rate to be received on the securities a Fund is committed to purchase. Sale of securities in the segregated account or sale of the when-issued securities may cause the realization of a capital gain or loss.

VI.      STANDBY COMMITMENTS

         The Funds may acquire standby commitments from banks with respect to securities held by the Funds. Under a standby commitment, a bank agrees to buy a particular security from a Fund at a specified price at the fund's option. A standby commitment is similar to a put option for a particular security in a Fund's portfolio. Standby commitments acquired by a Fund are not added to the computation of that Fund's net asset value. Standby commitments are subject to certain risk, including the issuer's ability to pay for a security when a Fund decides to sell the security for which it is issued and the lack of familiarity with standby commitments in the marketplace. A Fund's ability to exercise their rights under a standby commitment is unconditional, without any limitation whatsoever, and non-transferable. The Fund, however, is permitted to sell a security covered by a standby commitment at any time and to any person.

         A Fund may pay a consideration to a bank for the issuance of a standby commitment if necessary and advisable. Such a consideration may take the form of either a payment in cash, or the payment of a higher price for security covered by such a commitment. The effect of the payment of such consideration is to reduce the yield to maturity for the security so covered. Standby commitments acquired by a Fund are not added to the computation of a Fund's net asset value and are valued at zero. When a Fund pays a consideration for the issuance of a standby commitment, the cost is treated as unrealized depreciation for the time it is held by the Fund. The dollar-weighted average maturity calculation for a Fund is not affected by standby commitments.

VII.     FUTURES AND OPTIONS

         The Funds may use financial futures, options or forward currency contracts as part of their investment strategies. The Funds may use stock index futures contracts and options thereon in anticipation of a significant market or market sector advance. The purchase of a stock index futures contract affords a hedge against not participating in such advance at a time when a Fund is not fully invested. Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual stocks, which may then be purchased in an orderly fashion. Further, stock index futures contracts and call options thereon may be purchased to maintain a desired percentage of a Fund invested in stocks in the event of a large cash flow into the Fund, or to generate additional income from cash held by the Fund. Stock index futures and options thereon may also be used to adjust country exposure.

         The Funds may also use forward currency contracts to hedge cash positions during the settlement of transactions involving individual foreign securities and in between such transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, a Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates.

         The Funds may write (sell) covered call options on individual securities when they do not believe that the prices of these securities will increase above the strike prices of the options during the terms of the options. When a Fund writes a covered call option, the Fund is attempting to increase the income it receives by holding the underlying security. However, it also limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.

         The main risks associated with using these instruments are discussed below. A Fund might not employ any of the strategies described below for a variety of reasons including the fact that a particular futures or options strategy may be too costly to benefit the Fund. Moreover, there can be no assurance that any strategy will succeed. Use of these instruments is subject to the applicable regulations of the Securities and Exchange Commission ("SEC"), the several options and futures exchanges upon which options and futures contracts are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, a Fund's ability to use these instruments may be limited by tax considerations.

         To the extent that a Fund participates in the options or futures markets, it will incur investment risks and transaction costs to which it would not be subject absent the use of these strategies. The use of these strategies involves certain special risks, including (1) dependence on the Adviser's or Subadviser's, as applicable, ability to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of options, futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (4) the possible absence of a liquid secondary market for any particular instrument at any time. If the Adviser's or a Subadviser's, as applicable, prediction of movements in the direction of the securities and interest rate markets is inaccurate, the adverse consequences to that Fund may leave it in a worse position than if such strategies were not used.

         No price is paid upon entering into futures contracts. Instead, upon entering into a futures contract, the Funds are required to deposit with their custodian in a segregated account in the name of the futures broker through which the transaction is effected an amount of cash, U.S. Government securities or other liquid, high-grade debt instruments generally equal to 3%-5% or less of the contract value. This amount is known as "initial margin." When writing a call or put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Initial margin on futures contracts is in the nature of a performance bond or good-faith deposit that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of a Fund's obligation to or from a clearing organization. A Fund is also obligated to make initial and variation margin payments when it writes options on futures contracts.

         Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, by selling or purchasing, respectively, a futures position or options position with the same terms as the position or option purchased or sold. Positions in futures contracts and options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures or options.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for a Fund to close a position and, in the event of adverse price movements, a Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, in the event futures contracts have been used to hedge portfolio securities, such securities generally will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

         Successful use by a Fund of futures contracts and related options will in part depend upon the Adviser's or Subadviser's, as applicable, ability to predict movements in the direction of the overall securities, currency and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities. There is, in addition, the risk that the movements in the price of the futures contract or related option will not correlate with the movements in prices of the underlying instruments or currencies. In addition, if a Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect the rising market. Consequently, a Fund may need to sell assets at a time when such sales are disadvantageous to the Fund. If the price of the futures contract or related option moves more than the price of the underlying instruments or currencies, a Fund will experience either a loss or a gain on the futures contract or related option that may or may not be completely offset by movement in the price of the instruments or currencies that are the subject of the hedge.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures or related option position and the securities or currencies being hedged, movements in the prices of futures contracts and related options may not correlate perfectly with movements in the prices of the hedged securities or currencies because of price distortions in the futures market. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts and related options over the short term.

         Positions in futures contracts and related options may be closed out only on the exchange or board of trade that provides a secondary market for such futures contracts or related options. Although a Fund may intend to purchase or sell futures contracts and related options only on the exchanges or boards of trade where there appears to be a liquid secondary market for such futures and related options, there is no assurance that such a market will exist for any particular contract or option at any particular time. In such event, it may not be possible to close a futures or option position and, in the event of adverse price movements, a Fund would continue to be required to make variation margin payments.

         Options on futures contracts have a limited life. The ability to establish and close out options on futures will be subject to the maintenance of liquid secondary markets on the relevant exchanges or boards of trade.

         Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on a futures contract, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when a Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying stock index or the value of securities or currencies being hedged.

         A Fund's activities in the futures and related options markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions; however, a Fund also may save on commissions by using futures and related options as a hedge rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.

         Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. Further, settlement of a foreign currency futures contract may occur within the country issuing the underlying currency. In that case, a Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and may be required to pay any fees, taxes or charges associated with such delivery that are assessed in the issuing country.

         A Fund may not write options or purchase or sell futures or forward contracts unless it owns either (1) an offsetting ("covered") position in securities, or other options or futures or forward contracts or (2) cash and liquid securities with a value sufficient at all times to cover its potential obligations. A Fund must comply with guidelines established by the SEC with respect to coverage of such instruments by mutual funds and, if required, will set aside cash and liquid securities in a segregated account with its custodian in the prescribed amount. Securities or other options, futures or forward contract positions used for cover and securities held in a segregated account cannot be sold or closed out while the strategy is outstanding unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management and decrease a Fund's liquidity.

         A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Fund wishes to terminate its obligation under a call option it has written, a Fund may purchase a call option of the same series (that is, a call option identical in its terms to the call option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right under a call or put option it has purchased, a Fund may write an option of the same series, as the option held; this is known as a closing sale transaction. Closing transactions essentially permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option.

         The value of an option position will reflect, among other things, the current market price of the underlying security, currency or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, currency or index and general market conditions. For this reason, the successful use of options depends upon the Adviser's or the Subadviser's ability to forecast the direction of price fluctuations in the underlying securities or, in the case of index options, fluctuations in the market sector represented by the index selected.

         Unless an option purchased by a Fund is exercised or unless a closing transaction is affected with respect to that position, a loss will be realized in the amount of the premium paid and any transaction costs.

         A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for any particular option at any particular time. Closing transactions may be affected with respect to options traded in the over-the-counter ("OTC") markets (currently the primary markets for options on debt securities) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. There can be no assurance that a Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the opposite party, a Fund may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that a Fund would have to exercise those options that it has purchased in order to realize any profit. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to it. For example, because a Fund must maintain a covered position or segregate assets with respect to any call option it writes, a Fund may not sell the underlying assets used to cover an option during the period it is obligated under the option unless it substitutes other acceptable securities. This requirement may impair a Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

         Index options are settled exclusively in cash. If a Fund purchases an option on an index, the option is settled based on the closing value of the index on the exercise date. Thus, a holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. For example, in the case of a call option, if such a change causes the closing index value to fall below the exercise price of the option on the index, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option.

         A Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs; however, a Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

         The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market and bear the expense of such purchase if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward currency contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transactions costs.

         At or before the maturity date of a forward contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract. There can be no assurance that the Fund will be able to enter into new or offsetting forward currency contracts. Forward currency contracts also involve a risk that the other party to the contract may fail to deliver currency or pay for currency when due, which could result in substantial losses to a Fund. The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved.

VIII.   DERIVATIVES

         The Funds may invest in derivatives, including credit-linked securities, inverse floaters and interest rate swaps. Derivative securities are instruments that derive their value from other financial instruments, securities, or indices.

         A. CREDIT-LINKED SECURITIES. Credit-linked securities are securities whose performance is linked to the performance of a designated basket or index of high yield securities. Credit-linked securities are typically issued by trust or a similar entity, which invests in a designated basket of high yield securities or in swap agreements or securities lending agreements that are based upon a designated basket or index of high yield securities. Investments in credit-linked securities can be an efficient means of managing the cash position of a Fund.

The risks associated with investing in credit-linked securities include the following:

    1. MARKET RISK. The values of credit-linked securities will generally rise or fall in response to the changes in the market values of the designated basket or index of high yield securities.

    2. CREDIT RISK AND INTEREST RATE RISK. The credit risk and interest rate risk associated with an investment in a credit-linked security are generally equivalent to the credit risk and interest rate risk associated with direct investments in the actual securities in the underlying designated basket or index of high yield securities.

    3. COUNTER-PARTY RISK. This is the risk that the counter-party to a swap or securities lending agreement will be unable to honor its commitments under the agreement.

    4. LIQUIDITY RISK. Credit-linked securities are typically not registered for public trading under the Securities Act of 1933 and are therefore considered restricted securities. At times, it may be difficult to sell credit-linked securities due to the lack of an available trading market. See, Section IV "Restricted and Illiquid Securities" for the risks of illiquid securities.

    5. BASIS RISK. This is the risk that the performance of credit-linked securities may not correspond with the performance of the underlying designated basket or index of high yield securities.

         For these reasons, there is no guarantee that the strategy of investing in credit-linked securities will be successful and a Fund could lose money by investing in them.

         B. INVERSE FLOATERS. Inverse floaters are securities on which the rate of interest varies inversely with interest rates on other securities or the value of an index. For example, an inverse floating rate security may pay interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. The secondary market for inverse floaters may be limited and they may be illiquid. See "Restricted and Illiquid Securities" for the risks of illiquid securities. The market values of such securities generally are more volatile than the market values of ordinary fixed rate obligations. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.

         C. INTEREST RATE SWAPS. Interest rate swap transactions are agreements between two parties to exchange interest payments on a designated amount of two different securities for a designated period of time. For example, two parties may agree to exchange interest payments on variable and fixed rate instruments. The Funds may enter into interest rate swap transactions to preserve a return or spread on a particular investment or a portion of its bond portfolio.

         The Funds will usually enter into swaps on a net basis, i.e., the two payment streams will be netted out in a cash settlement on the payment date or on dates specified in the investment. A Fund's obligations under a swap agreement will be accrued on a daily basis (offset against any amounts owing to the Fund), and appropriate Fund assets having an aggregate net asset value at least equal to the accrued but unpaid net amounts owed to a swap counter-party will be generally maintained in a segregated account. A Fund also will establish and maintain such segregated accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Because segregated accounts will be established with respect to such transactions, the Funds do not treat swap transactions as constituting senior securities. Accordingly, the Funds will not treat them as being subject to the Funds' borrowing restrictions.

         The Funds will enter into interest rate swap transactions only with banks and recognized securities dealers or their respective affiliates believed to present minimal credit risk in accordance with guidelines established by each Fund's Board. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive. If there is a default by the counter-party, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

         The swap market has grown significantly in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

         The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a Fund were incorrect in its forecasts of interest rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

IX.      REPURCHASE AGREEMENTS

         The Funds may invest in repurchase agreements. A repurchase agreement is essentially a short-term collateralized loan. The lender (a Fund) agrees to purchase a security from a borrower (typically a broker-dealer) at a specified price. The borrower simultaneously agrees to repurchase that same security at a higher price on a future date. The difference between the purchase price and the repurchase price effectively constitutes the payment of interest. In a standard repurchase agreement, the securities, which serve as collateral, are transferred to a Fund's custodian bank. In a "tri-party" repurchase agreement, these securities would be held by a different bank for the benefit of the Fund as buyer and the broker-dealer as seller. In a "quad-party" repurchase agreement, the Fund's custodian bank also is made a party to the agreement. Each Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in government securities. The period of these repurchase agreements will usually be short, from overnight to one week. The securities, which are subject to repurchase agreements, however, may have long maturities. Each Fund will always receive, as collateral, securities whose market value, including accrued interest, will at all times be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited.

X.       TEMPORARY BORROWING

         The Funds may borrow for temporary or emergency purposes to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. Borrowing increases the risks of investing by increasing leverage and accentuating potential losses.

XI.      TEMPORARY DEFENSIVE INVESTMENTS

         From time to time, the Funds may take temporary defensive positions in reaction to unusual market conditions, anticipated redemptions, or other events. At such times, the Funds may invest large portions of their portfolios in cash (including foreign currency) or cash equivalents such as commercial paper and short-term debt instruments. For a description of commercial paper and other short-debt instruments, see "Commercial Paper and Other Short-Term Investments." When the Funds are taking temporary defensive positions, they may not achieve their investment objectives and they could suffer losses. For information concerning the risks of investing in commercial paper, other short-term debt instruments, and foreign currency, see "Debt Securities", "Commercial Paper and Other Short-Term Investments", and "Foreign Securities Exposure."

             PORTFOLIO HOLDINGS INFORMATION POLICIES AND PROCEDURES

         In accordance with SEC regulatory requirements, each First Investors Fund files a complete schedule of its portfolio holdings with the SEC on a quarterly basis on Forms N-CSR and N-Q. These forms are publicly available on the SEC's Internet website (http://www.sec.gov). Each Fund will also provide a copy of its latest Form N-CSR to the public free of charge upon request. Each Fund (except for a money market fund) also includes a schedule of its portfolio holdings in its annual and semi-annual reports to shareholders, which are available free of charge to the public upon request. Each Fund also publishes its top ten holdings on the First Investors website (http://www.firstinvestors.com) on a quarterly basis with a 30 day lag.

         Until portfolio holdings information for First Investors Funds is made public in Form N-CSR, in Form N-Q, in a shareholder report, or on the First Investors website, it is considered to be confidential. Such information may only be disclosed to persons who have a legitimate business reason to have the information and who are subject to a duty to keep the information confidential (including a duty not to trade on such information). Neither the Funds, FIMCO, any subadviser of the Funds, nor any other person receives compensation in connection with disclosure of information about portfolio securities.

         Non-public portfolio holdings information may not be provided to any actual or prospective shareholder of the Funds, any institutional investor, or any broker-dealer or financial intermediary who seeks such information for purposes of determining whether to invest in the Funds. This is not considered a legitimate business need for the information. If such persons request portfolio holdings information, they may only be provided with information that is disclosed in the latest annual or semi-annual report, in Forms N-CSR and N-Q filed with the SEC, and on the First Investors website.

         Non-public portfolio holdings information may be provided to the following categories of persons based upon the fact that they have a legitimate business need for such information and are subject to a duty of confidentiality:

         (a)  Investment advisers,  sub-advisers, and sub-adviser candidates for
              the  Funds  (and  their  access   persons);
         (b)  Custodians and sub-custodians of the Funds;
         (c)  Auditors of the Funds;
         (d)  Legal counsel for the Funds;
         (e)  Legal counsel to the independent trustees of the Funds;
         (f)  Ratings or ranking agencies;
         (g) Parties who provide insurance for municipal securities purchased by the Funds;
         (h) Companies that provide analytical services to the Funds and their investment adviser;
         (i)  Pricing services employed by the Funds;
         (j)  Proxy voting services employed by the Funds;
         (k) Broker-dealers who provide execution or research services for the Funds (including identifying potential buyers and sellers for securities that are held by the Funds);
         (l) Broker-dealers who provide quotations that are used in pricing when a pricing service is unable to provide a price or it is determined to be unreliable; and,
         (m) Companies that provide other services that are deemed to be beneficial to the Funds.

         We have ongoing arrangements to provide portfolio holdings information to the following: custodians and sub-custodians of the Funds (Bank of New York and Brown Brothers Harriman & Co); the independent registered public accounting firm of the Funds (Tait, Weller & Baker); ratings or ranking agencies and companies that provide analytical services to the Funds and their investment adviser (Lipper, Factset, ITG, and Bloomberg); parties who provide insurance for municipal securities purchased by the Funds (AMBAC, MBIA, FSA and FGIC); pricing service employed by Funds (FT Interactive Data Corp.); and proxy voting services employed by the Funds (Institutional Shareholder Services, ADP and Glass Lewis & Co.). The following categories of persons employed by the investment adviser of the Funds are authorized to provide information to persons who have a legitimate business reason to receive non-public information - the portfolio managers, traders, analysts, other portfolio department personnel, such as portfolio assistants and administrative assistants, portfolio accountants, senior executives, and legal and compliance officers of the Funds' adviser.

         The Funds have adopted policies that require employees of the adviser and principal underwriter of the Funds who have access to non-public portfolio holdings information as part of their regular functions to treat such information as confidential, prohibit them from trading for their own accounts based upon such information to the extent that such trading would violate the law, and prohibit them from selectively disclosing such information to any person who does not have a legitimate business need for such information that is consistent with the interests of the Funds. The policies of the Funds permit such employees to disclose a non-public list of portfolio holdings to a broker-dealer that provides services to the Funds subject to the following conditions: (a) the list must be at least 30 days old; (b) it must not specify the number of shares or units held, the dollar value, or the percentage of assets represented by the securities; and (c) it must be accompanied by a statement that the information is being provided solely to assist the broker-dealer to provide research and execution services for the Funds and may not be used for trading in the Funds' shares by the broker-dealer or its clients. Furthermore, in the case of the adviser, the Director of Equities and Director of Fixed Income must review at least semi-annually the broker-dealers who receive lists of portfolio holdings to ensure that they are appropriate recipients. Wellington Management Company, LLP ("Wellington Management") and Paradigm Capital Management, Inc. ("Paradigm Capital Management"), who act as subadvisers to certain First Investors Funds, also have policies against disclosing portfolio holdings information of any Fund to any person that are at least as restrictive as the policies of First Investors Funds. Generally, Wellington Management's policies prohibit disclosing the portfolio holdings of any Fund to any person unless such disclosure has been approved by the Fund or such a disclosure is reasonably necessary for Wellington Management to provide investment advice to its clients. Paradigm Capital Management's policies require the authorization of its Compliance Department prior to any disclosure of portfolio holdings to any outside vendor or service provider other than a broker-dealer that provides it with research and execution services.

         The Investment Compliance Manager of the Funds' investment adviser monitors for compliance with the foregoing policies. Any violations of these policies are reported to the Board of Trustees of the Funds on a quarterly basis. The policies of the Funds' sub-adviser are monitored by its compliance staff, and any violations are required to be reported to the Chief Compliance Officer of FIMCO and the Funds, and the Board of Trustees of the Funds.

                               PORTFOLIO TURNOVER

         Portfolio securities may be sold from time to time without regard to the length of time they have been held when, in the opinion of the Adviser or Subadviser (as applicable), investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.

                            MANAGEMENT OF THE FUNDS

         Investment advisory services to each Fund are provided by FIMCO ("the Adviser"), pursuant to separate Investment Advisory Agreements (each, an "Advisory Agreement"). FIMCO is a wholly owned subsidiary of First Investors Consolidated Corporation, and its address is 95 Wall Street, New York, NY 10005.

         Pursuant to each Advisory Agreement, FIMCO is responsible for supervising and managing each Funds' investments, determining each Funds' portfolio transactions and supervising all aspects of each Fund's operations, subject to review by the Trustees. The Advisory Agreement also provides that FIMCO shall provide the Funds with certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of each Fund and assume certain expenses thereof, other than obligations or liabilities of the Funds.

         Each Advisory Agreement may be terminated at any time, with respect to a Fund, without penalty by the Trustees or by a majority of the outstanding voting securities of such Fund, or by FIMCO, in each instance on not less than 60 days' written notice, and shall automatically terminate in the event of its assignment (as defined in the 1940 Act). Each Advisory Agreement also provides that it will continue in effect, with respect to a Fund, for a period of over two years only if such continuance is approved annually either by the Trustees or by a majority of the outstanding voting securities of such Fund, and, in either case, by a vote of a majority of the Independent Trustees voting in person at a meeting called for the purpose of voting on such approval.

         Under the Advisory Agreements, each Fund is obligated to pay the Adviser an annual fee, paid monthly, as set forth in Part I of its SAI. Each Fund bears all expenses of its operations other than those assumed by the Adviser or its Underwriter under the terms of its Advisory or Underwriting Agreements. Fund expenses include, but are not limited to: the advisory fee; Rule 12b-1 fees; shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; registration fees and expenses; expenses of communicating to existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and shareholder meeting expenses.

         FIMCO has an Investment Committee composed of the Chairman and General Counsel of FIMCO, the Investment Compliance Manager, and the portfolio managers of each of the Funds. The Committee usually meets weekly to discuss the composition of the portfolio of each Fund and to review additions to and deletions from the portfolios.

         First Investors Consolidated Corporation ("FICC") owns all of the voting common stock of the Adviser and all of the outstanding stock of First Investors Corporation and the Funds' transfer agent. Mr. Glenn O. Head, Kathryn
S. Head and members of their families control FICC and, therefore, control the Adviser.

         Wellington Management serves as the investment subadviser to the Global, All-Cap Growth, Focused Equity, Life Series Growth, Life Series Focused Equity and Life Series International Funds pursuant to subadvisory agreements ("Subadvisory Agreements"). Under these Subadvisory Agreements, Wellington Management is responsible for managing each Fund's investments, subject to the oversight of FIMCO and the Board. FIMCO is responsible for paying Wellington Management a subadvisory fee with respect to each Fund, as set forth in Part I of the SAI for the Fund. Each Subadvisory Agreement provides that it will continue for a period or more than two years from the date of execution only so long as such continuance is approved annually by either the Board or a majority of the outstanding voting securities of the Fund and, in either case, by a vote of a majority of the Independent Trustees voting in person at a meeting called for the purpose of voting on such approval. Each Subadvisory Agreement also provides that it will terminate automatically if assigned or upon their termination of the Advisory Agreement, and that it may be terminated at any time without penalty by the Board or a vote of a majority of the outstanding voting securities of the Fund or by the Subadviser upon not more than 60 days' nor less than 30 days' written notice. Each Subadvisory Agreement provides that Wellington Management will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the
Subadvisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation or from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

         Paradigm Capital Management serves as the investment subadviser to the Special Situations and Life Series Discovery Funds pursuant to subadvisory agreements ("Subadvisory Agreements"). Under these Subadvisory Agreements, Paradigm Capital Management is responsible for managing each Fund's investments, subject to the oversight of FIMCO and the Board. FIMCO is responsible for paying Paradigm Capital Management a subadvisory fee with respect to each Fund, as set forth in Part I of the SAI for the Fund. Each Subadvisory Agreement provides that it will continue for a period of more than two years from the date of execution only so long as such continuance is approved annually by either the Board or a majority of the outstanding voting securities of the Fund and, in either case, by a vote of a majority of the Independent Trustees voting in person at a meeting called for the purpose of voting on such approval. Each Subadvisory Agreement also provides that it will terminate automatically if assigned or upon the termination of the Advisory Agreement, and that it may be terminated at any time without penalty by the Board or a vote of a majority of the outstanding voting securities of the Fund or by the Subadviser upon not more that 60 days' nor less that 30 days' written notice. Each Subadvisory Agreement provides that Paradigm Capital Management will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation or from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

         In accordance with the requirements of Rule 204A-1 of the Investment Advisers Act of 1940 and Rule 17j-1 of the Investment Company Act of 1940, the First Investors Funds, FIMCO, and their principal underwriter, First Investors Corporation ("FIC") have adopted a Code of Ethics ("Code") to protect the Funds and other advisory clients of FIMCO ("Other Advisory Clients") from actual and potential conflicts of interest which may arise from the Personal Securities Transactions and other conduct of access persons ("Access Persons").

         Under the Code, all Access Persons are expected to not only comply with the federal securities laws and the Code but also to follow the highest fiduciary and ethical standards in all business and personal dealings which could in any way affect the Funds or Other Advisory Clients. The guiding principles for all Access Persons are to place the interests of the Funds and Other Advisory Clients first at all times, to avoid placing themselves in any position in which there is any actual or apparent conflict of interest with the interests of the Funds or Other Advisory Clients, and to refrain from taking any inappropriate advantage of their positions of trust and responsibility.

         Subject to certain exemptions, all Access Persons, except the disinterested Trustees of the Funds, are subject to a number of restrictions on their personal trading activities. Among other things, Access Persons (a) must report to FIMCO upon hire, and annually thereafter, all holdings of covered securities and reportable securities, as defined in the Code; (b) must have all non-exempt trades in covered securities pre-cleared; (c) are generally prohibited from trading covered securities while any of the Funds are buying or selling or actively considering buying or selling the same covered securities;
(d) are prohibited from retaining profits from short-term trading in covered securities; (e) must provide duplicate account statements and confirmations to a compliance officer; and (f) are prohibited from purchasing covered securities in limited offerings, including initial public offerings and private placements, unless a compliance officer determines that there is no actual or apparent conflicts among the interest of the Access Persons and the Funds.

         Wellington Management, which serves as subadviser to certain First Investors Funds, has similarly adopted a Code of Ethics that governs the personal securities trading and conduct of its portfolio managers and other access persons of its clients. Among other things, Wellington Management's code of ethics: requires its access persons to file reports concerning their personal securities holdings and transactions, including holdings of, and transactions in, mutual funds for which Wellington Management serves as subadviser: it requires access persons to preclear "covered transactions" prior to execution; and, it imposes "black out restrictions" on buying or selling securities that are being bought or sold by Wellington Management clients.

         Paradigm Capital Management, which serves as subadviser to certain First Investors Funds, has similarly adopted a Code of Ethics that governs the personal securities trading and conduct of its portfolio managers and other access persons of its clients. Among other things, Paradigm Capital Management's code of ethics requires access persons to receive approval of a compliance officer prior to executing non-exempt personal securities transactions in "Named Securities", which are securities currently recommended by Paradigm Capital Management for purchase or sale or are under consideration for purchase or sale, and it requires its access persons to file reports concerning their personal securities holdings and transactions, including holdings of, and transactions in, mutual funds for which Paradigm Capital Management serves as subadviser.

         The Funds have adopted policies and procedures for determining how proxies relating to portfolio securities should be voted, including procedures for addressing potential conflicts of interest that may be presented between the interests of the Funds and their shareholders and the interests of their investment adviser, principal underwriter, and other affiliated persons.

         With respect to the Funds that are managed by FIMCO, the Board of Trustees of the Funds have approved the use of FIMCO's proxy voting policies and procedures with respect to proxies relating to portfolio securities held by such Funds. FIMCO's proxy voting policies and procedures include guidelines for voting on particular types of issues. These guidelines reflect the belief that proxies should be voted in a manner that serves the best economic interests of the Funds. When the guidelines do not cover a specific issue, or to vote in accordance with such guidelines would be contrary to the best economic interests of the Funds, FIMCO shall use its best judgment in voting proxies on behalf of the Funds.

         The following are FIMCO's proxy voting guidelines.

         TRUSTEES, AUDITORS AND OTHER BUSINESS
         -------------------------------------

          o  Election of Trustees                                With Management

          o  Appointment/Selection of Auditors                   With Management

         CORPORATE GOVERNANCE
         --------------------
          o  Executive Compensation                              With Management.  Executive  compensation is
                                                                 generally  considered when deciding  whether
                                                                 to  invest  in a  company.  If  the  Adviser
                                                                 believes  that  management's  position on an
                                                                 executive  compensation proposal is contrary
                                                                 to shareholder interests,  it will generally
                                                                 sell its investment in the issuer.

          o  Classified Boards                                   Against

          o  Golden Parachutes                                   Against

          o  Super Majority Provision                            Against

          o  Combination of Several Anti-Takeover Proposals      Against
          and an Anti-Greenmail Proposal (without the
          opportunity to vote separately on each issue)

          o  Require Majority of Independent Trustees            Reviewed on a Case-by-Case Basis

          o  Limit Special Meeting                               Against

          o  Unequal Voting Rights                               Against

          o  Cumulative Voting                                   With Management

          o  Blank Check Preferred Stock                         Against

          o  Increase in Authorized Common Stock                 Reviewed on a Case-by-Case Basis to Determine if
                                                                 it is Intended as an Anti-takeover Provision

          o  Merger, Acquisition, Reorganization, or             Reviewed on a Case-by-Case Basis
          Reincorporation

          o  Social Responsibility Issues                        With Management


         The following are FIMCO's policies and procedures for identifying and resolving conflicts of interest that may arise in connection with voting of proxies.

         Neither FIMCO nor any of its affiliates engage in investment banking, administration or management of corporate retirement plans, or other activities that may create a potential conflict of interest between the interests of the Funds and FIMCO and its affiliates regarding a proxy vote. Nevertheless, if a proxy proposal were to create a conflict of interest between the interests of a Fund and those of FIMCO or its affiliates, the conflict of interest would have to be reported to FIMCO's General Counsel. The General Counsel would then provide guidance concerning the resolution of the conflict of interest and would report the conflict of interest to the Board of Trustees of the Funds at its next formal meeting.

         With respect to the Funds that are managed by Wellington Management in its capacity as subadviser, the Board of Trustees of the Funds have approved the use of Wellington Management's proxy voting policies and procedures with respect to proxies relating to portfolio securities held by such Funds. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. Wellington Management's Global Corporate Governance Committee is responsible for the review and oversight of the firm's Proxy Policies and Procedures. The Global Corporate Governance Group within Wellington Management's Corporate Operations Group is responsible for the day-to-day administration of the proxy voting process.
Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Proxy Guidelines setting forth general guidelines for voting proxies, Wellington Management personnel analyze all proxies and vote proxies based on their assessment of the merits of each proposal. The identified portfolio managers have the authority to determine the final vote for securities held in Funds for which they serve as the designated manager, unless such party is determined to have a material conflict of interest related to that proxy vote.

         Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. The Global Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of the Global Corporate Governance Committee or by the entire Committee in some cases to resolve the conflict and direct the vote.

         With respect to the Funds that are managed by Paradigm Capital Management in its capacity as subadviser, the Board of Trustees of the Funds has approved the use of Paradigm Capital Management's proxy voting policies and procedures with respect to proxies relating to portfolio securities held by such Funds. Paradigm Capital Management votes proxies consistent with the best interests of the client, including long-term and short-term economic interests. Paradigm Capital Management's Chief Compliance Officer is responsible for the review and oversight of the firm's proxy voting policies and procedures. The portfolio managers are responsible for the day-to-day administration of the proxy voting process. Paradigm Capital Management has subscribed to an unaffiliated third-party corporate governance research service to assist it in analyzing proxies. The portfolio managers have the authority to determine the final vote for securities held in Funds for which they serve as the designated manager, unless such party is determined to have a material conflict of interest related to that proxy vote.

         Paradigm Capital Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. The Chief Compliance Officer sets standards for identifying material conflicts. Proxy votes for which Paradigm Capital Management identifies a material conflict are reviewed by the Chief Compliance Officer and the portfolio manager to resolve the conflict and direct the vote. If a resolution cannot be made by the Chief Compliance Officer and the portfolio manager, a third party may be asked to resolve the situation.

         FIMCO, Wellington Management and Paradigm Capital Management may be unable to vote or may determine not to vote a proxy on behalf of a Fund due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.

         A description of the policies and procedures that the Funds use to vote proxies relating to a portfolio's securities is available for free, upon request, by calling toll free 1-800-423-4026 or can be viewed online or downloaded from the EDGAR database on the SEC's Internet website at http://www.sec.gov. In addition, information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request by calling 1-800-423-4026 and (2) on the SEC's internet website at http://www.sec.gov.

                   RESPONSIBILITIES OF THE BOARD OF THE FUNDS

         There is one common Board of the Funds within the First Investors Family of Funds. The Board plays an important supervisory role with respect to oversight of the management of the Funds. Among other things, the Board is responsible for the annual approval of investment advisory contracts, evaluation of portfolio performance, and the oversight of decisions that have been made by the Adviser and Subadvisers, as applicable, pursuant to delegated authority. There are two standing committees of the Board, the "Nominating and Compensation

Committee" and the "Audit Committee", both of which are comprised solely of the Independent Trustees. (Independent Trustees are also referred to as Disinterested Trustees.) The Nominating and Compensation Committee elects from its members a chairperson who serves for a three-year term and until a successor is elected. The Audit Committee may designate one member to serve as the Chairperson of the Committee.


         The Nominating and Compensation Committee is responsible for, among other things, selecting and nominating persons to serve as Independent Trustees on the Board, evaluating candidates' qualifications, reviewing the composition of the Board to determine whether it may be appropriate to add other Independent Trustees, and reviewing director compensation. The Nominating and Compensation Committee was established in November 2004. During the last fiscal year, the Nominating and Compensation Committee met 3 times during to discuss nominating and compensation related matters.


         The Audit Committee is responsible for among other things, overseeing the Funds' accounting, financial reporting, and internal controls, approving the selection, retention, or termination of auditors, evaluating the independence of auditors, pre-approving any non-audit services provided to the Funds, the Funds' investment adviser or any of its affiliates, meeting with the auditors to discuss the audit plan, audit results, and any matters of concern that may be raised by the auditors, receiving reports from Fund management regarding the design or operation of the Funds' internal controls, investigating improprieties or suspected improprieties in the Funds' accounting or financial reporting, and reporting its activities to the full Board on a regular basis. The Audit Committee met 3 times during the last fiscal year.

                            UNDERWRITER AND DEALERS

         Each Fund, except First Investors Life Series Fund and First Investors Special Bond Fund, Inc., has entered into an underwriting agreement ("Underwriting Agreement") with First Investors Corporation ("Underwriter" or "FIC") that requires the Underwriter to use its best efforts to sell shares of the Funds. The Underwriting Agreement was unanimously approved by each Fund's Board and the Independent Trustees. The Underwriting Agreement provides that it will continue in effect from year to year, with respect to a Fund, only so long as such continuance is specifically approved at least annually by the Board or by a vote of a majority of the outstanding voting securities of such Fund, and in either case by the vote of a majority of the Independent Trustees, voting in person at a meeting called for the purpose of voting on such approval. The
Underwriting Agreement will terminate automatically in the event of its assignment.

         The following table lists the current sales charge with respect to Class A shares of each Fund, except Cash Management Fund and Tax-Exempt Money Market Fund, as well as the amount of the sales charge that is reallowed to dealers selling the shares:

                                                                                        CONCESSION TO DEALERS
                                            SALES CHARGE AS % OF                              AS A % OF
AMOUNT OF INVESTMENT                            OFFERING PRICE     NET AMOUNT INVESTED      OFFERING PRICE
--------------------                            ---------------    -------------------      ---------------

Less than $100,000......................             5.75%              6.10%                    4.72%
$100,000 but under $250,000.............             4.50               4.71                     3.69
$250,000 but under $500,000.............             3.50               3.63                     2.87
$500,000 but under $1,000,000...........             2.50               2.56                     2.05
$1,000,000 or more .....................              0                  0                        *

         *There is no sales charge on transactions of $1 million or more, purchases that qualify for Rights of Accumulation of $1 million, purchases made pursuant to a Letter of Intent of $1 million and purchases by group retirement plans pursuant to sales charge waiver privileges as described in the First Investors Shareholder Manual. The Underwriter will pay from its own resources an imputed dealer concession equal to 0.90% of the amount invested to dealers on such purchases. If such shares are redeemed within 24 months of purchase, a CDSC of 1.00% will be deducted from the redemption proceeds. The CDSC will generally be applied in the same manner as the CDSC on Class B shares, as described in First Investors' Shareholder Manual.

                               DISTRIBUTION PLANS

         Each Fund, except First Investors Life Series Fund, the Cash Management Fund of the Income Funds, and the Tax-Exempt Money Market Fund has adopted Distribution Plans in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Funds that have adopted Distribution Plans have separate plans for their Class A and Class B shares ("Class A Plan" and "Class B Plan" or "Plans"). Under the Class A Plan, each Fund compensates or reimburses the Underwriter for certain expenses incurred in the distribution of that Fund's shares and the servicing or maintenance of existing Fund shareholder accounts at an annualized rate of up to 0.30% of each Fund's average daily net assets attributable to its Class A shares. Under the Class B Plan, each Fund compensates the Underwriter at an annualized rate of 1.00% of each Fund's average daily net assets attributable to its Class B shares.

         Each Plan was unanimously approved by the applicable Fund's Board and the Independent Trustees. Each Plan will continue in effect from year to year as long as its continuance is approved annually by either the applicable Fund's
Board or by a vote of a majority of the outstanding voting securities of the relevant class of shares of such Fund. In either case, to continue, each Plan must be approved by the vote of a majority of the Independent Trustees of the applicable Fund. Each Fund's Board reviews quarterly and annually a written report provided by the Treasurer of the amounts expended under the applicable Plan and the purposes for which such expenditures were made.

         Each Plan can be terminated at any time by a vote of a majority of the applicable Fund's Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares of such Fund. Any change to any Plan that would materially increase the costs to that class of shares of a Fund may not be instituted without the approval of the outstanding voting securities of that class of shares of such Fund as well as any class of shares that converts into that class. Such changes also require approval by a majority of the applicable Fund's Independent Trustees.

         In adopting each Plan, the Board of each Fund considered all relevant information and determined that there is a reasonable likelihood that each Plan will benefit each Fund and their class of shareholders. The Boards believe that amounts spent pursuant to each Plan have assisted each Fund in providing ongoing servicing to shareholders, in competing with other providers of financial services and in promoting sales, thereby increasing the net assets of each Fund.

         In reporting amounts expended under the Plans to the Trustees, in the event that the expenses are not related solely to one class, FIMCO will allocate expenses attributable to the sale of each class of a Fund's shares to such class based on the ratio of sales of such class to the sales of both classes of shares. The fees paid by one class of a Fund's shares will not be used to subsidize the sale of any other class of the Fund's shares.

                        DETERMINATION OF NET ASSET VALUE

ALL FUNDS EXCEPT CASH MANAGEMENT FUND, LIFE SERIES CASH MANAGEMENT FUND AND TAX-EXEMPT MONEY MARKET FUND.

         For each Fund, other than the Cash Management Fund, the Life Series Cash Management Fund, and the Tax-Exempt Money Market Fund, the Fund's assets are generally valued on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service. If such information is not available for a security held by the Fund, is determined to be unreliable, or (to the Adviser's knowledge) does not reflect a significant event occurring after the close of the market on which the security principally trades (but before the close of trading on the NYSE), the security will be valued at its fair value as determined in good faith pursuant to procedures adopted by a Fund's Board. In the event that a Fund holds any insured municipal bond which is in default in the payment of principal or interest, the defaulted bond may be valued based upon the value of a comparable bond which is insured and not in default. Debt obligations with maturities of 60 days or less are valued at amortized cost.

         "When-issued securities" are reflected in the assets of a Fund as of the date the securities are purchased. Such investments are valued thereafter at the mean between the most recent bid and asked prices obtained from recognized dealers in such securities or by the pricing services. For valuation purposes, quotations of foreign securities in foreign currencies are converted into U.S. dollar equivalents using the foreign exchange equivalents in effect.

CASH MANAGEMENT FUND, LIFE SERIES CASH MANAGEMENT FUND AND TAX-EXEMPT MONEY MARKET FUND.

         Each of these Funds values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the 1940 Act. To use amortized cost to value its portfolio securities, a Fund must adhere to certain conditions under that Rule relating to the Fund's investments, some of which are discussed in each Fund's Prospectus. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. In the event that a large number of redemptions take place at a time when interest rates have increased, the Fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

         Each Fund's Board has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for the Fund, the Board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund maintains a dollar weighted average portfolio maturity of 90 days or less and does not purchase any instrument with a remaining maturity greater than 397 days, limits portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that are of high quality and that the Trustees determine present minimal credit risks as advised by the Adviser, and complies with certain reporting and record keeping procedures. There is no assurance that a constant net asset value per share will be maintained. In the event amortized cost ceases to represent fair value per share, the Board will take appropriate action.

EMERGENCY PRICING PROCEDURES FOR ALL FUNDS.

         Each Fund's Board may suspend the determination of a Fund's net asset value per share for the whole or any part of any period (1) during which trading on the New York Stock Exchange ("NYSE") is restricted as determined by the SEC or the NYSE is closed for other than weekend and holiday closings, (2) during which an emergency, as defined by rules of the SEC in respect to the U.S. market, exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (3) for such other period as the SEC has by order permitted.

         In the event that the Funds must halt operations during any day that they would normally be required to price under Rule 22c-1 under the 1940 Act due to an emergency ("Emergency Closed Day"), the Funds will apply the following procedures:

         1. The Funds will make every reasonable effort to segregate orders received on the Emergency Closed Day and give them the price that they would have received but for the closing. The Emergency Closed Day price will be calculated as soon as practicable after operations have resumed and will be applied equally to sales, redemptions and repurchases that were in fact received in the mail or otherwise on the Emergency Closed Day.

         2. For purposes of paragraph 1, an order will be deemed to have been received by the Funds on an Emergency Closed Day, even if neither the Funds nor the Transfer Agent is able to perform the mechanical processing of pricing on that day, under the following circumstances:

              (a) In the case of a mail order, the order will be considered received by a Fund when the postal service has delivered it to FIC's Edison, New Jersey offices prior to the close of regular trading on the NYSE; and

              (b) In the case of a wire order, including a Fund/SERV order, the order will be considered received when it is received in good form by a FIC branch office or an authorized dealer prior to the close of regular trading on the NYSE.

         3. If the Funds are unable to segregate orders received on the Emergency Closed Day from those received on the next day the Funds are open for business, the Funds may give all orders the next price calculated after operations resume.

         4. On business days in which the NYSE is not open for regular trading, the Funds may determine not to price their portfolio securities if such prices would lead to a distortion of the NAV, for the Funds and their shareholders.

                       ALLOCATION OF PORTFOLIO BROKERAGE

         The Adviser or Subadviser, as applicable, may purchase or sell portfolio securities on behalf of the Funds in agency or principal transactions. In agency transactions, the Funds generally pay brokerage commissions. In principal transactions, the Funds may pay a dealer commission, "mark-up," or selling concession. In the case of a riskless principal transaction, the Funds may pay a "commission" if the confirmation statement explicitly states the amount of the transaction that is considered to represent a commission. The Funds may purchase certain money market instruments directly from an issuer without paying commissions or discounts.

         In purchasing and selling portfolio securities on behalf of a Fund, the Adviser or Subadviser, as applicable, will seek to obtain best execution. A Fund may pay more than the lowest available commission (as that term is defined by the SEC) in return for brokerage and research services provided to the Adviser or, for Funds that employ a Subadviser, to either the Adviser or Subadviser. Additionally, when directed by the Board, the Adviser or Subadviser, as applicable, also uses dealer concessions available in fixed-priced underwritings to pay for research and other services. Research and other services may include information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to securities, reports and analysis concerning issuers and their creditworthiness, and data concerning Fund performance and fees. The Adviser generally uses the research and other services to service all the funds in the First Investors Family of Funds, rather than the particular Funds whose commissions may pay for research or other services. In other words, a Fund's brokerage may be used to pay for a research service that is used in managing another Fund within the First Investor Fund Family. The Lipper's Directors' Analytical Data is used by the Adviser both for research purposes and to analyze and report to the Fund's Board a Fund's performance relative to other comparable funds. The Subadviser may use research obtained with commissions to service their other clients.

         In selecting the broker-dealers to execute a Fund's portfolio transactions, the Adviser or Subadviser may consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the trading characteristics of the security involved, the difficulty in executing the order, the research and other services provided, the expertise, reputation and reliability of the broker-dealer, access to new offerings, and other factors bearing upon the quality of the execution. The Adviser does not place portfolio orders with an affiliated broker, or allocate brokerage commission business to any broker-dealer for distributing Fund shares. Moreover, no broker-dealer affiliated with the Adviser participates in commissions generated by portfolio orders placed on behalf of a Fund.

         The Adviser or Subadviser may combine transaction orders placed on behalf of a Fund and any other Fund in the First Investors Family of Funds, any fund of Executive Investors Trust and First Investors Life Insurance Company, affiliates of the Funds, for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price; and where appropriate, securities purchased or sold may be allocated in accordance with written procedures approved by each Fund's Board.

                           CREDIT RATINGS INFORMATION

STANDARD & POOR'S ("S&P") LONG-TERM CREDIT RATINGS.
--------------------------------------------------

         S&P issues the following credit ratings to long-term bonds, including but not limited to corporate bonds, municipal bonds, and government bonds. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         The  ratings  are  based,   in  varying   degrees,   on  the  following
considerations:

         - Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         -    Nature of and provisions of the obligation; and

         - Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC, C Debt rated "BB," "B," "CCC," "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

         B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

         CCC Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

         CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

         C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         PLUS (+) or MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") LONG-TERM CREDIT RATINGS.
--------------------------------------------------------------------

         Moody's issues the following credit ratings to long-term bonds and preferred stock.

         Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

         A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba Bonds, which are rated "Ba", are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B Bonds, which are rated "B" generally, lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         CAA Bonds, which are rated "CAA", are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca  Bonds  which  are  rated  "Ca"  represent   obligations  which  are
speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


S&P CREDIT RATINGS FOR COMMERCIAL PAPER.
---------------------------------------

         An S&P's commercial paper rating is a current opinion of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from `A' for the highest-quality obligations to `D' for the lowest. These categories are as follows:

         A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1.'

         A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B Issues rated 'B' are regarded as having only speculative capacity for timely payment.

         C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

         D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

MOODY'S SHORT-TERM CREDIT RATINGS.
---------------------------------

         Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

         PRIME 1 Issuers  rated  Prime-1  (or  supporting  institutions)  have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

              o    Leading market positions in well-established industries.

              o    High rates of return on funds employed.

              o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

              o Broad margins in earning coverage of fixed financial charges and high internal cash generation.

              o Well-established access to a range of financial markets and assured sources of alternate liquidity.

         PRIME 2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

         PRIME 3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         NOT PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P'S RATINGS GROUP SHORT-TERM ISSUE CREDIT RATINGS.
---------------------------------------------------

         S&P issues the following credit ratings for short-term debt issues. These ratings reflect the liquidity factors and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

              - Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

              - Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

         Note rating symbols are as follows:

         SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

         SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         SP-3 Speculative capacity to pay principal and interest.

MOODY'S SHORT-TERM MUNICIPAL DEBT CREDIT RATINGS.
------------------------------------------------

         In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.

         In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

         In  the  case  of  variable   rate  demand   obligations   (VRDOs),   a
two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

         The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

         MIG  ratings  expire  at  note  maturity.  By  contrast,   VMIG  rating
expirations will be a function of each issue's specific structural or credit features.

         MIG  1/VMIG  1  This  designation   denotes  superior  credit  quality.
Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

         MIG 2/VMIG 2 This designation denotes strong credit quality. Margins of protections are ample, although not as large as in the preceding group.

         MIG 3/VMIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

         SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

                              GENERAL INFORMATION

         CUSTODIAN. The Bank of New York, One Wall Street, New York, NY 10286, is custodian of the securities and cash of each Fund, except for the Global and Life Series International Funds, and employs foreign sub-custodians and foreign securities depositories to provide custody of foreign assets. Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, is custodian of the securities and cash of the Global and Life Series International Funds and employs foreign subcustodians and foreign securities depositories to provide custody of their foreign assets.

         AUDITS AND REPORTS. The accounts of the Funds are audited twice a year by Tait, Weller & Baker, an independent registered public accounting firm, 1818 Market Street, Suite 2400, Philadelphia, PA 19103-2108. Shareholders of each Fund receive semi-annual and annual reports, including audited financial statements, and a list of securities owned.

         LEGAL COUNSEL. Kirkpatrick & Lockhart Nicholson Graham LLP, 1601 K Street, NW, Washington, DC 20006, serves as counsel to the Funds.

         TRANSFER AGENT. Administrative Data Management Corp. ("ADM"), Raritan Plaza 1, Edison, NJ 08837, an affiliate of FIMCO and FIC, acts as transfer agent for the Funds and as redemption agent for regular redemptions. ADM provides services to accounts that includes, but is not limited to, opening and closing non-retirement and retirement accounts, transacting purchases, redemptions and exchanges, issuing checks, issuing tax statements, issuing account statements and maintaining records for the Funds. ADM receives fees from the Funds that are based upon a per transaction basis in accordance with a fee schedule that is approved by the Board of the Funds. In addition, the Funds reimburse ADM for its out-of-pocket costs including, but not limited to, the costs of postage, forms, envelopes, telephone lines and other similar items. The Transfer Agent's telephone number is 1-800-423-4026.

         RETIREMENT ACCOUNTS. First Investors Federal Savings Bank ("FIFSB") acts as custodian on certain retirement accounts that are opened through ADM (such as IRA and 403(b) accounts). FIFSB charges an annual custodial fee for each type of retirement account it services irrespective of the number of Funds that are held in the retirement account. These custodial fees are currently being paid by the Funds but the Funds reserve the right to discontinue paying this fee at any time on 45 days' written notice to account holders. FIFSB reserves the right to increase or modify the custodial fee on prior written notice.

         SHAREHOLDER AND TRUSTEE LIABILITY. For each First Investors Fund that is organized as a statutory trust, its Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Further, any note, bond, contract or other written obligation of the Trust or Fund may contain a disclaimer that the obligation may be only enforced against the assets of the Trust or Fund, but the omission of such disclaimer will not operate to bind or create personal liability for any shareholder or Trustee.

         Each Declaration of Trust also provides for indemnification out of the property of the Fund of any shareholder held personally liable for the obligations of the Fund. Each Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is immaterial and extremely remote. Each Fund's Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Each Fund may have an obligation to indemnify Trustees and officers with respect to litigation.

                                   APPENDIX A

                                     TAXES

         The following is a general discussion of the federal tax laws that apply to the First Investors Funds. The discussions of the tax treatment of distributions and dispositions of shares, taxation of the Funds in general and special rules for tax exempt Funds (Sections C, D and E) are not applicable for Funds that you have purchased through an individual retirement account, a 403(b) account, a 401(k) plan, a variable annuity contract, a variable life insurance policy, or other tax-deferred investment vehicle. If you have purchased Fund shares through a variable annuity contract or a variable life insurance policy, you should also review the prospectus and statement of additional information ("SAI") for that product for information concerning taxes. If you have purchased shares of a Tax Exempt Fund (see "E. Special Rules for Tax-Exempt Funds" below), you should read the prospectus and SAI of that Fund for information concerning state and local tax considerations.

         A.   Compliance with Subchapter M of the Code
              ----------------------------------------

         Each Fund has elected to be, and has qualified for treatment as a, regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). To continue qualifying for treatment as a RIC, a Fund which is treated as a separate corporation for federal tax purposes, must meet the following requirements each taxable year:

         (1) The Fund must distribute to its shareholders for each taxable year at least 90% ("Distribution Requirement") of its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss ("net short-term gain"), and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid);

         (2) The Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies; and (b) net income from an interest in a "qualified publicly traded partnership" ("QPTP") ("Income Requirement");

         (3) At the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities (which, for these purposes, includes a QPTP's equity securities); and

         (4) At the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in (a) the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, (b) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (c) the securities of one or more QPTPs.

         If a Fund qualifies for treatment as a RIC during a taxable year, it is relieved of federal income tax on the part of its investment company taxable income and net capital gain that it distributes to its shareholders. If a Fund failed to qualify for that treatment for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions that otherwise would be exempt-interest dividends (see "E. Special Rules for Tax-Exempt Funds" below) and distributions of net capital gain, as taxable dividends to the extent of the Fund's earnings and profits, taxable as ordinary income (except that, for individual shareholders, the part thereof that is "qualified dividend income" would be subject to federal income tax at the rate for net capital gain -- a maximum of 15%); those dividends would be eligible for the dividends-received

                                     II-A-1
deduction available to corporations under certain circumstances. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

         B.   Compliance with Subchapter L of the Code
              ----------------------------------------

         Each Fund that serves as an underlying funding vehicle for an insurance company separate account (i.e., each series of the First Investors Life Series
Fund) (each, a "Life Series Fund") must also comply with the diversification requirements imposed on such accounts by section 817(h) of the Code and the regulations thereunder (collectively "Subchapter L"). These requirements, which are in addition to the diversification requirements under Subchapter M of the Code (described above), applicable to all Funds, place certain limitations on the assets of each separate account -- and of each Life Series Fund, because Subchapter L treats the assets of a Life Series Fund as assets of the related separate account -- that may be invested in securities of a single issuer or a small number of issuers.

         Specifically, Subchapter L provides that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of a separate account's total assets may be represented by one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered the same issuer.
Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, U.S. Government securities, and securities of other RICs.

         The failure of a Life Series Fund to satisfy the Subchapter L diversification requirements would result in taxation of First Investors Life Insurance Company and treatment of its contract holders and policy owners other than as described in the prospectuses of its separate accounts. Specifically, the internal earnings within the contracts and policies could be immediately taxable rather than tax-deferred.

         C.   General Tax Treatment of Distributions and Dispositions of Shares
              -----------------------------------------------------------------

         Dividends a Fund distributes to its shareholders that are derived from dividends and taxable interest it receives on its investments together with Fund distributions from net short-term gain and net gains from certain foreign currency transactions, if any, are taxable to its shareholders as ordinary income (except as noted below) to the extent of its earnings and profits, whether received in cash or reinvested in additional Fund shares. Distributions from a Fund's net capital gain are taxable to its shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether those distributions are received in cash or reinvested in additional Fund shares; pursuant to the 2003 Act (as defined below), those distributions are subject to a 15% maximum federal income tax rate for individual shareholders to the extent the distributions are attributable to net capital gain a Fund recognizes on sales or exchanges of capital assets through its last taxable year beginning before January 1, 2009. Dividends and other distributions also may be subject to state and local taxes.

         A portion of the dividends from a Fund's investment company taxable income may be eligible for the 15% maximum federal income tax rate applicable to "qualified dividend income" that individuals receive through 2008 (enacted by the Jobs and Growth Tax Relief Reconciliation Act of 2003 ("2003 Act")) and the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends a Fund receives from most U.S. corporations and, for purposes of the 15% rate, certain foreign corporations. In addition, the availability of that rate and the dividends-received deduction is subject to certain holding period, debt-financing, and other restrictions imposed on each Fund with respect to the shares it holds on which the dividends were paid and on each shareholder with respect to the Fund shares on which the Fund dividends were paid. Dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

                                     II-A-2

         Dividends and other distributions a Fund declares in October, November, or December of any year that are payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the Fund pays the distributions during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

         Any capital gain an individual shareholder recognizes on a redemption or exchange through 2008 of his or her Fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate enacted by the 2003 Act. If Fund shares are sold at a loss after being held for six months or less, any loss that is not disallowed (see "E. Special Rules for Tax-Exempt Funds" below) will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

         Dividends from a Fund's investment company taxable income that are paid to a shareholder who is a non-resident alien or foreign entity (a "non-U.S. person") generally are subject to 30% federal withholding tax (but not, in such event, subject to back-up withholding, described below) unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty. Pursuant to the American Jobs Creation Act of 2004, however, a Fund's distributions that are (1) made to a beneficial owner of its shares that certifies that it is a non-U.S. person, with certain exceptions, (2) attributable to its "qualified net interest income" and/or short-term capital gain, and (3) with respect to a taxable year beginning before January 1, 2008, are exempt from that withholding tax. Non-U.S. persons are urged to consult their own tax advisers concerning the applicability of that withholding tax.

         D.   Taxation of the Funds in General
              --------------------------------

         Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary taxable income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

         Dividends and interest a Fund receives, and gains a Fund realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

         If more than 50% of the value of a Fund's total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to benefit from any foreign tax credit or deduction available with respect to any foreign taxes it paid. Pursuant to any such election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign or U.S. possessions sources ("foreign source income") as the shareholder's own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax or, alternatively, deduct the taxes deemed paid by the shareholder in computing taxable income. If a Fund takes this election, it will report to its shareholders shortly after each taxable year their respective shares of foreign taxes it paid and its foreign-source income. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Form 1099 and all of whose foreign-source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

         If a Fund invests in the stock of "passive foreign investment companies" ("PFICs"), special tax rules apply. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests:
(1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund that holds stock of a

                                     II-A-3

PFIC will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on "qualified dividend income" described above.

         If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its PRO RATA share of the QEF's annual ordinary earnings and net capital gain - which it probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax - even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

         A Fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the PFIC's stock over a Fund's adjusted basis in that stock as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

         If a Fund invests in zero coupon or other securities issued with original issue discount, the Fund must include in its income the portion of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on them during the year. Similarly, each Fund must include in its gross income securities it receives as "interest" on pay-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

         If a Fund uses hedging strategies, such as selling (writing) and purchasing options and futures contracts and entering into forward contracts, complex rules apply to determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures, and forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies, are treated as qualifying income under the Income Requirement.

         Some futures, foreign currency contracts, and "nonequity" options (i.e., certain listed options, such as those on a "broad-based" securities index) in which the Funds invest may be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be "marked-to-market" (i.e., treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.
Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it. A Fund may elect not

                                     II-A-4
to have the foregoing rules apply to any "mixed straddle" (i.e., a straddle the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute.

         Under Code section 988, gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that are attributable to exchange rate fluctuations between the time a Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If a Fund's section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her Fund shares.

         Offsetting positions a Fund may enter into or hold in any actively traded security, option, futures, or forward contract may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character, and timing of recognition of a Fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to a Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.

         If a call option written by a Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain. If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium it received will be added to the exercise price to determine the gain or loss on the sale. If a call option purchased by a Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the security or futures contract subject thereto. If a Fund exercises a purchased call option, the premium it paid for the option will be added to its basis in the subject securities or futures contract.

         If a Fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of a Fund during any taxable year that otherwise would be treated as a constructive

                                     II-A-5
sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obliged to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

         E.   Special Rules for Tax-Exempt Funds
              ----------------------------------

         Special rules apply to the dividends paid by the Funds that invest primarily in tax-exempt municipal securities ("Tax-Exempt Funds").

         The portion of the dividends a Tax-Exempt Fund pays equal to the excess of its excludable interest over certain amounts disallowed as deductions (thus excluding distributions of net short-term gain and net capital gain) will qualify as "exempt-interest dividends" and thus will be excludable from gross income for federal income tax purposes by its shareholders, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a) of the Code; each Tax-Exempt Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from a Fund's shareholders' gross income may not exceed its net tax-exempt income. Shareholders' treatment of exempt-interest dividends under state and local income tax laws may differ from the treatment thereof under the Code. Investors should consult their tax advisers concerning this matter.

         If shares of a Tax-Exempt Fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares.

         Tax-exempt interest paid on certain private activity bonds ("PABs") (including, to the extent a Tax-Exempt Fund receives such interest, a proportionate part of the exempt-interest dividends it pays) is a tax preference item for purposes of the federal alternative minimum tax. Exempt-interest dividends a corporate shareholder receives also may be indirectly subject to that tax without regard to whether a Tax-Exempt Fund's tax-exempt interest was attributable to those bonds. Entities or other persons who are "substantial users" (or persons related to "substantial users") of facilities financed by PABs should consult their tax advisers before purchasing shares of a Tax-Exempt Fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of PABs.

         Up to 85% of social security and certain railroad retirement benefits may be included in taxable income for a taxable year for recipients whose modified adjusted gross income (which includes exempt-interest dividends) plus 50% of their benefits for the year exceeds certain base amounts. Exempt-interest dividends from a Tax-Exempt Fund still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient's income exceeds the established amounts. Interest on indebtedness incurred or continued by a shareholder to purchase or carry Tax-Exempt Fund shares is not deductible for federal income tax purposes.

         A Tax-Exempt Fund may invest in municipal bonds that are purchased with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) ("municipal market discount bonds"). If a bond's market discount is less then the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the Fund acquired the bond, then no market discount is considered to exist. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. Any gain on the disposition of a municipal market discount bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. In lieu of treating the disposition gain as above, a Tax-Exempt Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

                                     II-A-6

         If a Tax-Exempt Fund realizes capital gain as a result of market transactions, any distributions of that gain will be taxable to its shareholders. There also may be collateral federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions, and property and casualty insurance companies. A shareholder falling into any such category should consult its tax adviser concerning its investment in shares of a Tax-Exempt Fund.





                                     II-A-7

                                   APPENDIX B

                               SHAREHOLDER MANUAL














                                     II-B-1

             [First Investors Logo]
          ----------------------------
               SHAREHOLDER MANUAL
          ----------------------------














A Guide to Your
First Investors
Mutual Fund Account
------------------------
as of January 30, 2006

INTRODUCTION

First Investors offers a wide variety of mutual funds to meet your financial needs. New client accounts must be established through your registered representative. While your registered representative is available to service your account on an ongoing basis, once you have established an account, you can contact us at 1(800)423-4026 directly for account services.

This easy-to-follow guide tells you how to contact us and explains our policies and procedures. The policies and procedures referenced in this manual may be changed by amendment to this manual at any time without prior notice. You may obtain the latest version of this manual on our web site
(www.firstinvestors.com).


If you purchase First Investors Funds through an omnibus account or group retirement plan, in most cases, you must process purchases and redemptions through your broker-dealer or plan trustee. We cannot take instructions directly from you. An Omnibus Account is an account registered in the name of a financial intermediary, such as a broker-dealer, bank, investment advisor, a 401(k) or similar retirement plan. Such an account does not identify to us the identities of its underlying customers or participants. If your account is established through Fund/SERV or Networking, you must contact your broker-dealer to determine which privileges are available to you.


This manual must be preceded or accompanied by a First Investors mutual fund prospectus. For more complete information on any First Investors mutual fund, including charges and expenses, refer to the prospectus. Read the prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------

TABLE OF CONTENTS

WHO WE ARE .................................................................  1

WHEN WE ARE OPEN FOR BUSINESS ..............................................  1

HOW TO CONTACT US ..........................................................  1

HOW FUND SHARES ARE PRICED .................................................  1

HOW TO OPEN AN ACCOUNT
  o  General Customer Identification Requirements ..........................  1
  o  Specific Account Requirements .........................................  3
       Non-Retirement Accounts .............................................  3
       Retirement Accounts .................................................  5


HOW TO BUY SHARES
  o  Placing Your Purchase Order ...........................................  5
  o  Paying For Your Order .................................................  6
       By Check ............................................................  6
       By Money Line .......................................................  6
       By Automatic Payroll Investment .....................................  7
       By Federal Funds Wire Transfer ......................................  8
       By Systematic Investments From Your Money Market Fund ...............  8
       By Systematic Withdrawal Plan Payment Investments ...................  8
  o  Choosing Between Share Classes ........................................  9
       Class A Shares ...................................................... 10
       Class B Shares ...................................................... 13
  o  Minimum Initial Investment Requirements ............................... 14
  o  Additional Investments ................................................ 14


HOW TO SELL SHARES
  o  Redemptions From Class A Money Market Accounts ........................ 15
  o  Written Redemptions ................................................... 15
  o  Telephone Redemptions ................................................. 16
  o  Electronic Funds Transfer Redemptions ................................. 16
  o  Systematic Withdrawals ................................................ 17
  o  Expedited Wire Redemptions ............................................ 18
  o  Money Market Draft Check Redemptions .................................. 18
  o  Redemptions-In-Kind ................................................... 19

HOW TO USE OUR FREE EXCHANGE PRIVILEGE
  o  Other Exchange Conditions ............................................. 19
  o  Telephone Exchanges ................................................... 21
  o  Written Exchanges ..................................................... 21

WHAT ARE THE FUNDS' POLICIES ON FREQUENT
TRADING .................................................................... 22

WHEN SIGNATURE GUARANTEES ARE REQUIRED ..................................... 22

STATEMENTS & REPORTS
  o  Transaction Confirmation Statements ................................... 23
  o  Prospectuses .......................................................... 24
  o  Master Account Statements ............................................. 24
  o  Annual and Semi-Annual Reports ........................................ 24

DIVIDENDS & DISTRIBUTIONS .................................................. 25

TAXES & FORMS .............................................................. 26

OTHER POLICIES & SERVICES
  o  Telephone Exchange & Redemption Privileges ............................ 27
  o  Share Certificates .................................................... 27
  o  Name Changes .......................................................... 28
  o  Transferring Ownership Of Shares ...................................... 28
  o  Householding Of Disclosure Documents .................................. 29
  o  Missing Or Incorrect TINs And Returned Mail ........................... 29
  o  Your Privacy .......................................................... 29

CONTACT INFORMATION
  o  Our Shareholder Services Department ................................... 30
  o  E-Mail ................................................................ 31
  o  Web Access ............................................................ 31

WHO WE ARE

First Investors is a mutual fund family. We offer a wide array of stock, bond and money market funds ("FI Funds" or "Funds") that are distributed through our affiliated broker, First Investors Corporation ("FIC"), and selected non-affiliated broker-dealers. We pride ourselves on providing financial services with a "personal touch."

WHEN WE ARE OPEN FOR BUSINESS

We are open for business every day the New York Stock Exchange ("NYSE") is open for regular trading ("Business Days"). The NYSE is closed on most national holidays and Good Friday.

HOW TO CONTACT US

You may call or write us at the telephone numbers or addresses set forth in "Contact Information."

As discussed in that section of this manual, we also accept e-mail communications for limited purposes and make information available to you via our web site. We do not accept purchase, redemption, exchange or other account instructions via e-mail.

HOW FUND SHARES ARE PRICED

Each FI Fund prices its shares each Business Day. The share price is calculated as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern
Time). In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

The Fund prices are generally listed later in the evening on the First Investors web site (www.firstinvestors.com). The prices for our larger Funds are also reported the next day in many newspapers, including The Wall Street Journal and The New York Times.

In pricing its shares, each Fund, other than our money market funds, calculates the net asset value ("NAV") of each class of its shares separately by taking the total value of class assets, subtracting class expenses, and dividing the difference by the total number of shares in the class.

Our money market funds attempt to maintain a stable $1.00 per share for each share class by valuing their assets using the amortized cost method. The NAVs of these Funds could nevertheless decline below $1.00 per share.

The price that you will pay for a share is the NAV plus any applicable front-end sales charge (the "public offering price"). The price you receive if you redeem or exchange your shares is the NAV, however any applicable contingent deferred sales charge ("CDSC") will be deducted from the proceeds.

The processing and price date for a purchase, redemption or exchange depends upon how your order is placed (see "How To Buy Shares," "How To Sell Shares" and "How To Use Our Free Exchange Privilege").

Special pricing procedures are employed during emergencies. For a description of these procedures, you can request, free of charge, a copy of a Statement of Additional Information.

HOW TO OPEN AN ACCOUNT

o  GENERAL CUSTOMER IDENTIFICATION REQUIREMENTS

The USA PATRIOT Act requires mutual funds, broker-dealers, and other financial institutions to obtain, verify and record information that identifies each customer who opens a new account. To comply with these requirements, we must obtain certain information about a new customer before we can open a new account for the customer, including the customer's name, residential street address, date of birth (in the case of a natural person), social security or taxpayer identification number ("TIN"), and citizenship status. Additional information may be required in certain circumstances.

The starting point in the process is the completing of an account application. If you are opening an account through FIC, you must first complete and sign a

Master Account Agreement ("MAA") unless your account is part of a group retirement plan. Your registered representative will assist you in completing the MAA, explain our product line and services, and help you select the right investments. If you do not list a broker on your MAA, FIC will act as your agent. We recommend that you discuss your investment with a registered representative before investing to ensure that your fund selection is consistent with your financial goals and objectives and tolerance for risk.

You may also purchase shares through any broker-dealer that has a selling agreement with FIC. If you are opening a FI Fund account through a broker-dealer other than FIC, you will generally be required to complete a nonaffiliated broker-dealer account application ("BAA") unless your account is established through Fund/SERV or Networking. If your account is being established through Fund/SERV or Networking, you may need to complete a BAA and other documents for certain privileges; you must contact your broker-dealer to determine which privileges are available to you. Broker-dealers that process transactions through Fund/ SERV or Networking are responsible for obtaining the customer's permission to process transactions and for ensuring that the transactions are processed properly.

Broker-dealers may charge their customers a processing or service fee in connection with the purchase and/or redemption of fund shares. Such a fee is in addition to the fees and charges imposed by the Funds that are discussed in this manual. The amount and applicability of such a fee is determined and disclosed to customers by each individual broker-dealer. Processing or service fees typically are fixed dollar amounts and are in addition to the sales and other charges described in the prospectus and the Statement of Additional Information. Your broker-dealer will provide you with specific information about any processing or service fees you will be charged.

As described more fully below, to satisfy the requirements of the law, we may also ask for documents that identify the customer, such as a U.S. driver's license, passport, or state or federal government photo identification card. In the case of a customer that is an entity, we may also ask for a document that identifies the customer, such as articles of incorporation, state issued charter, excerpts from a partnership agreement or trust document, as well as information concerning the person or persons who have authority over the account.

Once we have received your application and such other information as is required, we will attempt to verify your identity using a consumer reporting agency or documentary evidence. If we are unable to verify your identity to our satisfaction, within a maximum of sixty (60) days of opening your account, we will restrict most types of investments in your account. We reserve the right to liquidate your account at the current net asset value within a maximum of ninety
(90) days of its opening if we have not been able to verify your identity. We are not responsible for any loss that may occur and we will not refund any sales charge or CDSC that you may incur as a result of our decision to liquidate an account. If we redeem your account, we reserve the right to prohibit you from opening another account.

The foregoing customer information and verification procedures are not applicable to accounts that are opened through omnibus accounts, certain other accounts as permitted by law or shareholders of the FI Funds who held accounts as of October 1, 2003, provided that we have their correct names, addresses, social security numbers and birth dates. If existing shareholders have not provided us with such information, we may require additional information from them before we will open new fund accounts for them directly or indirectly through an exchange.

We will not require you to provide the foregoing customer information or attempt to verify your identity if your broker-dealer is opening a FI Fund account on your behalf through Fund/SERV or Networking. In such case, it is your broker-dealer's responsibility to verify your identity. However, you may be required to provide us with certain information and complete certain forms before you can execute transactions directly through us (rather than through your broker-dealer) or obtain certain privileges.

o  SPECIFIC ACCOUNT REQUIREMENTS


Listed below are the account opening requirements for our most common types of accounts. After you determine the type of account you want to open and the FI Fund(s) you want to purchase, deliver your completed MAA or BAA, supporting documentation and your check, made payable to FIC or the Fund, to your broker-dealer. Upon receipt of your properly completed paperwork, a "Customer Account" will be opened for you. The term "Customer Account" refers to all accounts owned by the same customer. An individual and a joint account represent two different customers. Therefore, a customer who owns both individually and jointly registered accounts, will be assigned two "Customer Accounts".


A.  NON-RETIREMENT ACCOUNTS

We offer a variety of "non-retirement" accounts, which is the term used to describe all accounts other than retirement accounts.

INDIVIDUAL ACCOUNTS may be opened by any adult individual who resides in the U.S. You must certify that you are a legal resident of the U.S. on the MAA or BAA and provide us with your name, residential street address in the U.S. (Army or Fleet Post Office number are acceptable), taxpayer identification number, date of birth, citizenship status, and other such information as may be required by law. If you are not a U.S. citizen, you must also disclose your country of origin and provide an unexpired photocopy of a green card or an identification card, with a photograph, issued by the U.S. government or a Federal or state agency.


JOINT ACCOUNTS may be opened by two or more adult individuals who reside in the U.S. Each joint tenant must provide the same information that is required for opening an individual account and each joint tenant's personal information must be verified as required by the USA PATRIOT Act.


Joint ownership may take several forms - e.g. joint tenants with rights of survivorship, tenants in common, etc. You are responsible for verifying that the type of joint registration you select is valid in your state of residence. If you choose a tenancy in common registration and you do not provide the ownership percentage for each joint owner, the account will be divided equally. All owners of a tenancy in common account must authorize requests to process transactions. This means that all tenants in common must sign written requests and authorize redemptions by telephone. If you choose joint tenants with rights of survivorship, in the event one tenant dies, the account automatically becomes the property of the remaining tenant(s); the account does not pass into the estate of the deceased owner. All joint tenants must sign requests to process transactions; however, telephone exchange and redemption requests are accepted from any tenant unless telephone privileges are declined. This means that any one registered owner on your account, acting alone and without the consent of any other registered owner, may give instructions to exchange or sell shares by telephone.

TRANSFER ON DEATH (TOD) ACCOUNTS are available on all FI Fund accounts in all states (unless held in an omnibus account). TOD accounts allow individual and joint tenants with rights of survivorship account owners to name one or more beneficiaries. The ownership of the account passes to the named beneficiary(ies) in the event of the death of all account owners. To establish a TOD account, you must furnish the same information that is required to open an ordinary individual or joint account and also complete a First Investors TOD Registration Request Form.

It is our policy to include the name of each beneficiary in the account registration. If multiple beneficiaries are named and the names do not fit in the account registration due to space limitations, the TOD designation in the registration will read "Multiple Beneficiaries on File." Confirmation regarding the beneficiary information will be sent to you.

EDUCATION SAVINGS ACCOUNTS (ESAs) may be opened for a beneficiary by his(her) parent or guardian who resides in the U.S. These accounts allow you to accumulate assets on a tax-deferred basis to help satisfy qualified educational expenses for a Designated Beneficiary (generally, a minor child). To establish an ESA, the Responsible Individual (the parent or legal guardian) must complete an MAA or BAA and an ESA Application. If someone other than the Responsible Individual is making the initial contribution, he or she must sign the ESA Application as the Depositor. The Responsible Individual is considered the customer and must furnish the same information as he or she would provide for an individual account.

There is an annual custodial fee of $15 for each ESA account, irrespective of the number of Funds that are held in the account. The Funds currently pay this fee. The Funds reserve the right to discontinue paying this fee at any time on forty-five (45) days' written notice to account holders. In such event, the fee will be charged to account holders. The custodian also reserves the right to increase or modify the fee on prior written notice.

GIFTS AND TRANSFERS TO MINORS ACCOUNTS may be opened for minors established under the applicable state's Uniform Gifts/Transfers to Minors Act. They are registered under the minor's social security number. We require the name, address, date of birth, citizenship and TIN of both the minor and the custodian on the MAA or BAA.

CONSERVATORSHIP/GUARDIANSHIP ACCOUNTS may only be opened by legal representatives. To establish a conservatorship or guardianship account, you must complete an MAA or BAA and provide the name, address, date of birth, citizenship status, and TIN of both the minor (ward) and the conservator (guardian). In addition, you must also furnish a certified copy of the court document appointing you as the conservator/guardian and a First Investors Acknowledgment Form.

ESTATE ACCOUNTS may be opened by completing an MAA or BAA and providing the name, address, citizenship status, date of birth and TIN of the executor (administrator), the name of the decedent and TIN of the estate. You must also provide an original or certified copy of the death certificate, a certified copy of Letters Testamentary/Administration, and a First Investors Acknowledgment Form.

CORPORATE ACCOUNTS may be opened for corporations that are organized in the U.S. The entity's name, U.S. business address, and TIN must be provided on the MAA or BAA. If we cannot verify the identity of the entity using non-documentary methods, we will require documentary proof of the existence and identity of the entity, such as a certified copy of the company's articles of incorporation signed by the secretary of the corporation, a certificate of incorporation or good standing issued by the secretary of the state, a government- issued business license, or a bank reference by a U.S. bank on the bank's letterhead. To avoid the risk that we may not be able to verify the identity of an entity by non-documentary means, we recommend that you furnish documentary proof of the entity's existence when you apply to open the account. First Investors Certificate of Authority ("COA") is also required to identify the individuals who have authority to effect transactions in the account.

PARTNERSHIP ACCOUNTS may be opened for partnerships that are organized in the U.S. You must provide the name of the partnership, U.S. business address, and TIN on a completed MAA or BAA along with the pages of the partnership agreement which show the names of all partners or authorized persons who have authority to act for and on behalf of the partnership, and a completed COA to identify the persons who have authority over the account.

TRUST ACCOUNTS may be opened for trusts that are formed in the U.S. You must provide the name of the trust, its address, and TIN on a completed MAA or BAA, along with a copy of the pages of the trust document which show the name and date of the trust, appointment of all trustees and successor trustees and their signatures and a COA to identify the persons who have authority over the account.

B.  RETIREMENT ACCOUNTS

To open a retirement account, you must not only complete an application with your broker-dealer and furnish the customer identification information required for individual nonretirement accounts, but also complete a product application. Certain retirement products also require the employer to complete a form.

We offer the following types of retirement plans for individuals and employers:

INDIVIDUAL RETIREMENT ACCOUNTS including Roth, Traditional, and Conduit IRAs.

IRA FOR MINORS (with earned income. A parent or legal guardian must complete the appropriate IRA Application and IRA for a Minor Child Form.

SIMPLE IRAs (SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES OF SMALL EMPLOYERS) for employers.

SEP-IRAs (SIMPLIFIED EMPLOYEE PENSION PLANS) for small business owners or people with income from self-employment. SARSEP-IRAs (Salary Reduction Simplified Employee Plans) can be established through trustee-to-trustee transfers.

403(b)(7) accounts for employees of eligible tax-exempt organizations such as schools, hospitals and charitable organizations.

401(k) plans for employers.

MONEY PURCHASE PENSION & PROFIT SHARING (MPP/PSP) plans for sole proprietors and partnerships.

There is an annual custodial fee of $15 for each IRA, SIMPLE-IRA, SEP-IRA, SARSEP-IRA, MPP/PSP, 401(k), and 403(b) account, irrespective of the number of Funds that are held in the account. The Funds currently pay this fee. The Funds reserve the right to discontinue paying this fee at any time on forty-five (45) days' written notice to account holders. In such event, the fee will be charged to account holders. The custodian also reserves the right to increase or modify the fee on prior written notice.

HOW TO BUY SHARES

o  PLACING YOUR PURCHASE ORDER

Purchases may always be made by written application. Such purchases are processed when they are received in "good order" by our Edison, NJ office. To be in good order, the Fund you are purchasing must be eligible for sale in your state of residence, all required paperwork must be completed, and payment must be received. If your order is received by the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), it will receive that day's public offering price. This procedure applies whether your written order is given to your registered representative and transmitted to our Edison, NJ office or mailed directly by you to our Edison, NJ office.

As described more fully below, certain types of purchases can only be placed by written application. For example, purchases in connection with the opening of retirement accounts may only be made by written application. Furthermore, rollovers of retirement accounts will be processed only when we have received both your written application and rollover proceeds. Thus, for example, if it takes thirty (30) days for another fund group to send us your retirement account proceeds, your purchase of FI Funds will not occur until we receive the proceeds.

Some types of purchases may be phoned or electronically transmitted to us via Fund/SERV. If you place your order with your representative, your transaction will be processed at that day's public offering price provided that your order is received in our Edison, NJ office by the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), or by our Fund/SERV deadline for orders submitted via the Fund/SERV system. Orders received after these deadlines will be processed at the next Business Day's offering price.

If you are buying a FI Fund through a broker-dealer other than First Investors Corporation, other requirements may apply. Consult your broker-dealer about its requirements.

All orders placed through a First Investors registered representative must be reviewed and approved by a principal of the branch office before being mailed or transmitted to the Edison, NJ office.

It is the responsibility of your broker-dealer to forward or transmit orders to the Fund promptly and accurately. A FI Fund will not be liable for any change in the price per share due to the failure of a broker-dealer to place or pay for the order in a timely fashion. Any such disputes must be settled between you and your broker-dealer.

Each Fund reserves the right to refuse any purchase order, without prior notice. We will not accept purchases into an account after we have been notified that the account owner is deceased in the absence of proof that the purchases are lawful.

With the exception of our money market funds, each FI Fund is designed for long-term investment purposes. It is not intended to provide a vehicle for short-term market timing. As described more fully in our policy on frequent trading (see "What Are The Funds' Policies On Frequent Trading"), it is our policy to refuse to accept purchase orders from investors who we believe intend to engage in short-term market timing transactions. We monitor purchase orders in an effort to enforce this policy. However, we cannot guarantee that our monitoring efforts will be effective in identifying or preventing all short-term market timing activity. Short-term market timing may adversely affect performance of a Fund for long-term shareholders.

o  PAYING FOR YOUR ORDER

Payment is due within three (3) Business Days of placing an order or the trade may be cancelled. (In such event, you will be liable for any loss resulting from the cancellation.) To avoid cancellation of your order, you may open a money market account and use it to pay for subsequent purchases.

Purchases made pursuant to our Automatic Investment Programs are processed as follows:

o Money Line purchases are processed on the date you select on your application (or the Business Day following a weekend or holiday); and

o Automatic Payroll Investment Service purchases are processed on the date that we receive funds from your employer.

We accept the following forms of payment in U.S. funds:

o Checks drawn on U.S. banks (including subsidiaries of U.S. banks) payable to FIC;

o  Money Line and Automatic Payroll Investment electronic funds transfers;

o  Federal Funds wire transfers;

o  ACH transfers; and

o Proceeds from a redemption of your FI money market fund account (for orders placed by your representative or broker-dealer).

We DO NOT accept:

o  Third Party Checks;

o  Traveler's Checks;

o  Checks drawn on foreign banks;

o  Money Orders;

o  Cash;

o  Post Dated Personal Checks; and

o Starter Checks (checks without a pre-printed customer name) or Second Party Checks except from financial institutions and customers who have active FI Fund accounts which have been in existence for at least three (3) months.

BY CHECK

You can send us a check for purchases under $500,000. If you are opening a new FI Fund account, your check must meet the FI Fund minimum (see "Minimum Initial Investment Requirements"). When making purchases to an existing account, include your FI Fund account number on your check. Investments of $500,000 or more must be made via Federal Funds wire transfer, unless we are contacted in advance and agree to waive this requirement.

BY MONEY LINE

With our Money Line program, you can invest in a FI Fund account with as little as $50 a month or $600 each year by transferring funds electronically from your bank account. You can invest up to $25,000 a month per fund account through Money Line.

You select the payment amount and frequency that is best for you (bi-weekly, semi-monthly, monthly, quarterly, semi-annually, annually, or the last day of the month).

The Money Line investment date you select is the date on which shares will be purchased. If the investment date falls on a weekend or holiday, shares will be purchased on the next Business Day. THE PROCEEDS MUST BE AVAILABLE IN YOUR BANK ACCOUNT TWO (2) BUSINESS DAYS PRIOR TO THE INVESTMENT DATE.

Money Line service is prohibited on FI Fund accounts with foreign addresses.

HOW TO APPLY FOR MONEY LINE:

l: Complete the Electronic Funds Transfer ("EFT") section of the application and provide complete bank account information. Attach a pre-printed voided check, pre-printed deposit slip or account statement. All shareholders and all bank account owners must sign the application and all signatures must be guaranteed. (PLEASE ALLOW AT LEAST TEN (10) BUSINESS DAYS FOR INITIAL PROCESSING.)


2: Complete the Money Line section of the application to specify the amount, frequency and beginning date of the investments. (PLEASE ALLOW AT LEAST TEN (10) BUSINESS DAYS FOR INITIAL PROCESSING.)

3: Submit the paperwork to your registered representative or:

For Overnight Mail, send it to:

     Administrative Data Management Corp.
     Raritan Plaza I, 8th Floor
     Edison, NJ  08837-3620

For Regular Mail, send it to:

     Administrative Data Management Corp.
     P.O. Box 7837
     Edison, NJ  08818-7837

HOW TO CHANGE MONEY LINE:

To change investment amounts, reallocate, suspend or cancel Money Line, you must notify us at least five (5) Business Days prior to the investment date. A Money Line payment may be suspended for up to six (6) consecutive months. Once the suspension time is expired the Money Line will automatically begin on the next scheduled date without written notification to you.

You may write or call Shareholder Services at 1(800)423-4026 to:

o  Discontinue, or suspend for up to six (6) months, your Money Line service;

o  Decrease the payment to the minimum amount of $50 per month; and

o Change the date or frequency of the Money Line payment without increasing the total dollar amount.

In addition, provided that you have telephone exchange and redemption privileges, you may telephone us to:

o Reallocate Money Line to a new or existing account with the same registration; and

o Increase your total Money Line payment by a maximum of $3,600 per year using any frequency provided the bank and FI Fund account registrations are the same and by a maximum of $1,200 per year using any frequency if the bank and FI Fund account registrations are different.

For all other changes, you must submit a signature guaranteed written request to Administrative Data Management Corp. To change from one bank to another or change your bank account number you must also complete and return a new Money Line application, and attach a pre-printed voided check, pre-printed deposit slip or account statement. Allow at least ten (10) Business Days for the change to become effective.

Money Line service will be cancelled upon notification that all fund account owners are deceased. We reserve the right to liquidate your account upon sixty
(60) days' notice if you cancel the Money Line prior to meeting the minimum initial investment of the fund.

BY AUTOMATIC PAYROLL INVESTMENT

With our Automatic Payroll Investment ("API") service you can systematically purchase shares by payroll deduction with as little as $50 a month or $600 each year. To participate, your employer must offer direct deposit and permit you to electronically transfer a portion of your salary to your account. Contact your company payroll department to authorize the payroll deductions. If not available, you may consider our Money Line program.

Shares purchased through API are purchased on the day the electronic transfer is received by the Fund.

HOW TO APPLY FOR API:

1:  Complete an API Application.

2:  Complete an API Authorization Form.

3: Complete the government's Direct Deposit Sign-up Form if you are receiving a government payment.

4:  Submit the paperwork to your registered representative or:

For Overnight Mail, send it to:

     Administrative Data Management Corp.
     Raritan Plaza I, 8th Floor
     Edison, NJ 08837-3620

For Regular Mail, send it to:

     Administrative Data Management Corp.
     P.O. Box 7837
     Edison, NJ 08818-7837

BY FEDERAL FUNDS WIRE TRANSFER

You may purchase shares via a Federal Funds wire transfer from your bank account into your existing FI Fund account. Investments of $500,000 or more must be purchased by a Federal Funds wire unless we agree in advance to waive this requirement. Each incoming Federal Funds wire transfer initiated outside the U.S. will be subject to a $20 fee.

To wire funds to an existing FI Fund account, you must call 1(800)423-4026 and provide us with the Federal Funds wire reference number, amount of the wire, and the existing account number(s) to be credited. To receive credit for the wire on the same day as it is received, the above information must be given to us beforehand and we must receive the wire by:

o  12:00 p.m. Eastern Time for money market funds; and

o the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) for all the other FI Funds.

If we receive a wire and you have not given us proper notification beforehand, your purchase will not occur until we receive all the required information. For information about when you start earning dividends, please see "Dividends & Distributions." Call Shareholder Services at 1(800)423-4026 for wiring instructions.


BY SYSTEMATIC INVESTMENTS FROM YOUR MONEY MARKET FUND

You can invest systematically from one of your FI money market funds in shares of another FI Fund account by completing a Systematic Investment Form. Your FI money market fund shares will generally be redeemed on the same day as the purchase of the other FI Fund account. If shares are being invested in a different Customer Account, the investment will be made at the public offering price (which includes the applicable sales charge ) and all owners of the account from which shares are being redeemed must authorize the systematic investment and have their signatures guaranteed. When you are investing into a new FI Fund account, you must invest at least $600 a year. The Systematic Investments may be made on a monthly, quarterly, semi-annual, or annual basis. Systematic Investments are suspended upon notification that all account owners are deceased. Service will recommence upon receipt of written alternative payment instructions and other required documents from the decedent's legal representative.

BY SYSTEMATIC WITHDRAWAL PLAN PAYMENT INVESTMENTS

You can invest Systematic Withdrawal Plan payments (see "How To Sell Shares") from one FI Fund account in shares of another FI Fund account in the same class of shares for the same Customer Account. In such case, payments are invested without a sales charge (except for payments attributable to Class A shares subject to a CDSC that are being invested into the First Investors Cash Management or Tax-Exempt Money Market Funds). You may also invest Systematic Withdrawal Plan payments from one FI Fund account in the same class of shares for a different Customer Account at the public offering price (which includes the applicable sales charge). If payments are invested into the First Investors Cash Management or Tax-Exempt Money Market Funds of a different Customer Account, they are not eligible for the free-exchange back to a load fund. (See "How To Use Our Free Exchange Privilege".) In either case:


o You must invest at least $600 a year when investing into a new FI Fund account; and

o  You can invest on a monthly, quarterly, semi-annual, or annual basis.

Systematic Withdrawal Plan payment investments are suspended upon notification that all account owners are deceased. Service will recommence upon receipt of written alternative payment instructions and other required documents from the decedent's legal representative.

o  CHOOSING BETWEEN SHARE CLASSES

All FI Funds are available in Class A and Class B shares. It's very important to specify which class of shares you wish to purchase when you open a new account. FI Fund account applications have a place to designate your selection. If you do not specify which class of shares you want to purchase, Class A shares will automatically be purchased. Direct purchases into Class B share money market accounts are not accepted. Class B money market fund shares may only be acquired through an exchange from another Class B share account or through Class B share distribution cross-investment.

Each class of shares has its own cost structure. Class A shares have a front-end sales charge. Class B shares may have a CDSC. While both classes have a Rule 12b-1 fee, the fee on Class B shares is generally higher. As a result, different classes of shares in the same FI Fund generally have different prices. The principal advantages of Class A shares are that they have lower overall expenses, quantity discounts on sales charges, and certain account privileges that are not offered on Class B shares. The principal advantage of Class B shares is that all your money is put to work from the outset.

Because of the lower overall expenses on Class A shares, we recommend Class A shares for purchases of $100,000 or more in the aggregate (based upon your holdings in all of our Funds). We will not accept a purchase order for Class B shares of $100,000 or more for a single fund account, unless we are contacted before the order is placed and we agree to accept it. This policy applies to omnibus accounts as well as individual accounts. For investments of less than $100,000, the class that is best for you depends upon the amount you invest, your time horizon, and your preference for paying the sales charge initially or later. If you fail to tell us what class of shares you want, we will purchase Class A shares for you.

Your broker-dealer may have policies with respect to Class B shares that are more restrictive than those of our Funds. You should also be aware that we are not able to monitor purchases that are made through an omnibus account. In such case, it is the responsibility of the broker-dealer to observe our $100,000 limit.

CLASS A SHARES

When you buy Class A shares, you pay the offering price - the net asset value of the FI Fund plus a front-end sales charge. The front-end sales charge declined with larger investments.

--------------------------------------------------------------------------------
CLASS A SALES CHARGES
--------------------------------------------------------------------------------

                              AS A % OF                 AS A % OF YOUR
     YOUR INVESTMENT          OFFERING PRICE *          INVESTMENT *

     less than $100,000          5.75%                     6.10%
     $100,000-$249,999           4.50%                     4.71%
     $250,000-$499,999           3.50%                     3.63%
     $500,000-$999,999           2.50%                     2.56%
     $1,000,000 or more             0%**                      0%**

* Due to rounding of numbers in calculating a sales charge, you may pay more or less than what is shown above.

** If you invest $1,000,000 or more, you will not pay a front-end sales charge. However, if you make such an investment and then sell your shares within 24 months of purchase, you will pay a CDSC of 1.00%. As described below, a CDSC of 1.00% may also be imposed on redemptions of Class A shares that are purchased without a front-end sales charge pursuant to a sales charge waiver privilege. As also described below, any applicable CDSC may be waived under certain circumstances.

(If you were a shareholder of the Insured Tax Exempt Fund II prior to December 18, 2000, you will continue to be able to purchase additional Class A shares of the Fund at a lower sales charge which was then in effect for as long as you maintain your fund account, that is, a sales charge (expressed as a percentage of offering price) of 4.75% on investments less than $100,000; 3.90% on investments of $100,000-$249,000; 2.90% on investments of $250,000-$499,999; and
2.40% on investments of $500,000-$999,999.)

--------------------------------------------------------------------------------

As discussed below, we offer several ways in which you may qualify for a sales charge discount or waiver. If you qualify for a sales charge discount or waiver, you must ensure that your broker-dealer knows this. If you are purchasing shares through an omnibus account with a broker-dealer, we will not be aware that you are entitled to a discount or waiver. It is the responsibility of your broker-dealer to advise us of any discount or waiver that you qualify for at the time the purchase order is placed. If you are sending us money directly, include a written statement with your check explaining which privilege applies. If you fail to advise your broker-dealer or us that you are eligible for a discount or waiver, you may not receive the reduction or waiver.

DISCOUNTS AVAILABLE THROUGH RIGHTS OF ACCUMULATION

You may qualify for a Class A share sales charge discount under our Rights of Accumulation ("ROA") policy. If you already own shares of FI Funds, you are entitled to add the current values of those shares (measured by the current offering price) to your purchase in computing your sales charge (Class A shares of our money market funds are not included if they have been purchased directly without a sales charge, and shares held in a group qualified plan are not included). For example, if you already own shares of First Investors Funds valued at $100,000 based on the current offering price, your current purchase of $10,000 is entitled to the $100,000 sales charge discount.

In computing your sales charge discount level, you are also entitled to receive credit for the current values of FI Fund shares held in the accounts of other shareholders whose accounts are registered under your address of record (i.e., your mailing address on your account) and are serviced by your broker-dealer firm ("Eligible Accounts"). For example, you are entitled to combine the current values of all First Investors Fund shares (measured by the current offering price) owned by you, your spouse, your children, and any other individuals as long as you all share the same address of record and are serviced by the same broker-dealer firm.

DISCOUNTS AVAILABLE THROUGH LETTERS OF INTENT

You can also qualify for a sales charge discount by signing a non-binding letter of intent ("LOI") to purchase a specific dollar amount of shares within 13 months. For example, your current purchase of $10,000 will be processed at the $100,000 sales charge discount level if you sign an LOI for $100,000. You can include all persons who share your address of record and who currently have or will open an FI account with your broker-dealer during the period of the LOI. You must use our LOI Agreement Form to designate the additional persons you wish to cover (if any) and the amount of your LOI. Once an LOI is established, it cannot be amended to add persons who were not specified initially nor can an LOI be "back-dated" to cover prior purchases.

You are not legally required to complete the LOI. However, if you fail to do so, your share balance will be reduced to reflect the appropriate sales charge without the LOI. Once an LOI is established, a change of legal ownership of the account to someone else in the LOI group or a change of address will not affect the LOI. However, a change of broker-dealer or transfer of ownership of a covered account to someone outside the LOI group will terminate the LOI. If two or more customers are covered by an LOI and one customer changes the broker-dealer on his or her account or transfers a covered account to someone outside of the LOI group, before the LOI is complete, the LOI will be terminated on all customers' accounts and the sales charges on all purchases made under the LOI will be adjusted.

By purchasing under an LOI, you agree to the following:

o You authorize First Investors to reserve 5% of the shares held under an LOI in escrowed shares until the LOI is completed or is terminated;

o You authorize First Investors to sell any or all of the escrowed shares to satisfy any additional sales charges owed if the LOI is not fulfilled or is terminated; and

o Although you may exchange all your shares among the FI Funds, you may not sell the reserve shares held in escrow until you fulfill the LOI or pay the higher sales charge.

OTHER ROA & LOI CONDITIONS

For purposes of shareholders who invest through a broker-dealer, your address of record with your broker-dealer is considered your address of record for ROA purposes.

To ensure that you receive the proper sales charge, you must advise your broker-dealer of all Eligible Accounts that can be aggregated with your own accounts for ROA purposes as well as your desire to enter into an LOI (if applicable). In addition, we or your broker-dealer may also ask you to provide account records, statements or other information related to all Eligible Accounts. You should be aware that we are not able to monitor purchases that are made through an omnibus account. Your broker-dealer is responsible for processing your order at the correct discount level and for offering you the opportunity to enter into an LOI.

Investments in 401(k) plans and other group retirement plans are not considered for purposes of ROA or LOI discounts.

Accounts maintained for the same customer with different broker-dealers of record and/or different addresses will not be combined for discount purposes and will be recorded under separate customer account numbers.

If you reside in an apartment, office, or similar multi-tenant building, your address of record for discount purposes includes your individual unit numbers or designations. Thus, the accounts of shareholders who reside in different apartments, office suites, or units within the same building will not be combined for discount purposes.

Purchases made pursuant to the reinstatement privilege do not count toward the completion of an LOI.

CLASS A SALES CHARGE WAIVERS

CLASS A SHARES MAY BE PURCHASED WITHOUT A SALES CHARGE:

1: By a current registered representative, employee, officer, director, or trustee of the Funds, FIC, or their affiliates ("FI Associate"), the spouse, children and grandchildren of such FI Associate provided that they reside at the same address and they maintain their account at FIC ("Eligible Relatives"), and any other person who maintains an account that has been coded as an associate account since January 30, 2004. The accounts of such persons are referred to as "Associate Accounts."

2: By a former FI Associate or former or current Eligible Relative thereof provided that such person (a) already owns an Associate Account, or (b) is rolling over the proceeds from a FI 401(k) or FI Profit Sharing Plan account into a FI Fund account.

3: By an employee of a subadvisor of a FI Fund who is identified in the prospectus as a portfolio manager of the Fund.

4: When Class A share fund dividends and distributions are reinvested in Class A shares of the same or a different FI Fund account within the same Customer Account.

5: When Class A shares are free-exchanged into Class A shares of a different fund account within the same Customer Account.

6: When Class A share systematic withdrawal plan payments from one FI Fund account are automatically invested into shares of another FI Fund account in the same class of shares for the same Customer Account. When Class A share systematic withdrawal plan payments from one Customer Account are automatically invested into Class A shares of a different Customer Account for Customer Accounts that had established systematic withdrawal plans prior to October 3, 2005.

7: When qualified retirement plan loan repayments are reinvested in Class A shares, provided the loan was made against an account originally subject to a sales charge.

8: When a group qualified plan (e.g., 401(k), money purchase pension, or profit sharing plan) is reinvesting redemption proceeds back into the same plans from another fund on which a sales charge or CDSC was paid.*

9: By a group qualified plan with 100 or more eligible employees or $1,000,000 or more in assets.*

10: In amounts of $1 million or more.*

11: By individuals under a LOI or ROA of $1 million or more.*

12: When you are reinvesting into a load fund, within the same Customer Account, proceeds of a redemption from a FI load fund that was made within the prior six
(6) months, from Class A shares of a FI Fund, on which you paid a front end sales charge, the ("reinstatement privilege").

     If you are opening or reactivating an account, your investment must meet the fund's minimum investment policy. This privilege does not apply to:

     o Systematic withdrawal amounts which are subsequently reinvested;

     o Automated payments such as Money Line and API;

     o Contributions to 403(b), SEP-IRA, SIMPLE-IRA or SARSEP-IRA accounts;

     o Investments made through your representative or broker-dealer over the phone if the amount of the investment that is eligible for the free exchange is less than $100; or

     o Accounts that are redeemed after ninety (90) days due to a client not verifying his or her identity to our satisfaction.

You must notify us in writing that you are eligible for the reinstatement privilege.

* FOR ITEMS 8 THROUGH 11 ABOVE, A CDSC OF 1.00% WILL BE DEDUCTED FROM SHARES WHICH ARE REDEEMED WITHIN 24 MONTHS OF PURCHASE.


Investments through 401(k) accounts and other group plans are not counted for determining the ROA discounts of individual investments in the Funds.

Include a written statement with your purchase order explaining which exemption applies. If you do not include this statement we cannot guarantee that you will receive the waiver. If your broker is placing a trade which is entitled to be reinstated at NAV, it is the broker's responsibility to notify us and to place the trade at NAV.

SPECIAL CLASS A SALES CHARGE DISCOUNTS

SALES CHARGES ON CLASS A SHARES MAY BE REDUCED FOR:

1: A group qualified retirement plan with 99 or fewer eligible employees. The initial sales charge is reduced to 3.00% of the offering price.

2: Certain unit trust holders ("unitholders") whose trust sponsors have made special arrangements with First Investors for a sales charge discount. Unitholders of various series of New York Insured Municipal-Income Trust sponsored by Van Kampen Merrit, Inc., unitholders of various series of the Multistate Tax Exempt Trust sponsored by Advest Inc., and Municipal Insured National Trust, may buy Class A shares of a FI Fund with unit distributions at the net asset value plus a sales charge of 1.5%.

Unitholders of various tax-exempt trusts, other than the New York Trust, sponsored by Van Kampen Merritt Inc. may buy Class A shares of a FI Fund with unit distributions at the net asset value plus a sales charge of 1%.

CLASS B SHARES

Class B shares are sold without an initial sales charge, putting all your money to work for you immediately. If you redeem Class B shares within six (6) years of purchase, a CDSC will be imposed. The CDSC declines from 4% to 0% over a six
(6) year period, as shown in the chart below.

--------------------------------------------------------------------------------
CLASS B SALES CHARGES
--------------------------------------------------------------------------------

     Year of Redemption                  CDSC as a Percentage of Purchase or
                                                  NAV at Redemption

     Within the 1st or 2nd year                        4%
     Within the 3rd or 4th year                        3%
     In the 5th year                                   2%
     In the 6th year                                   1%
     Within the 7th year and 8th year                  0

--------------------------------------------------------------------------------

COMPUTATION OF CONTINGENT DEFERRED SALES CHARGES:

If Class A or Class B shares redeemed are subject to a CDSC, the CDSC will be based on the lesser of the original purchase price or redemption price. There is no CDSC on shares acquired through dividend and capital gains reinvestment. We call these "free shares."

Anytime you sell shares that were purchased with a CDSC, your shares will be redeemed in the following manner:

FIRST - Shares representing dividends and capital gains;

SECOND - Shares on which the CDSC has expired; and

THIRD - Shares held the longest.

For purposes of calculating the CDSC, all purchases made during the calendar month are deemed to have been made on the first business day of the month at the average cost of the shares purchased during that period.

WAIVERS OF CONTINGENT DEFERRED SALES CHARGES

Any CDSC on Class A and Class B shares does not apply to:

1: Appreciation on redeemed shares above their original purchase price and shares acquired through dividend or capital gains distributions.

2: Redemptions of shares following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of an account owner (or in the case of joint accounts, the death of the last surviving joint owner), provided that in the case of disability the shares must have been purchased prior to the disability and the redemptions must be made within one (1) year of the disability. Proof of death or disability is required.

3: Distributions from employee benefit plans due to plan termination.

4: Redemptions to remove an excess contribution from an IRA or qualified retirement plan.

5: Annual redemptions of up to 8% of your account's value redeemed by a Systematic Withdrawal Plan. Free shares not subject to a CDSC will be redeemed first and will count towards the 8% limit.

6: Redemptions by the Fund when the account falls below the minimum.

7: Redemptions to pay account fees.

8: Required minimum distributions upon reaching required minimum age 701/2 provided you have held the shares for at least three (3) years.


If you reinvest into a load fund within the same Customer Account with proceeds from a redemption within the prior six (6) months of Class A or B shares on which you paid a CDSC and you notify us in writing of your desire to reinvest the amount, you will be credited, in additional shares, for any CDSC that you paid, the ("reinstatement privilege"). If you are reinvesting only a portion of your redemption, you only will be credited with a pro-rated percentage of any CDSC that you paid. If you are opening or reactivating an account, your investment must meet the fund's minimum investment policy. This privilege does not apply to:

o  Systematic withdrawal amounts which are subsequently reinvested;

o  Automated payments such as Money Line and API;

o  Contributions to 403(b), SEP-IRA, SIMPLE-IRA or SARSEP-IRA accounts;

o Investments made through your representative or broker-dealer over the phone if the amount of the investment that is eligible for the free exchange is less than $100; or

o Accounts that are redeemed after ninety o(90) days due to a client not verifying his or her identity to our satisfaction.


Include a written statement with your redemption request explaining which exemption applies. If you do not include this statement we cannot guarantee that you will receive the waiver.

CONVERSION TO CLASS A SHARES:

Class B shares, and the dividend and distribution shares they earn, automatically convert to Class A shares after eight (8) years, reducing future annual expenses.

1: Conversions will be made into existing Class A share fund accounts provided the accounts have identical ownership and the same broker-dealer. If you do not own an identically registered Class A share fund account with the same broker-dealer, a new Class A share fund account will be established.

2: All automated payments including Money Line, Automatic Payroll Investment, and other regularly scheduled retirement investment programs, will continue to be invested into the Class B share fund account after the initial conversion.

3: Systematic withdrawals and required minimum distributions will continue to be made from the Class B share fund account after the initial conversion provided there are a sufficient number of Class B shares. If the Class B share account has insufficient shares to satisfy a scheduled distribution, ADM will contact the shareholder for further instruction. The systematic withdrawal programs and required minimum distributions will move to Class A share fund accounts if the conversion closes the Class B share fund account.

4: If dividends and/or capital gains from a Class B share fund account are cross-reinvested into another Class B share fund, the service will remain in effect after the conversion provided shares remain in the source account. The cross-reinvestment option will not automatically move to Class A share fund accounts. Dividends and capital gains earned on Class A shares purchased as a result of the conversion will be reinvested.

5: Duplicate statements and secondary addresses (for checks), if any, that have been authorized on Class B share fund accounts will also be assigned to the new Class A share fund accounts.

o MINIMUM INITIAL INVESTMENT REQUIREMENTS

Your initial investment in a non-retirement or ESA fund account may be as little as $1,000. You can open a First Investors Traditional IRA or Roth IRA with as little as $500. Other retirement accounts may have lower initial investment requirements at the Fund's discretion. These minimums are waived if you use one of our Automatic Investment Programs (see "Paying For Your Order"). As described in the prospectuses of the Funds, we reserve the right to impose fees of $25 per fund account on accounts with balances that are below the minimum account requirements or to close accounts without your consent on sixty (60) days' prior notice.

o ADDITIONAL INVESTMENTS

Once you have established an account, you generally can add to it through your registered representative or by sending us a check directly with a payment stub or written instructions. Remember to include your FI Fund account number on your check made payable to FIC or the Fund. There is no minimum requirement on additional purchases made via a check and written instructions into existing FI Fund accounts. There is a $1,000 minimum on purchases made through your representative over the phone. There is also a minimum amount of $100 for purchases your broker-dealer may place through Fund/SERV.

For Overnight Mail, send checks to:

     First Investors Corporation
     Attn: Dept. CP
     Raritan Plaza I, 8th Floor
     Edison, NJ 08837-3620

For Regular Mail, send checks to:

     First Investors Corporation
     Attn: Dept. CP
     P.O. Box 7837
     Edison, NJ 08818-7837

HOW TO SELL SHARES

You can sell your shares on any Business Day. In the mutual fund industry, a sale is referred to as a "redemption." The various ways you can redeem your shares are discussed below. If your shares are held in an omnibus account, these procedures are not applicable. You can only redeem such shares through your broker-dealer. Please consult with your broker-dealer for its requirements. Your redemption order will be processed at that day's price (less any applicable
CDSC) provided that it is received in good order in our Edison, NJ office by the close of regular trading on the NYSE, or by our Fund/SERV deadline for orders that are submitted via the Fund/SERV system. It is your broker-dealer's responsibility to promptly transmit orders to us. Special rules also apply to redemptions from 401(k) and other group retirement accounts; we can only accept redemption instructions from the plan trustee or administrator. Please consult your plan trustee or administrator for its procedures.

Payment of redemption proceeds generally will be made within seven (7) days of receipt of your order. If the shares being redeemed were recently purchased by check or electronic funds transfer, payment may be delayed to verify that the check or electronic funds transfer has been honored, which may take up to fifteen (15) days from the date of purchase. Unless you have declined telephone privileges, most nonretirement account redemptions can be made by phone by you or your registered representative. Shareholders may not redeem shares by telephone or electronic funds transfer unless the shares have been owned for at least fifteen (15) days.

Redemptions of shares are not subject to the fifteen (15) day verification period if the shares were purchased via:

o  Automatic Payroll Investment;

o  FIC registered representative payroll checks;

o  Checks issued by First Investors Life Insurance Company, FIC or ADM;

o  Checks issued through FI General Securities Unit;

o  Federal Funds wire payments.

For trusts, estates, attorneys-in-fact, corporations, partnerships, and other entities, additional documents are required to redeem shares unless they are already on file.

o REDEMPTIONS FROM CLASS A MONEY MARKET ACCOUNTS

Shares of money market funds will be redeemed in the following order:

o  shares purchased directly;

o  shares eligible for free-exchange back to a load fund.

o WRITTEN REDEMPTIONS

A written redemption request will be processed when received in our Edison, NJ office provided it is in good order.

If we receive your written redemption request in good order in our Edison, NJ office by the close of regular trading on the NYSE (normally 4:00 p.m. Eastern
Time), you will receive that day's price (less any applicable CDSC) for your shares.

If your redemption request is not in good order or information is missing, we will seek additional information and process the redemption on the Business Day we receive such information.

To be considered in good order written requests must include:

1: The name of the FI Fund;

2: Your account number;

3: The dollar amount, number of shares or percentage of the account you want to redeem;

4: Share certificates (if they were issued to you);

5: Original signatures of all owners exactly as your account is registered or authorized signer(s) as indicated in supporting documentation;

6: Signature guarantees, if required (see "When Signature Guarantees Are Required");

7: Appropriate distribution form for retirement accounts and ESA accounts; and

8: Other supporting documentation, as required.

Shares purchased by check or electronic funds transfer that you have owned for less than fifteen (15) days may only be redeemed by written request. If we are being asked to redeem a retirement account and transfer the proceeds to another financial institution, we may also require a Letter of Acceptance from the successor custodian before we effect the redemption.

For your protection, the Fund reserves the right to require additional supporting legal documentation and to require all paperwork to be dated within sixty (60) days.

For Overnight Mail, send written redemption requests to:

     Administrative Data Management Corp.
     Raritan Plaza I, 8th Flr
     Edison, NJ 08837-3620

For Regular Mail, send written redemption requests to:

     Administrative Data Management Corp.
     P.O. Box 7837
     Edison, NJ 08818-7837

o TELEPHONE REDEMPTIONS

Subject to the conditions listed under the "Telephone Exchange and Redemption Privileges" section, you, your registered representative or any authorized person may redeem shares held in non-retirement accounts, which have been owned for at least fifteen (15) days by calling our Special Services Department at 1(800)342-6221 from 9:00 a.m. to 5:00 p.m. Eastern Time, on any Business Day provided:

1: Telephone privileges are available for your account registration;

2: For tenancy in common registrations all owners must authorize the redemption by telephone;

3: You do not hold share certificates (issued shares);

4: The redemption is (a) made payable to the registered owner(s) and mailed to the address of record (which cannot have been changed within the past sixty (60) days without a signature guaranteed request signed by all owners) or, (b) electronically transferred by ACH to a pre-designated account;

5: The redemption amount is $75,000 or less; and

6: The redemption amount, combined with the amount of all telephone redemptions under the same fund account, made within the previous thirty (30) days does not exceed $100,000.

As discussed in "Telephone Exchange and Redemption Privileges," telephone redemption privileges are not available for certain types of accounts. If you do not have telephone redemption privileges for an account or the other conditions for a particular redemption request are not met, we will not accept telephone instructions from you or your representative. Your instructions must be submitted to us in writing in accordance with the procedures outlined in "Written Redemptions."

If you place your redemption request with our Special Services Department at 1(800)342-6221 by the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on any Business Day, it will be processed at that day's price (less any applicable CDSC). If you place your order with your representative, it will also be processed at that day's price (less any applicable CDSC) provided that your order is received by our Special Services Department by the close of trading on the NYSE. If we receive your order after the close of regular trading on the NYSE, it will be processed on the following Business Day at that day's price (less any applicable CDSC).

o ELECTRONIC FUNDS TRANSFER REDEMPTIONS

Electronic Funds Transfer ("EFT") redemptions allow you to redeem shares and electronically transfer proceeds to your bank account. EFT redemptions are not available on ESA accounts.

You must enroll in the Electronic Funds Transfer service and provide complete bank account information before using the privilege. All shareholders and all bank account owners must sign the application and have their signatures guaranteed. Please allow at least ten (10) Business Days for initial processing. We will send any proceeds during the processing period by check to your address of record. Call your registered representative or Shareholder Services at 1(800)423-4026 for an application.

You may call Shareholder Services or send written instructions to Administrative Data Management Corp. to request an EFT redemption of shares which have been held at least fifteen (15) days. Each EFT redemption:

1: Must be electronically transferred to your pre-designated bank account;

2: Must be at least $500 per fund account;

3: Cannot exceed $50,000 per fund account; and


4: Cannot exceed $100,000 per fund account when added to the total amount of all EFT redemptions made within the previous thirty (30) days.


If your redemption does not qualify for an EFT redemption, your redemption proceeds will be mailed to your address of record.

The Electronic Funds Transfer service may also be used to purchase shares (see "Money Line") and transfer systematic withdrawal payments (see "Systematic Withdrawal Plan Payment Investments") and both dividend and capital gain distributions to your bank account.

o SYSTEMATIC WITHDRAWALS


Our Systematic Withdrawal Plan allows you to redeem a specific dollar amount, number of shares, or percentage from your account on a regular basis. We reserve the right to only send your payments to a U.S. address. They can be mailed to you or a pre-authorized payee by check or transferred to your bank account electronically (if you have enrolled in the EFT service).


You can receive payments on a monthly, quarterly, semi-annual, or annual basis. Your account must have a value of at least $5,000 in non-certificated shares ("unissued shares"). The $5,000 minimum account balance is waived for required minimum distributions from retirement plan accounts, payments to First Investors Life Insurance Company, and systematic investments into another eligible fund account. The minimum Systematic Withdrawal Plan payment is $50 (waived for Required Minimum Distributions on retirement accounts or FIL premium payments).

We reserve the right to limit the number of systematic withdrawals that may be established on any one account. Upon receipt of a systematic withdrawal request we will reinvest dividend and capital gain distributions previously paid in cash, unless we are notified otherwise at the time of request.

Systematic withdrawals in excess of the dividends and distributions paid by a Fund will reduce and possibly exhaust your invested principal, especially in the event of a market decline. You should not assume that the value of your Fund shares will appreciate enough to cover withdrawals. The redemption of shares in connection with a Systematic Withdrawal Plan will also generally result in a gain or loss for tax purposes.

You should avoid making investments in FI Funds at the same time that you are taking systematic withdrawals, unless your investments can be made without paying a sales charge. Buying shares on which a sales charge is imposed during the same period as you are selling shares is not advantageous to you because you will be incurring unnecessary sales charges and may not be able to deduct any capital losses because of wash sale rules.

If you own shares that are subject to a CDSC, you may establish a Systematic Withdrawal Plan and redeem up to 8% of the value of your account annually without paying a CDSC. If you own shares that are subject to a CDSC in a retirement account and if your Required Minimum Distribution exceeds the 8% limit, the applicable CDSC will be charged if the additional shares were held less than three (3) years.

To establish a Systematic Withdrawal Plan, complete the appropriate section of the account application or contact your registered representative or call Shareholder Services at 1(800)423-4026.

o EXPEDITED WIRE REDEMPTIONS (CLASS A MONEY MARKET FUNDS ONLY)

Enroll in our Expedited Redemption service to wire proceeds via Federal Funds from your Class A FI non-retirement money market account to a bank account you designate. To do so, complete a Mutual Fund Privilege Application. The bank must be a member of the Federal Reserve System. Expedited wire redemption privileges may be established to wire proceeds to a foreign bank account provided the bank account is registered to the same owner as the mutual fund account. ESAs are not eligible. In addition, shares must be owned for at least fifteen (15) days to be eligible for expedited redemption. Call Shareholder Services at 1(800)423-4026 for an application or to discuss specific requirements.

Requests for redemptions by wire out of the money market funds must be received in writing or by phone prior to 12:00 p.m. Eastern Time, on a Business Day, to be processed the same day. Wire redemption requests received after 12:00 p.m. Eastern Time, will be processed the following Business Day.

1: Each wire under $5,000 is subject to a $15 fee;

2: Two wires of $5,000 or more are permitted without charge each month. Each additional wire is $15;

3: Wires must be directed to your predesignated bank account; and

4: Each wire which is directed outside the U.S. is subject to a $50 fee.

o MONEY MARKET DRAFT CHECK REDEMPTIONS (CLASS A SHARES ONLY)

Free draft check writing privileges are available for owners of First Investors Cash Management Fund and First Investors Tax Exempt Money Market Fund non-retirement accounts who maintain a minimum balance of $1,000. For tenancy in common accounts, all owners must sign draft checks. We will not issue draft checks if your account balance is less than $1,000. Each check drawn on an account with a balance of less than $1,000 will be subject to a $10 processing fee which is deducted when the check is paid. Shares purchased by check or by electronic funds transfer that you have owned for less than fifteen (15) days are not included in your available balance. It is your responsibility to ensure that your available balance covers the amount of your draft check and any applicable fees including a possible CDSC since, if there are insufficient shares, your draft check will be returned through banking channels marked "insufficient funds" and may also be subject to fees imposed by the depository bank. Please be aware that if you use a draft check and it is converted to an electronic debit by the payee, the electronic debit may not be honored.

Daily dividends are earned on shares of the First Investors Cash Management Fund and First Investors Tax-Exempt Money Market Fund shares until a draft check clears against them. Because the Funds accrue daily dividends, you may not redeem your account in its entirety by writing a draft check. Draft checks are subject to the rules and regulations of the custodian covering checking accounts. We will return your canceled draft checks once a month. Neither the Funds nor the custodian can certify or directly cash a draft check.

Draft checks are not available for:

o  Retirement accounts;

o  ESAs;

o  Class B share fund accounts; and

o  Accounts registered with a foreign address.

Please notify us immediately if your draft checks are lost or stolen. "Stop payment" requests must be directed to Administrative Data Management Corp. However, there is no guarantee that a "stop payment" request will stop the payment of the draft check.

Complete the Mutual Fund Privilege Application to apply for draft checks. To order additional draft checks, call Shareholder Services at 1(800) 423-4026. Additional documentation is required to establish draft check writing privileges for trusts, corporations, partnerships, and other entities. Call Shareholder Services for further information.

The Funds bear all expenses relating to the Money Market Draft Check Redemption Privilege. We reserve the right to amend or terminate the privilege at any time.

o REDEMPTIONS-IN-KIND

If a Fund's Board should determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or part by a distribution in kind of securities from the portfolio of the Fund. If shares are redeemed in kind, the redeeming shareholder will likely incur brokerage costs in converting the assets into cash.

--------------------------------------------------------------------------------

HOW TO USE OUR FREE EXCHANGE PRIVILEGE


Subject to the conditions listed below, you have the right to exchange shares of any FI Fund on which a sales charge is applicable ("load fund") for the shares of the same class of any other FI load fund for the same Customer Account without incurring an additional sales charge. This right, which is called a free exchange privilege, gives you the flexibility to change investments as your goals change. Since an exchange of FI Fund shares is a redemption and a purchase, it may create a gain or loss which is reportable for tax purposes. Read the prospectus of the FI Fund you are purchasing carefully before you exchange into it. The Fund is authorized to charge a $5.00 exchange fee for each exchange. This fee is currently being paid by the fund into which you are making the exchange.

You can also exchange Class A money market fund shares of another FI Fund under your Customer Account without incurring a sales charge if the shares were acquired via an exchange from a load fund under your Customer Account. The dividends earned on those shares are also eligible for the free exchange privilege. To the extent that shares are redeemed from the money market fund, the free exchange privilege is no longer available with respect to those shares. If a customer is eligible for both the free exchange privilege and reinstatement at NAV, the free exchange privilege will be used first followed by the reinstatement privilege. The amount available for the free exchange privilege will be reduced by any amount invested into a FI load fund that receives a sales charge waiver due to the reinstatement or free exchange privileges. (See Item 12 under "Class A Shares Charge Waivers".)


Unless you have declined telephone privileges, you, your representative or any authorized person may be able to exchange shares by phone. Exchanges can also be made by written instructions. Exchange orders are processed when we receive them in good order in our Edison, NJ office. Exchange orders received in good order prior to the close of trading on the NYSE will be processed at that day's prices.

If you place an exchange order with your representative by the close of regular trading on the NYSE, it will be processed at that day's price for each Fund provided that your order is received by our Edison, NJ office by the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), or by our Fund/SERV deadline for orders that are submitted via the Fund/SERV system.

o OTHER EXCHANGE CONDITIONS

There are a number of conditions on the free exchange privilege.

1: The Funds reserve the right to reject any exchange, without prior notice, if they believe that it is part of a market timing strategy or a pattern of excessive trading. In the event that an exchange is rejected, neither the redemption nor the purchase side of the exchange will be processed. See "What Are The Funds' Policies On Frequent Trading".

2: You may not exchange into a new account if your account has been restricted pursuant to our USA PATRIOT Act policies.

3: You may only exchange shares within the same class.

4: Exchanges can only be made between accounts that are owned by the same customer and registered under the same customer number.

5: You may exchange to another FI Fund account provided that it meets the FI Fund minimum after the exchange.

6: The FI Fund you are exchanging into must be eligible for sale in your state.

7: If your request does not clearly indicate the amount to be exchanged or the accounts involved, no shares will be exchanged.

8: If you exchange shares to a new FI Fund account, the dividend and capital gain options will apply to the new FI Fund account as well as the original account if it remains open. If you exchange shares into an existing FI Fund account, the dividend and capital gain options on the existing FI Fund account will remain in effect.

9: If you exchange shares of a FI Fund that are subject to a CDSC, the CDSC and the holding period used to calculate the CDSC will carry over to the acquired shares with one exception. If you exchange Class A shares that are subject to a CDSC into a Class A money market fund account, the CDSC will be deducted from the amount exchanged.

10: If your exchange request is not in good order or information is missing, the Transfer Agent will seek additional information and process the exchange on the day it receives such information.

11: If your exchange is from an account with automatic investments or systematic withdrawals, you must let us know if your automatic investments or systematic withdrawals are to remain with the original FI Fund or the FI Fund you are exchanging into ("receiving fund") or if you want the automatic investments or withdrawals terminated.

Without specific instructions, we will amend account privileges as outlined below:

--------------------------------------------------------------------------------
                      Exchange          Exchange              Exchange a
                      All Shares to     All Shares to         Portion of
                      ONE Fund          MULTIPLE              Shares to ONE or
                      Account           Funds                 MULTIPLE Funds
--------------------------------------------------------------------------------
Money Line            ML moves to       ML stays with         ML stays with
(ML)                  Receiving Fund    Original Fund         Original Fund

Automatic Payroll     API moves to      API is allocated      API stays with
Investment (API)      Receiving Fund    equally to            Original Fund
                                        Receiving Funds

Systematic            SWP moves to      SWP is allocated      SWP stays
Withdrawals (SWP)     Receiving Fund    proportionally to     with Original Fund
(includes RMDs)                         Receiving Funds

Automated             $ moves to        $ stays               $ stays with
Retirement Account    Receiving Fund    with Original Fund    Original Fund
Contributions *
--------------------------------------------------------------------------------

* CONTRIBUTIONS REMITTED BY THE EMPLOYER FOR CERTAIN RETIREMENT ACCOUNTS.

o TELEPHONE EXCHANGES

You, your registered representative or any authorized person can exchange by phone shares of any non-retirement account provided you have telephone privileges and the transaction qualifies for a free exchange (see "Telephone Exchange & Redemption Privileges").

You, your registered representative or any authorized person can also use telephone privileges to exchange shares of any eligible FI Fund (1) within any participant directed FI prototype IRA, 403(b), or 401(k) Simplifier Plan, (2) from an individually registered non-retirement account to an IRA account registered to the same owner (provided an IRA application is on file); and (3) within 401(k) Flexible plans, money purchase pension plans and profit sharing plans if a First Investors Qualified Retirement Plan Application is on file. Contact your registered representative or call Shareholder Services at 1(800)423-4026 to obtain a Qualified Retirement Plan Application.

By Phone:           Call Special Services from 9:00 a.m. to 5:00 p.m., Eastern
1(800) 342-6221     Time. Orders received after the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), are processed the following Business Day.

                    1: You must have telephone privileges (see "Telephone
                       Exchange & Redemption Privileges").

                    2: Certificate shares cannot be exchanged by phone.

                    3: For trusts, estates, attorneys-in-fact, corporations,
                       partnerships, guardianships, conservatorships and other entities, additional documents may be required if not already on file. Call our Shareholder Services Department at 1(800)423-4026 to determine whether additional documents are necessary.

o WRITTEN EXCHANGES

Written instructions are acceptable for any exchange.

                               1: Send us original written instructions signed
                                  by all account owners exactly as the account
                                  is registered.
For Overnight Mail, send to:
Administrative Data            2: Include the name and account number of your FI
Management Corp.                  Fund.
Raritan Plaza I, 8th Floor
Edison, NJ 08837-3620          3: Indicate either the dollar amount, number of
                                  shares or percent of the source account you
For Regular Mail, send to:        want to exchange.
Administrative Data
Management Corp.               4: Specify the existing account number or the
P.O. Box 7837                     name of the new FI Fund you want to exchange
Edison, NJ 08818-7837             into.

                               5: Include any outstanding share certificates for
                                  shares you want to exchange. A signature guarantee is required.

                               6: For trusts, estates, attorneys-in-fact,
                                  corporations, partnerships, guardianships, conservatorships and other entities, additional documents may be required if not already on file. Call Shareholder Services at 1(800)423-4026.

WHAT ARE THE FUNDS' POLICIES ON FREQUENT TRADING

With the exception of our money market funds, each FI Fund is designed for long-term investment purposes and is not intended to provide a vehicle for frequent trading. The Board of Directors/Trustees of the Funds has adopted policies and procedures to detect and prevent frequent trading in the shares of the Funds. These policies and procedures apply uniformly to all accounts. However, the ability of the Funds to detect and prevent frequent trading in certain accounts, such as omnibus accounts, is limited.

It is the policy of each Fund to decline to accept any new account that the Fund has reason to believe will be used for market timing purposes, based upon the amount invested, the Fund or Funds involved, and the background of the shareholder or broker-dealer involved. Alternatively, a Fund may allow such an account to be opened if it is provided with written assurances that the account will not be used for market timing.

It is the policy of the Funds to monitor activity in existing accounts to detect market-timing activity. The criteria used for monitoring differ depending upon the type of account involved. It is the policy of the Funds to reject, without any prior notice, any purchase or exchange transaction if the Funds believe that the transaction is part of a market timing strategy. The Funds also reserve the right to reject exchanges that in the Funds' view are excessive, even if the activity does not constitute market timing.

If the Funds' reject an exchange because it is believed to be part of a market timing strategy or otherwise, neither the redemption nor the purchase side of the exchange will be processed. Alternatively, the Funds may restrict exchange activity that is believed to be part of a market timing strategy or refuse to accept exchange requests via telephone or any other electronic means.

To the extent that the policies of the Funds are not successful in detecting and preventing frequent trading in the shares of the Funds, frequent trading may:
(a) interfere with the efficient management of the Funds by, among other things, causing the Funds to hold extra cash or to sell securities to meet redemptions;
(b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Funds, particularly for long-term shareholders who do not engage in frequent trading.

WHEN SIGNATURE GUARANTEES ARE REQUIRED

A signature guarantee protects you from the risk of a fraudulent signature and is generally required for non-standard and large dollar transactions. A signature guarantee may be obtained from eligible guarantor institutions including banks, savings associations, credit unions and brokerage firms which are members of the Securities Transfer Agents Medallion Program ("STAMP"), the New York Exchange Medallion Signature Program ("MSP"), or the Stock Exchanges Medallion Program ("SEMP").

A signature guarantor may not amend or limit the scope of the guarantee in any way. The guarantee may not be dated, or altered in an attempt to guarantee less than all signatures on a document. The surety bond coverage provided must equal or exceed the amount of the transaction. Please note that a notary public stamp or seal is not an acceptable substitute for a signature guarantee.

Signature guarantees are required:

1: For redemptions over $75,000.

2: For redemption checks made payable to any person(s) other than the registered shareholder(s) or any entity other than a major financial institution for the benefit of the registered shareholder(s).

3: For redemption checks mailed to an address other than the address of record, pre-authorized bank account, or a major financial institution on your behalf.

4: For redemptions to the address of record when the address of record has changed within sixty (60) days of the request (unless the written address change request was signed by all owners and signature guaranteed).

5: When a stock certificate is mailed to an address other than the address of record or the dealer on the account or the address of record has changed within the past sixty (60) days.

6: When shares are transferred to a new owner.

7: When certificated (issued) shares are redeemed, exchanged or transferred.

8: To establish any EFT service or to amend banking information on an existing EFT service.

9: To establish the Expedited Redemption Privilege.

10: For requests to change the address of record to a P.O. box or care of address. The residential street address must also be provided.

11: If multiple account owners of one account give inconsistent instructions.

12: When the authority of a representative of a corporation, partnership, trust, or other entity has not been satisfactorily established prior to the transaction request.

13: When an address is updated on an account which has been coded "Do Not Mail" because mail has been returned as undeliverable. A mailing address and residential address must be provided.

14: For draft check orders when the address has changed within sixty (60) days of the request.

15: For any other instance whereby a FI Fund or its transfer agent deems it necessary as a matter of prudence.

STATEMENTS & REPORTS

o TRANSACTION CONFIRMATION STATEMENTS

You will receive a confirmation statement immediately after most transactions. These include:

o  Dealer purchases;

o  Check investments;

o  Federal Funds wire purchases;

o  Redemptions;

o  Exchanges;

o  Transfers; and

o  Issued certificates.


Money Line purchases, Automatic Payroll Investment purchases and investments of dividends and distributions that are part of an automated investment program are not confirmed for each transaction. They will appear on your next regularly scheduled quarterly statement. Confirmation statements are sent on a monthly basis for draft check redemptions from the FI money market funds.


A separate confirmation statement is generated for each FI Fund account you own. It provides:

o  Your account registration;

o  Your FI Fund account number;

o  The date of the transaction;

o  A description of the transaction (PURCHASE, REDEMPTION, ETC.);

o  The number of shares bought or sold for the transaction;

o  The dollar amount of the transaction;

o  The dollar amount of the dividend payment (IF APPLICABLE);

o  The total share balance in the account;

o  The dollar amount of any dividends or capital gains paid;

o The number of shares held by you, held for you (INCLUDING ESCROW SHARES), and the total number of shares you own; and

o  The percentage of sales charge paid on the purchase.

The confirmation statement also may provide a perforated investment stub with your preprinted name, registration, and FI Fund account number for future investments.

You should review your confirmation statements carefully. If you fail to notify us of any errors or omissions within thirty (30) days, we will assume that your statement is correct and we will not accept responsibility for any resulting liability.

o PROSPECTUSES

A prospectus for each FI Fund you purchase is also mailed to you with your initial confirmation statement concerning a fund purchase and thereafter once a year. The prospectus provides the fund's objectives, risks, expenses, results, policies and information concerning the portfolio managers. A prospectus may be obtained from our website (www.firstinvestors.com) or by calling Shareholder Services at 1(800)423-4026.

o MASTER ACCOUNT STATEMENTS

If FIC is your broker, you will receive a Master Account Statement for all your identically owned FI Fund accounts on a quarterly basis. The Master Account Statement will also include a recap of any First Investors Life Insurance variable annuities or variable life insurance you may own. Joint accounts registered under your taxpayer identification number and custodial accounts for which you are the custodian will appear on separate Master Account Statements but may be mailed in the same envelope upon request. You may request that the quarterly statements for different customers that reside at the same address be mailed in one envelope by contacting Shareholder Services and ordering a Combined Mailing Authorization Form.

The Master Account Statement provides the following information for each FI Fund you own:

o  FI Fund name;

o  FI Fund's current market value; and

o  Total distributions paid year-to-date.

o ANNUAL AND SEMI-ANNUAL REPORTS

You will also receive an Annual and a Semi-Annual Report covering each FI Fund that you own. These financial reports show the assets, liabilities, revenues, expenses, and earnings of the FI Fund as well as a detailed accounting of all portfolio holdings. The Annual report will also contain an analysis by the Portfolio Manager of the FI Fund's performance over the prior year. You will receive one report per household, unless you specifically request a separate report for each customer in accordance with our householding policy.

DIVIDENDS & DISTRIBUTIONS

Except as provided below, for FI Funds that declare daily dividends, your shares start earning dividends on the first Business Day following the day of purchase. Your shares continue to earn dividends until, but not including, the next Business Day following the day of redemption.

For First Investors money market fund purchases, if we receive a Federal Funds wire transfer prior to 12:00 p.m. Eastern Time, and you have given us the proper notification beforehand (see "Federal Funds Wire Transfer"), your shares start earning dividends on the day of purchase. Redemptions by wire out of the money market funds will not earn dividends on the day of redemption.

The FI Funds pay dividends from net investment income and distribute the accrued earnings to shareholders as noted below:

-----------------------------------------------------------------------------------------
DIVIDEND PAYMENT SCHEDULE
-----------------------------------------------------------------------------------------
MONTHLY:                                QUARTERLY (IF ANY):      ANNUALLY (IF ANY):
Cash Management Fund                    Blue Chip Fund           All-Cap Growth Fund
Fund for Income                         Growth & Income Fund     Focused Equity Fund
Government Fund                         Total Return Fund        Global Fund
Insured Intermediate Tax Exempt         Value Fund               Mid-Cap Opportunity Fund
Insured Tax Exempt Fund                                          Special Situations Fund
Insured Tax Exempt Fund II
Investment Grade Fund
Single State Insured Tax Free Funds
New York Insured Tax Free Fund
Tax-Exempt Money Market Fund
-----------------------------------------------------------------------------------------

Capital gains distributions, if any, are paid annually, usually near the end of the FI Fund's fiscal year. On occasion, more than one capital gains distribution may be paid during one year.

Dividends and/or capital gains distributions are automatically reinvested to purchase additional FI Fund shares unless otherwise instructed. We reserve the right to send dividends and capital gain distributions that are remitted by check to a U.S. address only. Dividends and/or capital gains may be sent via EFT provided this option is either selected for both dividends and capital gains or this option is selected for one and the other is reinvested into the same fund account. Upon notification that all account owners are deceased, all distributions are automatically reinvested; any distribution cross-investment plan or systematic withdrawal plan will be discontinued. Dividends and capital gains distributions of less than $10 are automatically reinvested to purchase additional FI Fund shares.

For the tax treatment of dividends and other distributions from a Fund, see the prospectus and Statement of Additional Information for your Fund. If you buy shares shortly before the record date of the dividend, the entire dividend you receive may be taxable even though a part of the distribution is actually a return of your purchase price. This is called "buying a dividend".

There is no advantage to buying a dividend because a FI Fund's net asset value per share is reduced by the amount of the dividend.

TAXES & FORMS
--------------------------------------------------------------------------------
TAX FORM                         DESCRIPTION                          MAILED BY

1099-DIV*       Consolidated report lists all ordinary qualified      January 31
                dividends and capital gains distributions for all of the shareholder's accounts. Also includes foreign taxes paid and any federal income tax withheld due to backup withholding.

--------------------------------------------------------------------------------
1099-B          Lists proceeds from all non-retirement redemptions    January 31
                including systematic withdrawals and exchanges. A separate form is issued for each FI Fund account.
                Includes amount of federal income tax withheld due to backup withholding.

--------------------------------------------------------------------------------
1099-R          Lists taxable distributions from a retirement         January 31
                account. A separate form is issued for each FI
                Fund account. Includes federal income tax withheld due to IRS withholding requirements.

--------------------------------------------------------------------------------
1099-Q          Lists distributions from an ESA.                      January 31

--------------------------------------------------------------------------------
5498-ESA        Provided to shareholders who made an annual ESA         April 30
                contribution, rollover purchase or
                trustee-to-trustee transfer. A separate form is issued for each FI Fund account.

--------------------------------------------------------------------------------
5498            Provided to shareholders who made an annual IRA           May 31
                contribution or rollover purchase. Also provides the account's fair market value as of the last business day of the tax year. A separate form is issued for each FI Fund account.

--------------------------------------------------------------------------------
1042-S          Provided to non-resident alien shareholders to          March 15
                report the amount of fund dividends paid and the amount of federal taxes withheld. A separate form is issued for each FI Fund account.

--------------------------------------------------------------------------------
Cost Basis      Uses the "average cost-single category" method to     January 31
Statement       show the cost basis of any shares sold or
                exchanged. Information is provided to assist shareholders in calculating capital gains or losses. A separate statement, included with Form
                1099-B, is issued for most FI Fund accounts. This statement is not reported to the IRS and does not include money market funds or retirement accounts.

--------------------------------------------------------------------------------
Tax Savings     Consolidated report lists all amounts not subject     January 31
Report for      to federal, state and local income tax for all the
Non-Taxable     shareholder's accounts. Also includes any amounts
Income          subject to alternative minimum tax. Not reported
                to the IRS.

--------------------------------------------------------------------------------
Tax Savings     Provides the percentage of income paid by each FI     January 31
Summary         Fund that may be exempt from state income tax. Not
                reported to the IRS.

--------------------------------------------------------------------------------

Each FI Fund must withhold and remit to the U.S. Treasury a percentage of dividends, capital gains distributions, and redemption proceeds (regardless of the extent to which a gain or loss may be realized) otherwise payable to any individual or certain other non-corporate shareholder who fails to certify that the taxpayer identification number furnished to the FI Fund is correct, who furnishes an incorrect number, or who is designated by the IRS as being subject to backup withholding. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner and may be claimed as a credit on that owner's federal tax return.

* THE IRS DOES NOT REQUIRE INVESTMENT COMPANIES TO ISSUE FORM 1099-DIV TO REPORT TAXABLE DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS OF LESS THAN $10 PER FI FUND ACCOUNT, UNLESS THE ACCOUNT IS SUBJECT TO IRS IMPOSED BACKUP WITHHOLDING TAX.

OTHER POLICIES & SERVICES

o TELEPHONE EXCHANGE AND REDEMPTION PRIVILEGES

Telephone privileges allow you, your registered representative or any other person who we believe is an authorized person to exchange or redeem eligible shares and authorize other transactions with a simple phone call. Telephone redemption privileges are not available on omnibus accounts. Telephone exchange privileges are only available on certain omnibus accounts. You should check with your broker-dealer or plan trustee to determine if you have exchange privileges.

For joint accounts with rights of survivorship, telephone privileges allow any one of the owners to process telephone transactions independently. As noted previously, this means that any one registered owner on your account, acting alone and without the consent of any other registered owner, may give a Fund instructions to exchange or sell shares by telephone.

For tenants in common accounts, all owners of the account must sign requests to process transactions and all owners must authorize a telephone redemption. Any one owner acting alone and without the consent of any other owner may give telephone exchange instructions.

Telephone exchange and redemption privileges are automatically granted when you open a First Investors individual, joint, or custodial account unless you notify the Fund that you do not want the privilege.

For trusts, attorneys-in-fact, corporations, partnerships, guardianships, conservatorships and other entities, telephone exchange and redemption privileges are also available. However, such privileges are not automatically granted and you must complete additional documentation to obtain privileges.

Telephone redemptions are not permitted on IRAs, IRAs for Minors, SIMPLE-IRAs, SEP-IRAs, SARSEP-IRAs, 403(b)(7)s and ESAs. However, telephone exchange privileges are available on such accounts unless you decline the privileges on the product application or notify the Fund otherwise. If your employer holds your shares for you in a retirement plan account, you must ask your employer or plan administrator to request the shares be sold for you.

For a description of the types of exchanges and redemptions that may be made using Telephone Privileges see "How To Sell Shares--Telephone Redemptions", "How To Use Our Free Exchange Privilege--Telephone Exchanges" and "Contact Information". For further assistance, call Shareholder Services at 1(800)423-4026.

For your protection, the following security measures are taken:

1: Telephone requests are recorded to verify data concerning the transaction.

2: Some or all of the following information is obtained:

o  Account registration;

o  Account number;

o  Address;

o  Last four digits of the social security number;

o  Personal Identification Number (PIN); and

o  Other information as deemed necessary.

3: A confirmation statement reflecting each telephone redemption and exchange is mailed to you.

We will not be liable for following instructions if we reasonably believe the telephone instructions are genuine and from an authorized person based on our verification procedures.

For security purposes, telephone privileges may be suspended on joint accounts upon notice of divorce or separation.

During times of drastic economic or market changes, telephone redemptions or exchanges may be difficult to implement. If you experience difficulty in making a telephone exchange or redemption, you may send us a written request by regular or express mail. The written request will be processed at the next determined net asset value, less any applicable CDSC, when received in good order in our Edison, NJ office.

o SHARE CERTIFICATES

Every time you make a purchase of Class A shares, we will credit shares to your FI Fund account. We do not issue share certificates unless you specifically request them. Certificates are not issued on any Class B shares, Class A money market shares, shares in retirement, ESA, or other custodial accounts, or if the market value of the account is below $1,000, the address has changed within the past sixty (60) days or the account has a foreign address.

Having us credit shares on your behalf eliminates the expense of replacing lost, stolen, or destroyed certificates. If a certificate is lost, stolen, or damaged, you may be charged a replacement fee of the greater of 2% of the current value of the certificated shares or $25.

In addition, certificated shares cannot be redeemed, exchanged, or transferred until the certificates are returned with your transaction request. The share certificate must be properly endorsed and signature guaranteed.

Certificates can only be issued in the name of the accountholder(s).

o NAME CHANGES

A name change may occur due to marriage, divorce, adoption or other reason. To change your name, send us an Affidavit of Name Change or a signature guaranteed letter of instruction along with a certified copy of your marriage certificate, divorce decree or other legal document. A MAA or BAA is also required if one is not already on file.

o TRANSFERRING OWNERSHIP OF SHARES

A transfer is a change of share ownership from one customer to another. Unlike an exchange, transfers occur within the same FI Fund. You can transfer your shares at any time; however, we will only transfer the ownership to a FI Fund account which has a U.S. address and whose owner meets all other requirements to establish a FI account. All transfers into a new account must meet the minimum initial investment requirement of the FI Fund. The fund minimum is waived for a full transfer due to death if the shares are transferred to the surviving joint owner and for a full transfer to a minor on a UTMA/UGMA account upon the minor reaching the age at which custodianship ends. We reserve the right to delay processing a transfer if the shares are part of an LOI until we notify the account owner that such transfer will terminate the LOI.

To transfer shares, submit a letter of instruction including:

o  Your account number;

o  Dollar amount, percentage, or number of shares to be transferred;

o  Existing account number receiving the shares (if any);

o The name, U.S. street address, date of birth, citizenship, taxpayer identification number and such other information as may be required by law of each customer receiving the shares; and

o The original signature of each account owner requesting the transfer with signature guarantee(s).

We will require the transferee to: complete the appropriate application (MAA or BAA) to establish an account; provide the required FI customer identification program information under the USA PATRIOT Act; and supply any other required information (see "How To Open An Account").

If you are receiving shares via a transfer and you do not appoint a broker-dealer on the application, FIC will be listed on your account. However, we recommend that you discuss your investment objective with a registered representative before you make a purchase to ensure that the Fund is suitable for you.

Depending upon your account registration, additional documentation may be required to transfer shares. Money Lines, APIs, draft checks and systematic withdrawal plans do not carry over when an account is transferred. In addition, neither the six (6) month reinstatement privilege, nor any applicable free exchange privilege on money market shares, is transferred to a new owner. If you are transferring the ownership and exchanging shares for another FI fund, you must provide the order in which the transactions are to be processed. If either the exchange or transfer is not in "good order" neither transaction will be processed. You may wish to consult your tax advisor to discuss the different tax implications. Transfers due to the death of a shareholder require additional documentation. Please call our Shareholder Services Department at 1(800)423-4026 for specific transfer requirements before initiating a request.

A transfer is a change of ownership and may trigger a taxable event. You should consult your qualified tax advisor before initiating a transfer.

o HOUSEHOLDING OF DISCLOSURE DOCUMENTS

It is our policy to send only one copy of the FI Fund's prospectus, annual report, semi-annual report and proxy statements to all family members who reside in the same household. This reduces FI Fund expenses, and benefits you and other shareholders.

We will continue to "household" these disclosure documents for you as long as you remain a shareholder, unless you tell us otherwise. If you do not want us to household these documents, simply call us at 1(800)423-4026 and let us know. We will begin sending you individual copies of prospectuses, annual and semi-annual reports within thirty (30) days of receiving your request.

o MISSING OR INCORRECT TINs AND RETURNED MAIL

If you fail to give us a Taxpayer Identification Number ("TIN") or you provide us with an incorrect TIN:

1: We reserve the right to close your account;

2: If we are charged a fee by the IRS, we may debit your account for the fees imposed plus a processing charge; and

3: We may attempt to correct your tax reporting information by using a consumer reporting agency.

If mail is returned to the FI Fund marked undeliverable by the U.S. Postal Service with no forwarding address after two (2) consecutive mailings, and the FI Fund is unable to obtain a current shareholder address, the account status will be changed to "Do Not Mail" to discontinue future mailings and prevent unauthorized persons from obtaining account information. Telephone privileges, automated payments and automated withdrawals will also be discontinued.

You can remove the "Do Not Mail" status on your account by submitting written instructions including your current address signed by all shareholders with a signature guarantee (see "When Signature Guarantees Are Required"). Additional requirements may apply for certain accounts. Call Shareholder Services at 1(800)423-4026 for more information.

Returned dividend and other distribution checks will be voided when an account's status has been changed to "Do Not Mail." No interest will be paid on outstanding checks or checks which have been voided. All future dividends and other distributions will be reinvested in additional shares until new instructions are provided. If you cannot be located within a period of time mandated by your state of residence your FI Fund shares and outstanding dividend and distribution checks may be turned over in accordance with state laws governing abandoned property.

Prior to turning over assets to your state, the fund will seek to obtain a current shareholder address in accordance with Securities and Exchange Commission rules. A search company or consumer reporting agency may be employed to locate a current address. The FI Fund may deduct the costs associated with the search from your account.

o YOUR PRIVACY

We use the strictest standards to safeguard your information. If FIC is your broker, we obtain information from you that is necessary to make suitable investment recommendations for you, such as your occupation, age, financial resources, investment experience and objectives. We also keep track of the investments you make through us. If you purchase insurance, we also obtain information concerning your medical history, credit history, and driving record. We use your information only to process transactions that you have authorized, and to service your account. We do not disclose your information to any third party, except as permitted by law. We restrict access to your information to those persons who need to know it. We also maintain physical, electronic, and procedural measures to ensure that unauthorized persons do not obtain access to your information. Information regarding our privacy policy is mailed to you and is available through our website (www.firstinvestors.com).

CONTACT INFORMATION

While we encourage you to use the services of your representative, if you want or need to contact us directly, you can:

1: For Overnight Mail, write us at:          |  2: For Regular Mail, write us at:
   Administrative Data Management Corp.      |      Administrative Data Management Corp.
   Raritan Plaza I, 8th Floor                |      P.O. Box 7837
   Edison, NJ 08837-3620                     |      Edison, NJ 08818-7837
                                             |
   ------------------------------------------|------------------------------------------
                                             |
3: Call our Shareholder Services Department  |   4: Visit us at any time on-line at
   at 1(800)423-4026 24 hours a day.         |      www.firstinvestors.com

o OUR SHAREHOLDER SERVICES DEPARTMENT

1(800)423-4026

Call our toll-free Shareholder Service line 24 hours a day for procedures, FI Fund information and to check FI Fund prices. To speak to a shareholder services representative, please call Monday through Friday between the hours of 9:00 a.m. and 6:00 p.m. Eastern Time.

CALL US TO UPDATE OR CORRECT YOUR:

o Address or phone number. For security purposes, the FI Fund will not honor telephone requests to change an address to a P.O. Box or "c/o" street address;

o  Birth date (important for retirement distributions); and

o Distribution option to reinvest or pay in cash or initiate cross reinvestment of dividends and capital gains (non-retirement accounts only).

CALL US TO REQUEST:

o Cancellation of your Systematic Withdrawal Plan (non-retirement accounts only);

o  A stop payment on a dividend, redemption or money market draft check;

o  Suspension (up to six (6) months) or cancellation of Money Line;

o  A duplicate copy of a statement, cancelled check or tax form;

      CANCELLED CHECK FEE:      $10 fee for a copy of a cancelled dividend, liquidation, or investment check.
                                $15 fee for a copy of a cancelled money market draft check.

      DUPLICATE TAX FORM FEES:  Current Year ... Free
                                Prior Year(s) .. $7.50 per tax form per year.

o  Cancellation of cross-reinvestment of dividends and capital gains; and

o A history of your account. Current year and the previous two-year histories are provided free of charge, however, there is a fee for prior periods. Account histories are not available prior to 1974.

PROVIDED YOU HAVE TELEPHONE PRIVILEGES, YOU CAN ALSO CALL US TO:

  o Increase your total Money Line payment by a maximum of $3,600 per year using any frequency provided bank and FI Fund account registrations are the same and by a maximum of $1,200 per year using any frequency if the bank and FI Fund account registrations differ.

  o Change the allocation of your Money Line or Automatic Payroll Investment payment.

  o Change the amount of your Systematic Withdrawal payment on non-retirement accounts.

  o Request a share certificate to be mailed to your address of record (non-retirement accounts only) provided your address has not changed within the past sixty (60) days.

  o Request money market fund draft checks (non-retirement accounts only) provided your account balance is at least $1,000 and your address of record has not changed within the past sixty (60) days. Additional written documentation may be required for certain registrations.

o E-MAIL

You can e-mail our transfer agent, Administrative Data Management Corp., at admcust@firstinvestors.com with general account and service-related inquiries such as requests for:

  o  Literature on our FI Funds and services;

  o Prospectus, annual report, and Statements of Additional Information requests;

  o  Duplicate statements;

  o  Procedural information; and

  o  Account research.

E-mail cannot be used to place purchase, exchange, transfer, and/or redemption orders. First Investors will not honor trades or address change requests e-mailed to admcust@firstinvestors.com, or any other e-mail address.

o WEB ACCESS

You can access your account and a wealth of other company information at your convenience - 24 hours a day, seven (7) days a week- through our web site at www.firstinvestors.com. Our web site allows you to:

  o  Download FI Fund prospectuses and the current Shareholder Manual;

  o  Acquaint yourself with our range of client services;

  o  Download educational articles on a variety of investment-related issues;

  o  Review FI Fund descriptions and top 10 portfolio holdings;

  o  Review FI Fund performance and portfolio management;

  o  Check FI Fund prices; and

  o Access a direct link to "Sales Charges, Discounts and Waivers - Choosing Between Share Classes".

In addition, after you have obtained a password, our web site allows you to:

  o  Review your current account balance;

  o View recent current and prior year transactions, such as investments and redemptions;

  o  Access your most recent Quarterly Master Account Statement;

  o  Verify that money market checks have cleared; and

  o  Obtain current year tax forms.

To begin using these benefits, follow the directions below:

  o Visit us at www.firstinvestors.com or call us at 1(800)423-4026 to request web access.

  o From our web site home page, select Account Access. Click on "online form" in the body of the text regarding account access. Enter your full "Customer Number" or full "Account Number" and the last four digits of your "Taxpayer Identification Number", then click on Submit.

  o Within three (3) to five (5) Business Days of your request, we will send a User Name and Password to the address of record. Safeguard this information carefully as it will allow access to your First Investors accounts.

  o After receiving your User Name and Password, visit our web site and enter the User Name and Password that we provided under Customer Login on home page, or on Account Access page. Click on Submit. Next, enter a new Password that is meaningful to you and that you'll remember.




Keep your password confidential to safeguard your account. Contact us immediately if someone else has obtained your password or accessed your account. First Investors' web site is a Veri Sign Secure Site and we use state of the art encryption technology to keep your account information private. We recommend that you use 128-bit encryption when viewing your account information.

First Investors does not accept orders for transactions or address updates via our web site. For trusts, estates, attorney-in-fact, corporations, partnerships, and other entities, additional documentation is required to permit web access. Call Shareholder Services at 1(800)423-4026 for assistance.

                             [First Investors Logo]

         PRINCIPAL UNDERWRITER                       TRANSFER AGENT
      First Investors Corporation         Administrative Data Management Corp.
             95 Wall Street                    Raritan Plaza I, 8th Floor
           New York, NY 10005                    Edison, NJ 08837-3620
             1-212-858-8000                          1-800-423-4026


SHARMAN
as of January 30, 2006

                            PART C. OTHER INFORMATION
                            -------------------------

Item 23.    Exhibits
            --------


   (a) (i)  Certificate of Trust - filed herewith

   (a)(ii)  Trust Instrument - filed herewith

   (b)      By-laws - filed herewith

   (c) Shareholders rights are contained in Articles IV, V, VI, IX and X of the Registrant's Trust Instrument and Articles V, VI, VII and VIII of the Registrant's By-laws

   (d)(i) Investment Advisory Agreement between Registrant and First Investors Management Company, Inc. ("FIMCO") - filed herewith

   (d)(ii) Form of Subadvisory Agreement among First Investors Management Company, Inc., Registrant and Wellington Management Company LLP ("Wellington") - filed herewith

   (d)(iii) Form of Subadvisory Agreement among First Investors Management Company, Inc., Registrant and Paradigm Capital Management, Inc. ("Paradigm") - filed herewith

   (e) Underwriting Agreement between Registrant and First Investors Corporation ("FIC") - filed herewith


   (f)      Bonus, profit sharing or pension plans - none


   (g)(i) Custody Agreement between Registrant's predecessor funds and The Bank of New York ("BNY") - filed herewith

   (g)(ii) Foreign Custody Manager Agreement between All-Cap Growth Fund, Focused Equity Fund, Growth and Income Fund, Mid-Cap Opportunity Fund, Value Fund and BNY(3)

   (g)(iii) Foreign Custody Manager Agreement between Blue Chip Fund, Special Situations Fund, Total Return Fund and BNY(5)

   (g)(iv) Addendum to Custody Agreement and Foreign Custody Manager Agreements with BNY - filed herewith

   (g)(v) Custodian Agreement between Global Fund and Brown Brothers Harriman & Co.(1)

   (g)(vi)  Amendment to Custodian Agreement between Global Fund and
            Brown Brothers Harriman & Co. and 17f-5 Delegation Schedule(4)

   (g)(vii) Addendum to Custodian Agreement and 17f-5 Delegation Schedule with Brown Brothers Harriman & Co. - filed herewith

   (h) Form of Transfer Agent Agreement between Registrant and Administrative Data Management Corp. - filed herewith

   (i)      Opinion and Consent of Counsel - filed herewith

   (j) Consent of Independent Registered Public Accounting Firm - filed herewith


   (k)      Financial statements omitted from prospectus - none

   (l)      Initial capital agreements - none


   (m)(i)   Class A Distribution Plan - filed herewith

   (m)(ii)  Class B Distribution Plan - filed herewith

   (n)      Multiple Class Plan pursuant to Rule 18f-3 - filed herewith


   (o)      Reserved


   (p)(i) Code of Ethics of the First Investors family of mutual funds, their investment advisers and their underwriters(2)

   (p)(ii)  Code of Ethics of Wellington(2)

   (p)(iii) Code of Ethics of Paradigm - to be filed by subsequent amendment


            Other Exhibits
            --------------

            Powers of Attorney - filed herewith

   -------------------------------------------
   (1) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 21 to First Investors Global Fund Inc.'s Registration Statement (File No. 002-71911) filed on April 24, 1996.
   (2) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 31 to Registrant's Registration Statement (File No. 033-46924) filed on October 11, 2000.
   (3) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 35 to Registrant's Registration Statement (File No. 033-46924) filed on January 28, 2002.
   (4) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 30 to First Investors Global Fund Inc.'s Registration Statement (File No. 002-71911) filed on January 28, 2002.
   (5) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 33 to First Investors Series Fund's Registration Statement (File No. 033-25623) filed on January 28, 2002.


Item 24. Persons Controlled by or Under Common Control with the Fund
         -----------------------------------------------------------

     There are no persons controlled by or under common control with the Fund.

Item 25. Indemnification
         ---------------


     ARTICLE IX OF THE TRUST INSTRUMENT OF THE REGISTRANT PROVIDES AS FOLLOWS:

     Section 1. LIMITATION OF LIABILITY. All persons contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or Assets belonging to such Series, respectively, for payment under such contract or claim; and neither the Trustees nor any of the Trust's officers or employees, whether past, present or future, shall be personally liable therefor. Every written instrument or obligation on behalf of the Trust or any Series shall contain a statement to the foregoing effect, but the absence of such statement shall not operate to make any Trustee or officer of the Trust liable thereunder. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, investment adviser, principal underwriter or independent contractor of the Trust, but nothing contained in this Trust Instrument or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Section 2.  INDEMNIFICATION.

     (a)    Subject to the  exceptions and  limitations  contained in subsection
(b) below:

            (i) every person who is, or has been, a Trustee or an officer or employee of the Trust ("Covered Person") shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof.

            (ii) as used herein, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

      (b)   No indemnification shall be provided hereunder to a Covered Person:

            (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

            (ii) in the event of a settlement, if there has been a determination that such Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

     (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

     (d) To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section shall be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking,
(ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

     (e) Any repeal or modification of this Article IX by the Shareholders, or adoption or modification of any other provision of this Trust Instrument or the By-laws inconsistent with this Article, shall be prospective only, to the extent that such, repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

     Section 3. INDEMNIFICATION OF SHAREHOLDERS. If any Shareholder or former Shareholder of any Series is held personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of any entity, its general successor) shall be entitled out of the Assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by such Shareholder or former Shareholder, assume the defense of any claim made against him for any act or obligation of the Series and satisfy any judgment thereon from the Assets belonging to the Series.

     ARTICLE IX, SECTION 3 OF THE BY-LAWS OF THE REGISTRANT PROVIDES AS FOLLOWS:

     SECTION 3. ADVANCE PAYMENT OF INDEMNIFIABLE EXPENSES. Expenses incurred by an agent in connection with the preparation and presentation of a defense to any proceeding may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by, or on behalf of, such agent that such amount will be paid over by him or her to the Trust if it is ultimately determined that he or she is not entitled to indemnification; provided, however, that (a) such agent shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the proceeding, or independent legal counsel in a written opinion, shall have determined, based upon a review of the readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such agent will be found entitled to indemnification.


     NUMBER 7 OF THE  REGISTRANT'S  INVESTMENT  ADVISORY  AGREEMENT  PROVIDES AS
FOLLOWS:


     7. LIMITATION OF LIABILITY OF THE MANAGER. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Series in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of the Trust shall be deemed, when rendering services to the Trust or acting in any business of the Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.

     NUMBER 5 OF THE REGISTRANT'S SUBADVISORY AGREEMENTS PROVIDE AS FOLLOWS:

     5. LIABILITY OF THE SUBADVISER. The Subadviser agrees to perform faithfully the services required to be rendered to each Trust and each Series under this Agreement, but nothing herein contained shall make the Subadviser or any of its officers, partners or employees liable for any loss sustained by a Trust or its officers, Trustees or shareholders or any other person on account of the services which the Subadviser may render or fail to render under this Agreement; provided, however, that nothing herein shall protect the Subadviser against liability to a Trust, or to any of the Series' shareholders, to which the Subadviser would otherwise be subject, by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement. Nothing in this Agreement shall protect the Subadviser from any liabilities which it may have under the 1933 Act or the 1940 Act.

     NUMBER 12 OF THE REGISTRANT'S UNDERWRITING AGREEMENT PROVIDES AS FOLLOWS:

     12. Limitation of Liability. The Underwriter agrees to use its best efforts in effecting the sale and public distribution of the Shares through dealers and in performing its duties in redeeming and repurchasing the Shares, but nothing contained in this Agreement shall make the Underwriter or any of its officers, directors or shareholders liable for any loss sustained by the Fund or any of its officers, trustees or shareholders, or by any other person on account of any act done or omitted to be done by the Underwriter under this Agreement, provided that nothing contained herein shall protect the Underwriter against any liability to the Fund or to any of its shareholders to which the Underwriter would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties as Underwriter or by reason of its reckless disregard of its obligations or duties as Underwriter under this Agreement. Nothing in this Agreement shall protect the Underwriter from any liabilities which it may have under the Securities Act of 1933, as amended ("1993 Act"), or the 1940 Act.

     The general effect of this Indemnification will be to indemnify the officers, trustees, employees and agents of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a trustee, officer, employee or agent of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the trustee's, officer's, employee's or agent's office.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.    Business  and Other  Connections  of the  Investment  Adviser and
            ------------------------------------------------------------------
            Subadvisers
            -----------


     First  Investors  Management  Company,   Inc.  ("FIMCO")  is  a  registered
investment adviser and provides investment management services to the Registrant. The description of FIMCO under the caption "Fund Management" in the Prospectus and under the caption "Management" in Part II of the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement are incorporated herein by reference. Information as to any business, profession, vocation or employment of a substantial nature engaged in by the officers, directors and partners of the adviser during the past two years is set forth in Part I of the Statement of Additional Information under the caption "Trustees and Officers" and in its Form ADV filed with the Securities and Exchange Commission (File No. 801-7885), both of which are incorporated herein by reference.


     Wellington Management Company, LLP ("Wellington") is a registered investment adviser and serves as a investment subadviser to the Registrant. Information as to any business, profession, vocation or employment of a substantial nature engaged in by the officers, directors and partners of Wellington during the past two years is incorporated by reference to its Form ADV filed with the Securities and Exchange Commission (SEC File No. 801-15908).

     Paradigm Capital Management, Inc. ("Paradigm") is a registered investment adviser and serves as a investment subadviser to the Registrant. Information as to any business, profession, vocation or employment of a substantial nature engaged in by the officers, directors and partners of Paradigm during the past two years is incorporated by reference to its Form ADV filed with the Securities and Exchange Commission (SEC File No. 801-47403).

Item 27.    Principal Underwriters
            ----------------------

      (a) First Investors Corporation, Underwriter of the Registrant, is also underwriter for:


            Executive Investors Trust
            First Investors Income Funds
            First Investors Insured Tax Exempt Fund, Inc.
            First Investors Multi-State Insured Tax Free Fund
            First Investors New York Insured Tax Free Fund, Inc.
            First Investors Series Fund
            First Investors Tax-Exempt Money Market Fund, Inc.
            First Investors Life Variable Annuity Fund A
            First Investors Life Variable Annuity Fund C
            First Investors Life Variable Annuity Fund D
            First Investors Life Level Premium Variable Life Insurance
              (Separate Account B)
            First  Investors  Life  Modified  Single  Premium   Variable  Life
              Insurance (Separate Account E)


      (b)   The  following  persons  are  the  officers  and  directors  of  the
Underwriter:

     The principal business address of each director and officer listed below is c/o First Investors Legal Department, 95 Wall Street, New York, New York 10005.

                             Position and                  Position and
                             Office with First             Office with
Name                         Investors Corporation         Registrant
----                         ---------------------         -------------


Kathryn S. Head              Chairman of the Board,        President and Trustee
                             Chief Executive Officer
                             and Director


Lawrence A. Fauci            Director                      None


John T. Sullivan             Director                      Trustee


Larry R. Lavoie              Director, Secretary and       Chief Compliance
                             General Counsel               Officer

Frederick Miller             Senior Vice President         None

Robert Flanagan              President                     None

William M. Lipkus            Chief Financial Officer       None
                             and Treasurer

Anne Condon                  Vice President                None

Elizabeth Reilly             Vice President                None

Matthew Smith                Vice President                None

Mark Segal                   Assistant Vice President      None

Carol Lerner Brown           Assistant Secretary           Assistant Secretary

Conrad Charak                Assistant Secretary           None

      (c)   Not applicable

Item 28.  Location of Accounts and Records
          --------------------------------


          Physical possession of the books, accounts and records of the Registrant are held by First Investors Management Company, Inc. and its affiliated companies, First Investors Corporation and Administrative Data Management Corp., at their corporate headquarters, 95 Wall Street, New York, NY 10005, and at their administrative offices, Raritan Plaza 1, Edison, NJ 08837, except for those maintained by (i) the Registrant's Custodian (all funds except Global Fund), The Bank of New York, 48 Wall Street, New York, NY 10286, at Vital Records, 563 New Center Road, Flagtown, NJ 08821 (electronic record storage) and at Archive Systems, 25 Commerce Road, Fairfield, NJ 07004 (archive records), and
(ii) Global Fund's Custodian, Brown Brothers Harriman & Co., at 40 Water Street, Boston, MA 02109.


Item 29. Management Services
         -------------------

      Not Applicable.

Item 30. Undertakings
         ------------

      None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended ("1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant represents that this Amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 27th day of January 2006.

                                    FIRST INVESTORS EQUITY FUNDS


                                    By:   /s/ Kathryn S. Head
                                          ------------------------------
                                          Kathryn S. Head
                                           President and Trustee

     Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 42 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Kathryn S. Head            President and Trustee           January 27, 2006
-----------------------------
Kathryn S. Head

/s/ Joseph I. Benedek          Treasurer and Principal         January 27, 2006
-----------------------------  Accounting Officer
Joseph I. Benedek

/s/ Charles R. Barton, III     Trustee                         January 27, 2006
-----------------------------
Charles R. Barton, III *

/s/ Stefan L. Geiringer        Trustee                         January 27, 2006
-----------------------------
Stefan L. Geiringer *

/s/ Robert M. Grohol           Trustee                         January 27, 2006
-----------------------------
Robert M. Grohol*

/s/ Arthur M. Scutro, Jr.      Trustee                         January 27, 2006
-----------------------------
Arthur M. Scutro, Jr.*

/s/ James M. Srygley           Chairman of the Board           January 27, 2006
-----------------------------  and Trustee
James M. Srygley*

/s/ John T. Sullivan           Trustee                         January 27, 2006
-----------------------------
John T. Sullivan*

/s/ Robert F. Wentworth        Trustee                         January 27, 2006
-----------------------------
Robert F. Wentworth*

*  By:      /s/ Larry R. Lavoie
            ------------------------------
            Larry R. Lavoie
            (Attorney-in-Fact)

                                  EXHIBIT INDEX

Type              Description
----              -----------

EX-99.a           Certificate of Trust

EX-99.a           Trust Instrument

EX-99.b           By-laws

EX-99.d Investment Advisory Agreement between Registrant and First Investors Management Company, Inc.

EX-99.d Form of Subadvisory Agreement among First Investors Management Company, Inc., Registrant and Wellington Management Company LLP

EX-99.d Form of Subadvisory Agreement among First Investors Management Company, Inc., Registrant and Paradigm Capital Management, Inc. ("Paradigm")

EX-99.e           Underwriting Agreement between Registrant and First
                  Investors Corporation

EX-99.g Custody Agreement between Registrant's predecessor funds and The Bank of New York ("BNY")

EX-99.g Addendum to Custody Agreement and Foreign Custody Manager Agreements with BNY

EX-99.g Addendum to Custodian Agreement and 17f-5 Delegation Schedule with Brown Brothers Harriman & Co.

EX-99.h Form of Transfer Agent Agreement between Registrant and Administrative Data Management Corp.

EX-99.i           Opinion and Consent of Counsel

EX-99.j           Consent of Independent Registered Public Accounting Firm

EX-99.m           Class A Distribution Plan

EX-99.m           Class B Distribution Plan

EX-99.n           Multiple Class Plan pursuant to Rule 18f-3

EX-99             Powers of Attorney